 As filed with the U.S. Securities and Exchange Commission on September 29, 2005
                                               Securities Act File No. 002-34552
                                       Investment Company Act File No. 811-01939

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

             Registration Statement Under The Securities Act Of 1933         [X]

                        Pre-Effective Amendment No. ______                   [ ]

                         Post-Effective Amendment No. 63                     [X]

                                     and/or

         Registration Statement Under The Investment Company Act Of 1940     [X]

                                Amendment No. 50                             [X]
                        (Check appropriate box or boxes)

                           ING INVESTMENT FUNDS, INC.
                 (Exact Name of Registrant Specified in Charter)

                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (800) 992-0180

          Huey P. Falgout, Jr.                               With copies to:
          ING Investments, LLC                           Jeffrey S. Puretz, Esq.
     7337 E. Doubletree Ranch Road                             Dechert LLP
          Scottsdale, AZ 85258                             1775 I Street, N.W.
(Name and Address of Agent for Service)                    Washington, DC 20006

                                   ----------

     It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[X]  on September 30, 2005 pursuant to paragraph (b)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                    ING INVESTMENT FUNDS, INC. ("REGISTRANT")

                       CONTENTS OF REGISTRATION STATEMENT

Registration Statement consists of the following papers and documents:

*    Cover Sheet

*    Contents of Registration Statement

*    Supplements dated September 30, 2005

* Registrant's Domestic Equity Funds - Class A, Class B, Class C and Class M Prospectus

*    Registrant's Domestic Equity Funds - Class I Prospectus

*    Registrant's Statement of Additional Information

*    Part C

*    Signature Page

                                ING EQUITY TRUST
                           ING INVESTMENT FUNDS, INC.
                                ("REGISTRANTS")


                      Supplement dated September 30, 2005
   to the Domestic Equity and Income Funds, Domestic Equity Growth Funds and Domestic Equity Value Funds Class A, Class B, Class C and Class M Prospectus,
                    Class Q Prospectus, Class I Prospectus,
                             and Class O Prospectus
                            Dated September 30, 2005


The Prospectuses for the Registrants are hereby supplemented with the following information relating to "Information Regarding Trading of ING's U.S. Mutual Funds."

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements, ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and
(iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

      - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

      - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

      - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

      - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

      - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

      - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

      - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

      - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

      REQUESTS FOR INFORMATION FROM NEW YORK ATTORNEY GENERAL

      As has been widely reported in the media, the New York Attorney General's office ("NYAG") is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

      ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

      At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

      There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                ING EQUITY TRUST
                           ING INVESTMENT FUNDS, INC.
                                ("REGISTRANTS")

                      Supplement Dated September 30, 2005
   to the Domestic Equity and Income Funds, Domestic Equity Growth Funds and Domestic Equity Value Funds Class A, Class B, Class C and Class M Prospectus
                            dated September 30, 2005

            ING Funds will waive the Contingent Deferred Sales Charges (CDSCs) on redemptions made between August 29, 2005 and October 28, 2005 for Class A, Class B and Class C shares for the above-named Registrants. This exception will not apply to exchanges. This waiver will also not apply to systematic or other periodic payments established prior to August 29, 2005. This waiver will apply to all persons whose address of record as of August 29, 2005 was in one of the following counties/parishes:

      - 64 Louisiana parishes: Acadia, Allen, Ascension, Assumption, Avoyelles, Beauregard, Bienville, Bossier, Caddo, Caldwell, Calcasieu, Cameron, Catahoula, Claiborne, Concordia, Desoto, East Baton Rouge, East Carroll, East Feliciana, Evangeline, Franklin, Grant, Iberia, Iberville, Jackson, Jefferson, Jefferson Davis, Lafayette, Lafourche, LaSalle, Lincoln, Livingston, Madison, Morehouse, Natchitoches, Orleans, Ouachita, Pointe Coupee, Plaquemines, Rapides, Red River, Richland, Sabine, St. Bernard, St. Charles, St. Helena, St. James, St. John, St. Landry, St. Mary, St. Martin, St. Tammany, Tangipahoa, Tensas, Terrebonne, Union, Vermilion, Vernon, Washington, Webster, West Baton Rouge, West Carroll, West Feliciana and Winn.

      - 52 Mississippi counties: Adams, Amite, Attala, Chickasaw, Choctaw, Claiborne, Clarke, Clay, Copiah, Covington, Forrest, Franklin, George, Greene, Hancock, Harrison, Hinds, Itawamba, Jackson, Jasper, Jefferson, Jefferson Davis, Jones, Kemper, Lamar, Lauderdale, Lawrence, Leake, Lee, Lincoln, Lowndes, Madison, Marion, Monroe, Neshoba, Newton, Noxubee, Oktibbeha, Pearl River, Perry, Pike, Rankin, Scott, Simpson, Smith, Stone, Walthall, Warren, Wayne, Webster, Wilkinson, and Winston.

      - Six Alabama counties: Baldwin, Clarke, Choctaw, Mobile, Sumter and Washington.

      -     Three Florida counties: Broward, Miami-Dade and Monroe.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                          PROSPECTUS

                             Prospectus



                             SEPTEMBER 30, 2005



                             Class A, Class B, Class C and Class M
                             DOMESTIC EQUITY AND INCOME FUNDS

                             - ING Convertible Fund
                             - ING Equity and Bond Fund
                             - ING Real Estate Fund



                             DOMESTIC EQUITY GROWTH FUNDS

                             - ING Disciplined LargeCap Fund
                             - ING LargeCap Growth Fund
                             - ING MidCap Opportunities Fund
                             - ING SmallCap Opportunities Fund



                             DOMESTIC EQUITY VALUE FUNDS

                             - ING Financial Services Fund
                             - ING LargeCap Value Fund
                             - ING MagnaCap Fund
                             - ING MidCap Value Fund
                             - ING MidCap Value Choice Fund
                             - ING SmallCap Value Fund
                             - ING SmallCap Value Choice Fund

       This Prospectus contains important
       information about investing in
       Class A, Class B, Class C and
       Class M shares of certain ING
       Funds. You should read it
       carefully before you invest, and
       keep it for future reference.
       Please note that your investment:
       is not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation ("FDIC"), the Federal
       Reserve Board or any other
       government agency and is affected
       by market fluctuations. There is
       no guarantee that the Funds will
       achieve their investment
       objectives. As with all mutual
       funds, the U.S. Securities and
       Exchange Commission ("SEC") has
       not approved or disapproved these
       securities nor has the SEC judged
       whether the information in this
       Prospectus is accurate or
       adequate. Any representation to
       the contrary is a criminal
       offense.
                                                          (ING FUNDS LOGO)

(CAPITAL PHOTO)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         INVESTMENT
         OBJECTIVE



[COMPASS GRAPHIC]
         PRINCIPAL
         INVESTMENT
         STRATEGIES



[SCALE GRAPHIC]
         RISKS



These pages contain a description of each of our Funds included in this Prospectus, including each Fund's investment objective, principal investment strategies and risks.

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.


    INTRODUCTION TO THE FUNDS                                1
    FUNDS AT A GLANCE                                        2

    DOMESTIC EQUITY AND INCOME FUNDS
    ING Convertible Fund                                     4
    ING Equity and Bond Fund                                 6
    ING Real Estate Fund                                     8

    DOMESTIC EQUITY GROWTH FUNDS
    ING Disciplined LargeCap Fund                           10
    ING LargeCap Growth Fund                                12
    ING MidCap Opportunities Fund                           14
    ING SmallCap Opportunities Fund                         16

    DOMESTIC EQUITY VALUE FUNDS
    ING Financial Services Fund                             18
    ING LargeCap Value Fund                                 20
    ING MagnaCap Fund                                       22
    ING MidCap Value Fund                                   24
    ING MidCap Value Choice Fund                            26
    ING SmallCap Value Fund                                 28
    ING SmallCap Value Choice Fund                          30


    WHAT YOU PAY TO INVEST                                  32
    SHAREHOLDER GUIDE                                       37
    MANAGEMENT OF THE FUNDS                                 47
    MORE INFORMATION ABOUT RISKS                            58
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      62
    FINANCIAL HIGHLIGHTS                                    64
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY AND INCOME FUNDS

  ING's Domestic Equity and Income Funds seek income and growth of capital.

  They may be suitable investments if you:

  - want both regular income and the potential for capital appreciation; and
  - are looking for growth potential, but do not feel comfortable with the level of risk associated with the Domestic Equity Growth or Domestic Equity Value Funds.

DOMESTIC EQUITY GROWTH FUNDS

  ING's Domestic Equity Growth Funds seek long-term growth.

  They may be suitable investments if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE FUNDS

  ING's Domestic Equity Value Funds seek capital appreciation.

  They may be suitable investments if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for the potential for long-term capital appreciation.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Introduction to the Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, principal investment strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------

DOMESTIC          ING Convertible Fund                                   Maximum total return,
EQUITY AND        Adviser: ING Investments, LLC                          consisting of capital
INCOME FUNDS      Sub-Adviser: ING Investment Management Co.             appreciation and current
                                                                         income

                  ING Equity and Bond Fund                               Balance of long-term capital
                  Adviser: ING Investments, LLC                          appreciation and current
                  Sub-Adviser: ING Investment Management Co.             income

                  ING Real Estate Fund                                   Total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Clarion Real Estate Securities
                  L.P.

DOMESTIC          ING Disciplined LargeCap Fund                          Capital appreciation
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: ING Investment Management Co.

                  ING LargeCap Growth Fund                               Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Wellington Management Company, LLP

                  ING MidCap Opportunities Fund                          Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.

                  ING SmallCap Opportunities Fund                        Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.

DOMESTIC          ING Financial Services Fund                            Long-term capital appreciation
EQUITY VALUE      Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: ING Investment Management Co.

                  ING LargeCap Value Fund                                Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, L.P.

                  ING MagnaCap Fund                                      Growth of capital, with
                  Adviser: ING Investments, LLC                          dividend income as a secondary
                  Sub-Adviser: ING Investment Management Co.             consideration

                  ING MidCap Value Fund                                  Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, L.P.

                  ING MidCap Value Choice Fund                           Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: NWQ Investment Management Company,
                  LLC

                  ING SmallCap Value Fund                                Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, L.P.

                  ING SmallCap Value Choice Fund                         Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: NWQ Investment Management Company,
                  LLC

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------

Convertible securities as well as equities and            Price volatility and other risks that accompany an
high-yield debt.                                          investment in equity securities. Credit, interest rate,
                                                          liquidity and other risks that accompany an investment in
                                                          convertible and debt securities, including lower quality
                                                          debt securities.

A mix of equity securities and bonds.                     Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.

Common and preferred stocks of U.S. real estate           Price volatility and other risks that accompany an
investment trusts ("REITs") and real estate               investment in real estate equities and volatility due to
companies.                                                non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real
                                                          estate.

Equity securities of large companies included in          Price volatility and other risks that accompany an
the Standard & Poor's 500 Composite Stock Price           investment in equity securities.
Index.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth- oriented equity securities.

Equity securities of mid-sized U.S. companies             Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          mid-sized companies. Particularly sensitive to price swings during periods of economic uncertainty.

Equity securities of smaller, lesser-known U.S.           Price volatility and other risks that accompany an
companies believed to have growth potential.              investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.

Equity securities and equity equivalent securities        Price volatility and other risks that accompany an
of companies principally engaged in providing             investment in equity securities. Susceptible to risks of
financial services.                                       decline in the price of securities concentrated in the
                                                          financial services industry.

Equity securities of U.S. issuers with market             Price volatility and other risks that accompany an
capitalizations of $5 billion or more believed to         investment in equity securities of large-sized companies.
be priced below their long-term value.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued compared to the overall stock           investment in equity securities.
market.

Equity securities of U.S. issuers with market             Price volatility and other risks that accompany an
capitalizations between $1 billion and $6 billion,        investment in equity securities of mid-sized companies.
believed to be priced below their long-term value.

Equity Securities of mid-sized companies included         Price volatility, illiquidity and other risks that accompany
in the Russell Midcap(R) Index or the Standard &          an investment in equity securities of mid-sized companies.
Poor's MidCap 400 Index.

Equity securities of U.S. issuers with market             Price volatility and other risks that accompany an
capitalizations of $1.5 billion or less believed to       investment in equity securities of small-sized companies.
be priced below their long-term value.

Equity securities of small-sized companies included       Price volatility, illiquidity and other risks that accompany
in the Russell 2000(R) Index or the Standard &            an investment in equity securities of small-sized companies.
Poor's SmallCap 600 Index.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING CONVERTIBLE FUND                               ING Investment Management Co.
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum total return, consisting of capital appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 80% of its assets in convertible securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Convertible securities are generally preferred stock or other securities, including debt securities, that are convertible into common stock. The Fund emphasizes companies with market capitalizations above $500 million. The convertible debt securities in which the Fund invests may be rated below investment grade (high risk instruments), or, if not rated, may be of comparable quality. There is no minimum credit rating for securities in which the Fund may invest. Through investments in convertible securities, the Fund seeks to capture the upside potential of the underlying equities with less downside exposure.

The Fund may also invest up to 20% of its total assets in common and nonconvertible preferred stocks, and in nonconvertible debt securities, which may include high yield debt (commonly known as junk bonds) rated below investment grade, or of comparable quality if unrated. The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. Most, but not all, of the bonds in which the Fund invests have a remaining maturity of 10 years or less, or, in the case of convertible debt securities, have a remaining maturity or may be put back to the issuer in 10 years or less.


In evaluating convertible securities, the Sub-Adviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation.


The Sub-Adviser uses a disciplined combination of bottom-up fundamental analysis along with relative valuation quantitative screening to build a broadly diversified portfolio, which includes a range of securities with high equity sensitivity to more income producing securities, in an effort to provide lower volatility and attractive risk adjusted returns. The focus of the company analysis is on improving bottom lines, balance sheet strength, cash flow characteristics, capital structure, and quality of management, as well as its industry prospects and its competitive position within the industry. The Sub-Adviser usually considers whether to sell a particular security when any of these factors materially change.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in securities of small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

INTEREST RATE RISK -- the value of the convertible and debt securities held by the Fund may fall when interest rates rise. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed rate corporate bond.

CREDIT -- the Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than many bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities.


INABILITY TO SELL SECURITIES -- convertible securities, smaller company securities, and high yield debt securities may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 4      ING Convertible Fund

                                                            ING CONVERTIBLE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
21.67     20.29    22.58    20.86    50.20   (9.03)   (12.58)  (6.18)    28.61    5.88

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was managed by a different sub-adviser.


            Best and worst quarterly performance during this period:

4th quarter 1999:   34.59%
4th quarter 2000:  (16.02)%


   The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                    (4.38)%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of a broad measure of market performance -- the Merrill Lynch All Convertibles Excluding Mandatory All Qualities Index (the "ML Convert Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                  %  (0.20)    (0.86)           12.04
Class A Return After Taxes on Distributions(2)                  %  (0.81)    (2.92)            9.50
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   0.16     (1.85)            9.23
ML Convert Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                  %   8.49      2.19            11.14
CLASS B RETURN BEFORE TAXES(4)                                  %   0.15     (0.60)           11.88
ML Convert Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                  %   8.49      2.19            13.39(5)
CLASS C RETURN BEFORE TAXES(6)                                  %   4.14     (0.29)           11.99
ML Convert Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                  %   8.49      2.19            11.14


(1) Class B shares commenced operations on May 31, 1995.

(2) Reflects deduction of sales charge of 5.75%.

(3) The ML Convert Index is a market capitalization-weighted index including non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value; securities dropping below a market value of $40 million are excluded. Securities must be convertible into U.S. denominated common stocks, American Depositary Receipts, or cash equivalent to be included. The ML Convert Index includes approximately 550 convertible securities and is updated and available daily, lending itself to daily performance attribution.


(4) Reflects deduction of deferred sales charge of 5.00% and 2.00% for the 1 Year and 5 Year returns, respectively.


(5) The Index return for Class B shares is for the period beginning June 1, 1995.

(6) Reflects deduction of deferred sales charge of 1.00% for the 1 Year return.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Convertible Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING EQUITY AND BOND FUND                           ING Investment Management Co.
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks a balance of long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

The Fund's Sub-Adviser actively manages a blended portfolio of equity and debt securities with an emphasis on overall total return. The Fund normally invests at least 80% of its assets in equity securities and bonds. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt securities.


In managing the equity component, the Sub-Adviser looks to select securities whose prices in relation to projected earnings are believed to be reasonable in the market. The Sub-Adviser looks to invest in companies of any market capitalization that are perceived to be leaders in their industry.



The remainder of the Fund's assets are normally invested in corporate, government and mortgage bonds which at the time of investment are rated investment grade (at least BBB- by S&P or Baa3 by Moody's) or are of comparable quality. The Bond component of the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade, with a dollar weighted average portfolio maturity generally between three and ten years.


The Fund may invest in other investment companies (including up to 5% of its assets in ING Prime Rate Trust, a closed-end investment company that invests in secured floating rate loans), Initial Public Offerings, and derivative instruments. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may use options on securities, securities indices, interest rates and foreign currencies as a hedging technique or in furtherance of its investment objective. The Fund may invest up to 35% of its net assets in zero coupon securities.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING Balanced Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING Balanced Fund, contact a Shareholder Services Representative at 1-800-992-0180.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund also may invest in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the core securities in which the Fund invests. Rather, the market could favor value-oriented securities or small company securities, or may not favor equities at all.


INTEREST RATE RISK -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income securities.


CREDIT -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than the other income funds, because it may invest in high yield debt securities, commonly referred to as junk bonds, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social, and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; and varying foreign controls on investment.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce its returns.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly public companies may decline shortly after the initial public offering. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

INABILITY TO SELL SECURITIES -- high yield securities and securities of smaller companies may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 6      ING Equity and Bond Fund

                                                        ING EQUITY AND BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                             YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
23.43     16.39    20.50    23.35    8.48    (3.23)   (5.19)   (11.44)   20.89    5.09

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999, the Fund was managed by a different sub-adviser.
(3) Effective September 23, 2002, the Fund changed its name from ING Equity and Income Fund to ING Equity and Bond Fund.


            Best and worst quarterly performance during this period:

3rd quarter 1997:   14.44%
3rd quarter 2002:  (12.23)%


   The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                    (0.38)%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of three broad measures of market performance -- S&P 500 Index, the Lehman Brothers Aggregate Bond Index and a composite index consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index ("Composite Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)

CLASS A RETURN BEFORE TAXES(2)                                  %  (0.96)    (0.55)            8.46
Class A Return After Taxes on Distributions(2)                  %  (1.23)    (1.77)            5.87
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  (0.42)    (1.10)            6.06
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %  10.88     (2.30)           12.07
Lehman Brothers Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)(4)                               %   4.34      7.71             7.72
Composite Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   8.30      1.98            10.66
CLASS B RETURN BEFORE TAXES(6)                                  %  (0.56)    (0.38)            7.67
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %  10.88     (2.30)           10.75(7)
Lehman Brothers Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)(4)                               %   4.34      7.71             6.94(7)
Composite Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   8.30      1.98             9.57(7)
CLASS C RETURN BEFORE TAXES(8)                                  %   3.41     (0.03)            8.39
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %  10.88     (2.30)           12.07
Lehman Brothers Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)(4)                               %   4.34      7.71             7.72
Composite Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   8.30      1.98            10.66


 (1) Class B shares commenced operations on May 31, 1995.

 (2) Reflects deduction of sales charge of 5.75%.


 (3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



 (4) The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of the U.S. investment grade fixed rate bond market, including government and corporate securities, mortgage pass-through securities, and asset-backed securities.



 (5) The Composite Index consists of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.



 (6) Reflects deduction of deferred sales charge of 5.00% and 2.00% for the 1 Year and 5 Year returns, respectively.



 (7) The Index returns for Class B shares are for the period beginning June 1, 1995.


 (8) Reflects deduction of deferred sales charge of 1.00% for the 1 Year return.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING Equity and Bond Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                         ING Clarion Real Estate
ING REAL ESTATE FUND                                             Securities L.P.
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]


This Fund seeks total return consisting of long-term capital appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts ("REITs") and real estate companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

For this Fund, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be "principally engaged" in the real estate industry if: (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate; or
(ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, and companies with substantial real estate holdings.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria.

The Fund's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The Sub-Adviser may invest in companies with any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalization of less than $100 million at the time of purchase.

The Fund may invest in initial public offerings.


The Fund is non-diversified, which means it may invest a significant portion of assets in a single issuer.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small-and mid-sized companies, which may be more susceptible to price swings than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor securities or industries to which the Fund is not exposed, or may not favor equities at all.

REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

MANAGER RISK -- the Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market.


NON-DIVERSIFICATION STATUS -- the Fund is classified as a "non-diversified" investment company under the 1940 Act. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.


CONCENTRATION -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly public companies may decline shortly after the initial public offering. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than other investments and securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 8      ING Real Estate Fund

                                                            ING REAL ESTATE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   24.77   (18.13)  (3.01)    31.72    6.94     3.85     35.96    33.36

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) The figures shown for 2004 and 2003 provide performance for Class A shares of the Fund and the figures shown for prior years provide performance information for Class I shares of the Fund, revised to reflect the higher expenses of Class A. Class I shares are not offered in this Prospectus. Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI.

(3) Prior to November 4, 2002, ING Clarion Real Estate Securities L.P. served as the investment adviser, rather than the Sub-Adviser, to the Fund.


         Best and worst quarterly performance during this period:

4th quarter 2004:   18.21%
3rd quarter 1998:  (12.77)%



   The Fund's Class A shares' year-to-date total return as of June 30, 2005:
                                     4.61%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Morgan Stanley Capital International U.S. REIT Index ("MSCI U.S. REIT Index") and the Dow Jones Wilshire Real Estate Securities Index ("DJW Real Estate Securities Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                   5 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   10 YEARS
CLASS A RETURN BEFORE TAXES(2)                                  %  25.69            31.43              N/A
Class A Return After Taxes on Distributions(2)                  %  22.36            27.98              N/A
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %  17.38            25.28              N/A
MSCI U.S. REIT Index (reflects no deduction for fees,
 expenses or taxes)(3)                                          %  31.49            34.09(4)           N/A
DJW Real Estate Securities Index (reflects no deduction for
 fees, expenses or taxes)(5)                                    %  34.81            35.94(4)           N/A
CLASS B RETURN BEFORE TAXES(6)                                  %  27.37            32.00              N/A
MSCI U.S. REIT Index (reflects no deduction for fees,
 expenses or taxes)(3)                                          %  31.49            33.05(7)           N/A
DJW Real Estate Securities Index (reflects no deduction for
 fees, expenses or taxes)(5)                                    %  34.81            35.22(7)           N/A
CLASS C BEFORE TAXES(8)                                         %  31.29            37.21              N/A
MSCI U.S. REIT Index (reflects no deduction for fees,
 expenses or taxes)(3)                                          %  31.49            37.80(9)           N/A
DJW Real Estate Securities Index (reflects no deduction for
 fees, expenses or taxes)(5)                                    %  34.81            39.92(9)           N/A
CLASS I RETURN BEFORE TAXES(10)                                 %  33.26            21.76            13.05
MSCI U.S. REIT Index (reflects no deduction for fees,
 expenses or taxes)(3)                                          %  31.49            21.67            12.18(11)
DJW Real Estate Index (reflects no deduction for fees,
 expenses or taxes)(5)                                          %  34.81            22.32            12.81(11)


(1) Class A shares commenced operations on December 20, 2002. Class B shares commenced operations on November 20, 2002 and Class C shares commenced operations on January 17, 2003.

(2) Reflects deduction of sales charge of 5.75%

(3) The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The Index represents approximately 85% of the U.S. REIT market. The MSCI U.S. REIT Index more closely tracks the type of securities in which the Fund invests than the DJW Real Estate Securities Index.

(4) The Index returns for Class A shares are for the period beginning January 1, 2003.

(5) The DJW Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.

(6) Reflects deduction of deferred sales charge of 5.00% and 4.00% for the 1 Year and Life of Class returns, respectively.

(7) The Index returns for Class B shares are for the period beginning December 1, 2002.

(8) Reflects deduction of deferred sales charge of 1.00% for the 1 Year return.


(9) The Index returns for Class C shares are for the period beginning February 1, 2003.


(10) Performance for Class I shares, revised to reflect the higher expenses of Class A shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI. Class I shares of the predecessor fund commenced operations on December 31, 1996. Class I does not impose sales charges.


(11) The Index returns for Class I shares are for the period beginning January 1, 1997.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Real Estate Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING DISCIPLINED LARGECAP FUND                      ING Investment Management Co.
--------------------------------------------------------------------------------


INVESTMENT
OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks capital appreciation.


PRINCIPAL
INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its total assets in common stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. stock markets and selected by Standard & Poor's Corporation.


In managing the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the S&P 500 Index that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. The market capitalization of stocks included in the S&P 500 Index will change with market conditions. The market capitalization of companies in the S&P 500 Index as of June 30, 2005, ranged from $540.1 million to $367.5 billion. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. The Sub-Adviser expects that there will be a correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio and dividend yield) which approximate those of the S&P 500 Index.


The Fund may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index futures and or options on futures of the S&P 500 Index).


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Sub-Adviser tries to remain fully invested in companies included in the S&P 500 Index, and generally does not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities or small company securities, or may not favor equities at all.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether. There is no guarantee that the investment decisions of the Sub-Adviser will lead to favorable results.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 10      ING Disciplined LargeCap Fund

                                                   ING DISCIPLINED LARGECAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                     YEAR BY YEAR TOTAL RETURN (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     18.59   (12.79)  (12.16)  (22.48)   24.71    11.68

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to August 1, 2001, the Fund was managed by a different sub-adviser.
(3) Effective June 1, 2003, the Fund changed its name to ING Disciplined LargeCap Fund from ING Research Enhanced Index Fund.


            Best and worst quarterly performance during this period:

2nd quarter 2003:   14.05%
3rd quarter 2002:  (17.56)%


   The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                    (0.62)%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                  %   5.26     (4.73)           (1.19)
Class A Return After Taxes on Distributions(2)                  %   5.26     (4.73)           (1.27)
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   3.44     (3.96)           (1.05)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %  10.88     (2.30)            1.25(4)
CLASS B RETURN BEFORE TAXES(5)                                  %   5.93     (4.69)           (0.92)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %  10.88     (2.30)            1.25(4)
CLASS C RETURN BEFORE TAXES(6)                                  %   9.93     (4.32)           (0.92)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %  10.88     (2.30)            1.25(4)


(1) Class A, Class B and Class C shares commenced operations on December 30,
    1998.

(2) Reflects deduction of sales charge of 5.75%.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Index return for Class A, Class B and Class C shares is for the period beginning January 1, 1999.


(5) Reflects deduction of deferred sales charge of 5.00% and 2.00% for the 1 Year and 5 Year returns, respectively.


(6) Reflects deduction of deferred sales charge of 1.00% for the 1 Year return.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Disciplined LargeCap Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                  Wellington Management Company,
ING LARGECAP GROWTH FUND                                                     LLP
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks long-term capital appreciation.


PRINCIPAL
INVESTMENT
STRATEGIES


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its assets in equity securities of large U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


The Fund invests in the stocks of successful, large, growing companies. For this Fund, large companies are those with market capitalizations that fall within the range of companies in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Capitalization of companies in the S&P 500 Index will change with market conditions. The market capitalization of companies in the S&P 500 Index as of June 30, 2005 ranged from $540.1 million to $367.5 billion.


The Fund's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. This fundamental research is then combined with a rigorous price discipline that ranks securities by relative valuation.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.



The Fund may invest up to 20% of its assets in securities of foreign issuers, non-U.S. dollar denominated securities and, to the extent permitted by the 1940 Act, in other investment companies, including exchange-traded funds.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities or small company securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stock of newly-public companies may decline shortly after the initial public offering. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 12      ING LargeCap Growth Fund

                                                        ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            59.45    96.41   (19.12)  (38.42)  (36.41)   34.02    12.16

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was managed by a different sub-adviser. The Fund was directly managed by ING Investments, LLC from October 1, 2000 to June 2, 2003. Wellington Management Company, LLP became the Sub-Adviser to the Fund on June 2, 2003.


            Best and worst quarterly performance during this period:

4th quarter 1999:   45.04%
1st quarter 2001:  (27.94)%


   The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                    (1.90)%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Russell 1000(R) Growth Index and the Russell 1000(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                  %   5.71    (14.80)           5.69
Class A Return After Taxes on Distributions(2)                  %   4.87    (15.01)           5.30
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   3.91    (11.94)           4.76
Russell 1000(R) Growth Index (reflects no deduction for
fees, expenses or taxes)(3)                                     %   6.30     (9.29)           1.75(4)
Russell 1000(R) Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  11.40     (1.76)           5.19(4)
CLASS B RETURN BEFORE TAXES(6)                                  %   6.40    (14.68)           5.84
Russell 1000(R) Growth Index (reflects no deduction for
fees, expenses or taxes)(3)                                     %   6.30     (9.29)           1.75(4)
Russell 1000(R) Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  11.40     (1.76)           5.19(4)
CLASS C RETURN BEFORE TAXES(7)                                  %  10.44    (14.36)           5.84
Russell 1000(R) Growth Index (reflects no deduction for
fees, expenses or taxes)(3)                                     %   6.30     (9.29)           1.75(4)
Russell 1000(R) Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  11.40     (1.76)           5.19(4)


(1) Class A, Class B and Class C shares commenced operations on July 21, 1997.
(2) Reflects deduction of sales charge of 5.75%.
(3) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher than average price-to-book ratios and forecasted growth.
(4) The Index returns for Class A, Class B and Class C shares are for the period beginning August 1, 1997.
(5) The Russell 1000(R) Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(6) Reflects deduction of deferred sales charge of 5.00% and 2.00% for the 1 Year and 5 Year returns, respectively.

(7) Reflects deduction of deferred sales charge of 1.00% for the 1 Year return.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING LargeCap Growth Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING MIDCAP OPPORTUNITIES FUND                      ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks long-term capital appreciation.


PRINCIPAL
INVESTMENT STRATEGIES


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Russell Midcap(R) Growth Index. Capitalization of companies in the Russell Midcap(R) Growth Index will change with market conditions. The market of companies in the Russell Midcap(R) Growth Index as of June 30, 2005 ranged from $858 million to $14.5 billion.


The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others. The most frequent reason to sell a security is likely to be that the Sub- Adviser believes a company's bottom line results or prospects have been changed.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser feels have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, as a value-oriented style.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented securities or large or small company securities, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.

MID-SIZED COMPANIES -- the stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

INABILITY TO SELL SECURITIES -- securities of mid-sized companies usually trade in lower volume and may be less liquid than other investments and securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 14      ING MidCap Opportunities Fund

                                                   ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                        YEAR BY YEAR TOTAL RETURN (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                    103.24   (0.35)   (37.24)  (28.00)   37.85    10.50

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


            Best and worst quarterly performance during this period:

4th quarter 1999:   44.90%
3rd quarter 2001:  (30.57)%


   The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                     0.15%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Russell Midcap(R) Growth Index and the Russell Midcap(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                  %   4.14     (8.35)            8.71
Class A Return After Taxes on Distributions(2)                  %   4.14     (8.91)            6.87
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   2.67     (7.06)            6.61
Russell Midcap(R) Growth Index (reflects no deduction for
fees, expenses or taxes)(3)                                     %  15.48     (3.36)            9.09(4)
Russell Midcap(R) Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  20.22      7.59            12.84(4)
CLASS B RETURN BEFORE TAXES(6)                                  %   4.76     (8.23)            9.02
Russell Midcap(R) Growth Index (reflects no deduction for
fees, expenses or taxes)(3)                                     %  15.48     (3.36)            9.09(4)
Russell Midcap(R) Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  20.22      7.59            12.84(4)
CLASS C RETURN BEFORE TAXES(7)                                  %   8.72     (7.90)            8.96
Russell Midcap(R) Growth Index (reflects no deduction for
fees, expenses or taxes)(3)                                     %  15.48     (3.36)            9.09(4)
Russell Midcap(R) Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  20.22      7.59            12.84(4)


(1) Class A, Class B and Class C shares commenced operations on August 20, 1998.

(2) Reflects deduction of sales charge of 5.75%.


(3) The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap(R) Index with relatively higher price-to-book ratios and higher forecasted growth values.


(4) The Index returns for Class A, Class B and Class C shares are for the period beginning September 1, 1998.


(5) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index.


(6) Reflects deduction of deferred sales charge of 5.00%, 2.00% and 1.00% for the 1 Year, 5 Year and Life of Class returns, respectively.

(7) Reflects deduction of deferred sales charge of 1.00% for the 1 Year return.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALLCAP OPPORTUNITIES FUND                    ING Investment Management Co.
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000(R) Growth Index, which is an index that measures the performance of small growth companies. Capitalization of companies in the Russell 2000(R) Growth Index will change with market conditions. The market capitalization of companies in the Russell 2000(R) Growth Index as of June 30, 2005 ranged from $68 million to $3.2 billion.


The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others. The most frequent reason to sell a security is likely to be that the Sub- Adviser believes a company's bottom line results or prospects have been changed.


The Fund may invest excess cash in other investment companies, including exchange traded funds for temporary and defensive purposes.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING Small Company Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING Small Company Fund, contact a Shareholder Services Representative at 1-800-992-0180.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style.

MARKET TRENDS -- from time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented securities or large company securities, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings had a significant impact on performance in 1999. There can be no assurance that such performance will be repeated.

SMALL-SIZED COMPANIES -- stocks of smaller companies may carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small-cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 16      ING SmallCap Opportunities Fund

                                                 ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          18.16    14.92    7.59    146.94   (6.04)   (33.49)  (45.45)   39.60    9.57

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


            Best and worst quarterly performance during this period:

4th quarter 1999:   68.12%
3rd quarter 2001:  (30.21)%


   The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                     0.28%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Russell 2000(R) Growth Index and the Russell 2000(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)

CLASS A RETURN BEFORE TAXES(2)                                  %   3.27          (13.23)                 7.44
Class A Return After Taxes on Distributions(2)                  %   3.27          (14.28)                 5.74
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   2.12          (10.96)                 5.77
Russell 2000(R) Growth Index (reflects no deduction for
 fees, expenses or taxes)(3)                                    %  14.31           (3.57)                 6.53(4)
Russell 2000(R) Index (reflects no deduction for fees,
 expenses or taxes)(5)                                          %  18.33            6.61                 11.09(4)
CLASS B RETURN BEFORE TAXES(6)                                  %   3.85          (13.09)                 7.37
Russell 2000(R) Growth Index (reflects no deduction for
 fees, expenses or taxes)(3)                                    %  14.31           (3.57)                 6.53(4)
Russell 2000(R) Index (reflects no deduction for fees,
 expenses or taxes)(5)                                          %  18.33            6.61                 11.09(4)
CLASS C RETURN BEFORE TAXES(7)                                  %   7.82          (12.81)                 7.35
Russell 2000(R) Growth Index (reflects no deduction for
 fees, expenses or taxes)(3)                                    %  14.31           (3.57)                 6.53(4)
Russell 2000(R) Index (reflects no deduction for fees,
 expenses or taxes)(5)                                          %  18.33            6.61                 11.09(4)


(1) Class A, Class B and Class C shares commenced operations on June 5, 1995.

(2) Reflects deduction of sales charge of 5.75%.

(3) The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

(4) The Index returns for Class A, Class B and Class C shares are for the period beginning June 1, 1995.

(5) The Russell 2000(R) Index is an unmanaged index that measures the performance of securities of small U.S. companies.


(6) Reflects deduction of deferred sales charge of 5.00% and 2.00% for the 1 Year and 5 Year returns, respectively.


(7) Reflects deduction of deferred sales charge of 1.00% for the 1 Year return.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING FINANCIAL SERVICES FUND                        ING Investment Management Co.
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

The Fund invests, under normal market conditions, at least 80% of its assets in equity securities and equity equivalent securities of companies principally engaged in the financial services industry. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. For purposes of the Fund's investment strategy, financial services companies are companies that derive at least 50% of their total revenues or earnings from business operations in or directly related to financial services. The equity securities in which the Fund invests are normally common stocks, but may also include preferred stocks, warrants, and convertible securities. The Fund may invest in common stocks of companies of any size.

Financial services companies may include, but are not limited to the following: banks; bank holding companies; investment banks; trust companies; insurance companies; insurance brokers; finance companies; securities broker-dealers; electronic trading networks; investment management firms; custodians of financial assets; companies engaged in trading, dealing or managing commodities; companies that invest significantly in or deal in financial instruments; government-sponsored financial enterprises; real estate investment trusts; thrifts and savings banks; mortgage companies; title companies; conglomerates with significant interests in financial services companies; foreign financial services companies; companies that process financial transactions; administrators of financial products or services; companies that render services primarily to other financial services companies; companies that produce, sell, or market software or hardware related to financial services or products or directed to financial services companies; suppliers to financial services companies; and other companies whose assets or earnings can be significantly affected by financial instruments or services.

The Sub-Adviser emphasizes a value approach, and selects securities that are undervalued relative to the market and have potential for future growth, including securities of institutions that the Sub-Adviser believes are well positioned to take advantage of investment opportunities in the financial services industry.

The Fund may invest in initial public offerings.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, the Fund may invest in small and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor securities or industries to which the Fund is not exposed, or may not favor equities at all.

CONCENTRATION -- because the Fund's investments are concentrated in the financial services industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If securities of financial services companies as a group fall out of favor, the Fund could underperform funds that have greater industry diversification.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

INTEREST RATE RISK -- because the profitability of financial services companies may be largely dependent on the availability and cost of capital, which fluctuates significantly in responses to changes in interest rates and general economic conditions, the value of the Fund's securities may fall when interest rates rise.

ILLIQUID SECURITIES -- if a security is illiquid, the Fund might be unable to sell the security at a time when the Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than other investments and securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 18      ING Financial Services Fund

                                                     ING FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
46.69     41.10    64.86   (1.83)   (18.84)   27.79    11.53   (13.54)   32.26    13.08


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to October 17, 1997, the Fund operated as a closed-end investment company. Prior to May 22, 2001, the Fund operated under a different investment strategy.


            Best and worst quarterly performance during this period:

3rd quarter 2000:   20.41%
3rd quarter 1998:  (19.30)%


   The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                    (0.96)%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Standard & Poor's Financials Index ("S&P Financials Index") and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                  %   6.58          11.67                  17.02
Class A Return After Taxes on Distributions(2)                  %   5.53          10.14                  14.64
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   5.59           9.51                  14.04
S&P Financials Index (reflects no deduction for fees,
  expenses or taxes)(3)                                         %  10.85           7.12                  17.41
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                     %  10.88          (2.30)                 12.07
CLASS B RETURN BEFORE TAXES(5)                                  %   7.19          11.88                   6.35
S&P Financials Index (reflects no deduction for fees,
  expenses or taxes)(3)                                         %  10.85           7.12                   7.28(6)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                     %  10.88          (2.30)                  5.57(6)


(1) Class B shares commenced operations on October 20, 1997 and Class C shares commenced operations on August 24, 2004. Since Class C shares had not had a full year of operations as of December 31, 2004, no performance information is presented.
(2) Reflects deduction of sales charge of 5.75%
(3) The S&P Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500 Index.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5) Reflects deduction of deferred sales charge of 5.00% and 2.00%, for the 1 Year and 5 Year returns, respectively.
(6) The Index returns for Class B shares are for the period beginning November 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Financial Services Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING LARGECAP VALUE FUND                                                     L.P.
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of large capitalization U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment strategy.


The Sub-Adviser considers large capitalization companies as those companies with market capitalizations exceeding $5 billion at the time of purchase. The market capitalization of what the Sub-Adviser considers to be large will change with market conditions.



The Sub-Adviser applies the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.



The equity securities in which the Fund may invest include common and preferred stocks, and warrants.



The Fund may typically invest up to the greater of:



- 20% of its assets in any particular industry at the time of purchase, or



- 150% of the weighting of such industry as represented in the Standard & Poor's 500 Index at the time of purchase, as long as the Fund meets industry concentration or diversification requirements under the Investment Company Act of 1940.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities in which the Fund invests. Rather, the market could favor growth-oriented securities or small company securities, or may not favor equities at all.


VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 20      ING LargeCap Value Fund

                                                         ING LARGECAP VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since ING LargeCap Value Fund had not had a full year of operations as of December 31, 2004, there is no performance information included in this Prospectus. Please visit the Fund's website at www.ingfunds.com to obtain performance information once it is available.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING LargeCap Value Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING MAGNACAP FUND                                  ING Investment Management Co.
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks growth of capital, with dividend income as a secondary consideration.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund will provide shareholders with at least 60 day's prior notice of any change in this investment policy.


Large companies are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions. The Sub-Adviser invests in companies which are generally included in either the Russell 1000(R) Growth Index or the Standard & Poor's 500 Composite Stock Index. While the market cap range for companies in these indices is far reaching, the Sub-Adviser will generally not invest in companies with a market capitalization below $1 billion.


The Fund normally invests in companies that the Sub-Adviser, using a disciplined value approach, considers to be undervalued compared to the overall stock market. Among the criteria the Sub-Adviser will consider are whether a company has increased dividends or had the financial capability to have increased dividends over the past 10 years. The Sub-Adviser also analyzes candidates for investment for some catalyst or vector of change that may lead to an increase in the share price.

The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. The Fund may invest the remaining 20% of its assets in other types of securities including foreign securities and smaller companies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies which may have more stable prices than smaller companies. The Fund also may invest in small- and mid-sized companies which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversifications, and may be dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented securities or small company securities, or may not favor equities at all.


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 22      ING MagnaCap Fund

                                                               ING MAGNACAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                      (14.46)  (23.82)
35.22     18.51    27.73    16.09    12.20    1.23                       31.93    9.22

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective September 30, 2003, ING MagnaCap Fund changed its investment strategies. Prior to this date, the investment strategies for the Fund were different, although attractive valuation characteristics were part of the prior strategy. In particular, under the former investment strategy, at least 80% of the Fund's assets were invested in companies that met three criteria: (1) attractive valuation characteristics; (2) a strong balance sheet; and (3) the company had increased its dividends or had the capability to have increased its dividends over the past 10 years.


            Best and worst quarterly performance during this period:

4th quarter 1998:   18.93%
3rd quarter 2002:  (24.28)%


   The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                    (1.35)%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Russell 1000(R) Value Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                              10 YEARS
                                                                    1 YEAR    5 YEARS   (OR LIFE OF CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                  %    2.94      (2.17)            9.09
Class A Return After Taxes on Distributions(2)                  %    2.73      (3.42)            6.70
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %    2.14      (2.19)            6.99
Russell 1000(R) Value Index (reflects no deduction for fees,
expenses or taxes)(3)                                           %   16.49       5.27            13.82
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(4)                                                       %   10.88      (2.30)           12.07
CLASS B RETURN BEFORE TAXES(5)                                  %    3.35      (2.00)            7.55
Russell 1000(R) Value Index (reflects no deduction for fees,
expenses or taxes)(3)                                           %   16.49       5.27            12.20(6)
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(4)                                                       %   10.88      (2.30)           10.30(6)
CLASS C RETURN BEFORE TAXES(7)                                  %    7.35      (1.70)           (0.49)
Russell 1000(R) Value Index (reflects no deduction for fees,
expenses or taxes)(3)                                           %   16.49       5.27             4.30(8)
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(4)                                                       %   10.88      (2.30)            0.21(8)
CLASS M RETURN BEFORE TAXES(9)                                  %    4.84      (2.13)            7.43
Russell 1000(R) Value Index (reflects no deduction for fees,
expenses or taxes)(3)                                           %   16.49       5.27            12.20(6)
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(4)                                                       %   10.88      (2.30)           10.30(6)


(1) Class B and Class M shares commenced operations on July 17, 1995. Class C shares commenced operations on June 1, 1999.
(2) Reflects deduction of sales charge of 5.75%.
(3) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Reflects deduction of deferred sales charge of 5.00% and 2.00% for the 1 Year and 5 Year returns, respectively.

(6) The Index returns for Class B and Class M shares are for the period beginning August 1, 1995.
(7) Reflects deduction of deferred sales charge of 1.00% for the 1 Year return.
(8) The Index returns for Class C shares are for the period beginning June 1, 1999.
(9) Reflects deduction of sales charge of 3.50%.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING MIDCAP VALUE FUND                                                       L.P.
--------------------------------------------------------------------------------


INVESTMENT
OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


PRINCIPAL
INVESTMENT
STRATEGIES


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment strategy.

The Sub-Adviser considers mid-sized companies to be those with market capitalizations greater than $1 billion but no greater than $6 billion at the time of purchase.


The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.



The equity securities in which the Fund may invest include common and preferred stocks and warrants.


The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or


- 150% of the weighting of such industry as represented in the Russell Midcap(R) Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


THE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR THOSE SITUATIONS SET FORTH IN THE SHAREHOLDER GUIDE ON PAGE 41.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented securities or large or small company securities, or may not favor equities at all.


VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.


MID-SIZED COMPANIES -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.


INABILITY TO SELL SECURITIES -- securities of mid-sized companies usually trade in lower volume and may be less liquid than other investments and securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 24      ING MidCap Value Fund

                                                           ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                        YEAR BY YEAR TOTAL RETURN (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                         60.87    14.90

(1) The figure is for the year ended December 31. It does not reflect sales charges and would be lower if it did.


            Best and worst quarterly performance during this period:

2nd quarter 2003:   37.54%
1st quarter 2003:  (10.43)%


   The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                    (5.08)%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Russell Midcap(R) Value Index and the Russell Midcap(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                     5 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   10 YEARS
CLASS A RETURN BEFORE TAXES(2)                                  %    8.30              7.29              NA
Class A Return After Taxes on Distributions(2)                  %    6.45              6.36              NA
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %    6.21              5.77              NA
Russell Midcap(R) Value Index (reflects no deduction for
fees, expenses or taxes)(3)                                     %   23.71             15.64(4)           NA
Russell Midcap(R) Index (reflects no deduction for fees,
expenses or taxes)                                              %   20.22             12.77(4)           NA
CLASS B RETURN BEFORE TAXES(6)                                  %    9.01              8.42              NA
Russell Midcap(R) Value Index (reflects no deduction for
fees, expenses or taxes)(3)                                     %   23.71             15.64(4)           NA
Russell Midcap(R) Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %   20.22             12.77(4)           NA
CLASS C RETURN BEFORE TAXES(7)                                  %   13.01              9.29              NA
Russell Midcap(R) Value Index (reflects no deduction for
fees, expenses or taxes)(3)                                     %   23.71             15.64(4)           NA
Russell Midcap(R) Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %   20.22             12.77(4)           NA


(1) Class A shares commenced operations on February 1, 2002. Classes B shares and Class C shares commenced operations on February 4, 2002.

(2) Reflects deduction of sales charge of 5.75%.


(3) The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.


(4) The Index returns for Class A, Class B and Class C shares are for the period beginning February 1, 2002.


(5) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index.



(6) Reflects deduction of deferred sales charge of 5.00% and 3.00% for the 1 Year and Life of Class returns, respectively.


(7) Reflects deduction of deferred sales charge of 1.00% for the 1 Year return.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING MidCap Value Fund       25

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING MIDCAP VALUE CHOICE FUND              NWQ Investment Management Company, LLC
--------------------------------------------------------------------------------


INVESTMENT
OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


PRINCIPAL
INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of mid-sized companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment strategy.


For this Fund, mid-sized companies are those with market capitalizations that fall within the range of companies found in either the Russell Midcap(R) Index or the Standard & Poor's MidCap 400 Index ("S&P 400 Index"), which are indices that measure the performance of mid-sized companies. The market capitalization range will change with market conditions as the range of the companies included in the Russell Midcap(R) Index and the S&P 400 Index change. As of June 30, 2005, the smallest company in either the Russell Midcap(R) Index or the S&P 400 Index had a market capitalization of $304.5 million and the largest company had a market capitalization of $14.5 billion.


The Fund invests in equities that appear undervalued by applying a bottom-up process that considers absolute valuation and security pricing in the context of industry and market conditions. The Sub-Adviser applies a rigorous approach to identify undervalued securities that are believed to be mispriced, misperceived, under-followed and that have strong or improving business fundamentals. The research team performs extensive bottom-up research on companies and industries, focusing on qualitative factors such as management strength, shareholder orientation, barriers-to-entry, competitive advantage and catalysts for growth. A broad range of quantitative metrics are applied, including price-to-discounted cash flow, price-to-book value, price-to-sales, and price-to-free cash flow.

The equity securities in which the Fund may invest include common and preferred stocks, American depositary receipts ("ADRs") and convertible securities. The Fund may also invest in derivatives.

Portfolio risk controls include:

- Maximum position size of 5% of portfolio (at cost)

- Maximum investment in any sector of the greater of 30% of the portfolio or 5% greater than the weighting in the benchmark index

- Maximum of 35% in foreign issuers

- Maximum of 15% in any single foreign country

- Maximum of 10% in securities of emerging markets (as defined by the Morgan Stanley Capital International World Index)


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities or large or small company securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. ADRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

To the extent the Fund invests in emerging market countries, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.

VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

MID-SIZED COMPANIES -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 26      ING MidCap Value Choice Fund

                                                    ING MIDCAP VALUE CHOICE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since ING MidCap Value Choice Fund had not commenced operations as of December 31, 2004, there is no performance information included in this Prospectus. Please visit the Fund's website at www.ingfunds.com to obtain performance information once it is available.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING MidCap Value Choice Fund       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING SMALLCAP VALUE FUND                                                     L.P.
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment strategy.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.


The equity securities in which the Fund may invest include common and preferred stocks and warrants.


The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or

- 150% of the weighting of such industry as represented in the Russell 2000(R) Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


THE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR THOSE SITUATIONS SET FORTH IN THE SHAREHOLDER GUIDE ON PAGE 41.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented securities or large company securities, or may not favor equities at all.


VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.


SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small-cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.


- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 28      ING SmallCap Value Fund

                                                         ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                         57.78    19.29


(1) The figure is for the year ended December 31 of each year. It does not reflect sales charges and would be lower if it did.



            Best and worst quarterly performance during this period:

2nd quarter 2003:   32.38%
1st quarter 2003:  (14.63)%


   The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                    (6.95)%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Russell 2000(R) Value Index and the Russell 2000(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                   5 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   10 YEARS

CLASS A RETURN BEFORE TAXES(2)                                  %  12.43            16.21              NA
Class A Return After Taxes on Distributions(2)                  %  10.91            14.97              NA
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   8.90            13.47              NA
Russell 2000(R) Value Index (reflects no deduction for fees,
 expenses or taxes)(3)                                          %  22.25            16.48(4)           NA
Russell 2000(R) Index (reflects no deduction for fees,
 expenses or taxes)(5)                                          %  18.33            12.23(4)           NA
CLASS B RETURN BEFORE TAXES(6)                                  %  13.45            17.65              NA
Russell 2000(R) Value Index (reflects no deduction for fees,
 expenses or taxes)(3)                                          %  22.25            16.48(4)           NA
Russell 2000(R) Index (reflects no deduction for fees,
 expenses or taxes)(5)                                          %  18.33            12.23(4)           NA
CLASS C RETURN BEFORE TAXES(7)                                  %  17.46            18.85              NA
Russell 2000(R) Value Index (reflects no deduction for fees,
 expenses or taxes)(3)                                          %  22.25            16.48(4)           NA
Russell 2000(R) Index (reflects no deduction for fees,
 expenses or taxes)(5)                                          %  18.33            12.23(4)           NA


(1) Class A shares commenced operations on February 1, 2002. Class B shares commenced operations on February 4, 2002. Class C commenced operations on February 7, 2002.

(2) Reflects deduction of sales charge of 5.75%.

(3) The Russell 2000(R) Value Index is an unmanaged index that measures the Russell 2000 companies with lower price-to-book ratios and lower forecasting growth values.

(4) The Index returns for Class A, Class B, and Class C shares are for the period beginning February 1, 2002.

(5) The Russell 2000(R) Index is an unmanaged index that measures the performance of securities of small companies.


(6) Reflects deduction of deferred sales charge of 5.00% and 3.00% for the 1 Year and Life of Class returns, respectively.


(7) Reflects deduction of deferred sales charge of 1.00% for the 1 Year return.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING SmallCap Value Fund       29

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALLCAP VALUE CHOICE FUND            NWQ Investment Management Company, LLC
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of small-sized companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment strategy.


For this Fund, smaller-sized companies are those with market capitalizations that fall within the range of companies found in either the Russell 2000(R) Index or the Standard & Poor's SmallCap 600 Index ("S&P 600 Index"), which are indices that measure the performance of small companies. The market capitalization range will change with market conditions as the range of companies included in the Russell 2000(R) Index and S&P 600 Index change. As of June 30, 2005, the smallest company in either the Russell 2000(R) Index or the S&P 600 Index had a market capitalization of $44 million and the largest company had a market capitalization of $14.5 billion.


The Sub-Adviser uses an extensive bottom-up, analyst-driven stock selection process that seeks to provide superior returns by identifying undervalued securities. The Fund seeks to invest in undervalued companies where catalysts exist to unlock value or improve profitability. Potential catalysts include new management, improving fundamentals, renewed management focus, industry consolidation, hidden assets or company restructuring. The performance of each company is typically based upon its own specific merits or catalysts, rather than general market movements or industry strength.

The equity securities in which the Fund may invest include common and preferred stocks, ADRs and convertible securities. The Fund may also invest in derivatives.

Portfolio risk controls include:

- Maximum position size of 5.00% of portfolio (at cost)

- Maximum investment in any sector of the greater of 30% of the portfolio or 5% greater than the weighting in the benchmark index

- Maximum of 35% in foreign issuers

- Maximum of 15% in any single foreign country


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities or large company securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. ADRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small-cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 30      ING SmallCap Value Choice Fund

                                                  ING SMALLCAP VALUE CHOICE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 Since ING SmallCap Value Choice Fund had not commenced operations as of December 31, 2004, there is no performance information included in this Prospectus. Please visit the Fund's website at www.ingfunds.com to obtain performance information once it is available.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING SmallCap Value Choice Fund       31

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the Funds.



       FEES YOU PAY DIRECTLY

                                                                CLASS A(1)    CLASS B(1)    CLASS C(1)    CLASS M(1)(2)
-----------------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)
 Equity Growth, Equity Value and Equity & Income Funds             5.75(3)       none          none            3.50(3)
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)
 Equity Growth, Equity Value and Equity & Income Funds             none(4)       5.00(5)       1.00(6)         none



(1) The Funds do not impose any front-end sales charge (load) on reinvested dividends or distributions.


(2) Not all Funds offer Class M shares. Please see page 37.



(3) Reduced for purchases of $50,000 and over. Please see page 39.



(4) A contingent deferred sales charge ("CDSC") of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 39.



(5) Imposed upon redemptions within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 39.



(6) Imposed upon redemptions within 1 year from purchase. Please see page 39.


OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS A
                                                       DISTRIBUTION
                                                           AND                           TOTAL
                                                         SERVICE                         FUND           WAIVERS,
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING     REIMBURSEMENTS        NET
FUND                                        FEES           FEES          EXPENSES      EXPENSES     AND RECOUPMENT(2)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Convertible                   %        0.75           0.35(4)         0.29(3)        1.39               --            1.39
 ING Equity and Bond               %        0.75           0.35(4)         0.41(3)        1.51             0.03            1.54
 ING Real Estate                   %        0.70           0.25            0.20(3)        1.15             0.08            1.23(5)
 ING Disciplined LargeCap          %        0.70           0.30(4)         0.42(3)        1.42               --            1.42
 ING LargeCap Growth               %        0.75           0.35            0.30(3)        1.40             0.05            1.45(6)
 ING MidCap Opportunities          %        1.00           0.30(4)         0.41(3)        1.71               --            1.71
 ING SmallCap Opportunities        %        0.95           0.30(4)         0.49(3)        1.74               --            1.74
 ING Financial Services            %        0.74           0.35(4)         0.18           1.27            (0.10)           1.17
 ING LargeCap Value                %        0.90           0.25            0.79(3)        1.94            (0.49)           1.45
 ING MagnaCap                      %        0.73           0.30            0.12           1.15               --            1.15(7)
 ING MidCap Value                  %        1.00           0.25            0.28(3)        1.53             0.10            1.63
 ING MidCap Value Choice           %        1.00           0.25            0.55(3)        1.80            (0.30)           1.50
 ING SmallCap Value                %        1.00           0.25            0.28(3)        1.53             0.13            1.66
 ING SmallCap Value Choice         %        1.00           0.25            0.55(3)        1.80            (0.30)           1.50


 32      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS B
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEES           FEES          EXPENSES      EXPENSES      RECOUPMENTS(2)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Convertible                    %        0.75           1.00            0.30(3)        2.05              --            2.05
 ING Equity and Bond                %        0.75           1.00            0.41(3)        2.16            0.03            2.19
 ING Real Estate                    %        0.70           1.00            0.20(3)        1.90            0.08            1.98(5)
 ING Disciplined LargeCap           %        0.70           1.00            0.42(3)        2.12              --            2.12
 ING LargeCap Growth                %        0.75           1.00            0.30(3)        2.05            0.05            2.10(6)
 ING MidCap Opportunities           %        1.00           1.00            0.41(3)        2.41              --            2.41
 ING SmallCap Opportunities         %        0.95           1.00            0.49(3)        2.44              --            2.44
 ING Financial Services             %        0.74           1.00            0.18           1.92              --            1.92
 ING Large Cap Value                %        0.90           1.00            0.79(3)        2.69           (0.49)           2.20
 ING MagnaCap                       %        0.73           1.00            0.12           1.85              --            1.85
 ING MidCap Value                   %        1.00           1.00            0.28(3)        2.28            0.10            2.38
 ING MidCap Value Choice            %        1.00           1.00            0.55(3)        2.55           (0.30)           2.25
 ING SmallCap Value                 %        1.00           1.00            0.28(3)        2.28            0.13            2.41
 ING SmallCap Value Choice          %        1.00           1.00            0.55(3)        2.55           (0.30)           2.25



CLASS C
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEES           FEES          EXPENSES      EXPENSES      RECOUPMENT(2)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Convertible                    %        0.75           1.00            0.30(3)        2.05              --            2.05
 ING Equity and Bond                %        0.75           1.00            0.41(3)        2.16            0.03            2.19
 ING Real Estate                    %        0.70           1.00            0.20(3)        1.90            0.08            1.98(5)
 ING Disciplined LargeCap           %        0.70           1.00            0.42(3)        2.12              --            2.12
 ING LargeCap Growth                %        0.75           1.00            0.30(3)        2.05            0.05            2.10(6)
 ING MidCap Opportunities           %        1.00           1.00            0.41(3)        2.41              --            2.41
 ING SmallCap Opportunities         %        0.95           1.00            0.49(3)        2.44              --            2.44
 ING Financial Services             %        0.74           1.00            0.18           1.92              --            1.92
 ING LargeCap Value                 %        0.90           1.00            0.79(3)        2.69           (0.49)           2.20
 ING MagnaCap                       %        0.73           1.00            0.12           1.85              --            1.85
 ING MidCap Value                   %        1.00           1.00            0.28(3)        2.28            0.10            2.38
 ING MidCap Value Choice            %        1.00           1.00            0.55(3)        2.55           (0.30)           2.25
 ING SmallCap Value                 %        1.00           1.00            0.28(3)        2.28            0.13            2.41
 ING SmallCap Value Choice          %        1.00           1.00            0.55(3)        2.55           (0.30)           2.25


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       33

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS M
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES          EXPENSES      EXPENSES      RECOUPMENT(2)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING MagnaCap                       %        0.73           0.75            0.12           1.60              --            1.60


--------------------------------------------------------------------------------


 (1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. With the exception of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, these estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund has agreed. For ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, which each have not had a full year of operations, expenses are based on estimated amounts for the current fiscal year.



 (2) ING Investments, LLC has entered into written expense limitation agreements with each Fund (except ING Disciplined LargeCap Fund, ING Financial Services Fund, ING MagnaCap Fund, and ING SmallCap Opportunities Fund), under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least October 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of termination of an expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. Effective January 1, 2005, pursuant to a side agreement, ING Investments, LLC has lowered the expense limits for ING Convertible Fund to 1.33%, 2.08%, and 2.08% for Class A, Class B, and Class C shares, respectively, through at least December 31, 2005. If, after December 31, 2005, ING Investments, LLC elects not to renew the side agreement, the expense limits will revert to the limitations under ING Convertible Fund's expense limitation agreement of 1.60%, 2.25%, and 2.25% for Class A, Class B and Class C shares, respectively. Additionally, effective January 1, 2005, pursuant to a side agreement, ING Investments, LLC has lowered the expense limits for ING Equity and Bond Fund to 1.36%, 2.11%, and 2.11% for Class A, Class B, and Class C shares, respectively, through at least December 31, 2005. If, after December 31, 2005, ING Investments, LLC elects not to renew the side agreement, the expense limits will revert to the limitations under ING Equity and Bond Fund's expense limitation agreement of 1.60%, 2.25%, and 2.25% for Class A, Class B, and Class C shares, respectively. Additionally, effective January 1, 2005, pursuant to a side agreement, ING Investments, LLC has lowered the expense limits for ING MidCap Opportunities Fund to 1.50%, 2.25%, and 2.25% for Class A, Class B, and Class C shares, respectively. If, after December 31, 2005, ING Investments, LLC elects not to renew the side agreement, the expense limits will revert to the limitations under ING MidCap Opportunities Fund's expense limitation agreement of 1.75%, 2.45%, and 2.45% for Class A, Class B and Class C shares, respectively. Finally, pursuant to a side agreement effective January 1, 2005, ING Investments, LLC has effected expense limits for ING Disciplined LargeCap Fund of 1.36, 2.11%, and 2.11% for Class A, Class B and Class C shares, respectively and for ING SmallCap Opportunities Fund of 1.50%, 2.25%, and 2.25% for Class A, Class B, and Class C shares, respectively, through at least December 31, 2005. There is no guarantee that these side agreements will continue after that date. These side agreements will only renew if ING Investments, LLC elects to renew them. Any fees waived or expenses reimbursed pursuant to the side agreements shall not be eligible for recoupment.


 (3) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of each Fund's average daily net assets.


 (4) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of ING Disciplined LargeCap Fund, ING MidCap Opportunities Fund, and ING SmallCap Opportunities Fund and 0.10% of the Distribution Fee for Class A shares of ING Convertible Fund and ING Equity and Bond Fund. The fee waivers are for the period beginning January 1, 2005 through December 31, 2005. Finally, ING Funds Distributor has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of ING Financial Services Fund. The fee waiver will continue through at least October 1, 2006. There is no guarantee that these waivers will continue after these dates.



 (5) A portion of the brokerage commissions that ING Real Estate Fund pays is used to reduce the Fund's expenses. Including this reduction, the "Net Expenses" for the Fund for the fiscal year ended May 31, 2005 would have been 1.15%, 1.90%, and 1.90% for Class A, Class B, and Class C shares, respectively. This arrangement may be discontinued at any time.



 (6) A portion of the brokerage commissions that ING LargeCap Growth Fund pays is used to reduce the Fund's expenses. Including this reduction, the "Net Expenses" for the Fund for the fiscal year ended May 31, 2005 would have been 1.43%, 2.08%, and 2.08% for Class A, Class B, and Class C shares, respectively. This arrangement may be discontinued at any time.



 (7) The Service and Distribution Plan for ING MagnaCap Fund is a reimbursement plan under which payment of the distribution fee is based on actual distribution expenses incurred by ING Funds Distributor, LLC, the Fund's distributor. To the extent ING MagnaCap Fund's expenses are less than the distribution fee, the Fund could realize a reduction in the actual Distribution and Service (12b-1) Fee paid.


 34      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       EXAMPLES
       The Examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A


                                                                       1           3           5           10
FUND                                                                  YEAR       YEARS       YEARS       YEARS
----------------------------------------------------------------------------------------------------------------
 ING Convertible                                                $     708          990       1,292       2,148
 ING Equity and Bond                                            $     723        1,028       1,354       2,275
 ING Real Estate                                                $     685          919       1,172       1,892
 ING Disciplined LargeCap                                       $     711          998       1,307       2,179
 ING LargeCap Growth(1)                                         $     714          997       1,301       2,162
 ING MidCap Opportunities                                       $     739        1,083       1,450       2,478
 ING SmallCap Opportunities                                     $     742        1,091       1,464       2,509
 ING Financial Services                                         $     687          945       1,223       2,012
 ING LargeCap Value(1)                                          $     714        1,104       1,519       2,672
 ING MagnaCap                                                   $     685          919       1,172       1,892
 ING MidCap Value                                               $     722        1,031       1,361       2,294
 ING MidCap Value Choice(1)                                     $     719        1,081       1,467       2,546
 ING SmallCap Value                                             $     722        1,031       1,361       2,294
 ING SmallCap Value Choice(1)                                   $     719        1,081       1,467       2,546


CLASS B


                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
                                               1          3          5          10         1          3          5          10
FUND                                          YEAR      YEARS      YEARS      YEARS       YEAR      YEARS      YEARS      YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING Convertible                          $   708         943      1,303      2,210       208        643       1,103      2,210
 ING Equity and Bond                      $   722         979      1,362      2,331       222        679       1,162      2,331
 ING Real Estate                          $   693         897      1,226      2,027       193        597       1,026      2,027
 ING Disciplined LargeCap                 $   715         964      1,339      2,273       215        664       1,139      2,273
 ING LargeCap Growth(1)                   $   713         947      1,308      2,217       213        647       1,108      2,217
 ING MidCap Opportunities                 $   744       1,051      1,485      2,573       244        751       1,285      2,573
 ING SmallCap Opportunities               $   747       1,061      1,501      2,603       247        761       1,301      2,603
 ING Financial Services                   $   695         903      1,237      2,075       195        603       1,037      2,075
 ING LargeCap Value(1)                    $   723       1,089      1,581      2,805       223        789       1,381      2,805
 ING MagnaCap                             $   688         882      1,201      1,986       188        582       1,001      1,986
 ING MidCap Value                         $   731       1,012      1,420      2,427       231        712       1,220      2,427
 ING MidCap Value Choice(1)               $   728       1,065      1,529      2,679       228        765       1,329      2,679
 ING SmallCap Value                       $   731       1,012      1,420      2,427       231        712       1,220      2,427
 ING SmallCap Value Choice(1)             $   728       1,065      1,529      2,679       228        765       1,329      2,679




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

CLASS C


                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
                                               1          3          5          10         1          3          5          10
FUND                                          YEAR      YEARS      YEARS      YEARS       YEAR      YEARS      YEARS      YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING Convertible                          $   308        643       1,103      2,379       208        643       1,103      2,379
 ING Equity and Bond                      $   322        679       1,162      2,495       222        679       1,162      2,495
 ING Real Estate                          $   293        597       1,026      2,222       193        597       1,026      2,222
 ING Disciplined LargeCap                 $   315        664       1,139      2,452       215        664       1,139      2,452
 ING LargeCap Growth(1)                   $   313        647       1,108      2,383       213        647       1,108      2,383
 ING MidCap Opportunities                 $   344        751       1,285      2,746       244        751       1,285      2,746
 ING SmallCap Opportunities               $   347        761       1,301      2,776       247        761       1,301      2,776
 ING Financial Services                   $   295        603       1,037      2,243       195        603       1,037      2,243
 ING LargeCap Value(1)                    $   323        789       1,381      2,986       223        789       1,381      2,986
 ING MagnaCap                             $   288        582       1,001      2,169       188        582       1,001      2,169
 ING MidCap Value                         $   331        712       1,220      2,615       231        712       1,220      2,615
 ING MidCap Value Choice(1)               $   328        765       1,329      2,863       228        765       1,329      2,863
 ING SmallCap Value                       $   331        712       1,220      2,615       231        712       1,220      2,615
 ING SmallCap Value Choice(1)             $   328        765       1,329      2,863       228        765       1,329      2,863


CLASS M


                                                                       1           3           5           10
FUND                                                                  YEAR       YEARS       YEARS       YEARS
----------------------------------------------------------------------------------------------------------------
 ING MagnaCap                                                   $     507         837        1,190       2,184


--------------------------------------------------------------------------------


 (1) The Examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.


 36      What You Pay to Invest

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to four separate classes of shares: Class A, Class B, Class C and Class M. Certain Funds also offer Class I, Class O and Class Q shares. Class I, Class O and Class Q shares are not offered in this Prospectus.

CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25% to 0.35% (varies by Fund).

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A contingent deferred sales charge ("CDSC"), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

CLASS M

- Lower front-end sales charge than Class A, as described on the next page.

- Distribution and service (12b-1) fees of 0.75%.

- No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

- Offered only by ING MagnaCap Fund.

When choosing between classes, you should carefully consider:

- How long you plan to hold the Fund;

- The amount of your investment;

- The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

- Whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares, Class C shares and Class M shares pay correspondingly lower dividends and may have a lower net asset value ("NAV") than Class A shares.

Class B shares are not intended for purchase in excess of $100,000 or $1,000,000 in the case of Class C shares and Class M shares. Purchase orders from an individual investor for Class B shares in excess of $100,000 and for Class C shares and Class M shares in excess of $1,000,000 will be declined.

Because the Funds may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class B shares do not exceed the maximum of $100,000 or $1,000,000 in the case of Class C shares or Class M shares. The Funds cannot ensure that they will identify purchase orders that would cause your investment in Class B shares, Class C shares or Class M shares to exceed the maximum allowed amount. When investing through such arrangements, you should be diligent in determining that you have selected the correct share class for you.

You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Each Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       37

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

DISTRIBUTION AND SHAREHOLDER SERVICE FEES


To pay for the cost of promoting the Funds and servicing your shareholder accounts, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Because the fees are paid on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


HOW ING COMPENSATES INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") who is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.


The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.


The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.


The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-advisers of a Fund may contribute to non-cash compensation arrangements.


Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc; AG Edwards & Sons; Charles Schwab & Co Inc; Citigroup; Directed Services Inc; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners Inc; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co; Pershing Sweep; Primevest Financial Services Inc; Raymond James Financial Services; RBC Dain Rauscher Inc; UBS Financial Services Inc; Wachovia Securities Inc; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

 38      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A(1)(2)

Class A shares of the Funds are sold subject to the following sales charge:


                                AS A % OF        AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE(3)   AMOUNT INVESTED
 Less than $50,000                5.75               6.10
 $50,000 - $99,999                4.50               4.71
 $100,000 - $249,999              3.50               3.63
 $250,000 - $499,999              2.50               2.56
 $500,000 - $1,000,000            2.00               2.04
 $1,000,000 and over                                  See below


(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds that were part of the Aetna family of funds prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.

(3) The term "offering price" includes the front-end sales charge.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50%        1 year
 $5,000,000 and over            0.25%        1 year

CLASS B AND CLASS C

Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  5.00%
 2nd year                                                  4.00%
 3rd year                                                  3.00%
 4th year                                                  3.00%
 5th year                                                  2.00%
 6th year                                                  1.00%
 After 6th year                                            none

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  1.00%
 After 1st year                                            none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

CLASS M


Class M shares of the Fund are sold subject to the following sales charge.


                                  ING MAGNACAP FUND
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.50%           3.63%
 $50,000 - $99,999               2.50%           2.56%
 $100,000 - $249,999             1.50%           1.52%
 $250,000 - $499,999             1.00%           1.01%
 $500,000 and over               none            none

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding ING Aeltus Money Market Fund, ING Classic Money Market Fund and ING Institutional Prime Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your investment professional or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.


- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12.00% per year of


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       39

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------


  a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12.00% annually.


- Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account ("IRA"). However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your investment professional or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your investment professional or a Shareholder Services Representative, or see the SAI for more information.

SALES CHARGE WAIVERS. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

 40      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment amounts for Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

Make your investment using the methods outlined in the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).
Effective December 31, 2004, ING MidCap Value Fund and ING SmallCap Value Fund (each, a "Fund" and collectively, the "Funds") were each closed to new investments except for shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected the Fund as an investment option prior to December 31, 2004; (3) by shareholders participating in mutual fund wrap fee programs who were invested in the Fund prior to December 31, 2004; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to the Fund; and (5) by employees of the Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Adviser or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. The Funds may reopen in the future.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.

 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the ING Funds and
                    completed Account        mail them to the address
                    Application. Please      on the account
                    indicate your            statement. Remember to
                    investment               write your account
                    professional on the      number on the check.
                    New Account
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0180 and    under "Initial
                    select Option 4 to       Investment."
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to: ---------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       41

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

FREQUENT TRADING -- MARKET TIMING


The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.


The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.


Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.


The Funds' Board of Directors/Trustees ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders of each Fund are limited to four exchanges among the ING Complex of Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with the Funds' Systematic Exchange Privilege or other automatic purchases or redemptions. Additionally, the Funds monitor the trading activity of persons or entities that have been associated with market timing historically. The Funds reserve the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.


If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.


Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.


Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

RETIREMENT PLANS


The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

 42      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------



You may redeem shares by using the methods outlined in the table on the right.


Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN


You may elect to make periodic withdrawals from your account on a regular basis.


- Your account must have a current value of at least $10,000.


- Minimum withdrawal amount is $100.


- You may choose from monthly, quarterly, semi-annual or annual payments.


For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.


Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

        Method                         Procedures
 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.

 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.

 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call the Shareholder
                          Services Representative at (800)
                          992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       43

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The NAV per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.


Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.


When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by a Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:


- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;


- Fixed-income securities that have gone into default and for which there are no current market value quotations; and


- Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

 44      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

EXCHANGES


You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund and ING Institutional Prime Money Market Fund, without paying any additional sales charge, except that Class A shares of the ING Aeltus Money Market Fund and ING Classic Money Market Fund, for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.


The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. The Funds may, on 60 days' prior written notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.


If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for ING's Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5.00% of its outstanding common shares. If more than 5.00% of ING Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.


In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

CDSC ON EXCHANGE INTO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from the Funds described in this Prospectus into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that Fund, the Fund's CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except ING Corporate Leaders Trust Fund and ING Institutional Prime Money Market Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS


Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.


ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       45

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING


To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.


PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until the Funds file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

 46      Shareholder Guide

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2005, ING Investments managed over $39.2 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fees paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


                                                      MANAGEMENT
FUND                                                     FEES
ING Convertible                                          0.75%
ING Equity and Bond                                      0.75
ING Real Estate(1)                                       0.70
ING Disciplined LargeCap                                 0.70
ING LargeCap Growth                                      0.75
ING MidCap Opportunities                                 1.00
ING SmallCap Opportunities                               0.95
ING Financial Services                                   0.74
ING LargeCap Value(2)                                    0.90
ING MagnaCap                                             0.73
ING MidCap Value                                         1.00
ING MidCap Value Choice(2)                               1.00
ING SmallCap Value                                       1.00
ING SmallCap Value Choice(2)                             1.00


(1) Prior to November 4, 2002, ING Clarion Real Estate Securities L.P. served as the investment adviser rather than the Sub-Adviser to the Fund. Effective November 4, 2002, ING Investments became the Fund's investment adviser.

(2) Because the Funds have not had a full year of operations as of the date of this Prospectus, the management fees reflect the current contract rate.


For information regarding the basis for the Board's approval of the investment advisory and sub-advisory relationships, please refer to the Funds' semi-annual shareholder report, dated November 30, 2005, and the SAI.


SUB-ADVISERS

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. Each sub-adviser has, at least in part, been selected on the basis of their successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING Investments acts as a "manager-of-managers" for ING LargeCap Value Fund, ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund (collectively, "Manager-of-Managers Funds"). ING investments delegates to the sub-adviser of the Manager-of-Managers Funds the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Manager-of-Managers Funds. From time to time, ING Investments may also recommend the appointment of an additional or replacement sub-adviser, to the Manager-of-Managers Funds' Board. The Manager-of-Managers Funds and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Manager-of-Managers Funds' Board, to replace a non-affiliated Sub-Adviser as well as change the terms of a contract with a non-affiliated Sub-Adviser, without submitting the contract to a vote of the Manager-of-Managers Funds' shareholders. The Manager-of-Managers Funds will notify shareholders of any change in the identity of a sub-adviser of the Manager-of-Managers Funds. In this event, the name of the Manager-of-Managers Funds and their investment strategies may also change.

ING CONVERTIBLE FUND, ING EQUITY AND BOND FUND, ING DISCIPLINED LARGECAP FUND, ING MIDCAP OPPORTUNITIES FUND, ING SMALLCAP OPPORTUNITIES FUND, ING FINANCIAL SERVICES FUND, AND ING MAGNACAP FUND

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to ING Convertible Fund, ING Equity and Bond Fund, ING Disciplined LargeCap Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Financial Services Fund, and ING MagnaCap Fund. ING IM is responsible for managing the assets of each Fund in accordance with the Funds investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect,



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       47

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING
Investments.

As of June 30, 2005, ING IM managed over $57.57 billion in assets. The principal office of ING IM is 230 Park Avenue, New York, NY 10169.

ING CONVERTIBLE FUND

The following individual is responsible for the day-to-day management of Convertible Fund:

The Fund has been managed by Anuradha Sahai since April 2003. Anuradha Sahai, Vice President of ING IM, has served as a member of the team that managed the Fund since March 2001. Ms. Sahai has held several analyst positions with ING IM since 1997.

ING EQUITY AND BOND FUND


The following individuals share responsibility for the day-to-day management of ING Equity and Bond Fund:


The equity portion of the Fund has been managed by James A. Vail since April 2003. Mr. Vail has served as Vice President and Senior Portfolio Manager since 2000. Mr. Vail holds the Chartered Financial Analyst designation, is a member of the New York Society of Security Analysts and has over 25 years of investment experience. Prior to joining ING IM in 2000, Mr. Vail was Vice President at Lexington Management Corporation, which he joined in 1991.

The bond portion of the Fund has been managed by James Kauffmann since February of 2003. Mr. Kauffmann is a Portfolio Management Team Leader. He joined ING IM in 1996 and has over 18 years of investment experience.

Mary Ann Fernandez and Shiv Mehta are jointly responsible for establishing the overall asset allocation strategy for the Fund.

Mary Ann Fernandez, Portfolio Manager, has been associated with the management of the Fund since 2005. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. She is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

Shiv Mehta has been associated with the management of the Fund since 2005. He joined ING IM in 2004 as head of ING IM's asset allocation business. In this position, he serves as senior portfolio specialist and product manager for multi-asset strategies. Mr. Mehta was previously with Credit Suisse Asset Management since February 2000, where he served as managing director for investment product development. Prior to this role, he worked at JPMorgan in private banking and investment management capacities.

ING DISCIPLINED LARGECAP FUND

The following individuals share responsibility for the day-to-day management of Disciplined LargeCap Fund:

Hugh T.M. Whelan, Portfolio Manager, has managed the Fund since August 2001. Mr. Whelan has been with ING IM since 1989 and is Head of Quantitative Equities. Previously, Mr. Whelan was a quantitative portfolio manager in ING IM's fixed income group, specializing in corporate securities.


Douglas Cote, Portfolio Manager, has managed the Fund since August 2001. Mr. Cote has been serving as a quantitative equity analyst with ING IM since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM's equity department.


ING MIDCAP OPPORTUNITIES FUND

The following individuals share responsibility for the day-to-day management of ING MidCap Opportunities Fund:

The Fund has been managed by Richard Welsh and Jeff Bianchi since July 2005. Richard Welsh, Senior Portfolio Manager, has 15 years of investment management experience. Mr. Welsh joined ING IM in 2004 from Columbus Circle Investors where he was senior investment analyst of their large-cap core and large-cap growth disciplines from 2002-2004. Prior to that, Mr. Welsh was a portfolio manager with Evergreen Funds from 1999-2001.

Jeff Bianchi, Portfolio Manager, joined ING IM in 1994 and has 11 years of investment management experience. Before assuming his current responsibilities, he provided quantitative analysis for the firm's small-capitalization equity strategies.

ING SMALLCAP OPPORTUNITIES FUND

The following individual is responsible for the day-to-day management of ING SmallCap Opportunities Fund:


The Fund has been managed by Steve Salopek since July 2005. Prior to joining ING IM in June 2005, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small-cap growth assets.


ING FINANCIAL SERVICES FUND

The following individuals share responsibility for the day-to-day management of Financial Services Fund:


The Fund has been managed by Robert M. Kloss, Portfolio Manager, and Steven L. Rayner, Portfolio Manager, since January 2001. Formerly, Mr. Kloss served as an Equity Analyst and Portfolio Manager since 1998. Mr. Rayner had previously served as the primary analyst for the Fund from 1995 to 2001.


ING MAGNACAP FUND

The following individual is responsible for the day-to-day management of MagnaCap Fund:


The Fund has been managed by Scott Lewis, Senior Portfolio Manager, since 2005. Mr. Lewis joined ING IM in May 2004 and has over 22 years of investment experience. Mr. Lewis joined ING IM from Credit Suisse Asset Management ("CSAM"), where he worked for 18 years both with CSAM and its predecessor, Warburg Pincus. Most recently, he served as managing director and portfolio manager, having previously been head of U.S. equity research.


 48      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING REAL ESTATE FUND

ING CLARION REAL ESTATE SECURITIES L.P.

Founded in 1969, ING Clarion Real Estate Securities L.P., ("INGCRES" or "Sub-Adviser") a Delaware limited partnership, serves as the Sub-Adviser to ING Real Estate Fund. INGCRES is registered with the SEC as an investment adviser. INGCRES is an indirect, wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. The principal address of INGCRES is 259 N. Radnor-Chester Road, Radnor, PA 19087. INGCRES is in the business of providing investment advice to institutional and individual client accounts which, as of June 30, 2005, were valued at approximately $6.6 billion.

T. Ritson Ferguson, CFA, Sherry L. Rexroad, CFA and Joseph P. Smith, CFA have been responsible for the day-to-day management of the Fund since its inception in December 1996.


T. Ritson Ferguson, Chief Investment Officer ("CIO") and Managing Director, leads the portfolio management team for the Fund. Mr. Ferguson has 19 years of real estate investment experience. He has served as Co-CIO and more recently CIO of INGCRES since 1991.



Sherry L. Rexroad, Managing Director, and Joseph P. Smith, Senior Director, have each been with INGCRES since 1997. Their roles as members of the portfolio management team require that they focus on specific investments and provide expert knowledge on those companies and industries.


ING LARGECAP GROWTH FUND

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP ("Wellington Management" or "Sub-Adviser") serves as Sub-Adviser to ING LargeCap Growth Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. The principal address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. As of June 30, 2005, Wellington Management had approximately $484 billion in assets under management.


The following individuals are primarily responsible for the day-to-day management of ING LargeCap Growth Fund:


Andrew J. Shilling, Senior Vice President of Wellington Management, has been portfolio manager of the Fund since June 2003. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, Senior Vice President of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the Fund since June 2003. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Inc. (1996-2002).

PERFORMANCE OF SIMILAR LARGECAP GROWTH ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

The tables below are designed to show you how a composite of similar large-cap growth investment accounts managed by Wellington Management performed over various periods in the past.


The Wellington Management LargeCap Growth Composite (the "Wellington Management Composite") is a composite of the performance of all actual fee-paying, fully discretionary large-cap growth accounts of at least $5 million in net assets under management managed by Wellington Management for at least one month beginning December 31, 1984. Each account in the composite has investment objectives, policies, and strategies that are substantially similar to those of ING LargeCap Growth Fund.


The tables below show the returns for the Wellington Management Composite compared with the Russell 1000 Growth Index for the one-, three-, five- and ten-year periods ended June 30, 2005 and on an annual basis as of December 31, of each of the last 10 years. This information is designed to demonstrate the historical track record of Wellington Management. It does not indicate how ING LargeCap Growth Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF JUNE 30, 2005)


                              WELLINGTON                WELLINGTON            RUSSELL
                           LARGECAP GROWTH           LARGECAP GROWTH          1000(R)
                            COMPOSITE (%)             COMPOSITE (%)            GROWTH
                       (AT MAX SALES CHARGE)(1)   (WITH NO SALES CHARGE)    INDEX(2)(%)
                       ------------------------   ----------------------    -----------
 One Year                  (5.47)%                    0.30%                   1.68%
 Three Years                9.19%                     11.36%                  7.26%
 Five Years                (8.37)%                   (7.28)%                (10.36)%
 Ten Years                  7.79%                     8.35%                   7.40%




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       49

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                   WELLINGTON
                                LARGECAP GROWTH       RUSSELL 1000(R)
                                 COMPOSITE (%)            GROWTH
                             (WITH NO SALES CHARGE)     INDEX(2)(%)
                             ----------------------   ---------------
 2004                            12.05%                  6.30%
 2003                            32.69%                 29.75%
 2002                           (24.45)%               (27.88)%
 2001                           (16.62)%               (20.42)%
 2000                           (22.76)%               (22.42)%
 1999                            35.09%                 33.16%
 1998                            37.79%                 38.71%
 1997                            29.20%                 30.49%
 1996                            21.31%                 23.12%
 1995                            26.92%                 37.19%



(1) Reflects the deduction of maximum applicable Class A sales charge of 5.75%.


(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher than average price-to-book ratios and forecasted growth. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.


Except to the extent performance has been adjusted to reflect the operating costs and maximum Class A sales charge of ING LargeCap Growth Fund, the performance reflected in the Wellington Management Composite has been calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS(R)"), the U.S. and Canadian version of the Global Investment Performance ("GIPS(R)") Standards, which differ from the method used by the SEC.


The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The gross total returns for the Wellington Management Composite in the Average Annual Total Returns and Annual Total Returns tables were adjusted to reflect the deduction of net operating expenses for Class A shares of ING LargeCap Growth Fund. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes, if any. The first column of performance numbers under the Average Annual Total Returns table reflects the deduction of the maximum front-end sales charge of the Class A shares of ING LargeCap Growth Fund (5.75%) from a hypothetical investment made in the first year of the one-, three-, five- and ten-year periods, respectively. The Annual Total Returns table for the Wellington Management Composite does not reflect the deduction of any sales loads, which would have reduced those performance numbers. The investment accounts that are included in the Wellington Management Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code ("Code"). Consequently, the performance results for the Wellington Management Composite could have been adversely affected if the institutional private accounts included in the Wellington Management Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account managed by Wellington Management.

ING LARGECAP VALUE FUND, ING MIDCAP VALUE FUND AND
ING SMALLCAP VALUE FUND

BRANDES INVESTMENT PARTNERS, L.P.

Founded in 1974, Brandes Investment Partners, L.P. ("Brandes" or "Sub-Adviser") serves as the Sub-Adviser to ING LargeCap Value Fund, ING MidCap Value Fund and ING SmallCap Value Fund. Brandes is an investment advisory firm currently with 76 investment professionals who manage over $94.8 billion in assets as of June 30, 2005. The principal address of Brandes is 11988 El Camino Real, Suite 500, San Diego, California 92130.


Brandes uses a value-oriented approach in managing equity investments, seeking to build wealth by buying high quality, undervalued stocks.



ING LARGECAP VALUE FUND



The following members share responsibility for the day-to-day management of ING LargeCap Value Fund, since its inception:



Glenn R. Carlson, CFA, Chief Executive Officer. Mr. Carlson serves as Chief Executive Officer and is a member of the firm's Executive Committee. Mr. Carlson also contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap Investment Committee. He serves as a senior institutional portfolio manager for a limited number of client relationships and oversees the Portfolio Management/Client Services department. Mr. Carlson joined Brandes in 1996, has 22 years of investment experience and is a member of the Financial Analysts Society of San Diego.



Brent V. Woods, CFA, Managing Director-Investments. Mr. Woods is a member of the firm's Executive Committee. He also serves as Managing Director-Investments with responsibility for the securities research efforts of the firm and oversight of the product investment committees. In addition, Mr. Woods is a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Mr. Woods joined Brandes in 1998 and has ten years of investment experience. Prior to joining Brandes, he worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions.



William Pickering, CFA, Director-Investments. Mr. Pickering is a member of the Investment Oversight Committee and a voting member of three of the firm's investment committees (Large Cap, Small Cap, and Emerging Markets). Mr. Pickering


 50      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


joined Brandes in 1998, has 22 years of investment experience and is a member of the Financial Analysts Society of San Diego. Prior to joining Brandes, he worked as a registered representative at various financial service companies.



Amelia Maccoun Morris, CFA, Director -- Investments. Ms. Morris is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, she contributes to the investment process as a member of the Investment Oversight Committee and a voting member of the Large Cap and Emerging Markets Investment Committees. Ms. Morris joined Brandes in 1998 and has 17 years of investment experience. Prior to joining Brandes, she worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank.



Douglas C. Edman, CFA, Director -- Investments. Mr. Edman is a senior research analyst and a voting member of the Large Cap Investment Committee. He leads the firm's research efforts in the basic materials sector and performs research in the oil and gas sectors. Mr. Edman joined Brandes in 1995, have over 15 years of investment experience and is a member of the Financial Analysts Society of San Diego. Before joining Brandes, he worked for a major securities firm, as a credit analyst, where he managed the credit rating agency relationships and commercial paper programs for clients in the energy and telecommunications industries.



ING MIDCAP VALUE FUND



The following members share responsibility for the day-to-day management of ING MidCap Value Fund, since its inception:



Charles H. Brandes, CFA, Chairman. Mr. Brandes is Chairman of the firm's five-member Executive Committee where he shares responsibility for driving strategic decisions and monitoring implementation of the firm's vision and objectives. He is also a member of the Investment Oversight Committee and a voting member of the Mid Cap Investment Committee. In addition, Mr. Brandes serves as a senior institutional portfolio manager for a limited number of client relationships. Prior to founding Brandes in 1974, he became an acquaintance of Benjamin Graham, widely considered the father of the value investing approach. Mr. Brandes has 37 years of investment experience.



Barbara Kyrillos, Senior Analyst. Ms. Kyrillos is a senior research analyst responsible for food and household product companies. She is also a voting member of the Mid Cap Investment Committee. Ms. Kyrillos joined Brandes in 1999 and has 16 years of banking and consumer product industry experience. Prior to joining Brandes, Barbara worked as the consumer product and lodging analyst at an international banking organization in its Hong Kong office, and as the director of corporate development for a U.S. multi-national consumer products corporation.



Kenneth Little, CFA, Director -- Investments. Mr. Little is a senior research analyst and a voting member of the firm's Mid Cap Investment Committee. He leads the firm's research efforts in the industrials sector and performs research on companies in the diversified industrials and aerospace & defense industries. Mr. Little joined Brandes in 1996, has nine years investment experience and a member of the Financial Analysts Society of San Diego. Prior to joining Brandes, he worked as a senior accountant with an international public accounting firm.



R. Erickson Cox, CFA, Senior Analyst. Mr. Cox is a senior research analyst on the technology/healthcare research team. He is responsible for fundamental research on companies in the pharmaceutical and healthcare services sectors. He is also a voting member of the firm's Mid Cap Investment Committee. Mr. Cox joined Brandes in 1999 and has ten years of investment experience. Prior to joining Brandes, he worked with a securities firm as a financial analyst and equity research associate.



Ted Kim, CFA, Senior Analyst. Mr. Kim is a senior analyst on the industrials and utilities research team. He is responsible for fundamental research on companies in the automotive and utilities sectors, and is a voting member of the firm's Mid Cap Investment Committee. Mr. Kim joined Brandes in 1999 and four years of investment experience. Prior to joining Brandes, Ted worked as a product and manufacturing engineer at a major U.S. automobile company.



ING SMALLCAP VALUE FUND



The following members share responsibility for the day-to-day management of ING SmallCap Value Fund, since its inception:



William Pickering, CFA, Director -- Investments. Mr. Pickering is a member of the Investment Oversight Committee and a voting member of three of the firm's investment committees (Large Cap, Small Cap, and Emerging Markets). Mr. Pickering joined Brandes in 1998, has 22 years of investment experience and is a member of the Financial Analysts Society of San Diego. Prior to joining Brandes, he worked as a registered representative at various financial service companies.



Robert J. Gallagher, CFA, Director -- Mutual Fund Portfolio Management. Mr. Gallagher is the director of Brandes' Mutual Fund Portfolio Management group. He is also a senior portfolio manager, a member of the Investment Oversight Committee, and a voting member of the Small Cap Investment Committee. Mr. Gallagher joined Brandes in 1992 and has 19 years of investment experience. Mr. Gallagher has an extensive background in international project finance, corporate finance, and financial analysis. Before joining Brandes, he was an officer of the international corporate and project finance department at an international banking organization.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       51

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------


Jeffrey Meyer, CFA, Director -- Institutional Portfolio Management. Mr. Meyer is responsible for overseeing and directing portfolio management activities for the firm's institutional relationships. He also serves as an institutional portfolio manager and voting member of the Small Cap Investment Committee. Mr. Meyer joined Brandes in 1994, has 19 years of investment experience and is a member of the Financial Analysts Society of San Diego. Prior to joining Brandes, he served as vice president of portfolio management and research at an investment counseling firm where he specialized in small-cap equity investments.



Luiz G. Sauerbronn, Analyst. Mr. Sauerbronn is an analyst on the industrials research team and a voting member of the firm's Small Cap Investment Committee. He is responsible for fundamental research on companies in the engineering, electrical equipment, construction and building materials sectors on a global basis, as well as on Latin American utilities. Mr. Sauerbronn joined Brandes in 2001 and has ten years of finance and investment experience. Prior to joining Brandes, he worked for J.P. Morgan & Co. as a summer associate. Mr. Sauerbroon also worked for the private equity group of a major international investment bank and as a manager of the mergers & acquisitions team of a Brazilian investment bank.



Ralph Birchmeier, CFA, Senior Analyst. Mr. Birchmeier is a senior research analyst on the basic materials research team. He is responsible for research on various areas of the basic materials sector including forestry and metals & mining and is a voting member of the firm's Small Cap Investment Committee. Mr. Birchmeier joined Brandes in 1999, has 11 years of investment experience and is a member of the New York Society of Securities Analysts. Prior to joining Brandes, he worked as a portfolio analyst at an investment counseling firm.


PERFORMANCE OF SIMILAR LARGE CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.


The Brandes U.S. Large Cap Value Equity Composite is a composite of the performance of all actual, fee-paying and non-fee paying, fully discretionary U.S. Large Cap Value accounts under management by Brandes for at least one month beginning July 31, 2000. Each account in the composite has investment objectives, policies, and strategies that are substantially similar to those of ING LargeCap Value Fund.



The tables below show the returns for the Brandes U.S. Large Cap Value Equity Composite compared with the Russell 1000(R) Value Index and the Russell 1000(R) Index for the one-, three-year, and since inception periods ended June 30, 2005 and on an annual basis as of December 31, of prior years. The returns of the Brandes U.S. Large Cap Value Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000(R) Value Index and the Russell 1000(R) Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how ING LargeCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.


                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF JUNE 30, 2005)


                               BRANDES                   BRANDES
                            U.S. LARGE CAP            U.S. LARGE CAP         RUSSELL
                             VALUE EQUITY              VALUE EQUITY          1000(R)        RUSSELL
                            COMPOSITE (%)             COMPOSITE (%)           VALUE         1000(R)
                       (AT MAX SALES CHARGE)(1)   (WITH NO SALES CHARGE)   INDEX(2) (%)   INDEX(3) (%)
                       ------------------------   ----------------------   ------------   ------------
 One Year                  (2.61)%                    3.33%                 14.06%          7.92%
 Three Years                6.43%                     8.55%                 11.00%          9.19%
 Since Inception
 (7/31/00)*                 9.85%                     11.18%                 6.40%         (1.58)%


* Index returns for the Russell 1000(R) Value and Russell 1000(R) Indices are for the period beginning August 1, 2000.

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                              BRANDES
                           U.S. LARGE CAP         RUSSELL
                            VALUE EQUITY          1000(R)        RUSSELL
                           COMPOSITE (%)           VALUE         1000(R)
                       (WITH NO SALES CHARGE)   INDEX(2) (%)   INDEX(3) (%)
                       ----------------------   ------------   ------------
 2004                      11.37%                 16.49%         11.40%
 2003                      33.98%                 30.03%         29.89%
 2002                     (18.34)%               (15.52)%       (21.65)%
 2001                      16.54%                (5.59)%        (12.45)%
 2000*                     14.05%                 14.19%         12.26%


 *  Index returns are for the period beginning August 1, 2000.


(1) Reflects the deduction of maximum applicable Class A sales charge of 5.75%.


(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

(3) The Russell 1000(R) Index is an unmanaged index and is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.


Except to the extent performance in the first column of the Average Annual Total Returns table has been adjusted to reflect the application of the maximum Class A sales charge, the performance reflected in the composite has been calculated in compliance with the AIMR-PPS(R) and GIPS(R), which differ from the method used by the SEC.


The net annual returns for the Brandes U.S. Large Cap Value Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The first column of performance numbers under the Average Annual Total Returns table

 52      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

reflects the deduction of the maximum front-end sales charge of the Class A shares of ING LargeCap Value Fund (5.75%) from a hypothetical investment made in the first year of the one-, three-, five-year and since inception periods, respectively. The Annual Total Returns table for the Brandes U.S. Large Cap Value Equity Composite does not reflect the deduction of any sales loads, which would have reduced those performance numbers. The accounts in the Brandes U.S. Large Cap Value Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

PERFORMANCE OF SIMILAR MID CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.


The Brandes U.S. Value Mid Cap Equity Composite is a composite of the performance of all actual, fee-paying and non-fee paying, fully discretionary U.S. Value Mid Cap accounts under management by Brandes for at least one month beginning September 30, 1997. Each account in the composite has investment objectives, policies, and strategies that are substantially similar to those of ING MidCap Value Fund.



The tables below shows the returns for the Brandes U.S. Value Mid Cap Equity Composite compared with the Russell Midcap(R) Value Index and the Russell Midcap(R) Index for the one-, three-, five-year and since inception periods ending June 30, 2005 and on an annual basis as of December 31, of prior years. The returns of the Brandes U.S. Value Mid Cap Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell Midcap(R) Value Index and the Russell Midcap(R) Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how ING MidCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.


                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF JUNE 30, 2005)


                               BRANDES                   BRANDES
                              U.S. VALUE                U.S. VALUE           RUSSELL
                            MID CAP EQUITY            MID CAP EQUITY        MIDCAP(R)       RUSSELL
                            COMPOSITE (%)             COMPOSITE (%)           VALUE        MIDCAP(R)
                       (AT MAX SALES CHARGE)(1)   (WITH NO SALES CHARGE)   INDEX(2) (%)   INDEX(3) (%)
                       ------------------------   ----------------------   ------------   ------------
 One Year                  (6.85)%                   (1.17)%                21.80%         17.12%
 Three Years                8.62%                     10.78%                16.55%         15.86%
 Five Years                14.23%                     15.59%                14.86%          7.34%
 Since Inception
 (9/30/97)*                 9.27%                     10.11%                10.51%          9.16%



* Index returns for the Russell Midcap(R) Value and Russell Midcap(R) Indices are for the period beginning October 1, 1997.


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                              BRANDES
                             U.S. VALUE            RUSSELL
                           MID CAP EQUITY         MIDCAP(R)        RUSSELL
                           COMPOSITE (%)            VALUE         MIDCAP(R)
                       (WITH NO SALES CHARGE)    INDEX(2) (%)    INDEX(3) (%)
                       ----------------------    ------------    ------------
 2004                          15.56%               23.71%          20.22%
 2003                          61.39%               38.07%          40.06%
 2002                         (28.55)%              (9.64)%        (16.19)%
 2001                          23.91%                2.33%          (5.62)%
 2000                          25.72%               19.18%           8.25%
 1999                          (1.52)%              (0.11)%         18.23%
 1998                          11.62%                5.08%          10.09%
 1997 (9/30-12/31)*            (2.08)%               4.07%           1.11%


 * Index returns are for the period beginning October 1, 1997.


(1) Reflects the deduction of maximum applicable Class A sales charge of 5.75%.



(2) The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



(3) The Russell Midcap(R) Index is an unmanaged index that measures the 800 smallest companies out of the 1,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



Except to the extent performance in the first column of the Average Annual Total Returns table has been adjusted to reflect the application of the maximum Class A sales charge, the performance reflected in the composite has been calculated in compliance with the AIMR-PPS(R) and GIPS(R), which differ from the method used by the SEC.


The net annual returns for the Brandes U.S. Value Mid Cap Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The first column of performance



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       53

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

numbers under the Average Annual Total Returns table reflects the deduction of the maximum front-end sales charge of the Class A shares of ING MidCap Value Fund (5.75%) from a hypothetical investment made in the first year of the one-, three-, five-year and since inception periods, respectively. The Annual Total Returns table for the Brandes U.S. Value Mid Cap Equity Composite does not reflect the deduction of any sales loads, which would have reduced those performance numbers. The accounts in the Brandes U.S. Value Mid Cap Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

PERFORMANCE OF SIMILAR SMALL CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.


The Brandes U.S. Small Cap Value Equity Composite is a composite of the performance of all actual, fee-paying and non-fee-paying, fully discretionary U.S. Small Cap Value accounts under management by Brandes for at least one month beginning September 30, 1997. Each account in the composite has investment objective, policies, and strategies that are substantially similar to those of ING SmallCap Value Fund.


The tables below shows the returns for the Brandes U.S. Small Cap Value Equity Composite compared with the Russell 2000 Value Index and the Russell 2000 Index for the one-, three-, five-year and since inception periods ending June 30, 2005 and on an annual basis as of December 31, of prior years. The returns of the Brandes U.S. Small Cap Value Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 2000(R) Value Index and the Russell 2000(R) Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how ING SmallCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF JUNE 30, 2005)


                               BRANDES                   BRANDES
                            U.S. SMALL CAP            U.S. SMALL CAP
                                EQUITY                    EQUITY                                   RUSSELL
                            COMPOSITE (%)             COMPOSITE (%)         RUSSELL 2000(R)        2000(R)
                       (AT MAX SALES CHARGE)(1)   (WITH NO SALES CHARGE)   VALUE INDEX(2) (%)    INDEX(3) (%)
                       ------------------------   ----------------------   ------------------    ------------
 One Year                  (9.54)%                   (4.02)%                  14.39%              9.45%
 Three Years               10.17%                     12.36%                  14.15%              12.81%
 Five Years                18.02%                     19.43%                  16.12%              5.71%
 Since Inception
 (9/30/97)*                 9.02%                     9.86%                   10.00%              5.84%


* Index returns for the Russell 2000(R) Value and Russell 2000(R) Indices are for the period beginning October 1, 1997.

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                              BRANDES
                           U.S. SMALL CAP
                               EQUITY                                   RUSSELL
                           COMPOSITE (%)         RUSSELL 2000(R)        2000(R)
                       (WITH NO SALES CHARGE)   VALUE INDEX(2) (%)    INDEX(3) (%)
                       ----------------------   ------------------    ------------
 2004                          17.81%                 18.33%             22.25%
 2003                          61.33%                 46.03%             47.25%
 2002                         (10.39)%               (11.43)%           (20.48)%
 2001                          35.61%                 14.03%              2.49%
 2000                          14.37%                 22.83%             (3.02)%
 1999                          (4.41)%                (1.49)%            21.26%
 1998                         (10.19)%                (6.45)%            (2.55)%
 1997 (9/30-12/31)*            (0.68)%                 1.68%             (3.35)%


 * Index returns are for the period beginning October 1, 1997.


(1) Reflects the deduction of maximum applicable Class A sales charge of 5.75%.


(2) The Russell 2000(R) Value Index is an unmanaged index that measures the Russell 2000 companies with lower price-to-book ratios and lower forecasting growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

(3) The Russell 2000(R) Index is an unmanaged index that measures the 2000 smallest companies out of the 3,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.


Except to the extent performance in the first column of the Average Annual Total Returns table has been adjusted to reflect the application of the maximum Class A sales charge, the performance reflected in the composite has been calculated in compliance with the AIMR-PPS(R) and GIPS(R), which differ from the method used by the SEC.


The net annual returns for the Brandes U.S. Small Cap Value Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The first column of performance numbers under the Average Annual Total Returns table reflects the deduction of the maximum front-end sales charge of the Class A shares of ING SmallCap Value Fund


 54      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

(5.75%) from a hypothetical investment made in the first year of the one-, three-, five-year and since inception periods, respectively. The Annual Total Returns table for the Brandes U.S. Small Cap Equity Composite does not reflect the deduction of any sales loads, which would have reduced those performance numbers. The accounts in the Brandes U.S. Small Cap Value Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

NWQ INVESTMENT MANAGEMENT COMPANY, LLC

NWQ Investment Management Company, LLC ("NWQ" or "Sub-Adviser"), a member-managed Delaware limited liability company, serves as the Sub-Adviser to the Funds. NWQ is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING Investments and the Funds' Board.

NWQ was founded in 1982 to manage assets for corporate and multi-employer plans, public entities, endowments, foundations, and high net worth individuals. NWQ is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minority interest owned by certain members of NWQ.


As of June 30, 2005, NWQ managed over $36 billion in assets. The principal address of NWQ is 2049 Century Park East, 16th Floor, Los Angeles, California 90067.


ING MIDCAP VALUE CHOICE FUND

The following individual is responsible for the day-to-day management of MidCap Value Choice Fund:

David B. Iben, CFA, Managing Director/Portfolio Manager, joined NWQ in 2000. He has managed the Fund since its inception in February 2005. Mr. Iben holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts. Previously, he was lead Portfolio Manager, CEO, and a founding member of Palladian Capital Management. Before launching Palladian in 1998, he worked at Crambilt & Carney, Inc. from 1996 to 1998, managing large institutional accounts. Formerly, he was acting CIO at Farmers Group, responsible for $16 billion of investable assets before his departure in 1996.


ING SMALLCAP VALUE CHOICE FUND

The following individual is responsible for the day-to-day management of SmallCap Value Choice Fund:


Phyllis G. Thomas, CFA, Managing Director, joined NWQ in 1990. She has managed the Fund since its inception in February 2005. Ms. Thomas holds the Chartered Financial Analyst designation and is a member of the CFA Institute. Previously, Ms. Thomas held the position of Vice President and Senior Portfolio Manager with The Boston Company where she managed institutional portfolios for three years.


PERFORMANCE OF SIMILAR MID CAP VALUE ACCOUNTS MANAGED BY NWQ


The tables below are designed to show you how a composite of similar mid-cap value investment accounts managed by NWQ performed over various periods in the past.



The NWQ Small/Mid Cap Value Composite is a composite of the performance of all actual fee-paying, fully discretionary small/mid cap value accounts having at least $2 million in net assets under management managed by NWQ for at least one month or 90% invested prior to the beginning of a calendar quarter beginning November 1, 2000. Each account in the composite has investment objectives, policies and strategies that are substantially similar to those of ING MidCap Value Choice Fund.



The tables below show the returns for the NWQ Small/Mid Cap Value Composite compared with the Russell Midcap(R) Value Index and the Russell Midcap(R) Index for the one-year, three-year and since inception periods ended June 30, 2005 and on an annual basis as of December 31, of prior years. This information is designed to demonstrate the historical track record of NWQ. It does not indicate how ING MidCap Value Choice Fund has performed or will perform in the future. Past performance is not a guarantee of future results.


                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF JUNE 30, 2005)


                       NWQ SMALL/MID   NWQ SMALL/MID
                         CAP VALUE       CAP VALUE        RUSSELL
                       COMPOSITE (%)   COMPOSITE (%)     MIDCAP(R)       RUSSELL
                       (AT MAX SALES   (WITH NO SALES      VALUE        MIDCAP(R)
                        CHARGE)(1)        CHARGE)       INDEX(2) (%)   INDEX(3) (%)
                       -------------   --------------   ------------   ------------
 One Year                 14.15%          21.11%           21.80%         17.12%
 Three Years              21.94%          24.37%           16.55%         15.86%
 Since Inception
 (11/1/00)*               21.63%          23.18%           13.28%          6.73%



 * Index returns for the Russell Midcap(R) Value and Russell Midcap(R) Indices are for the period beginning November 1, 2000.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       55

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                                   RUSSELL
                         NWQ SMALL/MID CAP        MIDCAP(R)        RUSSELL
                        VALUE COMPOSITE (%)         VALUE         MIDCAP(R)
                       (WITH NO SALES CHARGE)    INDEX(2) (%)    INDEX(3) (%)
                       ----------------------    ------------    ------------
 2004                          29.52%               23.71%          20.22%
 2003                          47.99%               38.07%          40.06%
 2002                           6.56%               (9.65)%        (16.18)%
 2001                          14.36%                2.33%          (5.62)%
 2000 (11/1/00)*               10.03%                7.40%          (2.07)%



 * Index returns are for the period beginning November 1, 2000.



(1) Reflects the deduction of maximum applicable Class A sales charge of 5.75%.



(2) The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



(3) The Russell Midcap(R) Index is an unmanaged index that measures the 800 smallest companies out of the 1,000 largest U.S. companies based on total market capitalizations of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



Except to the extent performance in the first column of the Average Annual Total Returns table has been adjusted to reflect the application of the maximum Class A sales charge, the performance reflected in the composite has not been calculated in compliance with the AIMR-PPS(R) and GIPS(R), which differ from the method used by the SEC.


The net annual total returns for the NWQ Small/Mid Cap Value Composite were calculated on an asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The first column of performance numbers under the Average Annual Total Returns table reflects the deduction of the maximum front-end sales charge of the Class A shares of ING MidCap Value Choice Fund (5.75%) from a hypothetical investment made in the first year of the one-year, three-year and since inception periods, respectively. The Annual Total Returns table for the NWQ Small/Mid Cap Value Composite does not reflect the deduction of any sales loads, which would have reduced those performance numbers. The accounts in the NWQ Small/Mid Cap Value Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Consequently, the performance results for the NWQ Small/Mid Cap Value Composite could have been adversely affected if the institutional private accounts included in the NWQ Small/Mid Cap Value Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the NWQ Small/Mid Cap Value Composite may not reflect the returns of any particular account managed by NWQ.

PERFORMANCE OF SIMILAR SMALL CAP VALUE ACCOUNTS MANAGED BY NWQ


The tables below are designed to show you how a composite of similar small-cap value investment accounts managed by NWQ performed over various periods in the past.



The NWQ Small Cap Value Composite is a composite of the performance of all actual fee-paying, fully discretionary small-cap value accounts managed by NWQ for at least 60 days prior to the beginning of a calendar quarter beginning June 30, 1996. Each account in the composite has investment objectives, policies, and strategies to those of ING SmallCap Value Choice Fund.


The tables below show the returns for the NWQ Small Cap Value Composite compared with the Russell 2000(R) Value Index and the Russell 2000(R) Index for the one-year, three-year, five- year and since inception periods ended June 30, 2005 and on an annual basis as of December 31, of prior years. This information is designed to demonstrate the historical track record of NWQ. It does not indicate how ING SmallCap Value Choice Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF JUNE 30, 2005)


                           NWQ SMALL CAP             NWQ SMALL CAP        RUSSELL 2000(R)
                        VALUE COMPOSITE (%)       VALUE COMPOSITE (%)          VALUE        RUSSELL 2000(R)
                      (AT MAX SALES CHARGE)(1)   (WITH NO SALES CHARGE)    INDEX(2) (%)      INDEX(3) (%)
                      ------------------------   ----------------------   ---------------   ---------------
 One Year                  8.93%                     15.58%                 14.39%             9.45%
 Three Years              14.22%                     16.49%                 14.15%            12.81%
 Five Years               18.59%                     20.00%                 16.12%             5.71%
 Since Inception
 (6/30/96)*               12.38%                     13.12%                 13.11%             8.45%


* Index returns for the Russell 2000(R) Value and Russell 2000(R) Indices are for the period beginning July 1, 1996.


 56      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

                           NWQ SMALL CAP        RUSSELL 2000(R)
                        VALUE COMPOSITE (%)          VALUE        RUSSELL 2000(R)
                       (WITH NO SALES CHARGE)    INDEX(2) (%)      INDEX(3) (%)
                       ----------------------   ---------------   ---------------
 2004                           29.65%                22.25%            18.33%
 2003                           56.60%                46.03%            47.25%
 2002                          (12.93)%              (11.43)%          (20.48)%
 2001                           25.60%                14.03%             2.49%
 2000                           13.68%                22.83%            (3.02)%
 1999                           (8.90)%               (1.49)%           21.26%
 1998                          (15.28)%               (6.45)%           (2.55)%
 1997                           34.14%                31.78%            22.36%
 1996 (6/30/96)*                16.71%                11.70%             5.56%

 * Index returns are for the period beginning July 1, 1996.


(1) Reflects the deduction of maximum applicable Class A sales charge of 5.75%.


(2) The Russell 2000(R) Value Index is an unmanaged index that measures the Russell 2000 companies with lower price-to-book ratios and lower forecasting growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

(3) The Russell 2000(R) Index is an unmanaged index that measures the 2000 smallest companies out of the 3,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.


Except to the extent performance in the first column of the Average Annual Total Returns table has been adjusted to reflect the application of the maximum Class A sales charge, the performance reflected in the composite has not been calculated in compliance with the AIMR-PPS(R) and GIPS(R), which differ from the method used by the SEC.


The net annual total returns for the NWQ Small Cap Value Composite were calculated on an asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The first column of performance numbers under the Average Annual Total Returns table reflects the deduction of the maximum front-end sales charge of the Class A shares of ING SmallCap Value Choice Fund (5.75%) from a hypothetical investment made in the first year of the one-year, three-year, five-year and since inception periods, respectively. The Annual Total Returns table for the NWQ Small Cap Value Composite does not reflect the deduction of any sales loads, which would have reduced those performance numbers. The accounts in the NWQ Small Cap Value Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Consequently, the performance results for the NWQ Small Cap Value Composite could have been adversely affected if the institutional private accounts included in the NWQ Small Cap Value Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the NWQ Small Cap Value Composite may not reflect the returns of any particular account managed by NWQ.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Funds.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       57

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of a Fund's principal investment strategies. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

CONCENTRATION (ING REAL ESTATE FUND AND ING FINANCIAL SERVICES FUND). The Funds concentrate (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


CONVERTIBLE SECURITIES (ING CONVERTIBLE FUND, ING FINANCIAL SERVICES FUND, ING MAGNACAP FUND, ING MIDCAP VALUE CHOICE FUND, AND ING SMALLCAP VALUE CHOICE
FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


CORPORATE DEBT SECURITIES (ING CONVERTIBLE FUND, ING EQUITY AND BOND FUND, ING FINANCIAL SERVICES FUND, AND ING MAGNACAP FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7.00% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7.00% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

DERIVATIVES (ING EQUITY AND BOND FUND, ING DISCIPLINED LARGECAP FUND, ING MIDCAP VALUE CHOICE FUND, AND ING SMALL CAP VALUE CHOICE FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Not all of the Funds invest in these types of derivatives, so please check the description of each Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

EMERGING MARKETS INVESTMENTS (ING MIDCAP VALUE CHOICE FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign



 58      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

FOREIGN SECURITIES (ING EQUITY AND BOND FUND, ING LARGECAP GROWTH FUND, ING MAGNACAP FUND, ING MIDCAP VALUE CHOICE FUND, AND ING SMALLCAP VALUE CHOICE
FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund. The risks of investing in foreign securities may be greater for emerging market investments.


INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT ING DISCIPLINED LARGECAP FUND, ING LARGECAP GROWTH FUND, ING LARGE CAP VALUE FUND AND ING MAGNACAP
FUND). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


INITIAL PUBLIC OFFERINGS ("IPO'S") (ING EQUITY AND BOND FUND, ING REAL ESTATE FUND, ING LARGECAP GROWTH FUND, AND ING FINANCIAL SERVICES FUND). IPOs and offerings by companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Stocks of some newly-public companies may decline shortly after the initial public offerings.

INTERESTS IN LOANS (ING EQUITY AND BOND FUND). The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

NON-DIVERSIFIED INVESTMENT COMPANY (ING REAL ESTATE FUND). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

OTHER INVESTMENT COMPANIES (ING EQUITY AND BOND FUND, ING LARGECAP GROWTH FUND, ING MIDCAP OPPORTUNITIES FUND, AND ING SMALLCAP OPPORTUNITIES FUND). To the extent permitted by the 1940 Act, the Fund may invest up to 10% of its total assets, calculated at the time of purchase, in securities of other investment companies. No more than 5.00% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3.00% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       59

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

REAL ESTATE SECURITIES (ING REAL ESTATE FUND). Investments in issuers that are primarily engaged in real estate, including real estate investment trusts ("REITs"), may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.


RESTRICTED AND ILLIQUID SECURITIES (ING FINANCIAL SERVICES FUND). If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING DISCIPLINED LARGECAP FUND, ING LARGECAP GROWTH FUND AND ING MAGNACAP FUND). Certain Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

LENDING PORTFOLIO SECURITIES (ALL FUNDS EXCEPT ING FINANCIAL SERVICES FUND). In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 30% or 33 1/3%, depending upon the Fund, of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


PORTFOLIO TURNOVER. (ING CONVERTIBLE FUND, AND ING DISCIPLINED LARGECAP FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


OTHER RISKS

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

HIGH YIELD DEBT SECURITIES. Investments in high yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield debt securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield debt securities.

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser or Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities



 60      More Information About Risks
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                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus are subject to risk of default.

PAIRING-OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the Prospectus and SAI.

U.S. GOVERNMENT SECURITIES. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.


ING MidCap Opportunities Fund and ING SmallCap Opportunities Fund may invest excess cash in other investment companies, including exchange traded funds, for temporary and defensive purposes.


PERCENTAGE AND RATING LIMITATIONS Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       61

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Each Fund pays dividends, if any, as follows:

ANNUALLY(1)               SEMI-ANNUALLY(1)   QUARTERLY(2)
-----------               ----------------   ------------
ING Disciplined LargeCap  ING MagnaCap       ING Convertible
ING Financial Services                       ING Equity and Bond
ING LargeCap Growth                          ING Real Estate
ING LargeCap Value
ING MidCap
  Opportunities
ING MidCap Value
ING MidCap Value Choice
ING SmallCap
  Opportunities
ING SmallCap Value
ING SmallCap Value
  Choice

(1) Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist on an annual basis of a variable combination of capital gains and ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, Class B, Class C or Class M shares of a Fund invested in another ING Fund that offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A Shares account of any open-end ING Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest are not eligible for the reductions in rates described below.


Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


- Distributions of certain long-term gains from depreciable real estate are taxed at a maximum rate of 25%.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.


If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying dividend."


If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.


There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the



 62      Dividends, Distributions and Taxes

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please note that ING Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is one month later than most such forms are sent.

Please see the SAI for further information regarding tax matters.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       63

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand each Fund's Class A, Class B, Class C and/or Class M shares' financial performance for the past five years or, if shorter, the period of each class' operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual shareholder report, which is incorporated by reference into the SAI and is available upon request.


 64      Financial Highlights

<EP,5>ING CONVERTIBLE FUND
<EP,4>FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                                            ELEVEN
                                                                                                            MONTHS         YEAR
                                                                        YEAR ENDED MAY 31,                   ENDED        ENDED
                                                            ------------------------------------------      MAY 31,      JUNE 30,
                                                             2005        2004        2003        2002       2001(1)        2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $        18.11       16.20       15.35       17.89        27.70        23.27
 Income (loss) from investment operations:
 Net investment income                              $         0.37*       0.36        0.38        0.30         0.85         0.42
 Net realized and unrealized gain (loss) on
 investments                                        $        (0.51)       1.97        0.78       (2.34)       (5.29)        8.02
 Total from investment operations                   $        (0.14)       2.33        1.16       (2.04)       (4.44)        8.44
 Less distributions from:
 Net investment income                              $         0.47        0.42        0.31        0.41         0.51         0.32
 Net realized gain from investments                 $           --          --          --        0.09         4.86         3.69
 Total distributions                                $         0.47        0.42        0.31        0.50         5.37         4.01
 Net asset value, end of period                     $        17.50       18.11       16.20       15.35        17.89        27.70
 TOTAL RETURN(2)                                    %        (0.85)      14.52        7.80      (11.44)      (17.78)       39.88
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $       52,895      63,443      51,008      60,692       98,896      131,218
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)(4)     %         1.35        1.48        1.59        1.46         1.42         1.35
 Gross expenses prior to expense reimbursement(3)   %         1.39        1.48        1.59        1.46         1.41         1.35
 Net investment income after expense
 reimbursement(3)(4)                                %         2.05        2.13        2.57        1.93         2.20         1.78
 Portfolio turnover rate                            %           72         138          97         100          145          129



                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                                                                            ELEVEN
                                                                                                            MONTHS         YEAR
                                                                        YEAR ENDED MAY 31,                   ENDED        ENDED
                                                            ------------------------------------------      MAY 31,      JUNE 30,
                                                             2005        2004        2003        2002       2001(1)        2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $        19.91       17.79       16.83       19.56        30.20        25.34
 Income (loss) from investment operations:
 Net investment income                              $         0.27*       0.30        0.35        0.24         0.49         0.29
 Net realized and unrealized gain (loss) on
 investments                                        $        (0.57)       2.13        0.83       (2.59)       (5.49)        8.77
 Total from investment operations                   $        (0.30)       2.43        1.18       (2.35)       (5.00)        9.06
 Less distributions from:
 Net investment income                              $         0.32        0.31        0.22        0.28         0.34         0.19
 Net realized gain from investments                 $           --          --          --        0.10         5.30         4.01
 Total distributions                                $         0.32        0.31        0.22        0.38         5.64         4.20
 Net asset value, end of period                     $        19.29       19.91       17.79       16.83        19.56        30.20
 TOTAL RETURN(2)                                    %        (1.56)      13.75        7.16      (12.04)      (18.26)       39.21
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $       50,727      75,097      72,364      88,650      125,366      139,704
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)(4)     %         2.05        2.13        2.24        2.11         2.07         2.00
 Gross expenses prior to expense reimbursement(3)   %         2.05        2.13        2.24        2.11         2.06         2.00
 Net investment income after expense
 reimbursement(3)(4)                                %         1.35        1.48        1.92        1.28         1.55         1.13
 Portfolio turnover rate                            %           72         138          97         100          145          129


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Convertible Fund       65

<EP,5>ING CONVERTIBLE FUND<EP,4> -- (CONTINUED)
<EP,4>FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                              CLASS C
                                                                   --------------------------------------------------------------
                                                                                                             ELEVEN
                                                                                                             MONTHS        YEAR
                                                                            YEAR ENDED MAY 31,               ENDED        ENDED
                                                                   ------------------------------------     MAY 31,      JUNE 30,
                                                                    2005      2004      2003      2002      2001(1)        2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $      18.56     16.62     15.75     18.33        28.33       23.78
 Income (loss) from investment operations:
 Net investment income                                       $       0.25*     0.27      0.32      0.22         0.58        0.28
 Net realized and unrealized gains (loss) on investments     $      (0.52)     1.99      0.78     (2.42)       (5.26)       8.22
 Total from investment operations                            $      (0.27)     2.26      1.10     (2.20)       (4.68)       8.50
 Less distributions from:
 Net investment income                                       $       0.34      0.32      0.23      0.29         0.35        0.19
 Net realized gain from investments                          $         --        --        --      0.09         4.97        3.76
 Total distributions                                         $       0.34      0.32      0.23      0.38         5.32        3.95
 Net asset value, end of period                              $      17.95     18.56     16.62     15.75        18.33       28.33
 TOTAL RETURN(2)                                             %      (1.52)    13.72      7.15    (12.03)      (18.25)      39.24
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $     56,329    71,365    66,412    81,247      118,363     156,592
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)(4)              %       2.05      2.13      2.24      2.11         2.07        2.00
 Gross expenses prior to expense reimbursement(3)            %       2.05      2.13      2.24      2.11         2.06        2.00
 Net investment income after expense reimbursement(3)(4)     %       1.36      1.48      1.92      1.28         1.55        1.13
 Portfolio turnover rate                                     %         72       138        97       100          145         129


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


 * Per share data calculated using average number of shares outstanding throughout the period.


 66      ING Convertible Fund

<EP,5>ING EQUITY AND BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                               CLASS A
                                                                     -----------------------------------------------------------
                                                                                                             ELEVEN
                                                                                                             MONTHS       YEAR
                                                                              YEAR ENDED MAY 31,              ENDED      ENDED
                                                                     ------------------------------------    MAY 31,    JUNE 30,
                                                                      2005      2004      2003      2002     2001(1)      2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      12.47     11.71     12.06     13.30      15.04      19.23
 Income (loss) from investment operations:
 Net investment income                                         $       0.19      0.15      0.31      0.39       0.93       0.51
 Net realized and unrealized gain (loss) on investments        $       0.37      0.87     (0.41)    (1.13)     (1.01)     (0.60)
 Total from investment operations                              $       0.56      1.02     (0.10)    (0.74)     (0.08)     (0.09)
 Less distributions from:
 Net investment income                                         $       0.19      0.26      0.25      0.45       0.51       0.39
 Net realized gain from investments                            $         --        --        --      0.05       1.15       3.71
 Total distributions                                           $       0.19      0.26      0.25      0.50       1.66       4.10
 Net asset value, end of period                                $      12.84     12.47     11.71     12.06      13.30      15.04
 TOTAL RETURN(2)                                               %       4.51      8.84+    (0.66)    (5.55)     (0.61)     (1.01)
RATIO AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     31,487    36,205    32,179    57,042     61,477     63,592
 Ratio to average net assets:
 Net expenses after expense reimbursement/recoupment(3)(4)     %       1.50      1.60      1.60      1.48       1.32       1.40
 Gross expenses prior to expense reimbursement(3)              %       1.51      1.59      1.71      1.45       1.53       1.61
 Net investment income after expense
 reimbursement/recoupment(3)(4)                                %       1.45      1.27      2.62      3.11       3.54       3.26
 Portfolio turnover rate                                       %        216       302       129       145         76        173



                                                                                               CLASS B
                                                                     -----------------------------------------------------------
                                                                                                             ELEVEN
                                                                                                             MONTHS       YEAR
                                                                              YEAR ENDED MAY 31,              ENDED      ENDED
                                                                     ------------------------------------    MAY 31,    JUNE 30,
                                                                      2005      2004      2003      2002     2001(1)      2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      13.43     12.61     12.97     14.28      16.09      20.59
 Income (loss) from investment operations:
 Net investment income                                         $       0.11      0.08      0.29      0.32       0.80       0.44
 Net realized and unrealized gain (loss) on investments        $       0.41      0.92     (0.47)    (1.22)     (0.98)     (0.64)
 Total from investment operations                              $       0.52      1.00     (0.18)    (0.90)     (0.18)     (0.20)
 Less distributions from:
 Net investment income                                         $       0.09      0.18      0.18      0.36       0.39       0.33
 Net realized gain from investments                            $         --        --        --      0.05       1.24       3.97
 Total distributions                                           $       0.09      0.18      0.18      0.41       1.63       4.30
 Net asset value, end of period                                $      13.86     13.43     12.61     12.97      14.28      16.09
 TOTAL RETURN(2)                                               %       3.87      8.05+    (1.29)    (6.26)     (1.21)     (1.58)
RATIO AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     15,052    19,386    22,348    31,682     35,828     41,026
 Ratio to average net assets:
 Net expenses after expense reimbursement/recoupment(3)(4)     %       2.19      2.25      2.25      2.13       1.97       2.05
 Gross expenses prior to expense reimbursement(3)              %       2.16      2.24      2.36      2.10       2.18       2.26
 Net investment income after expense
 reimbursement/recoupment(3)(4)                                %       0.75      0.62      1.97      2.46       2.89       2.61
 Portfolio turnover rate                                       %        216       302       129       145         76        173


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING Equity and Bond Fund       67

<EP,4>ING EQUITY AND BOND FUND<EP,4> -- (CONTINUED)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                               CLASS C
                                                                     -----------------------------------------------------------
                                                                                                             ELEVEN
                                                                                                             MONTHS       YEAR
                                                                              YEAR ENDED MAY 31,              ENDED      ENDED
                                                                     ------------------------------------    MAY 31,    JUNE 30,
                                                                      2005      2004      2003      2002     2001(1)      2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      11.90     11.21     11.57     12.78      14.45      18.53
 Income (loss) from investment operations:
 Net investment income                                         $       0.09      0.07      0.17      0.34       0.74       0.45
 Net realized and unrealized gain (loss) on investments        $       0.36      0.82     (0.34)    (1.13)     (0.91)     (0.62)
 Total from investment operations                              $       0.45      0.89     (0.17)    (0.79)     (0.17)     (0.17)
 Less distributions from:
 Net investment income                                         $       0.11      0.20      0.19      0.37       0.39       0.34
 Net realized gain from investments                            $         --        --        --      0.05       1.11       3.57
 Total distributions                                           $       0.11      0.20      0.19      0.42       1.50       3.91
 Net asset value, end of period                                $      12.24     11.90     11.21     11.57      12.78      14.45
 TOTAL RETURN(2)                                               %       3.78      8.04+    (1.27)    (6.20)     (1.28)     (1.53)
RATIO AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     11,963    13,566    14,240    18,007     22,679     25,838
 Ratio to average net assets:
 Net expenses after expense reimbursement/recoupment(3)(4)     %       2.19      2.25      2.25      2.13       1.97       2.05
 Gross expenses prior to expense reimbursement(3)              %       2.16      2.24      2.36      2.10       2.18       2.26
 Net investment income after expense
 reimbursement/recoupment(3)(4)                                %       0.76      0.62      1.96      2.46       2.89       2.61
 Portfolio turnover rate                                       %        216       302       129       145         76        173


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


 + Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 8.76% for Class A, there was no effect on Class B, and 7.95% for Class C.


 68      ING Equity and Bond Fund

<EP,5>ING REAL ESTATE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. For the period ended May 31, 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                 CLASS A
                                                                     -------------------------------
                                                                        YEAR ENDED      DECEMBER 20,
                                                                         MAY 31,         2002(1) TO
                                                                     ----------------     MAY 31,
                                                                      2005      2004        2003
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      12.76     11.06      10.06
 Income (loss) from investment operations:
 Net investment income                                         $       0.47*     0.57       0.16
 Net realized and unrealized gain on investments               $       3.04      2.29       1.04
 Total from investment operations                              $       3.51      2.86       1.20
 Less distributions from:
 Net investment income                                         $       0.50      0.65       0.20
 Net realized gain from investments                            $       0.95      0.51         --
 Total distributions                                           $       1.45      1.16       0.20
 Net asset value, end of period                                $      14.82     12.76      11.06
 TOTAL RETURN(2)                                               %      28.51     26.79      12.06
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     57,799    16,569        982
 Ratio to average net assets:
 Net expenses after expense reimbursement/recoupment and
 brokerage commission recapture(3)(4)                          %       1.15      1.27       1.45
 Net expenses after expense reimbursement/recoupment and
 paid to brokerage commission recapture(3)(4)                  %       1.23      1.31       1.45
 Gross expenses prior to expense reimbursement and brokerage
 commission recapture(3)                                       %       1.15      1.37       1.53
 Net investment income after expense
 reimbursement/recoupment and brokerage commission
 recapture(3)(4)                                               %       3.34      4.84       0.01
 Portfolio turnover rate                                       %         91       132         62



                                                                                 CLASS B
                                                                     -------------------------------
                                                                        YEAR ENDED      NOVEMBER 20,
                                                                         MAY 31,         2002(1) TO
                                                                     ----------------     MAY 31,
                                                                      2005      2004        2003
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      12.78     11.10      10.00
 Income (loss) from investment operations:
 Net investment income                                         $       0.37*     0.45       0.12
 Net realized and unrealized gain on investments               $       3.05      2.32       1.15
 Total from investment operations                              $       3.42      2.77       1.27
 Less distributions from:
 Net investment income                                         $       0.40      0.58       0.17
 Net realized gain from investments                            $       0.95      0.51         --
 Total distributions                                           $       1.35      1.09       0.17
 Net asset value, end of period                                $      14.85     12.78      11.10
 TOTAL RETURN(2)                                               %      27.62     25.81      12.77
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      3,484     1,990        149
 Ratio to average net assets:
 Net expenses after expense reimbursement/recoupment and
 brokerage commission recapture(3)(4)                          %       1.90      2.02       2.20
 Net expenses after expense reimbursement/recoupment and
 prior to brokerage commission recapture(3)(4)                 %       1.98      2.06       2.20
 Gross expenses prior to expense reimbursement and brokerage
 commission recapture(3)                                       %       1.90      2.12       2.30
 Net investment income after expense
 reimbursement/recoupment and brokerage commission
 recapture(3)(4)                                               %       2.64      3.28       1.91
 Portfolio turnover rate                                       %         91       132         62


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Real Estate Fund       69

ING REAL ESTATE FUND -- (CONTINUED)                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                CLASS C
                                                                     -----------------------------
                                                                       YEAR ENDED      JANUARY 17,
                                                                        MAY 31,        2003(1) TO
                                                                     --------------      MAY 31,
                                                                     2005     2004        2003
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     13.11    11.37        9.96
 Income (loss) from investment operations:
 Net investment income (loss)                                  $      0.38*    0.43       (0.01)*
 Net realized and unrealized gain on investments               $      3.13     2.40        1.50
 Total from investment operations                              $      3.51     2.83        1.49
 Less distributions from:
 Net investment income                                         $      0.39     0.58        0.08
 Net realized gain from investments                            $      0.95     0.51          --
 Total distributions                                           $      1.34     1.09        0.08
 Net asset value, end of period                                $     15.28    13.11       11.37
 TOTAL RETURN(2)                                               %     27.57    25.75       15.03
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     2,720    2,708         157
 Ratio to average net assets:
 Net expenses after expense reimbursement/recoupment and
 brokerage commission recapture(3)(4)                          %      1.90     2.02        2.20
 Net expenses after expense reimbursement/recoupment and
 prior to brokerage commission recapture(3)(4)                 %      1.98     2.06        2.20
 Gross expenses prior to expense reimbursement and brokerage
 commission recapture(3)                                       %      1.90     2.12        2.30
 Net investment income (loss) after expense
 reimbursement/recoupment and brokerage commission
 recapture(3)(4)                                               %      2.65     3.54       (1.62)
 Portfolio turnover rate                                       %        91      132          62


--------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

 70      ING Real Estate Fund

<EP,5>ING DISCIPLINED LARGECAP FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the years ended May 31, 2005, 2004, 2003, and 2002 and the seven-month period ended May 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to May 31, 2001 the financial information was audited by other independent auditors.


                                                                                              CLASS A
                                                                   --------------------------------------------------------------
                                                                                                       SEVEN MONTHS      YEAR
                                                                          YEAR ENDED MAY 31,              ENDED          ENDED
                                                                   ---------------------------------     MAY 31,      OCTOBER 31,
                                                                    2005     2004     2003     2002      2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     8.82     7.61     8.43     9.87       11.17         11.14
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.06     0.01     0.03     0.03       (0.01)           --
 Net realized and unrealized gain (loss) on investments        $     0.80     1.20    (0.85)   (1.47)      (1.29)         0.18
 Total from investment operations                              $     0.86     1.21    (0.82)   (1.44)      (1.30)         0.18
 Less distributions from:
 Net realized gain from investments                            $       --       --       --       --          --          0.15
 Total distributions                                           $       --       --       --       --          --          0.15
 Net asset value, end of period                                $     9.68     8.82     7.61     8.43        9.87         11.17
 TOTAL RETURN(2)                                               %     9.75    15.90    (9.73)  (14.59)     (11.64)         1.55
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $    5,173    5,362    7,205    9,883      12,748        23,571
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)                   %     1.40     1.53     1.54     1.33        1.45          1.37
 Gross expenses prior to expense reimbursement(3)              %     1.42     1.53     1.54     1.33        1.45          1.37
 Net investment income (loss) after expense reimbursement(3)   %     0.60     0.11     0.32     0.12       (0.13)         0.01
 Portfolio turnover rate                                       %      154      200      106      149          26            57



                                                                                              CLASS B
                                                                   --------------------------------------------------------------
                                                                                                       SEVEN MONTHS      YEAR
                                                                          YEAR ENDED MAY 31,              ENDED          ENDED
                                                                   ---------------------------------     MAY 31,      OCTOBER 31,
                                                                    2005     2004     2003     2002      2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     8.49     7.37     8.23    9.70        11.04         11.09
 Income (loss) from investment operations:
 Net investment loss                                           $    (0.01)   (0.05)   (0.03)  (0.07)       (0.05)        (0.08)
 Net realized and unrealized gain (loss) on investments        $     0.77     1.17    (0.83)  (1.40)       (1.29)         0.18
 Total from investment operations                              $     0.76     1.12    (0.86)  (1.47)       (1.34)         0.10
 Less distributions from:
 Net realized gain from investments                            $       --       --       --      --           --          0.15
 Total distributions                                           $       --       --       --      --           --          0.15
 Net asset value, end of period                                $     9.25     8.49     7.37    8.23         9.70         11.04
 TOTAL RETURN(2)                                               %     8.95    15.20    10.45   (15.15)     (12.14)         0.83
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $   28,635   32,848   34,358   53,185      76,726        94,028
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)                   %     2.12     2.23     2.24    2.03         2.15          2.07
 Gross expenses prior to expense reimbursement(3)              %     2.12     2.23     2.24    2.03         2.15          2.07
 Net investment loss after expense reimbursement(3)            %    (0.11)   (0.59)   (0.43)  (0.58)       (0.83)        (0.70)
 Portfolio turnover rate                                       %      154      200      106     149           26            57


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Disciplined LargeCap Fund       71

ING DISCIPLINED LARGECAP FUND -- (CONTINUED)                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                              CLASS C
                                                                   --------------------------------------------------------------
                                                                                                       SEVEN MONTHS      YEAR
                                                                          YEAR ENDED MAY 31,              ENDED          ENDED
                                                                   ---------------------------------     MAY 31,      OCTOBER 31,
                                                                    2005     2004     2003     2002      2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     8.49     7.37     8.23    9.70        11.05         11.09
 Income (loss) from investment operations:
 Net investment income (loss)                                  $    (0.01)   (0.06)   (0.04)  (0.09)       (0.05)        (0.08)
 Net realized and unrealized gain (loss) on investments        $     0.77     1.18    (0.82)  (1.38)       (1.30)         0.19
 Total from investment operations                              $     0.76     1.12    (0.86)  (1.47)       (1.35)         0.11
 Less distributions from:
 Net realized gain from investments                            $       --       --       --      --           --          0.15
 Total distributions                                           $       --       --       --      --           --          0.15
 Net asset value, end of period                                $     9.25     8.49     7.37    8.23         9.70         11.05
 TOTAL RETURN(2)                                               %     8.95    15.20   (10.45)  (15.15)     (12.12)         0.92
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $   12,170   15,233   21,478   36,486      66,252        88,449
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)                   %     2.12     2.23     2.24    2.03         2.15          2.07
 Gross expenses prior to expense reimbursement(3)              %     2.12     2.23     2.24    2.03         2.15          2.07
 Net investment (loss) after expense reimbursement(3)          %    (0.11)   (0.59)   (0.43)  (0.58)       (0.83)        (0.70)
 Portfolio turnover rate                                       %      154      200      106     149           26            57


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.


(3) Annualized for periods less than a year.


 72      ING Disciplined LargeCap Fund

FINANCIAL HIGHLIGHTS                                    ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                                         ELEVEN MONTHS     YEAR
                                                                          YEAR ENDED MAY 31,                 ENDED        ENDED
                                                                 -------------------------------------      MAY 31,      JUNE 30,
                                                                  2005      2004      2003      2002        2001(1)        2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $     18.11     14.33     16.59     24.40        43.12        28.09
 Income (loss) from investment operations:
 Net investment loss                                         $     (0.07)    (0.10)    (0.15)    (0.18)       (0.20)       (0.22)
 Net realized and unrealized gain (loss) on investments      $      0.37      3.88     (2.11)    (7.63)      (18.05)       15.63
 Total from investment operations                            $      0.30      3.78     (2.26)    (7.81)      (18.25)       15.41
 Less distributions from:
 Net investment income                                       $      0.38        --        --      0.00*          --           --
 Net realized gain from investments                          $        --        --        --        --         0.47         0.38
 Return of capital                                           $      0.15        --        --        --           --           --
 Total distributions                                         $      0.53        --        --      0.00*        0.47         0.38
 Net asset value, end of period                              $     17.88     18.11     14.33     16.59        24.40        43.12
 TOTAL RETURN(2)                                             %      1.65     26.38    (13.62)   (31.99)      (42.67)       55.35
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $   111,208   109,858    40,941    65,642      161,824      186,261
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment and
 brokerage commission recapture(3)(4)                        %      1.43      1.42      1.60      1.58         1.47         1.36
 Net expenses after expense reimbursement recoupment and
 prior to brokerage commission recapture(3)(4)               %      1.45      1.45      1.60      1.58         1.47         1.36
 Gross expenses prior to expense reimbursement/recoupment
 and brokerage commission recapture(3)                       %      1.40      1.61      1.76      1.58         1.47         1.36
 Net investment loss after expense reimbursement and
 brokerage commission recapture(3)(4)                        %     (0.49)    (0.82)    (0.96)    (1.12)       (0.78)       (0.87)
 Portfolio turnover rate                                     %        81       142       291       536          331          139



                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                                         ELEVEN MONTHS     YEAR
                                                                          YEAR ENDED MAY 31,                 ENDED        ENDED
                                                                 -------------------------------------      MAY 31,      JUNE 30,
                                                                  2005      2004      2003      2002        2001(1)        2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $     17.57     13.99     16.30     24.14        42.94        28.15
 Income (loss) from investment operations:
 Net investment loss                                         $     (0.24)    (0.21)    (0.24)    (0.43)       (0.41)       (0.39)
 Net realized and unrealized gain (loss) on investments      $      0.41      3.79     (2.07)    (7.41)      (17.92)       15.56
 Total from investment operations                            $      0.17      3.58     (2.31)    (7.84)      (18.33)       15.17
 Less distributions from:
 Net investment income                                       $      0.26        --        --        --           --           --
 Net realized gain from investments                          $        --        --        --        --         0.47         0.38
 Return of capital                                           $      0.15        --        --        --           --           --
 Total distributions                                         $      0.41        --        --        --         0.47         0.38
 Net asset value, end of period                              $     17.33     17.57     13.99     16.30        24.14        42.94
 TOTAL RETURN(2)                                             %      0.97     25.59    (14.17)   (32.48)      (43.04)       55.37
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $   106,162   119,658    72,575   116,738      224,572      333,256
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment and
 brokerage commission recapture(3)(4)                        %      2.08      2.07      2.25      2.23         2.12         2.01
 Net expenses after expense reimbursement/recoupment
 recoupment and prior brokerage commission recapture(3)(4)   %      2.10      2.09      2.25      2.23         2.12         2.01
 Gross expenses prior to expense reimbursement/recoupment
 and brokerage commission recapture(3)                       %      2.05      2.26      2.41      2.23         2.12         2.01
 Net investment loss after expense reimbursement and
 brokerage commission recapture(3)(4)                        %     (1.13)    (1.47)    (1.61)    (1.77)       (1.43)       (1.52)
 Portfolio turnover rate                                     %        81       142       291       536          331          139


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING LargeCap Growth Fund       73

ING LARGECAP GROWTH FUND -- (CONTINUED)                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                             CLASS C
                                                                 ----------------------------------------------------------------
                                                                                                         ELEVEN MONTHS     YEAR
                                                                          YEAR ENDED MAY 31,                 ENDED        ENDED
                                                                 -------------------------------------      MAY 31,      JUNE 30,
                                                                  2005      2004      2003      2002        2001(1)        2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $     17.52     13.95     16.25     24.07        42.82        28.07
 Income (loss) from investment operations:
 Net investment loss                                         $     (0.19)    (0.22)    (0.25)    (0.48)       (0.39)       (0.35)
 Net realized and unrealized gain (loss) on investments      $      0.36      3.79     (2.05)    (7.34)      (17.89)       15.48
 Total from investment operations                            $      0.17      3.57     (2.30)    (7.82)      (18.28)       15.13
 Less distributions from:
 Net investment income                                       $      0.27                  --        --           --           --
 Net realized gain from investments                          $        --        --        --        --         0.47         0.38
 Return of capital                                           $      0.15        --        --        --           --           --
 Total distributions                                         $      0.42        --        --        --         0.47         0.38
 Net asset value, end of period                              $     17.27     17.52     13.95     16.25        24.07        42.82
 TOTAL RETURN(2)                                             %      0.92     25.59    (14.15)   (32.49)      (43.04)       54.38
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $    52,355    53,976    31,516    54,048      117,222      152,682
 Ratios to average net assets:
 Net expenses after expense reimbursement and brokerage
 commission recapture(3)(4)                                  %      2.08      2.07      2.25      2.23         2.12         2.01
 Net expenses after expense reimbursement and prior to
 brokerage commission recapture(3)(4)                        %      2.10      2.09      2.25      2.23         2.12         2.01
 Gross expenses prior to expense reimbursement and
 brokerage commission recapture(3)                           %      2.05      2.26      2.41      2.23         2.12         2.01
 Net investment loss after expense reimbursement and
 brokerage commission recapture(3)(4)                        %     (1.13)    (1.47)    (1.61)    (1.77)       (1.43)       (1.52)
 Portfolio turnover rate                                     %        81       142       291       536          331           13


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 *  Amount represents less than $0.01 per share.

 74      ING LargeCap Growth Fund

FINANCIAL HIGHLIGHTS                               ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                                       FIVE MONTHS       YEAR
                                                                         YEAR ENDED MAY 31,               ENDED         ENDED
                                                                 -----------------------------------     MAY 31,     DECEMBER 31,
                                                                  2005      2004      2003     2002      2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $      12.06     10.12    11.11    14.58      19.12          21.29
 Income (loss) from investment operations:
 Net investment loss                                        $      (0.16)    (0.06)   (0.12)   (0.17)*    (0.11)         (0.15)
 Net realized and unrealized gain (loss) on investments     $       1.10      2.00    (0.87)   (3.30)     (4.43)          0.16
 Total from investment operations                           $       0.94      1.94    (0.99)   (3.47)     (4.54)          0.01
 Less distributions from:
 Net realized gain from investments                         $         --        --       --       --         --           2.18
 Total distributions                                        $         --        --       --       --         --           2.18
 Payment by affiliate                                       $       0.01        --       --       --         --             --
 Net asset value, end of period                             $      13.01     12.06    10.12    11.11      14.58          19.12
 TOTAL RETURN(2)                                            %       7.88+    19.17    (8.91)  (23.80)    (23.74)         (0.35)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                           $    118,668   133,363   44,010   68,106     24,265         25,742
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                             %       1.64      1.59     1.50     1.77       2.06           1.66
 Gross expenses prior to expense
 reimbursement/recoupment(3)                                %       1.71      1.70     1.83     1.99       2.06           1.66
 Net investment loss after expense
 reimbursement/recoupment(3)(4)                             %      (1.15)    (1.06)   (1.15)   (1.45)     (1.52)         (0.96)
 Portfolio turnover rate                                    %         50       115      345      399        182            188



                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                                       FIVE MONTHS       YEAR
                                                                         YEAR ENDED MAY 31,               ENDED         ENDED
                                                                 -----------------------------------     MAY 31,     DECEMBER 31,
                                                                  2005      2004      2003     2002      2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $      11.59      9.80    10.83    14.30      18.79          21.12
 Income (loss) from investment operations:
 Net investment loss                                        $      (0.27)    (0.06)   (0.20)   (0.25)*    (0.14)         (0.24)
 Net realized and unrealized gain (loss) on investments     $       1.08      1.85    (0.83)   (3.22)     (4.35)          0.09
 Total from investment operations                           $       0.81      1.79    (1.03)   (3.47)     (4.49)         (0.15)
 Less distributions from:
 Net realized gain from investments                         $         --        --       --       --         --           2.18
 Total distributions                                        $         --        --       --       --         --           2.18
 Payment by affiliate                                       $       0.01        --       --       --         --             --
 Net asset value, end of period                             $      12.41     11.59     9.80    10.83      14.30          18.79
 TOTAL RETURN(2)                                            %       7.08+    18.27    (9.51)  (24.27)    (23.90)         (1.13)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                           $    139,100   191,288   43,183   69,621     28,448         35,551
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                             %       2.37      2.29     2.20     2.47       2.76           2.36
 Gross expenses prior to expense
 reimbursement/recoupment(3)                                %       2.41      2.40     2.53     2.69       2.76           2.36
 Net investment loss after expense
 reimbursement/recoupment(3)(4)                             %      (1.87)    (1.69)   (1.85)   (2.15)     (2.22)         (1.66)
 Portfolio turnover rate                                    %         50       115      345      399        182            188


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       75

ING MIDCAP OPPORTUNITIES FUND -- (CONTINUED)                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                             CLASS C
                                                                -----------------------------------------------------------------
                                                                                                       FIVE MONTHS       YEAR
                                                                         YEAR ENDED MAY 31,               ENDED         ENDED
                                                                ------------------------------------     MAY 31,     DECEMBER 31,
                                                                 2005      2004      2003     2002       2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $      11.53      9.75    10.77     14.24      18.72          21.03
 Income (loss) from investment operations:
 Net investment loss                                       $      (0.26)    (0.12)   (0.19)    (0.25)*    (0.14)         (0.24)
 Net realized and unrealized gain (loss) on investments    $       1.07      1.90    (0.83)    (3.22)     (4.34)          0.11
 Total from investment operations                          $       0.81      1.78    (1.02)    (3.47)     (4.48)         (0.13)
 Less distributions from:
 Net realized gain from investments                        $         --        --       --        --         --           2.18
 Total distributions                                       $         --        --       --        --         --           2.18
 Payment by affiliate                                      $       0.01        --       --        --         --             --
 Net asset value, end of period                            $      12.35     11.53     9.75     10.77      14.24          18.72
 TOTAL RETURN(2)                                           %       7.11+    18.26    (9.47)   (24.37)    (23.93)         (1.03)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                          $    101,261   131,461   67,730   100,888     18,901         25,939
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)            %       2.37      2.29     2.20      2.47       2.76           2.36
 Gross expenses prior to expense reimbursement(3)          %       2.41      2.40     2.53      2.69       2.76           2.36
 Net investment loss after expense reimbursement(3)(4)     %      (1.88)    (1.80)   (1.85)    (2.15)     (2.22)         (1.66)
 Portfolio turnover rate                                   %         50       115      345       399        182            188


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.


 + In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund's total return. Excluding the reimbursement, total return would have been 7.80%, 7.00%, and 7.03% for Class A, Class B, and Class C, respectively.


 76      ING MidCap Opportunities Fund

<EP,5>ING SMALLCAP OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                             CLASS A
                                                                -----------------------------------------------------------------
                                                                                                       FIVE MONTHS       YEAR
                                                                         YEAR ENDED MAY 31,               ENDED         ENDED
                                                                ------------------------------------     MAY 31,     DECEMBER 31,
                                                                 2005     2004      2003      2002       2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $    22.53     18.16     24.04     38.78       47.17         59.35
 Income (loss) from investment operations:
 Net investment loss                                        $    (0.31)*   (0.37)    (0.35)    (0.51)*     (0.23)        (0.54)
 Net realized and unrealized gain (loss) on investments     $     2.15      4.74     (5.53)   (13.24)      (8.16)        (2.74)
 Total from investment operations                           $     1.84      4.37     (5.88)   (13.75)      (8.39)        (3.28)
 Less distributions from:
 Net realized gain from investments                         $       --        --        --      0.99          --          8.90
 Total distributions                                        $       --        --        --      0.99          --          8.90
 Net asset value, end of period                             $    24.37     22.53     18.16     24.04       38.78         47.17
 TOTAL RETURN(2)                                            %     8.17     24.06+   (24.46)   (35.86)     (17.79)        (6.04)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                           $   93,821   105,890   118,570   183,810     159,641       177,286
 Ratios to average net assets:
 Net expenses after expense reimbursements(3)               %     1.63      1.74      1.88      1.81        1.69          1.45
 Gross expenses prior to expense reimbursement(3)           %     1.74      1.74      1.88      1.81        1.69          1.45
 Net investment loss after expense reimbursements(3)        %    (1.36)    (1.52)    (1.80)    (1.70)      (1.41)        (1.05)
 Portfolio turnover rate                                    %       62        60       357       427         104           134



                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                                       FIVE MONTHS       YEAR
                                                                         YEAR ENDED MAY 31,               ENDED         ENDED
                                                                 -----------------------------------     MAY 31,     DECEMBER 31,
                                                                  2005     2004     2003      2002       2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $    20.78    16.87     22.48     36.60       44.64         57.06
 Income (loss) from investment operations:
 Net investment loss                                         $    (0.44)*  (0.50)    (0.48)    (0.68)*     (0.33)        (0.96)
 Net realized and unrealized gain (loss) on investments      $     1.98     4.41     (5.13)   (12.45)      (7.71)        (2.56)
 Total from investment operations                            $     1.54     3.91     (5.61)   (13.13)      (8.04)        (3.52)
 Less distributions from:
 Net realized gain from investments                          $       --       --        --      0.99          --          8.90
 Total distributions                                         $       --       --        --      0.99          --          8.90
 Net asset value, end of period                              $    22.32    20.78     16.87     22.48       36.60         44.64
 TOTAL RETURN(2)                                             %     7.41    23.18+   (24.96)   (36.31)     (18.01)        (6.71)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                            $   43,929   77,751    85,465   154,899     206,968       266,348
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)                 %     2.35     2.44      2.58      2.51        2.39          2.15
 Gross expenses prior to expense reimbursement(3)            %     2.44     2.44      2.58      2.51        2.39          2.15
 Net investment loss after expense reimbursement(3)          %    (2.10)   (2.07)    (2.50)    (2.40)      (2.11)        (1.75)
 Portfolio turnover rate                                     %       62       60       357       427         104           134


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       77

<EP,4>ING SMALLCAP OPPORTUNITIES FUND<EP,4> -- (CONTINUED)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                        CLASS C
                                                           ------------------------------------------------------------------
                                                                                                   FIVE MONTHS       YEAR
                                                                    YEAR ENDED MAY 31,                ENDED         ENDED
                                                           -------------------------------------     MAY 31,     DECEMBER 31,
                                                            2005      2004      2003      2002       2001(1)         2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $     20.73     16.83     22.44     36.53       44.54         56.98
 Income (loss) from investment operations:
 Net investment loss                                   $     (0.44)*   (0.49)    (0.49)    (0.67)*     (0.33)        (0.97)
 Net realized and unrealized gain (loss) on
 investments                                           $      1.98      4.39     (5.12)   (12.43)      (7.68)        (2.57)
 Total from investment operations                      $      1.54      3.90     (5.61)   (13.10)      (8.01)        (3.54)
 Less distributions from:
 Net realized gain from investments                    $        --        --        --      0.99          --          8.90
 Total distributions                                   $        --        --        --      0.99          --          8.90
 Net asset value, end of period                        $     22.27     20.73     16.83     22.44       36.53         44.54
 TOTAL RETURN(2)                                       %      7.43     23.17+   (25.00)   (36.30)     (17.98)        (6.76)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                      $    43,603    57,140    63,406   119,498      78,658       104,094
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)           %      2.35      2.44      2.58      2.51        2.39          2.15
 Gross expense prior to expense reimbursement(3)       %      2.44      2.44      2.58      2.51        2.39          2.15
 Net investment loss after expense reimbursement(3)    %     (2.09)    (2.06)    (2.50)    (2.40)      (2.11)        (1.75)
 Portfolio turnover rate                               %        62        60       357       427         104           134


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.


 + Total return without the effect of reimbursement by affiliate for transaction losses would have been 23.95%, 23.12%, and 23.11% for Class A, Class B, and Class C, respectively.


 78      ING SmallCap Opportunities Fund

<EP,5>ING FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                            CLASS A
                                                                   ----------------------------------------------------------
                                                                                                   ELEVEN MONTHS      YEAR
                                                                        YEAR ENDED MAY 31,             ENDED         ENDED
                                                                   -----------------------------      MAY 31,       JUNE 30,
                                                                   2005    2004    2003    2002       2001(1)         2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $   22.03   19.24   22.11   23.36       16.42          24.38
 Income (loss) from investment operations:
 Net investment income                                         $    0.16    0.09    0.12    0.14        0.31           0.32
 Net realized and unrealized gain (loss) on investments        $    1.58    3.60   (1.78)   1.29        7.11          (5.30)
 Total from investment operations                              $    1.74    3.69   (1.66)   1.43        7.42          (4.98)
 Less distributions from:
 Net investment income                                         $    0.08    0.08    0.09    0.33        0.33           0.25
 Net realized gain from investments                            $    1.48    0.82    1.12    2.35        0.15           2.73
 Total distributions                                           $    1.56    0.90    1.21    2.68        0.48           2.98
 Net asset value, end of period                                $   22.21   22.03   19.24   22.11       23.36          16.42
 TOTAL RETURN(2)                                               %    7.97   19.57   (6.98)   7.05       46.01         (22.44)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (millions)                            $     183     193     182     231         252            210
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)                   %    1.17    1.41    1.52    1.48        1.42           1.41
 Gross expenses prior to expense reimbursement(3)              %    1.27    1.41    1.52    1.48        1.42           1.41
 Net investment income(3)                                      %    0.69    0.40    0.54    0.54        1.48           1.46
 Portfolio turnover rate                                       %      27      35      19      43          39             10



                                                                                            CLASS B
                                                                   ----------------------------------------------------------
                                                                                                   ELEVEN MONTHS      YEAR
                                                                        YEAR ENDED MAY 31,             ENDED         ENDED
                                                                   -----------------------------      MAY 31,       JUNE 30,
                                                                   2005    2004    2003    2002       2001(1)         2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $   21.79   19.12   22.03   23.28       16.35          24.21
 Income (loss) from investment operations:
 Net investment income (loss)                                  $   (0.01)  (0.08)  (0.07)  (0.04)       0.15           0.22
 Net realized and unrealized gain (loss) on investments        $    1.57    3.57   (1.72)   1.29        7.12          (5.32)
 Total from investment operations                              $    1.56    3.49   (1.79)   1.25        7.27          (5.10)
 Less distributions from:
 Net investment income                                         $      --      --      --    0.15        0.19           0.03
 Net realized gain from investments                            $    1.48    0.82    1.12    2.35        0.15           2.73
 Total distributions                                           $    1.48    0.82    1.12    2.50        0.34           2.76
 Net asset value, end of period                                $   21.87   21.79   19.12   22.03       23.28          16.35
 TOTAL RETURN(2)                                               %    7.21   18.60   (7.66)   6.22       45.01         (23.00)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (millions)                            $     107     127     127     171         183            148
 Ratio to average net assets:
 Expenses(3)                                                   %    1.92    2.16    2.27    2.23        2.17           2.16
 Net investment income (loss)(3)                               %   (0.06)  (0.36)  (0.21)  (0.21)       0.73           0.71
 Portfolio turnover rate                                       %      27      35      19      43          39             10


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                            ING Financial Services Fund       79

<EP,4>ING FINANCIAL SERVICES FUND<EP,4> -- (CONTINUED)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                    CLASS C
                                                                   ----------
                                                                   AUGUST 24,
                                                                   2004(4) TO
                                                                    MAY 31,
                                                                      2005
-----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     21.78
 Income (loss) from investment operations:
 Net investment loss                                           $      0.09
 Net realized and unrealized gain on investments               $      1.49
 Total from investment operations                              $      1.58
 Less distributions from:
 Net investment income                                         $      0.10
 Net realized gain from investments                            $      1.48
 Total distributions                                           $      1.58
 Net asset value, end of period                                $     21.78
 TOTAL RETURN(2)                                               %      7.29
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        13
 Ratios to average net assets:
 Expenses(3)                                                   %      1.92
 Net investment income after expense reimbursement(3)          %      0.12
 Portfolio turnover rate                                       %        27


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) Commencement of operations.


 80      ING Financial Services Fund

<EP,5>ING LARGECAP VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                          CLASS A
                                                                   ---------------------
                                                                    YEAR     FEBRUARY 2,
                                                                    ENDED    2004(1) TO
                                                                   MAY 31,     MAY 31,
                                                                    2005        2004
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     9.65       10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.05        0.01
 Net realized and unrealized income (loss) on investments      $     0.69       (0.36)
 Total from investment operations                              $     0.74       (0.35)
 Net investment income                                         $     0.08          --
 Net realized gains on investments                             $     0.08          --
 Total distributions                                           $     0.16          --
 Net asset value, end of period                                $    10.23        9.65
 TOTAL RETURN(2)                                               %     7.64       (3.50)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $   22,079       4,729
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %     1.45        1.35
 Gross expenses prior to expense reimbursement(3)(4)           %     1.94        4.05
 Net investment income (loss) after expense reimbursement      %     0.93        0.72
 Portfolio turnover rate                                       %       47           4



                                                                          CLASS B
                                                                   ---------------------
                                                                    YEAR     FEBRUARY 2,
                                                                    ENDED    2004(1) TO
                                                                   MAY 31,     MAY 31,
                                                                    2005        2004
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     9.63       10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $    (0.00)*     (0.00)*
 Net realized and unrealized income (loss) on investments      $     0.65       (0.37)
 Total from investment operations                              $     0.65       (0.37)
 Net investment income                                         $     0.03          --
 Net realized gains on investments                             $     0.08          --
 Total distributions                                           $     0.11          --
 Net asset value, end of period                                $    10.17        9.63
 TOTAL RETURN(2)                                               %     6.78       (3.70)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    8,447       2,601
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %     2.20        2.10
 Gross expenses prior to expense reimbursement(3)(4)           %     2.69        4.80
 Net investment income (loss) after expense reimbursement      %     0.17       (0.07)
 Portfolio turnover rate                                       %       47           4


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING LargeCap Value Fund       81

<EP,4>ING LARGECAP VALUE FUND<EP,4> -- (CONTINUED)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                          CLASS C
                                                                   ---------------------
                                                                    YEAR     FEBRUARY 3,
                                                                    ENDED    2004(1) TO
                                                                   MAY 31,     MAY 31,
                                                                    2005        2004
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     9.63        9.96
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.00*      (0.00)*
 Net realized and unrealized income (loss) on investments      $     0.65       (0.33)
 Total from investment operations                              $     0.65       (0.33)
 Net investment income                                         $     0.03          --
 Net realized gains on investments                             $     0.08          --
 Total distributions                                           $     0.11          --
 Net asset value, end of period                                $    10.17        9.63
 TOTAL RETURN(2)                                               %     6.76       (3.31)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $   11,358       3,793
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %     2.20        2.11
 Gross expenses prior to expense reimbursement(3)(4)           %     2.69        4.81
 Net investment income (loss) after expense reimbursement      %     0.17       (0.03)
 Portfolio turnover rate                                       %       47           4


--------------------------------------------------------------------------------


(1) Commencement of operations.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 * Amount is less than $0.01 per share.

 82      ING LargeCap Value Fund

FINANCIAL HIGHLIGHTS                                           ING MAGNACAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                            CLASS A
                                                               ------------------------------------------------------------------
                                                                                                       ELEVEN MONTHS      YEAR
                                                                        YEAR ENDED MAY 31,                 ENDED         ENDED
                                                               -------------------------------------      MAY 31,       JUNE 30,
                                                                2005      2004      2003      2002        2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $     10.28      8.82     10.11     13.54        15.84         17.69
 Income (loss) from investment operations:
 Net investment income                                     $      0.12      0.09      0.06      0.07         0.05          0.07
 Net realized and unrealized gain (loss) on investments    $      0.54      1.46     (1.32)    (1.53)       (0.38)        (0.08)
 Total from investment operations                          $      0.66      1.55     (1.26)    (1.46)       (0.33)        (0.01)
 Less distributions from:
 Net investment income                                     $      0.13      0.09      0.03      0.07         0.09          0.05
 Net realized gain from investments                        $        --        --        --      1.90         1.88          1.79
 Total distributions                                       $      0.13      0.09      0.03      1.97         1.97          1.84
 Net asset value, end of period                            $     10.81     10.28      8.82     10.11        13.54         15.84
 TOTAL RETURN(2)                                           %      6.48     17.64    (12.46)   (10.96)       (2.77)        (0.36)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $   293,793   311,087   156,902   211,602      277,722       303,864
 Ratios to average net assets:
 Expenses(3)                                               %      1.15      1.35      1.45      1.34         1.31          1.29
 Net investment income(3)                                  %      1.12      1.10      0.73      0.59         0.33          0.41
 Portfolio turnover rate                                   %        50        28       110        75           92            26



                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                                       ELEVEN MONTHS      YEAR
                                                                        YEAR ENDED MAY 31,                 ENDED         ENDED
                                                               -------------------------------------      MAY 31,       JUNE 30,
                                                                2005      2004      2003      2002        2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $      9.91      8.48      9.75     13.14        15.44         17.36
 Income (loss) from investment operations:
 Net investment income (loss)                              $      0.06      0.04     0.00*     (0.02)       (0.01)        (0.05)
 Net realized and unrealized gain (loss) on investments    $      0.51      1.39     (1.27)    (1.47)       (0.41)        (0.08)
 Total from investment operations                          $      0.57      1.43     (1.27)    (1.49)       (0.42)        (0.13)
 Less distributions from:
 Net investment income                                     $      0.02        --        --        --           --            --
 Net realized gain from investments                        $        --        --        --      1.90         1.88          1.79
 Total distributions                                       $      0.02        --        --      1.90         1.88          1.79
 Net asset value, end of period                            $     10.46      9.91      8.48      9.75        13.14         15.44
 TOTAL RETURN(2)                                           %      5.77     16.86    (13.03)   (11.61)       (3.40)        (1.11)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $    36,962    52,812    50,677    79,685      112,286        87,167
 Ratios to average net assets:
 Expenses(3)                                               %      1.85      2.05      2.15      2.04         2.01          1.99
 Net investment income (loss)(3)                           %      0.43      0.35      0.03     (0.11)       (0.37)        (0.29)
 Portfolio turnover rate                                   %        50        28       110        75           92            26


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       83

ING MAGNACAP FUND -- (CONTINUED)                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                             CLASS C
                                                                   ------------------------------------------------------------
                                                                                                       ELEVEN MONTHS     YEAR
                                                                          YEAR ENDED MAY 31,               ENDED        ENDED
                                                                   ---------------------------------      MAY 31,      JUNE 30,
                                                                    2005     2004     2003     2002       2001(1)        2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     9.91     8.48     9.76    13.14       15.44        17.37
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.08     0.03     0.00*   (0.01)      (0.01)       (0.10)
 Net realized and unrealized gain (loss) on investments        $     0.49     1.40    (1.28)   (1.47)      (0.41)       (0.04)
 Total from investment operations                              $     0.57     1.43    (1.28)   (1.48)      (0.42)       (0.14)
 Less distributions from:
 Net investment income                                         $     0.02       --       --       --          --           --
 Net realized gain from investments                            $       --       --       --     1.90        1.88         1.79
 Total distributions                                           $     0.02       --       --     1.90        1.88         1.79
 Net asset value, end of period                                $    10.46     9.91     8.48     9.76       13.14        15.44
 TOTAL RETURN(2)                                               %     5.77    16.86   (13.11)  (11.53)      (3.41)       (1.17)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    6,490   11,502    8,291    9,693      10,887        3,660
 Ratios to average net assets:
 Expenses(3)                                                   %     1.85     2.05     2.15     2.04        2.01         1.99
 Net investment income (loss)(3)                               %     0.43     0.36     0.03    (0.11)      (0.37)       (0.29)
 Portfolio turnover rate                                       %       50       28      110       75          92           26



                                                                                             CLASS M
                                                                   ------------------------------------------------------------
                                                                                                       ELEVEN MONTHS     YEAR
                                                                          YEAR ENDED MAY 31,               ENDED        ENDED
                                                                   ---------------------------------      MAY 31,      JUNE 30,
                                                                    2005     2004     2003     2002       2001(1)        2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $    10.16     8.68     9.96    13.36       15.64         17.51
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.09     0.08     0.03     0.02          --         (0.01)
 Net realized and unrealized gain (loss) on investments        $     0.52     1.41    (1.31)   (1.50)      (0.39)        (0.06)
 Total from investment operations                              $     0.61     1.49    (1.28)   (1.48)      (0.39)        (0.07)
 Less distributions from:
 Net investment income                                         $     0.04     0.01       --     0.02        0.01          0.01
 Net realized gain from investments                            $       --       --       --     1.90        1.88          1.79
 Total distributions                                           $     0.04     0.01       --     1.92        1.89          1.80
 Net asset value, end of period                                $    10.73    10.16     8.68     9.96       13.36         15.64
 TOTAL RETURN(2)                                               %     6.01    17.13   (12.85)  (11.30)      (3.21)        (0.71)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    4,048    5,270    7,445   12,074      17,440        13,050
 Ratios to average net assets:
 Expenses(3)                                                   %     1.60     1.80     1.90     1.79        1.76          1.74
 Net investment income (loss)(3)                               %     0.67     0.55     0.28     0.14       (0.12)        (0.04)
 Portfolio turnover rate                                       %       50       28      110       75          92            26


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

 * Amount represents less than $0.01 per share.

 84      ING MagnaCap Fund

FINANCIAL HIGHLIGHTS                                       ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                      CLASS A
                                                                     -----------------------------------------
                                                                                                   FEBRUARY 1,
                                                                         YEAR ENDED MAY 31,        2002(1) TO
                                                                     --------------------------      MAY 31,
                                                                      2005      2004      2003        2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       11.53      8.36     10.28      10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       (0.04)    (0.02)     0.00*      0.00*
 Net realized and unrealized gain (loss) on investments        $        0.41      3.19     (1.77)      0.28
 Total from investment operations                              $        0.37      3.17     (1.77)      0.28
 Less distributions from:
 Net investment income                                         $         --        --       0.04      --
 Net realized gain from investments                            $        0.88       --       0.11      --
 Total distributions                                           $        0.88       --       0.15      --
 Net asset value, end of period                                $       11.02     11.53      8.36      10.28
 TOTAL RETURN(2)                                               %        3.13     37.92    (16.94)      2.80
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     71,136    58,631    15,026    25,325
 Ratios to average net assets:
 Net expenses after reimbursement/recoupment(3)(4)             %        1.63      1.75      1.75       1.61
 Gross expenses prior to expense reimbursement/recoupment(3)   %        1.53      1.62      2.17       3.05
 Net investment income (loss) after expense
 reimbursement/recoupment(3)(4)                                %       (0.35)    (0.18)    (0.10)      0.04
 Portfolio turnover rate                                       %         79        70        72       13



                                                                                      CLASS B
                                                                     -----------------------------------------
                                                                                                   FEBRUARY 4,
                                                                         YEAR ENDED MAY 31,        2002(1) TO
                                                                     --------------------------      MAY 31,
                                                                      2005      2004      2003        2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       11.41      8.34     10.27       9.87
 Income (loss) from investment operations:
 Net investment loss                                           $       (0.12)    (0.07)    (0.06)     (0.01)
 Net realized and unrealized gain (loss) on investments        $        0.40      3.14     (1.75)      0.41
 Total from investment operations                              $        0.28      3.07     (1.81)      0.40
 Less distributions from:
 Net investment income                                         $         --        --       0.01      --
 Net realized gain from investments                            $        0.88       --       0.11      --
 Total distributions                                           $        0.88       --       0.12      --
 Net asset value, end of period                                $       10.81     11.41      8.34      10.27
 TOTAL RETURN(2)                                               %        2.35     36.81    (17.40)      4.05
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     38,071    34,856    12,205    11,656
 Ratios to average net assets:
 Net expenses after reimbursement/recoupment(3)(4)             %        2.38      2.50      2.50       2.36
 Gross expenses prior to expense reimbursement/recoupment(3)   %        2.28      2.37      2.92       3.80
 Net investment loss after expense
 reimbursement/recoupment(3)(4)                                %       (1.09)    (0.95)    (0.82)     (0.71)
 Portfolio turnover rate                                       %         79        70        72       13


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING MidCap Value Fund       85

ING MIDCAP VALUE FUND -- (CONTINUED)                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                      CLASS C
                                                                     -----------------------------------------
                                                                                                   FEBRUARY 4,
                                                                         YEAR ENDED MAY 31,        2002(1) TO
                                                                     --------------------------      MAY 31,
                                                                      2005      2004      2003        2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       11.40      8.34     10.26       9.87
 Income (loss) from investment operations:
 Net investment loss                                           $       (0.12)    (0.07)    (0.05)     (0.01)
 Net realized and unrealized gain (loss) on investments        $        0.41      3.13     (1.75)      0.40
 Total from investment operations                              $        0.29      3.06     (1.80)      0.39
 Less distributions from:
 Net investment income                                         $         --        --       0.01      --
 Net realized gain from investments                            $        0.88       --       0.11      --
 Total distributions                                           $        0.88       --       0.12      --
 Net asset value, end of period                                $       10.81     11.40      8.34      10.26
 TOTAL RETURN(2)                                               %        2.44     36.69    (17.32)      3.95
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     42,426    31,982    12,034    9,731
 Ratios to average net assets:
 Net expenses after reimbursement/recoupment(3)(4)             %        2.38      2.50      2.50       2.36
 Gross expenses prior to expense reimbursement/recoupment(3)   %        2.28      2.37      2.92       3.80
 Net investment loss after expense
 reimbursement/recoupment(3)(4)                                %       (1.09)    (0.94)    (0.81)     (0.71)
 Portfolio turnover rate                                       %         79        70        72       13


--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 * Amount represents less than $0.01 per share.

 86      ING MidCap Value Fund

FINANCIAL HIGHLIGHTS                                ING MIDCAP VALUE CHOICE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                       CLASS A        CLASS B
                                                                     -----------    -----------
                                                                     FEBRUARY 1,    FEBRUARY 1,
                                                                     2005(1) TO     2005(1) TO
                                                                       MAY 31,        MAY 31,
                                                                        2005           2005
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        10.00          10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $         0.00*         (0.01)
 Net realized and unrealized loss on investments               $        (0.03)         (0.04)
 Total from investment operations                              $        (0.03)         (0.05)
 Net asset value, end of period                                $         9.97           9.95
 TOTAL RETURN(2)                                               %        (0.30)         (0.50)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        3,598          1,107
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %         1.50           2.25
 Gross expenses prior to expense reimbursement(3)(4)           %         4.95           5.70
 Net investment income (loss) after expense
 reimbursement(3)(4)                                           %         0.23          (0.48)
 Portfolio turnover rate                                       %           10             10



                                                                       CLASS C
                                                                     -----------
                                                                     FEBRUARY 7,
                                                                     2005(1) TO
                                                                       MAY 31,
                                                                        2005
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         9.94
 Income (loss) from investment operations:
 Net investment loss                                           $        (0.00)*
 Net realized and unrealized income on investments             $         0.00*
 Total from investment operations                              $         0.00*
 Net asset value, end of period                                $         9.94
 TOTAL RETURN(2)                                               %         0.00*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        2,012
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %         2.25
 Gross expenses prior to expense reimbursement(3)              %         5.70
 Net investment loss after expense reimbursement(3)(4)         %        (0.42)
 Portfolio turnover rate                                       %           10


--------------------------------------------------------------------------------


(1) Commencement of operations.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 * Amount is less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING MidCap Value Choice Fund       87

                                                   <EP,5>ING SMALLCAP VALUE FUND
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                      CLASS A
                                                                     -----------------------------------------
                                                                                                   FEBRUARY 1,
                                                                         YEAR ENDED MAY 31,        2002(1) TO
                                                                     --------------------------      MAY 31,
                                                                      2005      2004      2003        2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      13.53      9.44     10.62       10.00
 Income (loss) from investment operations:
 Net investment loss                                           $      (0.02)    (0.05)    (0.05)      (0.01)
 Net realized and unrealized gain (loss) on investments        $       0.27      4.88     (1.00)       0.63
 Total from investment operations                              $       0.25      4.83     (1.05)       0.62
 Less distributions from:
 Net investment income                                         $         --        --      0.04          --
 Net realized gain from investments                            $       0.89      0.74      0.09          --
 Total distributions                                           $       0.89      0.74      0.13          --
 Net asset value, end of period                                $      12.89     13.53      9.44       10.62
 TOTAL RETURN(2)                                               %       1.67     52.83     (9.83)       6.20
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     79,748    45,609    12,280      18,435
 Ratios to average net assets:
 Net expenses after reimbursement/recoupment(3)(4)             %       1.66      1.75      1.75        1.62
 Gross expenses prior to expense reimbursement(3)              %       1.53      1.66      2.17        3.65
 Net investment loss after expense
 reimbursement/recoupment(3)(4)                                %      (0.20)    (0.67)    (0.54)      (0.39)
 Portfolio turnover rate                                       %         76        57        54          12



                                                                                      CLASS B
                                                                     -----------------------------------------
                                                                                                   FEBRUARY 4,
                                                                         YEAR ENDED MAY 31,        2002(1) TO
                                                                     --------------------------      MAY 31,
                                                                      2005      2004      2003        2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      13.36      9.39     10.60        9.85
 Income (loss) from investment operations:
 Net investment loss                                           $      (0.12)    (0.13)    (0.11)      (0.02)
 Net realized and unrealized gain (loss) on investments        $       0.26      4.84     (1.01)       0.77
 Total from investment operations                              $       0.14      4.71     (1.12)       0.75
 Less distributions from:
 Net investment income                                         $         --        --        --          --
 Net realized gain from investments                            $       0.89      0.74      0.09          --
 Total distributions                                           $       0.89      0.74      0.09          --
 Net asset value, end of period                                $      12.61     13.36      9.39       10.60
 TOTAL RETURN(2)                                               %       0.84     51.80    (10.53)       7.61
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     24,540    19,815     8,233       7,889
 Ratios to average net assets:
 Net expenses after reimbursement/recoupment(3)(4)             %       2.41      2.50      2.50        2.37
 Gross expenses prior to expense reimbursement(3)              %       2.28      2.41      2.92        4.40
 Net investment loss after expense
 reimbursement/recoupment(3)(4)                                %      (0.97)    (1.37)    (1.29)      (1.14)
 Portfolio turnover rate                                       %         76        57        54          12


 88      ING SmallCap Value Fund

FINANCIAL HIGHLIGHTS                      ING SMALLCAP VALUE FUND -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                      CLASS C
                                                                     ------------------------------------------
                                                                                                    FEBRUARY 7,
                                                                         YEAR ENDED MAY 31,         2002(1) TO
                                                                     ---------------------------      MAY 31,
                                                                      2005      2004      2003         2002
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      13.35      9.38      10.60        9.76
 Income (loss) from investment operations:
 Net investment loss                                           $      (0.11)    (0.12)     (0.10)      (0.01)
 Net realized and unrealized gain (loss) on investments        $       0.25      4.83      (1.02)       0.85
 Total from investment operations                              $       0.14      4.71      (1.12)       0.84
 Less distributions from:
 Net investment income                                         $         --        --       0.01          --
 Net realized gain from investments                            $       0.89      0.74       0.09          --
 Total distributions                                           $       0.89      0.74       0.10          --
 Net asset value, end of period                                $      12.60     13.35       9.38       10.60
 TOTAL RETURN(2)                                               %       0.84     51.86     (10.55)       8.61
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     42,276    28,906     11,241       8,468
 Ratios to average net assets:
 Net expenses after reimbursement/recoupment(3)(4)             %       2.41      2.50       2.50        2.37
 Gross expenses prior to expense reimbursement(3)              %       2.28      2.41       2.92        4.40
 Net investment loss after expense
 reimbursement/recoupment(3)(4)                                %      (0.96)    (1.35)     (1.28)      (1.14)
 Portfolio turnover rate                                       %         76        57         54          12


--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING SmallCap Value Fund       89

FINANCIAL HIGHLIGHTS
<EP,5>ING SMALLCAP VALUE CHOICE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                     CLASS A        CLASS B
                                                                   -----------    -----------
                                                                   FEBRUARY 1,    FEBRUARY 1,
                                                                   2005(1) TO     2005(1) TO
                                                                     MAY 31,        MAY 31,
                                                                      2005           2005
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      10.00          10.00
 Loss from investment operations:
 Net investment loss                                           $      (0.00)*        (0.01)
 Net realized and unrealized loss on investments               $      (0.43)         (0.44)
 Total from investment operations                              $      (0.43)         (0.45)
 Net asset value, end of period                                $       9.57           9.55
 TOTAL RETURN(2)                                               %      (4.30)         (4.50)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      3,976            591
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %       1.50           2.25
 Gross expenses prior to expense reimbursement(3)(4)           %       4.73           5.48
 Net investment loss after expense reimbursement(3)(4)         %      (0.18)         (0.93)
 Portfolio turnover rate                                       %         14             14



                                                                     CLASS C
                                                                   -----------
                                                                   FEBRUARY 2,
                                                                   2005(1) TO
                                                                     MAY 31,
                                                                      2005
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      10.05
 Loss from investment operations:
 Net investment loss                                           $      (0.01)
 Net realized and unrealized loss on investments               $      (0.48)
 Total from investment operations                              $      (0.49)
 Net asset value, end of period                                $       9.56
 TOTAL RETURN(2)                                               %      (4.88)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      1,517
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %       2.25
 Gross expenses prior to expense reimbursement(3)              %       5.48
 Net investment loss after expense reimbursement(3)(4)         %      (0.91)
 Portfolio turnover rate                                       %         14


--------------------------------------------------------------------------------


(1) Commencement of operations.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


 * Amount is less than $0.01 or $(0.01) per share.


 90      ING SmallCap Value Choice Fund

In addition to the Funds offered in this prospectus, the Distributor also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Equity Income Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING Small Company Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUND
ING Value Opportunity Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

GLOBAL EQUITY FUNDS
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

LOAN PARTICIPATION FUND
ING Senior Income Fund

MONEY MARKET FUNDS
ING Aeltus Money Market Fund
ING Classic Money Market Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION
YOU'LL FIND MORE INFORMATION ABOUT THE
FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS



In the Funds' annual/semi-annual report, you will find a discussion of the recent market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
("SAI")

The SAI contains more detailed
information about the Funds. The SAI is
legally part of this Prospectus (it is
incorporated by reference). A copy has
been filed with the SEC.


Please write, call or visit our website
for a free copy of the current annual/
semi-annual shareholder reports, the SAI or other Fund information.


To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090.
Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.

Washington, D.C. 20549


or at the e-mail address:
PUBLICINFO@SEC.GOV

Or obtain the information at no cost by
visiting the SEC's Internet website at
WWW.SEC.GOV.

When contacting the SEC, you will want to refer to the Funds' SEC file numbers. The file numbers are as follows:

ING Equity
Trust                              811-8817
  ING Convertible Fund
  ING Equity and Bond Fund
  ING Real Estate Fund
  ING Disciplined LargeCap Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING SmallCap Opportunities Fund
  ING Financial Services Fund
  ING LargeCap Value Fund
  ING MidCap Value Fund
  ING MidCap Value Choice Fund
  ING SmallCap Value Fund
  ING SmallCap Value Choice Fund
ING Investment Funds, Inc.                     811-1939
  ING MagnaCap Fund


(ING FUNDS LOGO)                                 PRPRO-UDEABCM     (0905-093005)

                                                          PROSPECTUS

                             Prospectus



                             SEPTEMBER 30, 2005



                             Class I
                             DOMESTIC EQUITY AND INCOME FUND
                             - ING Real Estate Fund



                             DOMESTIC EQUITY GROWTH FUNDS
                             - ING Disciplined LargeCap Fund
                             - ING LargeCap Growth Fund
                             - ING MidCap Opportunities Fund
                             - ING SmallCap Opportunities Fund



                             DOMESTIC EQUITY VALUE FUNDS
                             - ING LargeCap Value Fund
                             - ING MagnaCap Fund
                             - ING MidCap Value Fund
                             - ING MidCap Value Choice Fund
                             - ING SmallCap Value Fund
                             - ING SmallCap Value Choice Fund

       This Prospectus contains important
       information about investing in
       Class I shares of certain ING
       Funds. You should read it
       carefully before you invest, and
       keep it for future reference.
       Please note that your investment:
       is not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation ("FDIC"), the Federal
       Reserve Board or any other
       government agency and is affected
       by market fluctuations. There is
       no guarantee that the Funds will
       achieve their investment
       objectives. As with all mutual
       funds, the U.S. Securities and
       Exchange Commission ("SEC") has
       not approved or disapproved these
       securities nor has the SEC judged
       whether the information in this
       Prospectus is accurate or
       adequate. Any representation to
       the contrary is a criminal
       offense.
                                                          (ING FUNDS LOGO)

(CAPITAL PHOTO)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         INVESTMENT
         OBJECTIVE



[COMPASS GRAPHIC]
         PRINCIPAL
         INVESTMENT
         STRATEGIES



[SCALE GRAPHIC]
         RISKS



These pages contain a description of each of our Funds included in this Prospectus, including each Fund's investment objective, principal investment strategies and risks.

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED




You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).

[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.


    INTRODUCTION TO THE FUNDS                                1
    FUNDS AT A GLANCE                                        2
    DOMESTIC EQUITY AND INCOME FUND
    ING Real Estate Fund                                     4
    DOMESTIC EQUITY GROWTH FUNDS
    ING Disciplined LargeCap Fund                            6
    ING LargeCap Growth Fund                                 8
    ING MidCap Opportunities Fund                           10
    ING SmallCap Opportunities Fund                         12
    DOMESTIC EQUITY VALUE FUNDS
    ING LargeCap Value Fund                                 14
    ING MagnaCap Fund                                       16
    ING MidCap Value Fund                                   18
    ING MidCap Value Choice Fund                            20
    ING SmallCap Value Fund                                 22
    ING SmallCap Value Choice Fund                          24


    WHAT YOU PAY TO INVEST                                  26
    SHAREHOLDER GUIDE                                       28
    MANAGEMENT OF THE FUNDS                                 34
    MORE INFORMATION ABOUT RISKS                            43
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      47
    FINANCIAL HIGHLIGHTS                                    49
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY AND INCOME FUND

  ING's Domestic Equity and Income Fund seeks income and growth of capital.

  This Fund may be a suitable investment if you:

  - want both regular income and the potential for capital appreciation; and
  - are looking for growth potential, but do not feel comfortable with the level of risk associated with the Domestic Equity Growth or Domestic Equity Value Funds.

DOMESTIC EQUITY GROWTH FUNDS

  ING's Domestic Equity Growth Funds seek long-term growth.

  They may be suitable investments if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE FUNDS

  ING's Domestic Equity Value Funds seek capital appreciation.

  They may be suitable investments if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for the potential for long-term capital appreciation.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Introduction to the Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, principal investment strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
DOMESTIC          ING Real Estate Fund                                   Total return
EQUITY AND        Adviser: ING Investments, LLC
INCOME FUND       Sub-Adviser: ING Clarion Real Estate Securities
                  L.P.

DOMESTIC          ING Disciplined LargeCap Fund                          Capital appreciation
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: ING Investment Management Co.

                  ING LargeCap Growth Fund                               Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Wellington Management Company, LLP

                  ING MidCap Opportunities Fund                          Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.

                  ING SmallCap Opportunities Fund                        Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.

DOMESTIC          ING LargeCap Value Fund                                Long-term capital appreciation
EQUITY VALUE      Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Brandes Investment Partners, L.P.

                  ING MagnaCap Fund                                      Growth of capital, with
                  Adviser: ING Investments, LLC                          dividend income as a secondary
                  Sub-Adviser: ING Investment Management Co.             consideration

                  ING MidCap Value Fund                                  Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, L.P.

                  ING MidCap Value Choice Fund                           Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: NWQ Investment Management Company,
                  LLC

                  ING SmallCap Value Fund                                Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, L.P.

                  ING SmallCap Value Choice Fund                         Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: NWQ Investment Management Company,
                  LLC

 2     Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Common and preferred stocks of U.S. real estate           Price volatility and other risks that accompany an
investment trusts ("REITs") and real estate               investment in real estate equities and volatility due to
companies.                                                non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real
                                                          estate.

Equity securities of large companies included in          Price volatility and other risks that accompany an
the Standard & Poor's 500 Composite Stock Price           investment in equity securities.
Index.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth-oriented equity securities.

Equity securities of mid-sized U.S. companies             Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          mid-sized companies. Particularly sensitive to price swings during periods of economic uncertainty.

Equity securities of smaller, lesser-known U.S.           Price volatility and other risks that accompany an
companies believed to have growth potential.              investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.

Equity securities of U.S. issuers with market             Price volatility and other risks that accompany an
capitalizations of $5 billion or more believed to         investment in equity securities of large-sized companies.
be priced below their long-term value.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued compared to the overall stock           investment in equity securities.
market.

Equity securities of U.S. issuers with market             Price volatility and other risks that accompany an
capitalizations between $1 billion and $6 billion         investment in equity securities of mid-sized companies.
believed to be priced below their long-term value.

Equity securities of mid-sized companies included         Price volatility, illiquidity and other risks that accompany
in the Russell Midcap(R) Index or the Standard &          an investment in equity securities of mid-sized companies.
Poor's MidCap 400 Index.

Equity securities of U.S. issuers with market             Price volatility and other risks that accompany an
capitalizations of $1.5 billion or less believed to       investment in equity securities of small-sized companies.
be priced below their long-term value.

Equity securities of small-sized companies included       Price volatility, illiquidity and other risks that accompany
in the Russell 2000(R) Index or the Standard &            an investment in equity securities of small-sized companies.
Poor's SmallCap 600 Index.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                         ING Clarion Real Estate
ING REAL ESTATE FUND                                             Securities L.P.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


[TARGET GRAPHIC]


This Fund seeks total return consisting of long-term capital appreciation and current income.



PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts ("REITs") and real estate companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

For this Fund, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be "principally engaged" in the real estate industry if: (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate; or
(ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, and companies with substantial real estate holdings.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria.

The Fund's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The Sub-Adviser may invest in companies with any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalizations of less than $100 million at the time of purchase.

The Fund may invest in initial public offerings.


The Fund is non-diversified which means it may invest a significant portion of assets in a single issuer.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies because they typically have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor securities in industries to which the Fund is not exposed, or may not favor equities at all.

REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

MANAGER RISK -- the Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market.


NON-DIVERSIFICATION STATUS -- the Fund is classified as a "non-diversified" investment company under the 1940 Act. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.


CONCENTRATION -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly public companies may decline shortly after the initial public offering. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than other investments and securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 4      ING Real Estate Fund

                                                            ING REAL ESTATE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   25.32   (17.75)  (2.55)    32.27    7.42     4.33     36.58    33.60

(1) These figures are for the year ended December 31 of each year.

(2) The figures provide performance information for Class I shares of the Fund. Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI.
(3) Prior to November 4, 2002, ING Clarion Real Estate Securities L.P. served as the investment adviser rather than the Sub-Adviser to the Fund.


            Best and worst quarterly performance during this period:

4th quarter 2004:   18.24%
3rd quarter 1998:  (12.77)%


   The Fund's Class I shares' year-to-date total return as of June 30, 2005:

                                     4.80%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Morgan Stanley Capital International U.S. REIT Index ("MSCI U.S. REIT Index") and the Dow Jones Wilshire Real Estate Securities Index ("DJW Real Estate Securities Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
CLASS I RETURN BEFORE TAXES                                     %  33.60     22.00            13.29
Class I Return After Taxes on Distributions                     %  33.07     19.48            10.90
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  22.51     17.87            10.14
MSCI U.S. REIT Index (reflects no deduction for fees,
  expenses or taxes)(2)                                         %  31.49     21.67            12.18(3)
DJW Real Estate Securities Index (reflects no deduction for
  fees, expenses or taxes)(4)                                   %  34.81     22.32            12.81(3)


(1) Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI. Class I shares of the predecessor investment company commenced operations on December 31, 1996.

(2) The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The Index represents approximately 85% of the U.S. REIT market. The MSCI U.S. REIT Index more closely tracks the types of securities in which the Fund invests than the DJW Real Estate Securities Index.

(3) The Index returns for Class I shares are for the period beginning January 1, 1997.

(4) The DJW Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Real Estate Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING DISCIPLINED LARGECAP FUND                      ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its total assets in common stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. stock markets and selected by Standard & Poor's Corporation.


In managing the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the S&P 500 Index that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. The market capitalization of stocks included in the S&P 500 Index will change with market conditions. The market capitalization of companies in the S&P 500 Index as of June 30, 2005, ranged from $540.1 million to $367.5 billion. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. The Sub-Adviser expects that there will be a correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield), which approximate those of the S&P 500 Index.


The Fund may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index futures and or options on futures of the S&P 500 Index).


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Sub-Adviser tries to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities or small company securities, or may not favor equities at all.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether. There is no guarantee that the investment decisions of the Sub-Adviser will lead to favorable results.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 6      ING Disciplined LargeCap Fund

                                                   ING DISCIPLINED LARGECAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     18.99   (11.83)  (12.07)  (22.06)   25.07    12.05

(1) These figures are for the year ended December 31 of each year.

(2) Prior to August 1, 2001, the Fund was managed by a different sub-adviser.

(3) Effective June 1, 2003, the Fund changed its name from ING Research Enhanced Index Fund to ING Disciplined LargeCap Fund.

            Best and worst quarterly performance during this period:

                           2nd quarter 2003:  14.16%


                           3rd quarter 2002: (17.48)%

   The Fund's Class I shares' year-to-date total return as of June 30, 2005:

                                    (0.30)%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                                        10 YEARS
                                                                   1 YEAR         5 YEARS         (OR LIFE OF CLASS)(1)
CLASS I RETURN BEFORE TAXES                                     %  12.05           (3.27)                  0.13
Class I Return After Taxes on Distributions                     %  12.05           (3.27)                  0.05
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   7.83           (2.75)                  0.06
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  10.88           (2.30)                  1.25(3)


(1) Class I shares commenced operations on December 30, 1998.

(2) The S&P 500 index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The Index return for Class I shares is for the period beginning January 1, 1999.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Disciplined LargeCap Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                  Wellington Management Company,
ING LARGECAP GROWTH FUND                                                     LLP
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its assets in equity securities of large U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


The Fund invests in the stocks of successful, large, growing companies. For this Fund, large companies are those with market capitalizations that fall within the range of companies in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Capitalization of companies in the S&P 500 Index will change with market conditions. The market capitalization of companies in the S&P 500 Index as of June 30, 2005 ranged from $540.1 million to $367.5 billion.


The Fund's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. This fundamental research is then combined with a rigorous price discipline that ranks securities by relative valuation.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.



The Fund may invest up to 20% of its assets in securities of foreign issuers, non-U.S. dollar denominated securities and, to the extent permitted by the 1940 Act, in other investment companies, including exchange-traded funds.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities or small company securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 8      ING LargeCap Growth Fund

                                                        ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            59.45    96.41   (19.12)  (38.42)  (36.41)   34.75    12.72


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges for Class A shares and would be lower for Class A shares if they did.


(2) The figures shown for 2004 and 2003 provide performance for Class I shares of the Fund and the figures shown for prior years provide performance information for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

(3) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was managed by a different sub-adviser. The Fund was directly managed by ING Investments, LLC from October 1, 2000 to June 2, 2003. Wellington Management Company, LLP became the Sub-Adviser to the Fund on June 2, 2003.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  45.04%


                           1st quarter 2001: (27.94)%

   The Fund's Class I shares' year-to-date total return as of June 30, 2005:

                                    (1.74)%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Russell 1000(R) Growth Index and the Russell 1000(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class I only. After-tax returns for other classes will vary.


                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
CLASS I RETURN BEFORE TAXES                                     %  12.72             (2.31)                   N/A
Class I Return After Taxes on Distributions                     %  11.73             (2.60)                   N/A
Class I Return After Taxes on Distributions and Sale of Fund
 Shares                                                         %   8.50             (2.09)                   N/A
Russell 1000(R) Growth Index (reflects no deduction for
 fees, expenses or taxes)(2)                                    %   6.30             (0.18)(3)                N/A
Russell 1000(R) Index (reflects no deduction for fees,
 expenses or taxes)(4)                                          %  11.40              4.27(3)                 N/A
CLASS A RETURN BEFORE TAXES(5)                                  %   5.71            (14.80)                  5.69
Russell 1000(R) Growth Index (reflects no deduction for
 fees, expenses or taxes)(2)                                    %   6.30             (9.29)                  1.75(6)
Russell 1000(R) Index (reflects no deduction for fees,
 expenses or taxes)(4)                                          %  11.40             (1.76)                  5.19(6)


(1) Class A shares commenced operations on July 21, 1997. Class I shares commenced operations on January 8, 2002.

(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher than average price-to-book ratios and forecasted growth.

(3) The Index returns for Class I shares are for the period beginning January 1, 2002.

(4) The Russell 1000(R) Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(5) Reflects deduction of sales charge of 5.75%.

(6) The Index returns for Class A shares are for the period beginning August 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING LargeCap Growth Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING MIDCAP OPPORTUNITIES FUND                      ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Russell Midcap(R) Growth Index. Capitalization of companies in the Russell Midcap(R) Growth Index will change with market conditions. The market capitalization of companies in the Russell Midcap(R) Growth Index as of June 30, 2005 ranged from $858 million to $14.5 billion.


The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser feels have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented securities or large or small company securities, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.

MID-SIZED COMPANIES -- the stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

INABILITY TO SELL SECURITIES -- securities of mid-sized companies usually trade in lower volume and may be less liquid than other investments and securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 10      ING MidCap Opportunities Fund

                                                   ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                    103.19    0.08    (36.81)  (27.61)   37.91    10.95

       (1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  45.04%


                           3rd quarter 2001: (30.43)%

   The Fund's Class I shares' year-to-date total return as of June 30, 2005:

                                     0.37%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Russell Midcap(R) Growth Index and the Russell Midcap(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                        10 YEARS
                                                                                        (OR LIFE
                                                                   1 YEAR   5 YEARS   OF CLASS)(1)
CLASS I RETURN BEFORE TAXES                                     %  10.95    (6.87)       10.13
Class I Return After Taxes on Distributions                     %  10.95    (7.43)        8.26
Class I Return After Taxes on Distributions and Sale of Fund    %
  Shares                                                            7.12    (5.88)        7.85
Russell Midcap(R) Growth Index (reflects no deduction for       %
  fees, expenses or taxes)(2)                                      15.48    (3.36)        9.09(3)
Russell Midcap(R) Index (reflects no deduction for fees,        %
  expenses or taxes)(4)                                            20.22    (7.59)       12.84(3)


(1) Class I shares commenced operations on August 20, 1998.


(2) The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap(R) Index with relatively higher price-to-book ratio and higher forecasted growth values.


(3) The Index returns for Class I shares are for the period beginning September 1, 1998.


(4) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALLCAP OPPORTUNITIES FUND                    ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000(R) Growth Index, which is an index that measures the performance of small growth companies. Capitalization of companies in the Russell 2000(R) Growth Index will change with market conditions. The market capitalization of companies in the Russell 2000(R) Growth Index as of June 30, 2005 ranged from $68 million to $3.2 billion.


The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING Small Company Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING Small Company Fund, contact a Shareholder Services Representative at 1-800-992-0180.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented securities or large company securities, or may not favor equities at all.

SMALL-SIZED COMPANIES -- stocks of smaller companies may carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small-cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 12      ING SmallCap Opportunities Fund

                                                 ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                             (5.21)   (33.91)  (45.25)   40.24    10.09

       (1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:

                           2nd quarter 2003:  19.40%


                           3rd quarter 2001: (30.21)%

   The Fund's Class I shares' year-to-date total return as of June 30, 2005:

                                     0.51%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Russell 2000(R) Growth Index and the Russell 2000(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                5 YEARS
                                                                                (OR LIFE
                                                                    1 YEAR    OF CLASS)(1)   10 YEARS
CLASS I RETURN BEFORE TAXES                                     %    10.09       (11.97)       3.07
Class I Return After Taxes on Distributions                     %    10.09       (13.03)       0.78
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %     6.56       (10.01)       1.63
Russell 2000(R) Growth Index (reflects no deduction for
  fees, expenses or taxes)(2)                                   %    14.31        (3.57)       3.42(3)
Russell 2000(R) Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         %    18.33         6.61       10.39(3)


(1) Class I shares commenced operations on April 1, 1999.

(2) The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.
(3) The Index returns for Class I shares are for the period beginning April 1, 1999.

(4) The Russell 2000(R) Index is an unmanaged index that measures the performance of securities of small companies.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING LARGECAP VALUE FUND                                                     L.P.
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of large capitalization U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment strategy.


The Sub-Adviser considers large capitalization companies as those companies with market capitalizations exceeding $5 billion at the time of purchase. The market capitalization of what the Sub-Adviser considers to be large will change with market conditions.



The Sub-Adviser applies the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value. The equity securities in which the Fund may invest include common and preferred stocks, and warrants.



The Fund may typically invest up to the greater of:



- 20% of its assets in any particular industry at the time of purchase, or



- 150% of the weighting of such industry as represented in the Standard & Poor's 500 Index at the time of purchase, as long as the Fund meets industry concentration or diversification requirements under the Investment Company Act of 1940.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities in which the Fund invests. Rather, the market could favor growth-oriented securities or small company securities, or may not favor equities at all.


VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 14      ING LargeCap Value Fund

                                                         ING LARGECAP VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since ING LargeCap Value Fund had not had a full year of operations as of December 31, 2004, there is no performance information included in this Prospectus. Please visit the Fund's website at www.ingfunds.com to obtain performance information once it is available.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING LargeCap Value Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING MAGNACAP FUND                                  ING Investment Management Co.
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks growth of capital, with dividend income as a secondary consideration.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund will provide shareholders with at least 60 day's prior notice of any change in this investment policy.


Large companies are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1000 largest companies as measured by equity market capitalization. The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions. The Sub-Adviser invests in companies which are generally included in either the Russell 1000(R) Growth Index or the Standard & Poor's 500 Composite Stock Price Index. While the market cap range for companies in these indices is far reaching, the Sub-Adviser will generally not invest in companies with a market capitalization below $1 billion.


The Fund normally invests in companies that the Sub-Adviser, using a disciplined value approach, considers to be undervalued compared to the overall stock market. Among the criteria the Sub-Adviser will consider are whether a company has increased dividends or had the financial capability to have increased dividends over the past 10 years. The Sub-Adviser also analyzes candidates for investment for some catalyst or vector of change that may lead to an increase in the share price.

The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. The fund may invest the remaining 20% of its assets in other types of securities including foreign securities and smaller companies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies which may have more stable prices than smaller companies. The Fund also may invest in small- and mid-sized companies which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversifications, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented securities or small company securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments.


CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 16      ING MagnaCap Fund

                                                               ING MAGNACAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
35.22     18.51    27.73    16.09    12.20    1.23    (14.46)  (23.82)   31.93    9.57

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges for Class A shares and would be lower for Class A shares if they did.


(2) The figure shown for 2004 provides performance for Class I shares of the Fund. The figures shown for prior years provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

(3) Effective September 30, 2003, ING MagnaCap Fund changed its investment strategies. Prior to this date, the investment strategies for the Fund were different, although attractive valuation characteristics were part of the prior strategy. In particular, under the former investment strategy, at least 80% of the Fund's assets were invested in companies that met three criteria: (1) attractive valuation characteristics; (2) a strong balance sheet; and (3) the company had increased its dividends or had the capability to have increased its dividends over the past 10 years.

            Best and worst quarterly performance during this period:

                           4th quarter 1998:  18.93%


                           3rd quarter 2002: (24.28)%

   The Fund's Class I shares' year-to-date total return as of June 30, 2005:

                                    (1.18)%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Russell 1000(R) Value Index and the Standard & Poor's Composite Stock Price Index ("S&P 500 Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class I only. After-tax returns for other classes will vary.


                                                                                      5 YEARS                10 YEARS
                                                                     1 YEAR    (OR LIFE OF CLASS)(1)    (OR LIFE OF CLASS)
CLASS I RETURN BEFORE TAXES                                     %     9.57              25.97                    N/A
Class I Return After Taxes on Distributions                     %     9.26              25.62                    N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %     6.61              22.33                    N/A
Russell 1000(R) Value Index (reflects no deduction for fees,
  expenses or taxes)(2)                                         %    16.49              29.00(3)                 N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                     %    10.88              24.19(3)                 N/A
CLASS A RETURN BEFORE TAXES(5)                                  %     2.94              (2.17)                  9.09
Russell 1000(R) Value Index (reflects no deduction for fees,
  expenses or taxes)(2)                                         %    16.49               5.27                  13.82
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                     %    10.88              (2.30)                 12.07


(1) Class I Shares commenced operations on March 4, 2003.

(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(3) The Index returns for Class I shares are for the period beginning March 1, 2003.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Reflects deduction of a sales charge of 5.75%.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING MIDCAP VALUE FUND                                                       L.P.
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment strategy.

The Sub-Adviser considers mid-sized companies to be those with market capitalizations greater than $1 billion but no greater than $6 billion at the time of purchase.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.


The equity securities in which the Fund may invest include common and preferred stocks, and warrants.


The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or


- 150% of the weighting of such industry as represented in the Russell Midcap(R) Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


THE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR THOSE SITUATIONS SET FORTH IN THE SHAREHOLDER GUIDE ON PAGE 28.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

YOU COULD LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY BE AFFECTED BY THE FOLLOWING RISKS, AMONG OTHERS:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented securities or large or small company securities, or may not favor equities at all.


VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.


MID-SIZED COMPANIES -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.


INABILITY TO SELL SECURITIES -- securities of mid-sized companies usually trade in lower volume and may be less liquid than other investments and securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 18      ING MidCap Value Fund

                                                           ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                         61.65    15.25

               (1) The figure is for the year ended December 31.

            Best and worst quarterly performance during this period:

                           2nd quarter 2003:  37.74%


                           3rd quarter 2004: (10.32)%

   The Fund's Class I shares' year-to-date total return as of June 30, 2004:

                                    (4.86)%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Russell Midcap(R) Value Index and the Russell Midcap(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                              5 YEARS
                                                                              (OR LIFE
                                                                   1 YEAR   OF CLASS)(1)   10 YEARS
CLASS I RETURN BEFORE TAXES                                     %  15.25         9.60        N/A
Class I Return After Taxes on Distributions                     %  13.33         8.56        N/A
Class I Return After Taxes on Distributions and Sale of Fund    %
  Shares                                                           10.79         7.69        N/A
Russell Midcap(R) Value Index (reflects no deduction for        %
  fees, expenses or taxes)(2)                                      23.71        13.59(3)     N/A
Russell Midcap(R) Index (reflects no deduction for fees,        %
  expenses or taxes)(4)                                            20.22        15.48(3)     N/A


(1) Class I shares commenced operations on March 4, 2002.


(2) The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.


(3) The Index returns for Class I shares are for the period beginning March 1, 2002.


(4) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING MidCap Value Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING MIDCAP VALUE CHOICE FUND              NWQ Investment Management Company, LLC
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of mid-sized companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment strategy.


For this Fund, mid-sized companies are those with market capitalizations that fall within the range of companies found in either the Russell Midcap(R) Index or the Standard & Poor's MidCap 400 Index ("S&P 400 Index"), which are indices that measure the performance of mid-sized companies. The market capitalization range will change with market conditions as the range of the companies included in the Russell Midcap(R) Index and the S&P 400 Index change. As of June 30, 2005, the smallest company in either the Russell Midcap(R) Index or the S&P 400 Index had a market capitalization of $304.5 million and the largest company had a market capitalization of $14.5 billion.


The Fund invests in equities that appear undervalued by applying a bottom-up process that considers absolute valuation and security pricing in the context of industry and market conditions. The Sub-Adviser applies a rigorous approach to identify undervalued securities that are believed to be mispriced, misperceived, under-followed and that have strong or improving business fundamentals. The research team performs extensive bottom-up research on companies and industries, focusing on qualitative factors such as management strength, shareholder orientation, barriers-to-entry, competitive advantage and catalysts for growth. A broad range of quantitative metrics are applied, including price-to-discounted cash flow, price-to-book value, price-to-sales, and price-to-free cash flow.

The equity securities in which the Fund may invest include common and preferred stocks, American depositary receipts ("ADRs") and convertible securities. The Fund may also invest in derivatives.

Portfolio risk controls include:

- Maximum position size of 5% of portfolio (at cost)

- Maximum investment in any sector of the greater of 30% of the portfolio or 5% greater than the weighting in the benchmark index

- Maximum of 35% in foreign issuers

- Maximum of 15% in any single foreign country

- Maximum of 10% in securities of emerging markets (as defined by the Morgan Stanley Capital International World Index)


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities or large or small company securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. ADRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

To the extent the Fund invests in emerging market countries, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.

VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

MID-SIZED COMPANIES -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 20      ING MidCap Value Choice Fund

                                                    ING MIDCAP VALUE CHOICE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE FUND HAS PERFORMED
                 Since ING MidCap Value Choice Fund had not commenced operations as of December 31, 2004, there is no performance information included in this Prospectus. Please visit the Fund's website at www.ingfunds.com to obtain performance information once it is available.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING MidCap Value Choice Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING SMALLCAP VALUE FUND                                                     L.P.
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment strategy.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.


The equity securities in which the Fund may invest include common and preferred stocks, and warrants.


The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or

- 150% of the weighting of such industry as represented in the Russell 2000(R) Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


THE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR THOSE SITUATIONS SET FORTH IN THE SHAREHOLDER GUIDE ON PAGE 28.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

YOU COULD LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY BE AFFECTED BY THE FOLLOWING RISKS, AMONG OTHERS:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented securities or large company securities, or may not favor equities at all.


VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.


SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small-cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.


- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 22      ING SmallCap Value Fund

                                                         ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                         58.56    19.60



         (1) The figure is for the year ended December 31 of each year.


            Best and worst quarterly performance during this period:

                            2nd quarter 2003: 32.65%


                           1st quarter 2003: (14.53)%

   The Fund's Class I shares' year-to-date total return as of June 30, 2005:

                                    (6.83)%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Russell 2000(R) Value Index and the Russell 2000(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                              5 YEARS
                                                                              (OR LIFE
                                                                   1 YEAR   OF CLASS)(1)   10 YEARS
CLASS I RETURN BEFORE TAXES                                     %  19.60        18.46        N/A
Class I Return After Taxes on Distributions                     %  18.03        17.08        N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  13.63        15.36        N/A
Russell 2000(R) Value Index (reflects no deduction for fees,
  expenses or taxes)(2)                                         %  22.25        16.76(3)     N/A
Russell 2000(R) Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         %  18.33        13.72(3)     N/A


(1) Class I shares commenced operations on March 6, 2002.

(2) The Russell 2000(R) Value Index is an unmanaged index that measures the Russell 2000 companies with lower price-to-book ratios and lower forecasting growth values.
(3) The Index returns for Class I shares are for the period beginning March 1, 2002.

(4) The Russell 2000(R) Index is an unmanaged index that measures the performance of securities of small companies.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING SmallCap Value Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALLCAP VALUE CHOICE FUND            NWQ Investment Management Company, LLC
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


PRINCIPAL INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of small-sized companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment strategy.


For this Fund, smaller-sized companies are those with market capitalizations that fall within the range of companies found in either the Russell 2000(R) Index or the Standard & Poor's SmallCap 600 Index ("S&P 600 Index"), which are indices that measure the performance of small companies. The market capitalization range will change with market conditions as the range of companies included in the Russell 2000(R) Index and S&P 600 Index change. As of June 30, 2005, the smallest company in either the Russell 2000(R) Index or the S&P 600 Index had a market capitalization of $44 million and the largest company had a market capitalization of $14.5 billion.


The Sub-Adviser uses an extensive bottom-up, analyst-driven stock selection process that seeks to provide superior returns by identifying undervalued securities. The Fund seeks to invest in undervalued companies where catalysts exist to unlock value or improve profitability. Potential catalysts include new management, improving fundamentals, renewed management focus, industry consolidation, hidden assets or company restructuring. The performance of each company is typically based upon its own specific merits or catalysts, rather than general market movements or industry strength.

The equity securities in which the Fund may invest include common and preferred stocks, ADRs and convertible securities. The Fund may also invest in derivatives.

Portfolio risk controls include:

- Maximum position size of 5.00% of portfolio (at cost)

- Maximum investment in any sector of the greater of 30% of the portfolio or 5% greater than the weighting in the benchmark index

- Maximum of 35% in foreign issuers

- Maximum of 15% in any single foreign country


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities or large company securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. ADRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small-cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 24      ING SmallCap Value Choice Fund

                                                  ING SMALLCAP VALUE CHOICE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE FUND HAS PERFORMED

                 Since ING SmallCap Value Choice Fund had not commenced operations as of December 31, 2004, there is no performance information included in this Prospectus. Please visit the Fund's website at www.ingfunds.com to obtain performance information once it is available.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING SmallCap Value Choice Fund       25

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The table that follows shows the fees and expenses for Class I shares of the Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS I


                                              DISTRIBUTION                           TOTAL
                                               AND SERVICE                           FUND            WAIVERS,
                               MANAGEMENT        (12B-1)             OTHER         OPERATING      REIMBURSEMENTS          NET
FUND                              FEES            FEES             EXPENSES        EXPENSES      AND RECOUPMENT(2)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Real Estate         %        0.70             --                0.20(3)         0.90               0.08             0.98(4)
 ING Disciplined
  LargeCap               %        0.70             --                0.34(3)         1.04                 --             1.04
 ING LargeCap Growth     %        0.75             --                0.19(3)         0.94               0.05             0.99(4)
 ING MidCap
  Opportunities          %        1.00             --                0.27(3)         1.27                 --             1.27
 ING SmallCap
  Opportunities          %        0.95             --                0.33(3)         1.28                 --             1.28
 ING LargeCap Value      %        0.90             --                0.75(3)         1.65              (0.49)            1.16
 ING MagnaCap            %        0.73             --                0.07            0.80                 --             0.80
 ING MidCap Value        %        1.00             --                0.26(3)         1.26               0.10             1.36
 ING MidCap Value
  Choice                 %        1.00             --                0.55            1.55              (0.30)            1.25
 ING SmallCap Value      %        1.00             --                0.22(3)         1.22               0.13             1.35
 ING SmallCap Value
  Choice                 %        1.00             --                0.55            1.55              (0.30)            1.25


--------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for Class I shares of each Fund as a ratio of expenses to average daily net assets. With the exception of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund these estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed. For ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, which each have not had a full year of operations, expenses are based on estimated amounts for the current fiscal year.



(2) ING Investments, LLC has entered into written expense limitation agreements with each Fund (except ING Disciplined LargeCap Fund, ING MagnaCap Fund, and ING SmallCap Opportunities Fund) under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least October 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of an expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. Effective January 1, 2005, pursuant to a side agreement, ING Investments, LLC has lowered the expense limit for ING MidCap Opportunities Fund to 1.25% for Class I shares through at least December 31, 2005. If, after December 31, 2005, ING Investments, LLC elects not to renew the side agreement, the expense limit will revert to the limitation under ING MidCap Opportunities Fund's expense limitation agreement of 1.45% for Class I shares. Finally, pursuant to a side agreement effective January 1, 2005, ING Investments, LLC has effected an expense limit for ING SmallCap Opportunities Fund of 1.25% for Class I shares and for ING Disciplined LargeCap of 1.11% for Class I shares through at least December 31, 2005. These side agreements will only renew if ING Investments, LLC elects to renew them. There is no guarantee that these side agreements will continue after that date. Any fees waived or expenses reimbursed pursuant to the side agreements shall not be eligible for recoupment.


(3) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of each Fund's average daily net assets.


(4) A portion of the brokerage commissions that ING Real Estate Fund and ING LargeCap Growth Fund paid is used to reduce the Funds' expenses. Including this reduction, the "Net Expenses" for the Funds for the fiscal year ended May 31, 2005 would have been 0.90% and 0.97% for ING Real Estate Fund and ING LargeCap Growth Fund, respectively. This arrangement may be discontinued at any time.


 26      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLE

The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 ING Real Estate(1)                                             $       92          287         498       1,108
 ING Disciplined LargeCap                                       $      106          331         574       1,271
 ING LargeCap Growth                                            $      101          305         525       1,159
 ING MidCap Opportunities(1)                                    $      129          403         697       1,534
 ING SmallCap Opportunities                                     $      130          406         702       1,545
 ING LargeCap Value(1)                                          $      118          472         851       1,913
 ING MagnaCap                                                   $       82          255         444         990
 ING MidCap Value(1)                                            $      128          400         692       1,523
 ING MidCap Value Choice                                        $      127          460         816       1,820
 ING SmallCap Value(1)                                          $      124          387         670       1,477
 ING SmallCap Value Choice                                      $      127          460         816       1,820
-----------------------------------------------------------------------------------------------------------------


(1) The Example reflects the contractual expense limits for the one-year period and the first year of the three-, five- and ten-year periods.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       27

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Groep N.V.; and (iv) ING Groep N.V. and its affiliates for purposes of corporate cash management.

Make your investment using the methods outlined in the table on the right.

More information may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Certain Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

The Funds and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000,000.

Effective December 31, 2004, ING MidCap Value Fund and ING SmallCap Value Fund (each, a "Fund" and collectively, the "Funds") were each closed to new investments except for shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected the Fund as an investment option prior to December 31, 2004; (3) by shareholders participating in mutual fund wrap fee programs who were invested in the Fund prior to December 31, 2004; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to the Fund; and (5) by employees of the Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Adviser or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. The Funds may reopen in the future.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:
- Name;
- Date of birth (for individuals);
- Physical residential address (although post office boxes are still permitted for mailing); and
- Social security number, taxpayer identification number, or other identifying number.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.

 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the ING Funds and
                    completed Account        mail them to the address
                    Application. Please      on the account
                    indicate your            statement. Remember to
                    investment               write your account
                    professional on the      number on the check.
                    New Account
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0180 and    under "Initial
                    select Option 4 to       Investment."
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to: Shareholder
                    A/C #-----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 28      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


FREQUENT TRADING -- MARKET TIMING


The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.


The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.


Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value ("NAV"), causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.


The Funds' Board of Directors/Trustees ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders of each Fund are limited to four exchanges among the ING Complex of Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with the Funds' Systematic Exchange Privilege or other automatic purchases or redemptions. Additionally, the Funds monitor the trading activity of persons or entities that have been associated with market timing historically. The Funds reserve the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.


If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.


Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.


Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.


RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       29

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $1,000,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        Method                         Procedures

 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.



 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.


 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call a Shareholder Services
                          Representative at (800) 992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.

 30      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW ING COMPENSATES INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS


ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") who is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.


Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.


The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.


The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.



The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-advisers of a Fund may contribute to non-cash compensation arrangements.



Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.


The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc; AG Edwards & Sons; Charles Schwab & Co Inc; Citigroup; Directed Services Inc; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners Inc; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co; Pershing Sweep; Primevest Financial Services Inc; Raymond James Financial Services; RBC Dain Rauscher Inc; UBS Financial Services Inc; Wachovia Securities Inc; and Wells Fargo Investments.


Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

NET ASSET VALUE

The NAV per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       31

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------


readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.


Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.


When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by a Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:


- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;


- Fixed-income securities that have gone into default and for which there are no current market value quotations; and


- Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Class I shares of a Fund for Class I shares of any other ING Fund. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. The Funds may, on 60 days' prior written notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

 32      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING


To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.


PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1.) Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until the Funds file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       33

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2005, ING Investments managed over $39.2 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fees paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                             MANAGEMENT FEES
ING Real Estate(1)                                    0.70%
ING Disciplined LargeCap                              0.70
ING LargeCap Growth                                   0.75
ING MidCap Opportunities                              1.00
ING SmallCap Opportunities                            0.95
ING LargeCap Value(2)                                 0.90
ING MagnaCap                                          0.73
ING MidCap Value                                      1.00
ING MidCap Value Choice(2)                            1.00
ING SmallCap Value                                    1.00
ING SmallCap Value Choice(2)                          1.00


(1) Prior to November 4, 2002, ING Clarion Real Estate Securities L.P. served as the investment adviser rather than the Sub-Adviser to the Fund. Effective November 4, 2002, ING Investments became the Fund's investment adviser.

(2) Because the Funds have not had a full year of operations as of the date of this Prospectus, the management fees reflect the current contract rate.


For information regarding the basis for the Board's approval of the investment advisory and sub-advisory relationships, please refer to the Funds' semi-annual shareholder report, dated November 30, 2005 and the SAI.


SUB-ADVISERS


ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. Each sub-adviser, has at least in part, been selected on the basis of their successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.


ING Investments acts as a "manager-of-managers" for ING LargeCap Value Fund, ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund (collectively, "Manager-of-Managers Funds") . ING Investments delegates to the sub-advisers of the Manager-of-Managers Funds the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-advisers of the Manager-of-Managers Funds. From time to time ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Manager-of-Managers Funds' Board. The Manager-of-Managers Funds and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Manager-of-Managers Funds' Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Manager-of-Managers Funds' shareholders. The Manager-of-Managers Funds will notify shareholders of any change in the identity of a sub-adviser of the Manager-of-Managers Funds. In this event, the names of the Manager-of-Managers Funds and their investment strategies may also change.

ING DISCIPLINED LARGECAP FUND, ING MIDCAP OPPORTUNITIES FUND, ING SMALLCAP OPPORTUNITIES FUND AND ING MAGNACAP FUND

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to ING Disciplined LargeCap Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund and ING MagnaCap Fund. ING IM is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING Investments and the Funds' Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.

As of June 30, 2005, ING IM managed over $57.57 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.

ING DISCIPLINED LARGECAP FUND

The following individuals share responsibility for the day-to-day management of Disciplined LargeCap Fund:

Hugh T.M. Whelan, Portfolio Manager, has been associated with the Fund since August 1, 2001. Mr. Whelan has been with ING IM since 1989 and is Head of Quantitative Equities. Previously, Mr. Whelan was a quantitative portfolio manager

 34      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

in ING IM's fixed income group, specializing in corporate securities.


Douglas Cote, Portfolio Manager, has managed the Fund since April 2005. Mr. Cote has been serving as a quantitative equity analyst with ING IM since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM's equity department.


ING MIDCAP OPPORTUNITIES FUND

The following individuals share responsibility for the day-to-day management of ING MidCap Opportunities Fund:

The Fund has been managed by Richard Welsh and Jeff Bianchi since July 2005. Richard Welsh, Senior Portfolio Manager, has 15 years of investment management experience. Mr. Welsh joined ING IM in 2004 from Columbus Circle Investors where he was senior investment analyst of their large-cap core and large-cap growth disciplines from 2002-2004. Prior to that, Mr. Welsh was a portfolio manager with Evergreen Funds from 1999-2001.

Jeff Bianchi, Portfolio Manager, joined ING IM in 1994 and has 11 years of investment management experience. Before assuming his current responsibilities, he provided quantitative analysis for the firm's small-capitalization equity strategies.

ING SMALLCAP OPPORTUNITIES FUND

The following individual is responsible for the day-to-day management of ING SmallCap Opportunities Fund:

The Fund has been managed by Steve Salopek since July 2005. Prior to joining ING IM in June 2005, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small cap growth assets.

ING MAGNACAP FUND

The following individual is responsible for the day-to-day management of MagnaCap Fund:


Scott Lewis, Senior Portfolio Manager, has managed the Fund since 2005. Mr. Lewis joined ING IM in May 2004 and has over 22 years of investment experience. Mr. Lewis joined ING IM from Credit Suisse Asset Management ("CSAM"), where he worked for 18 years both with CSAM and its predecessor, Warburg Pincus. Most recently, he served as managing director and portfolio manager, having previously been head of U.S. equity research.


ING REAL ESTATE FUND

ING CLARION REAL ESTATE SECURITIES L.P.

Founded in 1969, ING Clarion Real Estate Securities L.P., ("INGCRES" or "Sub-Adviser") a Delaware limited partnership, serves as the Sub-Adviser to ING Real Estate Fund. INGCRES is registered with the SEC as an investment adviser. INGCRES is an indirect, wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. The principal address of INGCRES is 259 N. Radnor-Chester Road, Radnor, PA 19087. INGCRES is in the business of providing investment advice to institutional and individual client accounts which, as of June 30, 2005, were valued at approximately $6.6 billion.

T. Ritson Ferguson, CFA, Sherry L. Rexroad, CFA and Joseph P. Smith, CFA have been responsible for the day-to-day management of the Fund since its inception in December 1996.


T. Ritson Ferguson, Chief Investment Officer ("CIO") and Managing Director, leads the portfolio management team for the Fund. Mr. Ferguson has 19 years of real estate investment experience. He has served as Co-CIO and more recently CIO of INGCRES since 1991.



Sherry L. Rexroad, Managing Director, and Joseph P. Smith, Senior Director, have each been with INGCRES since 1997. Their roles as members of the portfolio management team require that they focus on specific investments and provide expert knowledge on those companies and industries.


ING LARGECAP GROWTH FUND

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP ("Wellington Management" or "Sub-Adviser") serves as Sub-Adviser to ING LargeCap Growth Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. The principal address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. As of June 30, 2005, Wellington Management had approximately $484 billion in assets under management.


The following individuals are primarily responsible for the day-to-day management of ING LargeCap Growth Fund:


Andrew J. Shilling, Senior Vice President of Wellington Management, has been portfolio manager of the Fund since June 2003. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, Senior Vice President of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the Fund since June 2003. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Inc. (1996-2002).

PERFORMANCE OF SIMILAR LARGECAP GROWTH ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP


The tables below are designed to show you how a composite of similar large-cap growth investment accounts managed by Wellington Management performed over various periods in the past.


The Wellington Management LargeCap Growth Composite (the "Wellington Management Composite") is a composite of the performance of all actual fee-paying, fully discretionary large-cap growth accounts of at least $5 million in net assets



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       35

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------


under management managed by Wellington Management for at least one month beginning December 31, 1984. Each account in the composite has investment objectives, policies, and strategies, that are substantially similar to those of ING LargeCap Growth Fund.


The tables below show the returns for the Wellington Management Composite compared with the Russell 1000(R) Growth Index for the one-, three-, five- and ten-year periods ended June 30, 2005 and on an annual basis as of December 31, of each of the last 10 years. This information is designed to demonstrate the historical track record of Wellington Management. It does not indicate how ING LargeCap Growth Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF JUNE 30, 2005)


                           WELLINGTON
                         LARGECAP GROWTH    RUSSELL 1000(R)
                          COMPOSITE(%)     GROWTH INDEX(1)(%)
                         ---------------   ------------------
 One Year                     0.76%                1.68%
 Three Years                 11.87%                7.26%
 Five Years                  (6.85)%             (10.36)%
 Ten Years                    8.85%                7.40%


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                           WELLINGTON
                         LARGECAP GROWTH    RUSSELL 1000(R)
                          COMPOSITE(%)     GROWTH INDEX(1)(%)
                         ---------------   ------------------
 2004                        12.57%              6.30%
 2003                        33.28%             29.75%
 2002                       (24.09)%           (27.88)%
 2001                       (16.23)%           (20.42)%
 2000                       (22.39)%           (22.42)%
 1999                        35.70%             33.16%
 1998                        38.41%             38.71%
 1997                        29.78%             30.49%
 1996                        21.86%             23.12%
 1995                        27.36%             37.19%


(1) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher than average price-to-book ratios and forecasted growth. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

Except to the extent performance has been adjusted to reflect the operating costs of ING LargeCap Growth Fund, the performance reflected in the Wellington Management Composite has been calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS(R)"), the U.S. and Canadian version of the Global Investment Performance Standards ("GIPS(R)"), which differ from the method used by the SEC.

The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The gross total returns for the Wellington Management Composite in the Average Annual Total Returns and Annual Total Returns tables were adjusted to reflect the deduction of net operating expenses for Class I shares of ING LargeCap Growth Fund. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expense, without the provision for any applicable federal or state income taxes, if any. The investment accounts that are included in the Wellington Management Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code ("Code"). Consequently, the performance results for the Wellington Management Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account managed by Wellington Management.

ING LARGECAP VALUE FUND, ING MIDCAP VALUE FUND AND ING SMALLCAP VALUE FUND

BRANDES INVESTMENT PARTNERS, L.P.


Brandes Investment Partners, L.P. ("Brandes" or "Sub-Adviser") serves as the Sub-Adviser to ING LargeCap Value Fund, ING MidCap Value Fund and ING SmallCap Value Fund. Brandes is an investment advisory firm with 76 investment professionals who manage over $94.8 billion in assets as of June 30, 2005. The principal address of Brandes is 11988 El Camino Real, Suite 500, San Diego, California 92130.



ING LARGECAP VALUE FUND



The following members share responsibility for the day-to-day management of ING LargeCap Value Fund, since its inception:



Glenn R. Carlson, CFA, Chief Executive Officer. Mr. Carlson serves as Chief Executive Officer and is a member of the firm's Executive Committee. Mr. Carlson also contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap Investment Committee. He serves as a senior institutional portfolio manager for a limited number of client relationships and oversees the Portfolio Management/Client Services department. Mr. Carlson joined Brandes in 1996, has 22 years of investment experience and is a member of the Financial Analysts Society of San Diego.



Brent V. Woods, CFA, Managing Director -- Investments. Mr. Woods is a member of the firm's Executive Committee. He also serves as Managing Director-Investments with responsibility for the securities research efforts of the firm



 36      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


and oversight of the product investment committees. In addition, Mr. Woods is a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Mr. Woods joined Brandes in 1998 and has ten years of investment experience. Prior to joining Brandes, he worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions.



William Pickering, CFA, Director -- Investments. Mr. Pickering is a member of the Investment Oversight Committee and a voting member of three of the firm's investment committees (Large Cap, Small Cap, and Emerging Markets). Mr. Pickering joined Brandes in 1998, has 22 years of investment experience and is a member of the Financial Analysts Society of San Diego. Prior to joining Brandes, he worked as a registered representative at various financial service companies.



Amelia Maccoun Morris, CFA, Director -- Investments. Ms. Morris is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, she contributes to the investment process as a member of the Investment Oversight Committee and a voting member of the Large Cap and Emerging Markets Investment Committees. Ms. Morris joined Brandes in 1998 and has 17 years of investment experience. Prior to joining Brandes, she worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank.



Douglas C. Edman, CFA, Director -- Investments. Mr. Edman is a senior research analyst and a voting member of the Large Cap Investment Committee. He leads the firm's research efforts in the basic materials sector and performs research in the oil and gas sectors. Mr. Edman joined Brandes in 1995, have over 15 years of investment experience and is a member of the Financial Analysts Society of San Diego. Before joining Brandes, he worked for a major securities firm, as a credit analyst, where he managed the credit rating agency relationships and commercial paper programs for clients in the energy and telecommunications industries.



ING MIDCAP VALUE FUND



The following members share responsibility for the day-to-day management of ING MidCap Value Fund, since its inception:



Charles H. Brandes, CFA, Chairman. Mr. Brandes is Chairman of the firm's five-member Executive Committee where he shares responsibility for driving strategic decisions and monitoring implementation of the firm's vision and objectives. He is also a member of the Investment Oversight Committee and a voting member of the Mid Cap Investment Committee. In addition, Mr. Brandes serves as a senior institutional portfolio manager for a limited number of client relationships. Prior to founding Brandes in 1974, he became an acquaintance of Benjamin Graham, widely considered the father of the value investing approach. Mr. Brandes has 37 years of investment experience.



Barbara Kyrillos, Senior Analyst. Ms. Kyrillos is a senior research analyst responsible for food and household product companies. She is also a voting member of the Mid Cap Investment Committee. Ms. Kyrillos joined Brandes in 1999 and has 16 years of banking and consumer product industry experience. Prior to joining Brandes, Barbara worked as the consumer product and lodging analyst at an international banking organization in its Hong Kong office, and as the director of corporate development for a U.S. multi-national consumer products corporation.



Kenneth Little, CFA, Director -- Investments. Mr. Little is a senior research analyst and a voting member of the firm's Mid Cap Investment Committee. He leads the firm's research efforts in the industrials sector and performs research on companies in the diversified industrials and aerospace & defense industries. Mr. Little joined Brandes in 1996, has nine years investment experience and a member of the Financial Analysts Society of San Diego. Prior to joining Brandes, he worked as a senior accountant with an international public accounting firm.



R. Erickson Cox, CFA, Senior Analyst. Mr. Cox is a senior research analyst on the technology/healthcare research team. He is responsible for fundamental research on companies in the pharmaceutical and healthcare services sectors. He is also a voting member of the firm's Mid Cap Investment Committee. Mr. Cox joined Brandes in 1999 and has ten years of investment experience. Prior to joining Brandes, he worked with a securities firm as a financial analyst and equity research associate.



Ted Kim, CFA, Senior Analyst. Mr. Kim is a senior analyst on the industrials and utilities research team. He is responsible for fundamental research on companies in the automotive and utilities sectors, and is a voting member of the firm's Mid Cap Investment Committee. Mr. Kim joined Brandes in 1999 and four years of investment experience. Prior to joining Brandes, Ted worked as a product and manufacturing engineer at a major U.S. automobile company.



ING SMALLCAP VALUE FUND



The following members share responsibility for the day-to-day management of ING SmallCap Value Fund, since its inception:



William Pickering, CFA, Director -- Investments. Mr. Pickering is a member of the Investment Oversight Committee and a voting member of three of the firm's investment committees (Large Cap, Small Cap, and Emerging Markets). Mr. Pickering joined Brandes in 1998, has 22 years of investment experience and is a member of the Financial Analysts Society of San Diego. Prior to joining Brandes, he worked as a registered representative at various financial service companies.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       37

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------


Robert J. Gallagher, CFA, Director -- Mutual Fund Portfolio Management. Mr. Gallagher is the director of Brandes' Mutual Fund Portfolio Management group. He is also a senior portfolio manager, a member of the Investment Oversight Committee, and a voting member of the Small Cap Investment Committee. Mr. Gallagher joined Brandes in 1992 and has 19 years of investment experience. Mr. Gallagher has an extensive background in international project finance, corporate finance, and financial analysis. Before joining Brandes, he was an officer of the international corporate and project finance department at an international banking organization.



Jeffrey Meyer, CFA, Director -- Institutional Portfolio Management. Mr. Meyer is responsible for overseeing and directing portfolio management activities for the firm's institutional relationships. He also serves as an institutional portfolio manager and voting member of the Small Cap Investment Committee. Mr. Meyer joined Brandes in 1994, has 19 years of investment experience and is a member of the Financial Analysts Society of San Diego. Prior to joining Brandes, he served as vice president of portfolio management and research at an investment counseling firm where he specialized in small-cap equity investments.



Luiz G. Sauerbronn, Analyst. Mr. Sauerbronn is an analyst on the industrials research team and a voting member of the firm's Small Cap Investment Committee. He is responsible for fundamental research on companies in the engineering, electrical equipment, construction and building materials sectors on a global basis, as well as on Latin American utilities. Mr. Sauerbronn joined Brandes in 2001 and has ten years of finance and investment experience. Prior to joining Brandes, he worked for J.P. Morgan & Co. as a summer associate. Mr. Sauerbroon also worked for the private equity group of a major international investment bank and as a manager of the mergers & acquisitions team of a Brazilian investment bank.



Ralph Birchmeier, CFA, Senior Analyst. Mr. Birchmeier is a senior research analyst on the basic materials research team. He is responsible for research on various areas of the basic materials sector including forestry and metals & mining and is a voting member of the firm's Small Cap Investment Committee. Mr. Birchmeier joined Brandes in 1999, has 11 years of investment experience and is a member of the New York Society of Securities Analysts. Prior to joining Brandes, he worked as a portfolio analyst at an investment counseling firm.


PERFORMANCE OF SIMILAR LARGE CAP VALUE SEPARATE
ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.


The Brandes U.S. Large Cap Value Equity Composite is a composite of the performance of all actual, fee-paying and non-fee paying, fully discretionary U.S. Large Cap Value accounts under management by Brandes for at least one month beginning July 31, 2000. Each account in the composite has investment objectives, policies and strategies that are substantially similar to those of ING LargeCap Value Fund.



The tables below show the returns for the Brandes U.S. Large Cap Value Equity Composite compared with the Russell 1000(R) Value Index and the Russell 1000(R) Index for the one-, three-year, and since inception periods ended June 30, 2005 and on an annual basis as of December 31, of prior years. The returns of the Brandes U.S. Large Cap Value Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000(R) Value Index and the Russell 1000(R) Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how ING LargeCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.


                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF JUNE 30, 2005)


                               BRANDES         RUSSELL
                            U.S. LARGE CAP     1000(R)      RUSSELL
                             VALUE EQUITY       VALUE       1000(R)
                              COMPOSITE       INDEX(1)     INDEX(2)
                                 (%)             (%)          (%)
One Year                         3.33%         14.06%        7.92%
Three Years                      8.55%         11.00%        9.19%
Since Inception (7/31/00)*      11.18%          6.40%       (1.58)%


* Index returns are for the Russell 1000(R) Value and Russell 1000(R) Indices are for the period beginning August 1, 2000.

                          AVERAGE ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                             BRANDES         RUSSELL
                          U.S. LARGE CAP     1000(R)      RUSSELL
                           VALUE EQUITY       VALUE       1000(R)
                            COMPOSITE       INDEX(1)     INDEX(2)
                               (%)             (%)          (%)
2004                          11.37%         16.49%       11.40%
2003                          33.98%         30.03%       29.89%
2002                         (18.34)%       (15.52)%     (21.65)%
2001                          16.54%         (5.59)%     (12.45)%
2000*                         14.05%         14.19%       12.26%


 * Index returns are for the period beginning August 1, 2000.

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Russell 1000(R) Index is an unmanaged index and is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.


 38      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


The performance reflected in the composite has been calculated in compliance with the AIMR-PPS(R) and GIPS(R), which differ from the method used by the SEC.


The net annual returns for the Brandes U.S. Large Cap Value Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Large Cap Value Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

PERFORMANCE OF SIMILAR MID CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.


The Brandes U.S. Value Mid Cap Equity Composite is a composite of the performance of all actual, fee-paying and non-fee paying, fully discretionary U.S. Value Mid Cap accounts under management by Brandes for at least one month beginning September 30, 1997. Each account in the composite has investment objectives, policies, and strategies that are substantially similar to those of ING MidCap Value Fund.



The tables below shows the returns for the Brandes U.S. Value Mid Cap Equity Composite compared with the Russell Midcap(R) Value Index and the Russell Midcap(R) Index for the one-, three-, five-year and since inception periods ending June 30, 2005 and on an annual basis as of December 31, of prior years. The returns of the Brandes U.S. Value Mid Cap Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell Midcap(R) Value Index and the Russell Midcap(R) Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how ING MidCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.


                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF JUNE 30, 2005)


                          BRANDES          RUSSELL       RUSSELL
                         U.S. VALUE       MIDCAP(R)     MIDCAP(R)
                       MID CAP EQUITY       VALUE        INDEX(2)
                       COMPOSITE (%)    INDEX(1) (%)       (%)
One Year                (1.17)%          21.80%          17.12%
Three Years              10.78%          16.55%          15.86%
Five Years               15.59%          14.86%          7.34%
Since Inception
  (9/30/97)*             10.11%          10.51%          9.16%



* Index returns are for the Russell Midcap(R) Value and Russell Midcap(R) Indices are for the period beginning October 1, 1997.


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                          BRANDES          RUSSELL       RUSSELL
                         U.S. VALUE       MIDCAP(R)     MIDCAP(R)
                       MID CAP EQUITY       VALUE        INDEX(2)
                       COMPOSITE (%)    INDEX(1) (%)       (%)
2004                     15.56%           23.71%         20.22%
2003                     61.39%           38.07%         40.06%
2002                    (28.55)%         (9.64)%        (16.19)%
2001                     23.91%           2.33%          (5.62)%
2000                     25.72%           19.18%          8.25%
1999                     (1.52)%         (0.11)%         18.23%
1998                     11.62%           5.08%          10.09%
1997 (9/30-12/31)*       (2.08)%          4.07%           1.11%


 * Index returns are for the period beginning October 1, 1997.


(1) The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



(2) The Russell Midcap(R) Index is an unmanaged index that measures the 800 smallest companies, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



The performance reflected in the composite has been calculated in compliance with the AIMR-PPS(R) and GIPS(R), which differ from the method used by the SEC.


The net annual returns for the Brandes U.S. Value Mid Cap Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Value



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       39

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------

Mid Cap Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

PERFORMANCE OF SIMILAR SMALL CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.


The Brandes U.S. Small Cap Value Equity Composite is a composite of the performance of all actual, fee-paying and non-fee-paying, fully discretionary U.S. Small Cap Value accounts under management by Brandes for at least one month beginning September 30, 1997. Each account in the composite has investment objective, policies, and strategies that are substantially similar to those of ING SmallCap Value Fund.


The tables below shows the returns for the Brandes U.S. Small Cap Value Equity Composite compared with the Russell 2000(R) Value Index and the Russell 2000(R) Index for the one-, three-, five-year and since inception periods ending June 30, 2005 and on an annual basis as of December 31, of prior years. The returns of the Brandes U.S. Small Cap Value Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 2000(R) Value Index and the Russell 2000(R) Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how ING SmallCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF JUNE 30, 2005)


                          BRANDES
                       U.S. SMALL CAP   RUSSELL 2000(R)       RUSSELL
                           EQUITY        VALUE INDEX(1)       2000(R)
                       COMPOSITE (%)          (%)          INDEX(2) (%)
One Year                (4.02)%           14.39%             9.45%
Three Years              12.36%           14.15%            12.81%
Five Years               19.43%           16.12%             5.71%
Since Inception
  (9/30/97)*             9.86%            10.00%             5.84%


* Index Returns for the Russell 2000(R) Value and Russell 2000(R) Indices are for the period beginning October 1, 1997.

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                          BRANDES
                       U.S. SMALL CAP   RUSSELL 2000(R)       RUSSELL
                           EQUITY        VALUE INDEX(1)       2000(R)
                       COMPOSITE (%)          (%)          INDEX(2) (%)
2004                     17.81%            22.25%            18.33%
2003                     61.14%            46.03%            47.25%
2002                     (9.66)%          (11.43)%          (20.48)%
2001                     35.61%            14.03%            2.49%
2000                     14.37%            22.83%           (3.02)%
1999                     (4.41)%          (1.49)%            21.26%
1998                    (10.19)%          (6.45)%           (2.55)%
1997 (9/30-12/31)*       (0.68)%           1.68%            (3.35)%


 * Index Returns are for the period beginning October 1, 1997.

(1) The Russell 2000(R) Value Index is an unmanaged index that measures the Russell 2000 companies with lower price-to-book ratios and lower forecasting growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Russell 2000(R) Index is an unmanaged index that measures the 2000 smallest companies out of the 3,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.


The performance reflected in the composite has been calculated in compliance with the AIMR-PPS(R) and GIPS(R), which differ from the method used by the SEC.


The net annual returns for the Brandes U.S. Small Cap Value Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Small Cap Value Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

ING MIDCAP VALUE CHOICE FUND AND ING SMALLCAP VALUE CHOICE FUND

NWQ INVESTMENT MANAGEMENT COMPANY, LLC

NWQ Investment Management Company, LLC ("NWQ" or "Sub-Adviser"), a member-managed Delaware limited liability company, serves as the Sub-Adviser to the Funds. NWQ is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING Investments and the Funds' Board.


 40      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

NWQ was founded in 1982 to manage assets for corporate and multi-employer plans, public entities, endowments, foundations, and high net worth individuals. NWQ is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minority interest owned by certain members of NWQ.


As of June 30, 2005, NWQ managed over $36 billion in assets. The principal address of NWQ is 2049 Century Park East, 4th Floor, Los Angeles, California 90067.


ING MIDCAP VALUE CHOICE FUND

The following individual is responsible for the day-to-day management of MidCap Value Choice Fund:


David B. Iben, CFA, Managing Director/Portfolio Manager, joined NWQ in 2000. He has managed the Fund since its inception in February 2005. Mr. Iben holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts. Previously, he was lead Portfolio Manager, CEO, and a founding member of Palladian Capital Management. Before launching Palladian in 1998, he worked at Crambilt & Carney, Inc. from 1996 to 1998, managing large institutional accounts. Formerly, he was acting CIO at Farmers Group, responsible for $16 billion of investable assets before his departure in 1996.


ING SMALLCAP VALUE CHOICE FUND

The following individual is responsible for the day-to-day management of SmallCap Value Choice Fund:

Phyllis G. Thomas, CFA, Managing Director, joined NWQ in 1990. She has managed the Fund since its inception in February 2005. Ms. Thomas holds the Chartered Financial Analyst designation and is a member of the CFA Institute. Previously, Ms. Thomas held the position of Vice President and Senior Portfolio Manager with The Boston Company where she managed institutional portfolios for three years.


PERFORMANCE OF SIMILAR MID CAP VALUE ACCOUNTS MANAGED BY NWQ


The tables below are designed to show you how a composite of similar mid-cap value investment accounts managed by NWQ performed over various periods in the past.



The NWQ Small/Mid Cap Value Composite is a composite of the performance of all actual fee-paying, fully discretionary small/mid-cap value accounts having substantially similar investment objectives, policies, strategies, and risks to those of the ING MidCap Value Choice Fund. Such accounts had at least $2 million in net assets under management managed by NWQ for at least one month or 90% invested prior to the beginning of a calendar quarter beginning November 1, 2000. Each account in the composite has investment objectives, policies and strategies that are substantially similar to those of ING MidCap Value Choice Fund.



The tables below show the returns for the NWQ Small/Mid Cap Value Composite compared with the Russell Midcap(R) Value Index and the Russell Midcap(R) Index for the one-year, three-year and since inception periods ended June 30, 2005 and on an annual basis as of December 31, of prior years. This information is designed to demonstrate the historical track record of NWQ. It does not indicate how ING MidCap Value Choice Fund has performed or will perform in the future. Past performance is not a guarantee of future results.


                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF JUNE 30, 2005)


                                                RUSSELL
                                               MIDCAP(R)        RUSSELL
                        NWQ SMALL/MID CAP        VALUE         MIDCAP(R)
                       VALUE COMPOSITE (%)    INDEX(1) (%)    INDEX(2) (%)
                       -------------------    ------------    ------------
 One Year                     21.11%             21.80%          17.12%
 Three Years                  24.37%             16.55%          15.86%
 Since Inception
 (11/1/00)*                   23.18%             13.28%           6.73%



* Index returns for the Russell Midcap(R) Value and Russell Midcap(R) Indices are for the period beginning November 1, 2000.


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                                   RUSSELL
                                                  MIDCAP(R)        RUSSELL
                         NWQ SMALL/MID CAP          VALUE         MIDCAP(R)
                        VALUE COMPOSITE (%)      INDEX(1) (%)    INDEX(2) (%)
                        -------------------      ------------    ------------
 2004                          29.52%               23.71%          20.22%
 2003                          47.99%               38.07%          40.06%
 2002                           6.56%               (9.65)%        (16.18)%
 2001                          14.36%                2.33%          (5.62)%
 2000 (11/1/00)*               10.03%                7.40%          (2.07)%


*  Index Returns are for the period beginning November 1, 2000.


(1) The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



(2) The Russell Midcap(R) Index is an unmanaged index that measures the 800 smallest companies out of the 1,000 largest U.S. companies based on total market capitalizations of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



The performance reflected in the composite has not been calculated in compliance with the AIMR-PPS(R) and GIPS(R), which differ from the method used by the SEC.


The net annual total returns for the NWQ Small/Mid Cap Value Composite were calculated on an asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       41

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------

custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The Annual Total Returns table for the NWQ Small/Mid Cap Value Composite does not reflect the deduction of any sales loads, which would have reduced those performance numbers. The accounts in the NWQ Small/Mid Cap Value Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Consequently, the performance results for the NWQ Small/Mid Cap Value Composite could have been adversely affected if the institutional private accounts included in the NWQ Small/Mid Cap Value Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the NWQ Small/Mid Cap Value Composite may not reflect the returns of any particular account managed by NWQ.

PERFORMANCE OF SIMILAR SMALL CAP VALUE ACCOUNTS MANAGED BY NWQ


The tables below are designed to show you how a composite of similar small-cap value investment accounts managed by NWQ performed over various periods in the past.



The NWQ Small Cap Value Composite is a composite of the performance of all actual fee-paying, fully discretionary small-cap value accounts managed by NWQ for at least 60 days prior to the beginning of a calendar quarter beginning June 30, 1996. Each account in the composite has substantially similar investment objectives, policies and strategies to those of ING SmallCap Value Choice Fund.


The tables below show the returns for the NWQ Small Cap Value Composite compared with the Russell 2000(R) Value Index and the Russell 2000(R) Index for the one-year, three-year, five- year and since inception periods ended June 30, 2005 and on an annual basis as of December 31, of prior years. This information is designed to demonstrate the historical track record of NWQ. It does not indicate how ING SmallCap Value Choice Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF JUNE 30, 2005)


                                             RUSSELL 2000(R)
                          NWQ SMALL CAP           VALUE        RUSSELL 2000(R)
                       VALUE COMPOSITE (%)    INDEX(1) (%)      INDEX(2) (%)
                       -------------------   ---------------   ---------------
 One Year                    15.58%               14.39%            9.45%
 Three Years                 16.49%               14.15%           12.81%
 Five Years                  20.00%               16.12%            5.71%
 Since Inception
 (6/30/96)*                  13.12%               13.11%            8.45%


* Index returns for the Russell 2000(R) Value and the Russell 2000(R) Indices are for the period beginning July 1, 1996.

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                             RUSSELL 2000(R)
                          NWQ SMALL CAP           VALUE        RUSSELL 2000(R)
                       VALUE COMPOSITE (%)    INDEX(1) (%)      INDEX(2) (%)
                       -------------------   ---------------   ---------------
 2004                         29.65%              22.25%            18.33%
 2003                         56.60%              46.03%            47.25%
 2002                        (12.93)%            (11.43)%          (20.48)%
 2001                         25.60%              14.03%             2.49%
 2000                         13.68%              22.83%            (3.02)%
 1999                         (8.90)%             (1.49)%           21.26%
 1998                        (15.28)%             (6.45)%           (2.55)%
 1997                         34.14%              31.78%            22.36%
 1996 (6/30/96)*              16.71%              11.70%             5.56%


*  Index returns are for the period beginning July 1, 1996.

(1) The Russell 2000(R) Value Index is an unmanaged index that measures the Russell 2000 companies with lower price-to-book ratios and lower forecasting growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Russell 2000(R) Index is an unmanaged index that measures the 2000 smallest companies out of the 3,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.


The performance reflected in the composite has not been calculated in compliance with the AIMR-PPS(R) and GIPS, which differ from the method used by the SEC.


The net annual total returns for the NWQ Small Cap Value Composite were calculated on an asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The Annual Total Returns table for the NWQ Small Cap Value Composite does not reflect the deduction of any sales loads, which would have reduced those performance numbers. The accounts in the NWQ Small Cap Value Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Consequently, the performance results for the NWQ Small Cap Value Composite could have been adversely affected if the institutional private accounts included in the NWQ Small Cap Value Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the NWQ Small Cap Value Composite may not reflect the returns of any particular account managed by NWQ.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Funds.


 42      Management of the Funds

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of a Fund's principal investment strategies. However, the Adviser or Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

CONCENTRATION (ING REAL ESTATE FUND). The Fund concentrates (for purposes of the 1940 Act) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


CONVERTIBLE SECURITIES (ING MAGNACAP FUND, ING MIDCAP VALUE CHOICE FUND, AND ING SMALLCAP VALUE CHOICE FUND.) The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


CORPORATE DEBT SECURITIES (ING MAGNACAP FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7.00% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7.00% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

DERIVATIVES (ING DISCIPLINED LARGECAP FUND, ING MIDCAP VALUE CHOICE FUND, AND ING SMALLCAP VALUE CHOICE FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Not all of the Funds invest in these types of derivatives, so please check the descriptions of each Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

EMERGING MARKETS INVESTMENTS (ING MIDCAP VALUE CHOICE FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries



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                                           More Information About Risks       43
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with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

FOREIGN SECURITIES (ING LARGECAP GROWTH FUND, ING MAGNACAP FUND, ING MIDCAP VALUE CHOICE FUND, AND ING SMALLCAP VALUE CHOICE FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments.

ADRs are viewed as investments in the underlying securities which they represent, and therefore are subject to the risks of foreign investments. Even when denominated in U.S. dollars, ADRs are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of ADRs will always track the price of the underlying foreign security.

INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT ING DISCIPLINED LARGECAP FUND, ING LARGECAP GROWTH FUND, ING LARGECAP VALUE FUND AND ING MAGNACAP
FUND). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INITIAL PUBLIC OFFERINGS ("IPOS") (ING REAL ESTATE FUND AND ING LARGECAP GROWTH
FUND). IPOs and offerings by companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Stocks of some newly-public companies may decline shortly after the initial public offerings.

NON-DIVERSIFIED INVESTMENT COMPANY (ING REAL ESTATE FUND). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

OTHER INVESTMENT COMPANIES (ING LARGECAP GROWTH FUND, ING MIDCAP OPPORTUNITIES FUND, AND ING SMALLCAP OPPORTUNITIES FUND). To the extent permitted by the 1940 Act, certain Funds may invest up to 10% of their total assets, calculated at the time of purchase, in securities of other investment companies. No more than 5.00% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3.00% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.



 44      More Information About Risks
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REAL ESTATE SECURITIES (ING REAL ESTATE FUND).  Investments in issuers that are primarily engaged in real estate, including real estate investment trusts ("REITs"), may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks.) These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING DISCIPLINED LARGECAP FUND, ING LARGECAP GROWTH FUND, AND ING MAGNACAP FUND). Certain Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, each Fund may lend portfolio securities in an amount up to 30% or 33 1/3%, depending upon the Fund, of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


PORTFOLIO TURNOVER (ING DISCIPLINED LARGECAP FUND). The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


OTHER RISKS

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

HIGH YIELD DEBT SECURITIES. Investments in high yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield debt securities.

INTERESTS IN LOANS. Participation interests or assignments are secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund.



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                                           More Information About Risks       45
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Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus are subject to risk of default.

PAIRING-OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the Prospectus and SAI.

U.S. GOVERNMENT SECURITIES. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.


ING MidCap Opportunities Fund and ING SmallCap Opportunities Fund may invest excess cash in other investment companies, including exchange traded funds, for temporary and defensive purposes.


PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.



 46      More Information About Risks

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Each Fund pays dividends if any, as follows:

                            SEMI-
ANNUALLY(1)                 ANNUALLY(1)    QUARTERLY(2)
-----------                 -----------    ------------
ING Disciplined LargeCap    ING MagnaCap   ING Real Estate
ING LargeCap Growth
ING MidCap Opportunities
ING SmallCap Opportunities
ING LargeCap Value
ING MidCap Value
ING MidCap Value Choice
ING SmallCap Value
ING SmallCap Value Choice

(1) Distributions normally expected to consist primarily of capital gains.

(2) Distributions are normally expected to consist on an annual basis of a variable combination of capital gains and ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund that offers the same class of shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest are not eligible for the reductions in rates described below.


Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of certain long-term gains from depreciable real estate are taxed at a maximum rate of 25%.


- Distributions of certain long-term gains from depreciable real estate are taxed at a maximum rate of 25%.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.


If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying dividend."


If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.


There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If




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                                     Dividends, Distributions and Taxes       47

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please note that ING Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is one month later than most such forms are sent.

Please see the SAI for further information regarding tax matters.


 48      Dividends, Distributions and Taxes

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand each Fund's Class I shares' financial performance for the past five years or, if shorter, the period of Class I shares' operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual shareholder report, which is incorporated by reference into the SAI and is available upon request.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       49

ING REAL ESTATE FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. For the years ended May 31, 2005 and 2004, the seven month period ended May 31, 2003 and the year ended October 31, 2002, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all years ended prior to October 31, 2002, the financial information was audited by other independent auditors.


                                                                         YEAR ENDED        PERIOD
                                                                          MAY 31,           ENDED       YEAR ENDED OCTOBER 31,
                                                                     ------------------    MAY 31,    --------------------------
                                                                      2005       2004      2003(1)     2002      2001      2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       13.28      11.45       9.98      9.77      9.57      8.24
 Income from investment operations:
 Net investment income                                         $        0.54*      0.58       0.20      0.60      0.50      0.69
 Net realized and unrealized gain on investments               $        3.15       2.43       1.47      0.23      0.27      1.21
 Total from investment operations                              $        3.69       3.01       1.67      0.83      0.77      1.90
 Less distributions from:
 Net investment income                                         $        0.53       0.67       0.20      0.62      0.57      0.57
 Net realized gain from investments                            $        0.95       0.51         --        --        --        --
 Total distributions                                           $        1.48       1.18       0.20      0.62      0.57      0.57
 Net asset value, end of period                                $       15.49      13.28      11.45      9.98      9.77      9.57
 TOTAL RETURN(2)                                               %       28.82      27.24      16.95      8.06      7.88     23.78
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     146,499    161,904    125,645    97,331    76,188    64,447
 Ratio to average net assets:
 Net expenses after expense reimbursement/recoupment and
 brokerage commission recapture(3)(4)                          %        0.90       0.96       1.00      0.98      1.00      1.00
 Net expenses after expense reimbursement/recoupment and
 prior to brokerage commission recapture(3)(4)                 %        0.98       0.96       1.00      0.98      1.00      1.00
 Gross expenses prior to expense reimbursement/recoupment
 and brokerage commission recapture(3)                         %        0.90       1.06       1.19      0.98      1.03      1.05
 Net investment income after expense reimbursement(3)(4)       %        3.70       4.69       4.26      4.29      4.84      5.71
 Portfolio turnover rate                                       %          91        132         62       106        77        93


--------------------------------------------------------------------------------

(1) On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlights information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


* Per share data calculated using weighted average number of shares outstanding throughout the period.


 50      ING Real Estate Fund

FINANCIAL HIGHLIGHTS                               ING DISCIPLINED LARGECAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                                       SEVEN MONTHS
                                                                          YEAR ENDED MAY 31,              ENDED       YEAR ENDED
                                                                   ---------------------------------     MAY 31,      OCTOBER 31,
                                                                    2005     2004     2003     2002      2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     8.99     7.72     8.52     9.94       11.25         11.17
 Income (loss) from investment operations:
 Net investment income                                         $     0.04*    0.05     0.05     0.04        0.02          0.04
 Net realized and unrealized gain (loss) on investments        $     0.86     1.22    (0.85)   (1.46)      (1.33)         0.19
 Total from investment operations                              $     0.90     1.27    (0.80)   (1.42)      (1.31)         0.23
 Less distributions from:
 Net realized gain from investments                            $       --       --       --       --          --          0.15
 Total distributions                                           $       --       --       --       --          --          0.15
 Net asset value, end of period                                $     9.89     8.99     7.72     8.52        9.94         11.25
 TOTAL RETURN(2)                                               %    10.01    16.45    (9.39)  (14.28)     (11.64)         2.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        0** 22,762   19,550   21,578      25,172        28,473
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)                   %     1.04     1.09     1.12     1.00        1.04          1.07
 Gross expenses prior to expense reimbursement(3)              %     1.04     1.09     1.12     1.00        1.04          1.07
 Net investment income after expense reimbursement(3)          %     0.49     0.55     0.70     0.46        0.27          0.34
 Portfolio turnover rate                                       %      154      200      106      149          26            57


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.


 * Per share data calculated using average number of shares outstanding throughout the period.


** Amount represents less than $1,000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Disciplined LargeCap Fund       51

ING LARGECAP GROWTH FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                        YEAR ENDED MAY 31,        JANUARY 8,
                                                                     ------------------------     2002(1) TO
                                                                      2005     2004     2003     MAY 31, 2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      18.69    14.71    16.93        21.04
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       0.02    (0.05)   (0.06)       (0.02)
 Net realized and unrealized gain (loss) on investments        $       0.37     4.03    (2.16)       (4.09)
 Total from investment operations                              $       0.39     3.98    (2.22)       (4.11)
 LESS DISTRIBUTIONS FROM:
 Net investment income                                         $       0.46       --       --           --
 Return of capital                                             $       0.15       --       --           --
 Total distribution                                            $       0.61       --       --           --
 Net asset value, end of period                                $      18.47    18.69    14.71        16.93
 TOTAL RETURN(2)                                               %       2.07    27.06   (13.11)      (19.53)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     38,841   36,504   22,156       26,106
 Ratios to average net assets:
 Net expense after expense reimbursement and brokerage
 commission recapture(3)(4)                                    %       0.97     0.91     1.05         0.96
 Net expenses after expense reimbursement and prior to
 brokerage commission recapture(3)(4)                          %       0.99     0.94     1.05         0.96
 Gross expenses prior to expense reimbursement and broker
 commission recapture(3)                                       %       0.94     1.10     1.21         0.96
 Net investment loss after expense reimbursement and
 brokerage commission recapture(3)(4)                          %      (0.02)   (0.31)   (0.42)       (0.43)
 Portfolio turnover rate                                       %         81      142      291          536


--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years.

 52      ING LargeCap Growth Fund

FINANCIAL HIGHLIGHTS                               ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP an independent registered public accounting firm.


                                                                                                  FIVE MONTHS
                                                                    YEAR ENDED MAY 31,               ENDED        YEAR ENDED
                                                            ----------------------------------      MAY 31,      DECEMBER 31,
                                                            2005     2004      2003      2002       2001(1)          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $     12.33    10.33     11.29     14.73       19.26           21.34
 Income (loss) from investment operations:
 Net investment loss                                  $     (0.09)   (0.09)*   (0.11)    (0.11)*     (0.06)          (0.13)
 Net realized and unrealized gain (loss) on
 investments                                          $      1.10     2.09     (0.85)    (3.33)      (4.47)           0.23
 Total from investment operations                     $      1.01     2.00     (0.96)    (3.44)      (4.53)           0.10
 Less distributions from:
 Net realized gain on investments                     $        --       --        --        --          --            2.18
 Total distributions                                  $        --       --        --        --          --            2.18
 Payment by affiliate                                 $      0.01       --        --        --          --              --
 Net asset value, end of period                       $     13.35    12.33     10.33     11.29       14.73           19.26
 TOTAL RETURN(2)                                      %      8.27+   19.36     (8.50)   (23.35)     (23.52)           0.08
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                     $     3,000    2,614    10,844    39,874      52,007          68,006
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)       %      1.22     1.17      1.09      1.26        1.52            1.36
 Gross expenses prior to expense reimbursement(3)     %      1.27     1.31      1.41      1.50        1.52            1.36
 Net investment loss after expense
 reimbursement(3)(4)                                  %     (0.72)   (0.81)    (0.71)    (0.95)      (0.97)          (0.66)
 Portfolio turnover rate                              %        50      115       345       399         182             188


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.


 + In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund's total return. Excluding the reimbursement, total return would have been 8.19% for Class I.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       53

ING SMALLCAP OPPORTUNITIES FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                                  FIVE MONTHS
                                                                   YEAR ENDED MAY 31,                ENDED        YEAR ENDED
                                                          ------------------------------------      MAY 31,      DECEMBER 31,
                                                           2005      2004      2003      2002       2001(1)          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $      22.76     18.27     24.07     39.02       47.47          59.54
 Income (loss) from investment operations:
 Net investment loss                                $      (0.21)    (0.23)    (0.23)    (0.36)**    (0.14)         (1.00)
 Net realized and unrealized gain (loss) on
 investments                                        $       2.18      4.72     (5.57)   (13.60)      (8.31)         (2.17)
 Total from investment operations                   $       1.97      4.49     (5.80)   (13.96)      (8.45)         (3.17)
 Less distributions from:
 Net realized gain from investments                 $         --        --        --      0.99          --           8.90
 Total distributions                                $         --        --        --      0.99          --           8.90
 Net asset value, end of period                     $      24.73     22.76     18.27     24.07       39.02          47.47
 TOTAL RETURN(2)                                    %       8.66     24.58+   (24.10)   (36.17)     (17.80)         (5.21)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $     13,359    11,526     8,510    10,700        0.00*          0.00*
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)        %       1.17      1.31      1.46      1.41        1.31           1.15
 Gross expenses prior to expense reimbursement(3)   %       1.28      1.31      1.46      1.41        1.31           1.15
 Net investment loss after expense
 reimbursement(3)                                   %      (0.91)    (1.09)    (1.37)    (1.34)      (1.03)         (0.75)
 Portfolio turnover rate                            %         62        60       357       423         104            134


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

 *  Amount represents less than $1,000.

 ** Per share data calculated using weighted average number of shares outstanding throughout the period.

 + Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 24.52% for Class I.

 54      ING SmallCap Opportunities Fund

FINANCIAL HIGHLIGHTS                                     ING LARGECAP VALUE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                       AUGUST 2,
                                                                       2004(1) TO
                                                                        MAY 31,
                                                                          2005
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $          9.72
 Income from investment operations:
 Net investment income                                         $          0.10
 Net realized and unrealized gain on investments               $          0.59
 Total from investment operations                              $          0.69
 Less distributions from:
 Net investment income                                         $          0.09
 Net realized gains on investments                             %          0.08
 Total distributions                                           %          0.17
 Net asset value, end of period                                $         10.24
 TOTAL RETURN(2)                                               %          7.13
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         2,764
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %          1.16
 Gross expenses prior to expense reimbursement(3)              %          1.65
 Net investment income after expense reimbursement(3)(4)       %          1.22
 Portfolio turnover rate                                       %            47


--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.


(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments within three years.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING LargeCap Value Fund       55

ING MAGNACAP FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                   YEAR ENDED MAY 31,           MARCH 5,
                                                                   ------------------          2003(1) TO
                                                                   2005         2004          MAY 31, 2003
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $   10.27        8.82               7.55
 Income from investment operations:
 Net investment income                                         $   0.16         0.15               0.01
 Net realized and unrealized gain on investments               $   0.53         1.44               1.26
 Total from investment operations                              $   0.69         1.59               1.27
 Less distributions from:
 Net investment income                                         $   0.20         0.14                 --
 Net realized gain from investments                            $     --           --                 --
 Total distributions                                           $   0.20         0.14                 --
 Net asset value, end of period                                $   10.76        10.27              8.82
 TOTAL RETURN(2)                                               %   6.79         18.26             16.82
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $   2,454           8                  7
 Ratios to average net assets:
 Expenses(3)                                                   %   0.80         0.88               0.92
 Net investment income(3)                                      %   1.47         1.55               2.06
 Portfolio turnover rate                                       %     50           28                110


--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

 56      ING MagnaCap Fund

FINANCIAL HIGHLIGHTS                                       ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                          YEAR ENDED MAY 31,             MARCH 4,
                                                                     -----------------------------      2002(1) TO
                                                                      2005       2004       2003       MAY 31, 2002
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       11.61       8.39      10.30         10.20
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       (0.01)      0.01*      0.01          0.01
 Net realized and unrealized gain (loss) on investments        $        0.44       3.21      (1.74)         0.09
 Total from investment operations                              $        0.43       3.22      (1.73)         0.10
 Less distributions from:
 Net investment income                                         $          --         --       0.07            --
 Net realized gain from investments                            $        0.88         --       0.11            --
 Total distributions                                           $        0.88         --       0.18            --
 Net asset value, end of period                                $       11.16      11.61       8.39         10.30
 TOTAL RETURN(2)                                               %        3.64      38.38     (16.35)         0.98
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $       2,037      2,157        197            71
 Ratios to average net assets:
 Net expenses after reimbursement/recoupment(3)(4)             %        1.36       1.46       1.28          1.24
 Gross expenses prior to expense reimbursement/recoupment(3)   %        1.26       1.34       1.70          2.60
 Net investment income (loss) after expense
 reimbursement/recoupment(3)(4)                                %       (0.05)      0.22       0.46          0.38
 Portfolio turnover rate                                       %          79         70         72           133


--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


* Per share data calculated using average number of shares outstanding throughout the period.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING MidCap Value Fund       57

ING SMALLCAP VALUE FUND                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                      YEAR ENDED MAY 31,         MARCH 7,
                                                                   ------------------------     2002(1) TO
                                                                    2005     2004     2003     MAY 31, 2002
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $    13.60     9.44    10.63        10.32
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.01    (0.04)   (0.05)        0.00*
 Net realized and unrealized gain (loss) on investments        $     0.27     4.94    (0.97)        0.31
 Total from investment operations                              $     0.28     4.90    (1.02)        0.31
 Less distributions from:
 Net investment income                                         $       --       --     0.08           --
 Net realized gain from investments                            $     0.89     0.74     0.09           --
 Total distributions                                           $     0.89     0.74     0.17           --
 Net asset value, end of period                                $    12.99    13.60     9.44        10.63
 TOTAL RETURN(2)                                               %     1.89    53.60    (9.49)        3.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      456      481      222           26
 Ratios to average net assets:
 Net expenses after reimbursement/recoupment(3)(4)             %     1.35     1.43     1.32         1.23
 Gross expenses prior to expense reimbursement/recoupment(3)   %     1.22     1.35     1.73         2.78
 Net investment income (loss) after expense
 reimbursement/recoupment(3)(4)                                %     0.08    (0.37)   (0.13)        0.17
 Portfolio turnover rate                                       %       76       57       54           12


--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years.

*  Amount represents less than $0.01 per share.

 58      ING SmallCap Value Fund

In addition to the Funds offered in this Prospectus, the Distributor also offers Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Equity Income Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING Small Company Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUND
ING Value Opportunity Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING Government Fund
ING Intermediate Bond Fund

GLOBAL EQUITY FUNDS
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund

INTERNATIONAL EQUITY FUNDS
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International Value Fund

MONEY MARKET FUND
ING Aeltus Money Market Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION
YOU'LL FIND MORE INFORMATION ABOUT THE
FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS



In the Funds' annual/semi-annual
shareholder report, you will find a
discussion of the recent market
conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
("SAI")

The SAI contains more detailed
information about the Funds. The SAI is
legally part of this Prospectus (it is
incorporated by reference). A copy has
been filed with the SEC.


Please write, call or visit our website
for a free copy of the current
annual/semi-annual shareholder reports,
the SAI or other Fund information.


To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090.
Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address:
PUBLICINFO@SEC.GOV

Or obtain the information at no cost by
visiting the SEC's Internet website at
WWW.SEC.GOV.

When contacting the SEC, you will want to refer to the Funds' SEC file numbers. The file numbers are as follows:

ING Equity
Trust                           811-8817
  ING Real Estate Fund
  ING Disciplined LargeCap Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING SmallCap Opportunities Fund
  ING LargeCap Value Fund
  ING MidCap Value Fund
  ING MidCap Value Choice Fund
  ING SmallCap Value Fund
  ING SmallCap Value Choice Fund
ING Investment Funds, Inc.                  811-1939
  ING MagnaCap Fund


[ING FUNDS LOGO]                 PRPRO-UDEI      (0905-093005)

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180
                               SEPTEMBER 30, 2005

                                ING EQUITY TRUST
                              ING Convertible Fund
                          ING Disciplined LargeCap Fund
                            ING Equity and Bond Fund
                           ING Financial Services Fund
                            ING LargeCap Growth Fund
                             ING LargeCap Value Fund
                          ING MidCap Opportunities Fund
                              ING MidCap Value Fund
                          ING MidCap Value Choice Fund
                              ING Real Estate Fund
                         ING SmallCap Opportunities Fund
                             ING SmallCap Value Fund
                         ING SmallCap Value Choice Fund

                           ING INVESTMENT FUNDS, INC.
                                ING MagnaCap Fund

    CLASS A, CLASS B, CLASS C, CLASS I, CLASS M, CLASS O, AND CLASS Q SHARES


      This Statement of Additional Information ("SAI") relates to each series listed above (each a "Fund" and collectively, the "Funds") of each investment company listed above (each, a "Company"). A Prospectus or Prospectuses (each, a "Prospectus" and collectively, the "Prospectuses") for the Funds (except the Prospectus for Class O shares), dated September 30, 2005, which provide the basic information you should know before investing in the Funds, may be obtained without charge from the ING Funds or the ING Funds' principal underwriter, ING Funds Distributor, LLC, at the address listed above. This SAI is not a prospectus, but it is incorporated by reference in, and should be read in conjunction with, the Prospectuses, dated September 30, 2005, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined terms in the Prospectuses.



      The information in this SAI expands on the information contained in the Prospectuses, and any supplements thereto. The Funds' financial statements and the independent registered public accounting firm's report thereon, included in the Annual Shareholder Reports dated May 31, 2005, are incorporated herein by reference. Free copies of the Funds' Prospectuses and annual/semi-annual shareholder reports (except Class O shares of ING Financial Services Fund and ING Real Estate Fund) may be obtained without charge by contacting the Funds at the address and phone number written above. Copies of ING Financial Services Fund and ING Real Estate Fund Class O shares' Prospectus and annual or semi-annual shareholder reports may be obtained by calling 1-866 BUY-FUND (1-866-289-3863) or by writing to ING DIRECT Securities, Inc. P.O. Box 15647 Wilmington, DE 19885-5647.

                                TABLE OF CONTENTS


HEADING                                                                    PAGE
HISTORY OF THE ING FUNDS.................................................     1
MANAGEMENT OF THE FUNDS..................................................     4
BOARD....................................................................    11
DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES.................................    13
INDEPENDENT DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES.....................    17
COMPENSATION OF DIRECTORS/TRUSTEES.......................................    18
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...............................    22
ADVISER..................................................................    33
ADVISER FEES.............................................................    40
SUB-ADVISORY AGREEMENTS..................................................    42
PORTFOLIO MANAGERS.......................................................    46
DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES............................    57
PROXY VOTING PROCEDURES..................................................    59
ADMINISTRATOR............................................................    59
EXPENSE LIMITATION AGREEMENTS............................................    61
RULE 12b-1 PLANS.........................................................    65
PORTFOLIO TURNOVER.......................................................    70
CODE OF ETHICS...........................................................    71
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS...................    71
   EQUITY INVESTMENTS....................................................    80
   FIXED INCOME SECURITIES...............................................    87
   OTHER INVESTMENTS.....................................................    98
   INVESTMENT TECHNIQUES.................................................   118
INVESTMENT RESTRICTIONS..................................................   125
PORTFOLIO TRANSACTIONS...................................................   138
SHAREHOLDER INFORMATION..................................................   150
NET ASSET VALUE..........................................................   150
SHAREHOLDER ACCOUNTS AND SERVICES........................................   155
   SYSTEMATIC INVESTMENT.................................................   155
   SHAREHOLDER INFORMATION...............................................   155
   CROSS INVESTING.......................................................   155
   SIGNATURE GUARANTEE...................................................   156
DISTRIBUTIONS............................................................   156
TAX CONSIDERATIONS.......................................................   156
CALCULATION OF PERFORMANCE DATA..........................................   165
PERFORMANCE COMPARISONS..................................................   169
GENERAL INFORMATION......................................................   174
FINANCIAL STATEMENTS.....................................................   176

                            HISTORY OF THE ING FUNDS

      On December 17, 2001, the Board of Directors/Trustees (the "Board") of each of the various ING Funds approved plans of reorganization, which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and to align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization only resulted in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the ING Funds. The Reorganization was consummated to align the ING Funds' corporate structures and expedite the Funds' required filings with the SEC. Shareholders of ING MagnaCap Fund ("MagnaCap Fund") did not approve the Reorganization; therefore that Fund remains part of ING Investment Funds, Inc. ("Investment Funds").

      As a result of the Reorganization, the following ING Funds reorganized into series of ING Equity Trust: ING Convertible Fund ("Convertible Fund"), ING Equity and Bond Fund ("Equity and Bond Fund"), ING Financial Services Fund ("Financial Services Fund"); ING LargeCap Growth Fund ("LargeCap Growth Fund"), ING Disciplined LargeCap Fund ("Disciplined LargeCap Fund"), and ING SmallCap Opportunities Fund ("SmallCap Opportunities Fund") (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of a new series of ING Equity Trust to serve as "shells" (the "Shell Funds") into which the Reorganized Funds were reorganized. The plans of reorganization provided for, among other things, the transfer of the assets and liabilities of the Reorganizing Funds to the Shell Funds. Prior to September 21, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to September 21, 2002, are the financial highlights of the Reorganizing Fund. ING MidCap Opportunities Fund ("MidCap Opportunities Fund"); ING MidCap Value Fund ("MidCap Value Fund"); ING SmallCap Value Fund ("SmallCap Value Fund"); and ING LargeCap Value Fund ("LargeCap Value Fund") were originally organized as series of ING Equity Trust, and were not involved in the Reorganization. On October 30, 2002, ING Real Estate Fund ("Real Estate Fund") reorganized into a new series of ING Equity Trust.

ING EQUITY TRUST

      ING Equity Trust ("Equity Trust") is a Massachusetts business trust registered as an open-end management investment company. Equity Trust was organized in June of 1998 and currently consists of one non-diversified series, Real Estate Fund and twenty-four diversified series, twelve of which are discussed in this SAI.

      On November 1, 1999, the name of Equity Trust was changed from the "Northstar Equity Trust" to "Pilgrim Equity Trust" and the name of MidCap Opportunities Fund was changed from "Northstar Mid-Cap Growth Fund" to "Pilgrim MidCap Opportunities Fund." On March 1, 2002, the name of Equity Trust was changed from "Pilgrim Equity Trust," and the name of MidCap Opportunities Fund was changed from "Pilgrim MidCap Opportunities Fund." On June 2, 2003, ING Research Index Fund changed its name to "ING Disciplined LargeCap Fund." On September 23, 2002, the name of ING Equity and Bond Fund was changed from "ING Equity and Income Fund."

      On January 31, 2002, MidCap Value Fund and SmallCap Value Fund were organized as separate series of Equity Trust.

      On February 1, 2004, LargeCap Value Fund was organized as a series of Equity Trust.

      On January 31, 2005, ING MidCap Value Choice Fund ("MidCap Value Choice") and ING SmallCap Value Choice Fund ("SmallCap Value Choice") were organized as a separate series of the Trust.

ING REAL ESTATE FUND

      Prior to November 4, 2002, Real Estate Fund was organized as a series of The Advisors' Inner Circle Fund, a Massachusetts business trust registered as an open-end management investment company. The Advisors' Inner Circle Fund was established on July 18, 1991. At a shareholder meeting held on October 30, 2002, the shareholders of Real Estate Fund approved the Reorganization of the Fund into a new series of Equity Trust, at which time the Fund's name was changed from "CRA Realty Shares Portfolio." Real Estate Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

ING INVESTMENT FUNDS, INC.

      ING Investment Funds, Inc. is a Maryland corporation registered as an open-end management investment company. Investment Funds was organized in July 1969. Investment Funds currently consists of one separate diversified investment fund, MagnaCap Fund.

      On July 14, 1995, the name of Investment Funds was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc.," MagnaCap Fund's name was changed from "Pilgrim MagnaCap Fund" to "Pilgrim America MagnaCap Fund." On November 16, 1998, the name of Investment Funds changed to "Pilgrim Investment Funds, Inc.," and the name of MagnaCap Fund changed to "Pilgrim MagnaCap Fund." On March 1, 2002, the name of Investment Funds was changed from "Pilgrim Investment Funds, Inc." and the name of ING MagnaCap Fund was changed from "Pilgrim MagnaCap Fund."

      Set forth below is information about certain Funds prior to the approval of the Reorganization.

      FINANCIAL SERVICES FUND. Prior to the Reorganization, Financial Services Fund was the sole series of ING Financial Services Fund, Inc. ING Financial Services Fund, Inc. was a Maryland corporation registered as an open-end management investment company. ING Financial Services Fund, Inc. was organized in November 1985 and changed its name from "Pilgrim Regional BankShares" to "Pilgrim America Bank and Thrift Fund" in April, 1996. ING Financial Services Fund, Inc. operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund, and since October 17, 1997, the Fund has operated as an open-end fund. On November 16, 1998, the name of the Fund was changed to "Pilgrim Bank and Thrift Fund" On May 22, 2001, the name of the Fund was changed from "Pilgrim Bank and Thrift Fund" to "Pilgrim Financial Services Fund" On March 1, 2002, the name of ING Financial Services Fund was changed from "Pilgrim Financial Services Fund."

      DISCIPLINED LARGECAP FUND. Prior to the Reorganization, Research Enhanced Index Fund was a series of ING Mayflower Trust. ING Mayflower Trust is a Massachusetts business trust registered as an open-end management investment company. Research Enhanced Index Fund was organized in 1998. On November 1, 1999, the name of Research Enhanced Index Fund changed from "Northstar Research Enhanced Index Fund" to "Pilgrim Research Enhanced Index Fund." On March 1, 2002, the name of Research Enhanced Index Fund was changed from "Pilgrim Research Enhanced Index Fund" to "ING Research Enhanced Index Fund." On June 2, 2003, the name of "ING Research Index Fund" changed to "ING Disciplined LargeCap Fund."

      CONVERTIBLE FUND, EQUITY AND BOND FUND, AND LARGECAP GROWTH FUND. Prior to the Reorganization, Convertible Fund, Equity and Bond Fund, and LargeCap Growth Fund were series of ING Mutual Funds ("Mutual Funds"). Mutual Funds is a Delaware business trust registered as an open-end management investment company. Mutual Funds was organized in 1992. Prior to a reorganization of Mutual Funds, which became effective on July 24, 1998, Mutual Funds offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-

Applegate Investment Trust (the "Master Trust"). The transaction eliminated this two-tiered "master-feeder" structure.

      On March 15, 1999, the names of the series, which were formerly part of Mutual Funds were changed as follows:

Old Name                                         New Name
----------------------------------------         -----------------------------
Nicholas-Applegate Large Cap Growth Fund         Pilgrim Large Cap Growth Fund
Nicholas-Applegate Convertible Fund              Pilgrim Convertible Fund
Nicholas-Applegate Balanced Growth Fund          Pilgrim Balanced Fund

      On May 24, 1999, the name of the following Fund was changed as follows:

Old Name                                         New Name
-----------------------------                    -----------------------------
Pilgrim Large Cap Growth Fund                    Pilgrim LargeCap Growth Fund

      On March 1, 2002, the names of the series that were formerly part of Mutual Funds were changed as follows:

Old Name                                         New Name
----------------------------                     -----------------------------
Pilgrim LargeCap Growth Fund                     ING LargeCap Growth Fund
Pilgrim Convertible Fund                         ING Convertible Fund
Pilgrim Balanced Fund                            ING Equity and Income Fund

      SMALLCAP OPPORTUNITIES FUND. Prior to the Reorganization, SmallCap Opportunities Fund was the sole series of ING SmallCap Opportunities Fund, a Massachusetts business trust registered as an open-end management investment company. SmallCap Opportunities Fund was organized in 1986. On November 1, 1999, the name of SmallCap Opportunities Fund was changed from "Northstar Special Fund" (formerly Advantage Special Fund) to "Pilgrim SmallCap Opportunities Fund." On March 1, 2002, the name of SmallCap Opportunities Fund was changed from "Pilgrim SmallCap Opportunities Fund."

                             MANAGEMENT OF THE FUNDS

MANAGEMENT OF THE FUNDS

Set forth in the table below is information about each Director/Trustee of the Funds.


                                                                                                    NUMBER OF
                                                                                                  FUNDS IN FUND
                                                                                                     COMPLEX           OTHER
                                 POSITION(s)    TERM OF OFFICE AND                                  OVERSEEN BY    DIRECTORSHIPS
                                  HELD WITH       LENGTH OF TIME     PRINCIPAL OCCUPATION(s)-        DIRECTOR/        HELD BY
    NAME, ADDRESS AND AGE       COMPANY/TRUST       SERVED(1)         DURING THE PAST 5 YEARS       TRUSTEE(2)   DIRECTOR/TRUSTEE
------------------------------- -------------  ------------------- ------------------------------ -------------- ------------------
Independent Directors/ Trustees

JOHN V. BOYER (3)               Director/      January 2005 -      Executive Director, The Mark         160      None
7337 East Doubletree Ranch Rd.  Trustee        Present             Twain House & Museum (4)
Scottsdale, Arizona 85258                                          (September 1989 - Present).
Age: 52

J. MICHAEL EARLEY               Director /     February 2002 -     President and Chief Executive        160      None
7337 East Doubletree Ranch Rd.  Trustee        Present             Officer, Bankers Trust
Scottsdale, Arizona 85258                                          Company, N.A. (June 1992 -
Age: 60                                                            Present).

R. BARBARA GITENSTEIN           Director /     February 2002 -     President, College of New            160      None
7337 East Doubletree Ranch Rd.  Trustee        Present             Jersey (January 1999 -
Scottsdale, Arizona 85258                                          Present).
Age: 57

PATRICK W. KENNY (3)            Director/      January 2005 -      President and Chief Executive        160      Assured Guaranty
7337 East Doubletree Ranch Rd.  Trustee        Present             Officer, International                        Ltd. (November
Scottsdale, Arizona 85258                                          Insurance Society (June 2001 -                2003 - Present).
Age: 62                                                            Present) and Executive Vice
                                                                   President, Frontier Insurance
                                                                   Group, Inc. (September 1998 -
                                                                   March 2001).

WALTER H. MAY                   Director /     October 1999 -      Retired.                             160      BestPrep
7337 East Doubletree Ranch Rd.  Trustee        Present                                                           (September 1991 -
Scottsdale, Arizona 85258                                                                                        Present).
Age: 68

                                                                                                    NUMBER OF
                                                                                                 FUNDS IN FUND
                                                                                                     COMPLEX          OTHER
                                POSITION(s)    TERM OF OFFICE AND                                  OVERSEEN BY    DIRECTORSHIPS
                                 HELD WITH       LENGTH OF TIME     PRINCIPAL OCCUPATION(s) -       DIRECTOR/        HELD BY
    NAME, ADDRESS AND AGE       COMPANY/TRUST      SERVED(1)         DURING THE PAST 5 YEARS       TRUSTEE(2)   DIRECTOR/TRUSTEE
------------------------------- ------------  ------------------- ------------------------------ -------------- ------------------
JOCK PATTON                     Chairman      August 1995 -       Private Investor (June 1997 -        160      JDA Software
7337 East Doubletree Ranch Rd.  and           Present for         Present).  Formerly, Director                 Group, Inc.
Scottsdale, Arizona 85258       Director /    ING Investment      and Chief Executive Officer,                  (January 1999 -
Age: 59                         Trustee       Funds, Inc.         Rainbow Multimedia Group, Inc.                Present); and
                                                                  (January 1999 - December                      Swift Transportation
                                              October 1999 -      2001).                                        Co. (March 2004 -
                                              Present for ING                                                   Present).
                                              Equity Trust

DAVID W.C. PUTNAM               Director /    October 1999 -      President and Director, F.L.         160      Progressive
7337 East Doubletree Ranch Rd.  Trustee       Present             Putnam Securities Company,                    Capital
Scottsdale, Arizona 85258                                         Inc. (June 1978 - Present).                   Accumulation
Age: 65                                                                                                         Trust (August
                                                                                                                1998 - Present);
                                                                                                                Principled Equity
                                                                                                                Market Trust
                                                                                                                (November 1996 -
                                                                                                                Present);  Mercy
                                                                                                                Endowment
                                                                                                                Foundation
                                                                                                                (September 1995 -
                                                                                                                Present); Asian
                                                                                                                American Bank and
                                                                                                                Trust Company
                                                                                                                (June 1992 -
                                                                                                                Present); and
                                                                                                                Notre Dame Health
                                                                                                                Care Center (July
                                                                                                                1991 - Present).

ROGER B. VINCENT                Director /    February 2002 -     President, Springwell                160      AmeriGas Propane,
7337 East Doubletree Ranch Rd.  Trustee       Present ING         Corporation (March 1989 -                     Inc. (January
Scottsdale, Arizona 85258                     Investment Funds,   Present).                                     1998 - Present).
Age: 60                                       Inc. and ING Equity
                                              Trust

RICHARD A. WEDEMEYER            Director /    February 2001 -     Retired.  Formerly Vice              160      Touchstone
7337 East Doubletree Ranch Rd.  Trustee       Present             President - Finance and                       Consulting Group
Scottsdale, Arizona 85258                                         Administration, The Channel                   (June 1997 -
Age: 69                                                           Corporation - Importer of                     Present); and Jim
                                                                  specialty aluminum alloys in                  Henson Legacy
                                                                  semi-fabricated form (June                    (April 1994 -
                                                                  1996 - April 2002).  Formerly,                Present).
                                                                  Trustee, First Choice Funds
                                                                  (February 1997 - April 2001).

Directors/Trustees who are "Interested Persons"

THOMAS J. MCINERNEY (5)(6)      Director /    February 2001 -     Chief Executive Officer, ING         205      Equitable Life
7337 East Doubletree Ranch Rd.  Trustee       Present             US Financial Services (January                Insurance Co.,
Scottsdale, Arizona 85258                                         2005 -  Present); General                     Golden American
Age: 49                                                           Manager and Chief Executive                   Life Insurance
                                                                  Officer, US Financial Services                Co., Life
                                                                  (December 2003 - December                     Insurance Company
                                                                  2004); Chief Executive                        of Georgia,
                                                                  Officer, ING                                  Midwestern United
                                                                                                                Life Insurance Co.,
                                                                                                                ReliaStar Life
                                                                                                                Insurance Co.,
                                                                                                                Security

                                                                                                     NUMBER OF
                                                                                                  FUNDS IN FUND
                                                                                                      COMPLEX          OTHER
                                 POSITION(s)    TERM OF OFFICE AND                                  OVERSEEN BY    DIRECTORSHIPS
                                  HELD WITH       LENGTH OF TIME     PRINCIPAL OCCUPATION(s) -       DIRECTOR/        HELD BY
    NAME, ADDRESS AND AGE       COMPANY/TRUST       SERVED(1)         DURING THE PAST 5 YEARS       TRUSTEE(2)   DIRECTOR/TRUSTEE
------------------------------- -------------  ------------------- ------------------------------ -------------- ------------------
                                                                   US Financial                                  Life of Denver,
                                                                   Services (September 2001 -                    Security
                                                                   December 2003); and General                   Connecticut Life
                                                                   Manager and Chief Executive                   Insurance Co.,
                                                                   Officer, US Worksite Financial                Southland Life
                                                                   Services (December 2000 -                     Insurance Co.,
                                                                   September 2001).                              USG Annuity and
                                                                                                                 Life Company, and
                                                                                                                 United Life and
                                                                                                                 Annuity Insurance
                                                                                                                 Co., Inc;
                                                                                                                 Ameribest Life
                                                                                                                 Insurance Co.;
                                                                                                                 First Columbine
                                                                                                                 Life Insurance
                                                                                                                 Co., and Metro
                                                                                                                 Atlanta Chamber
                                                                                                                 of Commerce
                                                                                                                 (January 2003 -
                                                                                                                 Present).

JOHN G. TURNER  (5)             Director /     October 1999 -      Retired.  Formerly, Vice             160      Hormel Foods
7337 East Doubletree Ranch Rd.  Trustee        Present             Chairman of ING Americas                      Corporation
Scottsdale, Arizona 85258                                          (September 2000 - January                     (March 2000 -
Age: 65                                                            2002); Chairman and Chief                     Present); ShopKo
                                                                   Executive Officer of ReliaStar                Stores, Inc.
                                                                   Financial Corp. and ReliaStar                 (August 1999 -
                                                                   Life Insurance Company (July                  Present); and
                                                                   1993 - September 2000);                       Conseco, Inc.
                                                                   Chairman and Trustee of the                   (September 2003 -
                                                                   Northstar affiliated                          Present).
                                                                   investment companies (May 1993
                                                                    - December 2001).



(1) Directors/Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Director/Trustee who is not an "interested person" of the Company/Trust, as defined in the Investment Company Act of 1940, as amended ("Independent Directors/Trustees"), shall retire from service as a Director/Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Director/Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director/Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for purposes of appointing a successor to the Director/Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.


(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund; and ING Partners, Inc.


(3) Commenced service as Director/ Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other Funds in the ING Complex of Funds.


(4) Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company has held a seat on the board of directors of the Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.


(5) Messrs. McInerney and Turner are deemed to be "interested persons" of each Company as defined in the Investment Company Act of 1940, as amended, because of their relationship with ING Groep, N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.


(6)   Mr. McInerney is also a director of the following investment companies:
      ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Fund; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc. Therefore, for the purposes of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.

OFFICERS

Information about the ING Funds' officers are set forth in the table below:


                            POSITIONS HELD WITH THE   TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(s) DURING
NAME, ADDRESS AND AGE       COMPANY / TRUST           SERVED (1) (2)                     THE LAST FIVE YEARS
--------------------------  ------------------------  ---------------------------------  ---------------------------------
JAMES M. HENNESSY           President and Chief       February 2001 - Present            President and Chief Executive
7337 East Doubletree Ranch  Executive Officer                                            Officer, ING Investments, LLC(3)
Rd.                                                                                      (December 2001 - Present).
Scottsdale, Arizona 85258   Chief Operating Officer   July 2000 - Present                Formerly, Senior Executive Vice
Age: 56                                                                                  President and Chief Operating
                                                                                         Officer, ING Investments, LLC(3)
                                                                                         (April 1995 - December 2000).

STANLEY D. VYNER            Executive Vice President  July 1996 - Present for ING        Executive Vice President, ING
7337 East Doubletree Ranch                            Investment Funds, Inc.             Investments, LLC(3) (July 2000 -
Rd.                                                                                      Present) and Chief Investment
Scottsdale, Arizona 85258                             February 2002 - Present for ING    Risk Officer (January 2003 -
Age: 55                                               Equity Trust                       Present). Formerly, Chief
                                                                                         Investment Officer of the
                                                                                         International Portfolios, ING
                                                                                         Investments, LLC(3) (August 2000
                                                                                         - January 2003).

MICHAEL J. ROLAND           Executive Vice            February 2002 - Present            Executive Vice President
7337 East Doubletree Ranch  President                                                    (December 2001 - Present) and
Rd.                                                                                      Chief Compliance Officer
Scottsdale, Arizona 85258                                                                (October 2004 - Present), ING
Age: 47                                                                                  Investments, LLC(3). Formerly,
                                                                                         Chief Financial Officer and
                                                                                         Treasurer, ING Investments, LLC
                                                                                         (3) (December 2001 - March 2005);
                                                                                         Senior Vice President, ING
                                                                                         Investments, LLC(3) (June 1998 -
                                                                                         December 2001).

JOSEPH M. O'DONNELL         Chief Compliance Officer  November 2004 - Present            Chief Compliance Officer of the
7337 East Doubletree Ranch                                                               ING Funds (November 2004 -
Rd.                                                                                      Present). Formerly, Vice
Scottsdale, Arizona 85258                                                                President, Chief Legal Counsel,
Age: 50                                                                                  Chief Compliance Officer and
                                                                                         Secretary of Atlas Securities,
                                                                                         Inc., Atlas Advisers, Inc. and
                                                                                         Atlas Funds (October 2001 -
                                                                                         October 2004); and Chief
                                                                                         Operating Officer and General
                                                                                         Counsel of Matthews International
                                                                                         Capital Management LLC and Vice
                                                                                         President and Secretary of
                                                                                         Matthews International Funds
                                                                                         (August 1999 - May 2001).

                            POSITIONS HELD WITH THE   TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(s) DURING
NAME, ADDRESS AND AGE       COMPANY / TRUST           SERVED (1) (2)                     THE LAST FIVE YEARS
--------------------------  ------------------------  ---------------------------------  --------------------------------
TODD MODIC                  Senior Vice President,    March 2005 - Present               Senior Vice President, ING
7337 East Doubletree Ranch  Chief/ Principal                                             Funds Services, LLC(4) (April
Rd.                         Financial Officer &                                          2005  -  Present). Formerly,
Scottsdale, Arizona 85258   Assistant Secretary                                          Vice President, ING Funds
Age: 37                                                                                  Services, LLC(4) (September 2002
                                                                                         - March 2005); Director of
                                                                                         Financial Reporting, ING
                                                                                         Investments, LLC(3) (March 2001 -
                                                                                         September 2002); and Director
                                                                                         of Financial Reporting, Axient
                                                                                         Communications, Inc. (May 2000
                                                                                         - January 2001).

ROBERT S. NAKA              Senior Vice President     November 1999 - Present            Senior Vice President (August
7337 East Doubletree Ranch  and                                                          1999 - Present) and Assistant
Rd.                                                   July 1996 - Present for ING        Secretary, (October 2001 -
Scottsdale, Arizona 85258   Assistant Secretary       Investment Funds, Inc.             Present) ING Funds Services,
Age: 42                                                                                  LLC(4).

                                                      November 1999 - Present for ING
                                                      Equity Trust

KIMBERLY A. ANDERSON        Senior Vice President     November 2003 - Present            Senior Vice President, ING
7337 East Doubletree Ranch                                                               Investments, LLC(3) (October 2003
Rd.                                                                                      - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                                President and Assistant
Age: 41                                                                                  Secretary, ING Investments,
                                                                                         LLC(3) (October 2001 - October
                                                                                         2003); and Assistant Vice
                                                                                         President, ING Funds Services,
                                                                                         LLC(4) (November 1999 - January
                                                                                         2001).

ROBYN L. ICHILOV            Vice President            November 1997 - Present for ING    Vice President, ING Funds
7337 East Doubletree Ranch                            Investment Funds, Inc.             Services, LLC(4) (October 2001 -
Rd.                                                                                      Present) and ING Investments,
Scottsdale, Arizona 85258                             November 1999 - Present for ING    LLC(3) (August 1997 - Present).
Age: 38                                               Equity Trust


                            Treasurer                 May 1998 - Present for ING
                                                      Investment Funds, Inc.

                                                      November 1999 - Present for ING
                                                      Equity Trust

                            POSITIONS HELD WITH THE   TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(s) DURING
NAME, ADDRESS AND AGE       COMPANY / TRUST           SERVED (1) (2)                     THE LAST FIVE YEARS
--------------------------  ------------------------  ---------------------------------  --------------------------------
LAUREN D. BENSINGER         Vice President            February 2003 - Present            Vice President and Chief
7337 East Doubletree Ranch                                                               Compliance Officer, ING Funds
Rd.                                                                                      Distributor, LLC(5) (July 1995 -
Scottsdale, Arizona 85258                                                                Present); and Vice President,
Age: 51                                                                                  ING Investments, LLC(3) (February
                                                                                         1996 - Present). Formerly,
                                                                                         Chief Compliance Officer, ING
                                                                                         Investments, LLC(3) (October 2001
                                                                                         - October 2004).

MARIA M. ANDERSON           Vice President            September 2004 - Present           Vice President, ING Funds
7337 East Doubletree Ranch                                                               Services, LLC(4) (September 2004
Rd.                                                                                      - Present). Formerly,
Scottsdale, Arizona 85258                                                                Assistant Vice President, ING
Age: 47                                                                                  Funds Services, LLC(4) (October
                                                                                         2001 - September 2004); and
                                                                                         Manager of Fund Accounting and
                                                                                         Fund Compliance, ING
                                                                                         Investments, LLC(3) (September
                                                                                         1999 - October 2001).

MARY A. GASTON              Vice President            March 2005 - Present               Vice President, ING Funds
7337 East Doubletree Ranch                                                               Services, LLC(4) (April 2005 -
Rd.                                                                                      Present). Formerly, Assistant
Scottsdale, Arizona 85258                                                                Vice President, Financial
Age: 39                                                                                  Reporting, ING Investments,
                                                                                         LLC(3) (April 2004 - April 2005);
                                                                                         Manager, Financial Reporting,
                                                                                         ING Investments, LLC(3) (August
                                                                                         2002 - April 2004); and
                                                                                         Controller, Z Seven Fund, Inc.
                                                                                         and Ziskin Asset Management,
                                                                                         Inc. (January 2000 - March
                                                                                         2002).

SUSAN P. KINENS             Assistant Vice            February 2003 - Present            Assistant Vice President, ING
7337 East Doubletree Ranch  President                                                    Funds Services, LLC(4) (December
Rd.                                                                                      2002 -  Present); and has held
Scottsdale, Arizona 85258                                                                various other positions with
Age: 28                                                                                  ING Funds Services, LLC(4) for
                                                                                         more than the last five years.

KIMBERLY K. PALMER          Assistant Vice President  September 2004 - Present           Assistant Vice President, ING
7337 East Doubletree Ranch                                                               Funds Services, LLC(4) (August
Rd.                                                                                      2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                                Manager, Registration
Age: 48                                                                                  Statements, ING Funds Services,
                                                                                         LLC(4) (May 2003 -  August 2004);
                                                                                         Associate Partner, AMVESCAP PLC
                                                                                         (October 2000 - May 2003); and
                                                                                         Director of Federal Filings and
                                                                                         Blue Sky Filings, INVESCO Funds
                                                                                         Group, Inc. (March 1994 -  May
                                                                                         2003).

HUEY P. FALGOUT, JR.        Secretary                 August 2003 - Present              Chief Counsel, ING Americas,
7337 East Doubletree Ranch                                                               U.S. Legal Services  (September
Rd.                                                                                      2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                                Counsel, ING Americas, U.S.
Age: 41                                                                                  Legal Services (November 2002
                                                                                         - September 2003); and
                                                                                         Associate General Counsel of
                                                                                         AIG American General (January
                                                                                         1999 - November 2002).

                            POSITIONS HELD WITH THE   TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(s) DURING
NAME, ADDRESS AND AGE       COMPANY / TRUST           SERVED (1) (2)                     THE LAST FIVE YEARS
--------------------------  ------------------------  ---------------------------------  --------------------------------
THERESA K. KELETY           Assistant Secretary       August 2003 - Present              Counsel, ING Americas, U.S.
7337 East Doubletree Ranch                                                               Legal Services (April 2003 -
Rd.                                                                                      Present). Formerly, Senior
Scottsdale, Arizona 85258                                                                Associate with Shearman &
Age: 42                                                                                  Sterling (February 2000 - April
                                                                                         2003).

ROBIN R. NESBITT            Assistant Secretary       September 2004 - Present           Supervisor, Board Operations,
7337 East Doubletree Ranch                                                               ING Funds Services, LLC(4)
Rd.                                                                                      (August 2003 - Present).
Scottsdale, Arizona 85258                                                                Formerly, Senior Legal Analyst,
Age: 31                                                                                  ING Funds Services, LLC(4)
                                                                                         (August 2002 - August 2003);
                                                                                         Associate, PricewaterhouseCoopers
                                                                                         (January 2001 - August 2001);
                                                                                         and Paralegal, McManis,
                                                                                         Faulkner & Morgan (May 2000 -
                                                                                         December 2000).



(1) The officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified.


(2) Unless otherwise noted, this column refers to ING Equity Trust and ING Investments Funds, Inc.


(3) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.



(4) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.



(5) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD

      The Board governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

FREQUENCY OF BOARD MEETINGS

      The Board currently conducts regular meetings seven (7) times a year. The Audit and Valuation, Proxy and Brokerage Committees also meet regularly four (4) times per year, the Investment Review Committee meets six (6) times a year, the Contract Committee meets seven (7) times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

      Committees


      An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two (2) Independent Directors/Trustees and two (2) Directors/Trustees who are "interested persons," as defined in the 1940 Act. The following Directors/Trustees serve as members of the Executive Committee:
Messrs. Turner, McInerney, May and Patton. Mr. Patton serves as Chairperson of the Committee. The Executive Committee held three (3) meetings during the fiscal year ended May 31, 2005.



      The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent Directors/Trustees: Messrs. Earley, Kenny, Vincent, and Putnam. Mr. Earley serves as Chairperson of the Committee. The Audit Committee held six (6) meetings during the fiscal year ended May 31, 2005.



      The Board has a Valuation, Proxy and Brokerage Committee (formerly, the Valuation and Proxy Voting Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Funds for which market value quotations are not readily available, overseeing management's administration of proxy voting and overseeing the effectiveness of the adviser's usage of the Companies' brokerage and adviser's compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consists of five (5) Independent Directors/Trustees: Dr. Gitenstein and Messrs. Boyer, May, Patton, and Wedemeyer. Mr. May serves as Chairperson of the Committee. The Committee held five (5) meetings during the fiscal year ended May 31, 2005.



      The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Directors/Trustees vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee's responsibilities;
(4) considering and recommending the creation of additional committees or changes to Director/Trustee policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.

      In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Director/Trustee should be submitted in writing to the Funds' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Director/Trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director/Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors/Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.


      The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Funds' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.


      The Nominating and Governance Committee consists of four (4) Independent Directors/Trustees: Dr. Gitenstein and Messrs. Kenny, May, and Wedemeyer. Dr. Gitenstein serves as Chairperson of the Committee. During the fiscal year ended May 31, 2005, the Nominating Committee held one (1) meeting.



      The Board has established an Investment Review Committee to, among others things, monitor the investment performance of the Funds and make recommendations to the Board with respect to the Funds. The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Directors/Trustees and two (2) Directors/Trustees who are "interested persons," as defined in the 1940 Act: Messrs. Kenny, Putnam, Earley, Turner, McInerney and Vincent. Mr. Vincent serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds. The Investment Review Committee for the Domestic Equity Funds held six (6) meetings during the fiscal year ended May 31, 2005. The Investment Review Committee for the international and Fixed Income Funds currently consists of five (5) Independent Directors/Trustees and one (1) Director/Trustee who is an "interested person" as defined in the 1940 Act: Dr. Gitenstein and Messrs. Patton, May, Boyer, McInerney and Wedemeyer. Mr. Wedemeyer serves as Chairperson of the Investment Review Committee for the International and Fixed Income Funds. The Investment Review Committee for the International and Fixed Income Funds held six (6) meetings during the fiscal year ended May 31, 2005.



      The Board has established a Compliance Committee for the purpose of, among others things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Funds. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of three (3) Independent Directors/Trustees:
Messrs. Boyer, Earley and Patton. Mr. Boyer serves as Chairperson of the Committee. The Compliance Committee held two (2) meetings during the fiscal year ended May 31, 2005.



      The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors/Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors/Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors/Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors/Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors/Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee currently consists of five (5) Independent Directors/Trustees: Messrs. Boyer, May, Patton, Vincent and Wedemeyer. Mr. Vincent serves as Chairperson of the Committee. The Contracts Committee held three (3) meetings during the fiscal year ended May 31, 2005.



DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES



Share Ownership Policy



      In order to further align the interests of the Independent
Directors/Trustees with shareholders, it is the policy of the Board for Independent Directors/Trustees to own beneficially shares of one or more funds in the ING Family of Funds at all times ("Policy"). For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.



      Under this Policy, the initial value of investments in the funds in the ING Family of Funds that are beneficially owned by a Director/Trustee must equal at least $50,000. Existing Directors/Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Director/Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director/Trustee. A decline in the value of any Fund investments will not cause a Director/Trustee to have to make any additional investments under this Policy.

Set forth below is the dollar range of equity securities owned by each Director/Trustee as of December 31, 2004:



                                                                                                                 AGGREGATE DOLLAR
                                                                                                                  RANGE OF EQUITY
                                                                                                                 SECURITIES IN ALL
                                                                                                               REGISTERED INVESTMENT
                                                                                                                COMPANIES OVERSEEN
                                                                                                              BY DIRECTOR/TRUSTEE IN
                                                                                                               FAMILY OF INVESTMENT
                            DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2004                   COMPANIES
                         -----------------------------------------------------------------------------------------------------------
                                                 EQUITY
      NAME OF                        DISCIPLINED   AND    FINANCIAL  LARGECAP LARGECAP    MIDCAP      MIDCAP
 DIRECTOR/TRUSTEE        CONVERTIBLE   LARGECAP   BOND     SERVICES   GROWTH   VALUE   OPPORTUNITIES  VALUE
-------------------      ----------- ----------- -------- --------- --------- -------- ------------- --------
INDEPENDENT
DIRECTORS/TRUSTEES

John V. Boyer (1)            None        None     None       None      None     None       None        None          None

Paul S. Doherty (2)          None        None     None       None      None     None       None        None     Over $100,000

J. Michael Earley            None        None     None       None      None   $10,001-     None        None   $50,001 - $100,000
                                                                              $50,000

R. Barbara Gitenstein      $1,000-       None     None       None      None   $10,001-     None        None   $50,001 - $100,000
                           $10,000                                            $50,000

Patrick W. Kenny (1)         None        None     None       None      None     None       None        None          None

Walter H. May                None        None     None       None      None   $10,001-     None        Over      Over $100,000
                                                                              $50,000                $100,000

Jock Patton                  None        None     None       None      None     None       None        None     Over $100,000

David W. C. Putnam           None        None     None       None      None     None       None        None     Over $100,000

Blaine E. Rieke (2)
                             None        None     None       None      None     None       None        None   $50,001 - $100,000
Roger B. Vincent                                          $10,001 - $50,001 -                                   Over $100,000
                             None        None     None     $50,000   $100,000   None       None        None

Richard A. Wedemeyer         None        None    $1,000 -    None    $1,000 -   None      $1,000 -   $10,001- $50,001 - $100,000
                                                 $10,000             $10,000              $10,000    $50,000

DIRECTORS/TRUSTEES WHO
ARE "INTERESTED PERSONS"

Thomas J. McInerney          None        None     None       None   $10,001 -   None       None        None     Over $100,000
                                                                    $50,000

John G. Turner               None        None     None       None      None     None       None        None     Over $100,000

Set forth below is the dollar range of equity securities owned by each Director/Trustee as of December 31, 2004:



                                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                    SECURITIES IN ALL REGISTERED
                                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                                                                                    DIRECTOR/TRUSTEE IN FAMILY OF
                         DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2004          INVESTMENT COMPANIES
                         ----------------------------------------------------------------------  ---------------------------------
                          MIDCAP                                          SMALLCAP
        NAME OF            VALUE                    SMALLCAP    SMALLCAP   VALUE
   DIRECTOR/TRUSTEE      CHOICE(3)  REAL ESTATE  OPPORTUNITIES   VALUE    CHOICE(3)   MAGNACAP
---------------------    ---------  -----------  ------------- ---------  ---------   ---------
INDEPENDENT
DIRECTORS/TRUSTEES

John V. Boyer (1)            None       None         None        None       None         None                    None

Paul S. Doherty (2)          None       None         None        None       None         None               Over $100,000

J. Michael Earley            None       None         None        None       None         None             $50,001 - $100,000

R. Barbara Gitenstein        None       None         None        None       None         None             $50,001 - $100,000

Patrick W. Kenny (1)         None       None         None        None       None         None                    None

Walter H. May                None     $50,001 -   $50,001 -    $50,001-     None         None               Over $100,000
                                      $100,00 0   $100,000     $100,000

Jock Patton                  None       None         None        None       None         None               Over $100,000

David W. C. Putnam           None       None         None        None       None         None               Over $100,000

Blaine E. Rieke (2)          None       None         None        None       None         None
                                                                                                           $50,001 - $100,000

Roger B. Vincent             None       None         None        None       None         None               Over $100,000

Richard A. Wedemeyer         None       None         None        None       None      $1,000 -            $50,001 - $100,000
                                                                                      $10,000


DIRECTORS/TRUSTEES WHO

ARE "INTERESTED PERSONS"

Thomas J. McInerney          None       None         None        None       None         None               Over $100,000

John G. Turner               None       None         None        None       None         None               Over $100,000


-------------------------

(1) Commenced services as Director/Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other Funds in the ING Complex of Funds.



(2)   Retired as Director/Trustee on December 31, 2004.


(3) MidCap Value Choice Fund and SmallCap Value Choice Fund had not commenced operations as of December 31, 2004.

INDEPENDENT DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES

      Set forth in the table below is information regarding each Independent Director/Trustee's (and his or her immediate family members') share ownership in securities of the Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2004.

                        NAME OF OWNERS
       NAME OF         AND RELATIONSHIP                            VALUE OF    PERCENTAGE OF
  DIRECTOR/TRUSTEE       TO DIRECTOR     COMPANY  TITLE OF CLASS  SECURITIES      CLASS
---------------------  ----------------  -------  --------------  ----------   -------------
JOHN V. BOYER (1)           N/A             N/A        N/A            N/A           N/A
PAUL S. DOHERTY (2)         N/A             N/A        N/A            N/A           N/A
J. MICHAEL EARLEY           N/A             N/A        N/A            N/A           N/A
R. BARBARA GITENSTEIN       N/A             N/A        N/A            N/A           N/A
PATRICK W. KENNY (1)        N/A             N/A        N/A            N/A           N/A
WALTER H. MAY               N/A             N/A        N/A            N/A           N/A
JOCK PATTON                 N/A             N/A        N/A            N/A           N/A
DAVID W. C. PUTNAM          N/A             N/A        N/A            N/A           N/A
BLAINE E. RIEKE (2)         N/A             N/A        N/A            N/A           N/A
ROGER B. VINCENT            N/A             N/A        N/A            N/A           N/A
RICHARD A. WEDEMEYER        N/A             N/A        N/A            N/A           N/A

---------------------

(1) Commenced services as Director/Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other Funds in the ING Complex of Funds.



(2)   Retired as Director/Trustee on December 31, 2004.

COMPENSATION OF DIRECTORS/TRUSTEES


      Each Fund pays each Director/Trustee, who is not an interested person, a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, May, Boyer, Wedemeyer and Dr. Gitenstein, as Chairpersons of committees of the Board, each receive an additional annual retainer of $30,000, $20,000, $10,000, $10,000, $20,000 and $10,000 1,
respectively) (additionally, as Chairperson of the Investment Review and Contract Committees, Mr. Vincent receives an additional of $20,000 and $15,000, respectively); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the Funds managed by the investment adviser or its affiliate, Directed Services, Inc. and ING Life Insurance and Annuity Company, for which the Directors/Trustees serve in common as Directors/Trustees.



      The following table sets forth information provided by the Funds' investment adviser regarding compensation of Directors/Trustees by each Fund and other funds managed by ING Investments, LLC and its affiliates for the fiscal year ended May 31, 2005. Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from a Fund or any other funds managed by ING Investments, LLC or its affiliates.


----------------------

      (1) The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active. The compensation per quarter to the Chairperson is $625, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $2,500. Effective July 1, 2005, the compensation per quarter to the Chairperson is $2,500, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.

                               COMPENSATION TABLE


                                                                                                                           TOTAL
                                                                                                                       COMPENSATION
                                                                                                PENSION OR                 FORM
                                                                                                 RETIREMENT  ESTIMATED  REGISTRANT
                                                                                                  BENEFITS    ANNUAL     AND FUND
                                                                                                  ACCRUED    BENEFITS  COMPLEX PAID
                                             EQUITY                                             AS PART OF     UPON    TO DIRECTORS/
     NAME OF                     DISCIPLINED  AND    FINANCIAL  LARGECAP LARGECAP    MIDCAP         FUND    RETIREMENT   TRUSTEES
PERSON, POSITION     CONVERTIBLE   LARGECAP   BOND    SERVICES   GROWTH   VALUE   OPPORTUNITIES   EXPENSES      (1)       (2) (3)
-------------------- ----------- ----------- ------  --------- --------- -------- ------------- ----------- ---------- ------------
JOHN V. BOYER (4)
DIRECTOR/TRUSTEE        $  369      $ 99     $126     $  624    $  643    $ 80        $  810        N/A         N/A       $ 95,500

PAUL S. DOHERTY (5)
DIRECTOR/TRUSTEE        $  902      $202     $392     $2,041    $1,439    $121        $1,844        N/A         N/A       $267,000

J. MICHAEL EARLEY
DIRECTOR/TRUSTEE        $  712      $215     $238     $1,145    $1,149    $107        $1,534        N/A         N/A       $150,500

R. BARBARA
GITENSTEIN
DIRECTOR/TRUSTEE        $  768      $239     $255     $1,225    $1,220    $109        $1,635        N/A         N/A       $155,500

PATRICK W. KENNY (4)
DIRECTOR/TRUSTEE        $  259      $ 69     $ 88     $  437    $  449    $ 55        $  567        N/A         N/A       $ 65,500

WALTER H. MAY
DIRECTOR/TRUSTEE        $  925      $288     $307     $1,472    $1,465    $130        $1,969        N/A         N/A       $184,750

THOMAS J.
MCINERNEY (6)
DIRECTOR/TRUSTEE             -         -        -          -         -       -             -        N/A         N/A              -

JOCK PATTON
DIRECTOR/TRUSTEE        $1,001      $307     $334     $1,606    $1,606    $150        $2,139        N/A         N/A       $208,750

DAVID W.C. PUTNAM
DIRECTOR/TRUSTEE        $  698      $221     $232     $1,109    $1,101    $ 95        $1,485        N/A         N/A       $140,500

BLAINE E. RIEKE  (5)
DIRECTOR/TRUSTEE        $  877      $193     $384     $2,003    $1,402    $119        $1,792        N/A         N/A       $ 81,000

JOHN G. TURNER (6)
DIRECTOR/TRUSTEE             -         -        -          -         -       -             -        N/A         N/A              -

ROGER B. VINCENT
DIRECTOR/TRUSTEE        $  931      $284     $311     $1,497    $1,498    $141        $1,993        N/A         N/A       $191,000

RICHARD A. WEDEMEYER
DIRECTOR/TRUSTEE        $  883      $272     $294     $1,412    $1,409    $129        $1,885        N/A         N/A       $180,500

                                                                                           PENSION OR            TOTAL COMPENSATION
                                                                                           RETIREMENT  ESTIMATED        FROM
                                                                                            BENEFITS    ANNUAL       REGISTRANT
                                                                                             ACCRUED   BENEFITS       AND FUND
                                MIDCAP                                  SMALLCAP           AS PART OF    UPON     COMPLEX PAID TO
       NAME OF         MIDCAP    VALUE    REAL    SMALLCAP    SMALLCAP   VALUE                FUND    RETIREMENT DIRECTORS/TRUSTEES
   PERSON, POSITION    VALUE  CHOICE (7) ESTATE OPPORTUNITIES   VALUE  CHOICE (7) MAGNACAP  EXPENSES      (1)          (2) (3)
---------------------- ------ ---------- ------ ------------- -------- ---------- -------- ---------- ---------- ------------------
JOHN V. BOYER (4)
DIRECTOR/TRUSTEE       $  332    $  6    $  485    $  426     $    328     $ 6    $    750      N/A        N/A        $ 95,500

PAUL S. DOHERTY (5)
DIRECTOR/TRUSTEE       $  766       -    $  674    $1,239     $    788       -    $  3,147      N/A        N/A        $267,000

J. MICHAEL EARLEY
DIRECTOR/TRUSTEE       $  554    $  5    $  801    $  822     $    500     $ 5    $  1,370      N/A        N/A        $150,500

R. BARBARA GITENSTEIN
DIRECTOR/TRUSTEE       $  592    $  5    $  847    $  878     $    529     $ 4    $  1,469      N/A        N/A        $155,500

PATRICK W. KENNY (4)
DIRECTOR/TRUSTEE       $  233    $  4    $  339    $  299     $    230     $ 4    $    524      N/A        N/A        $ 65,500

WALTER H. MAY
DIRECTOR/TRUSTEE       $  710    $  5    $1,016    $1,057     $    634     $ 5    $  1,766      N/A        N/A        $184,750

THOMAS J. MCINERNEY (6)
DIRECTOR/TRUSTEE            -       -         -         -            -       -           -      N/A        N/A               -

JOCK PATTON
DIRECTOR/TRUSTEE       $  784    $  7    $1,124    $1,145     $    709     $ 7    $  1,927      N/A        N/A        $208,750

DAVID W.C. PUTNAM
DIRECTOR/TRUSTEE       $  526    $  4    $  753    $  798     $    463     $ 4    $  1,330      N/A        N/A        $140,500

BLAINE E. RIEKE  (5)
DIRECTOR/TRUSTEE       $  750       -    $  652    $1,210     $    776       -    $  3,102      N/A        N/A        $263,000

JOHN G. TURNER (6)
DIRECTOR/TRUSTEE            -       -         -         -            -       -           -      N/A        N/A               -

ROGER B. VINCENT
DIRECTOR/TRUSTEE       $  732    $  7    $1,051    $1,066     $    664     $ 7    $  1,795      N/A        N/A        $191,000

RICHARD A. WEDEMEYER
DIRECTOR/TRUSTEE       $  687    $  6    $  984    $1,009     $    619     $ 6    $  1,694      N/A        N/A        $180,500

-------------------


(1) The Funds have adopted a retirement policy under which a Director/Trustee who has served as an Independent Director/Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director/Trustee for one year of service.



(2) Director/Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.



(3)   Represents compensation from 200 funds (total in complex as May 31, 2005).



(4) Commenced services as Director/Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other Funds.


(5)   Retired as Trustee on December 31, 2004.

(6) "Interested person," as defined in the 1940 Act, of the Trust because of the affiliation with ING Groep, N.V., the parent corporation of the Adviser and the Distributor. Officers and Directors/Trustees who are interested persons do not receive any compensation from the Funds.

(7) MidCap Value Choice Fund and SmallCap Value Choice Fund commenced operations on February 1, 2005.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS



      As of September 9, 2005, the Directors/Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any of ING Funds addressed herein, except as set forth below. Unless otherwise indicated below, the Funds have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders.



                                                              CLASS AND TYPE OF   PERCENTAGE OF   PERCENTAGE OF
          FUND                           ADDRESS                  OWNERSHIP         CLASS (5%)      FUND (25%)
------------------------   --------------------------------   -----------------   -------------   -------------
                           MLPF & S for the Sole Benefit of
                                     the Customers
  ING Convertible Fund         ATTN: Fund Administration
                            4800 Deer Lake Dr. E. 3rd Floor       Class A            17.35%            5.95%
                              Jacksonville FL, 32246-6484

                            CitiGroup Global Markets, Inc.
                                   A/C #00109801250
  ING Convertible Fund             ATTN: Peter Booth              Class B            12.51%            3.61%
                               333 W. 34th St 7th Floor
                                New York, NY 10001-2402

                           MLPF & S for the Sole Benefit of
                                     the Customers
  ING Convertible Fund         ATTN: Fund Administration          Class B            16.80%            4.84%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                            CitiGroup Global Markets, Inc.
                                   A/C #00109801250
  ING Convertible Fund             ATTN: Peter Booth
                               333 W. 34th St 7th Floor           Class C             5.94%            2.10%
                                New York, NY 10001-2402

                           MLPF & S for the Sole Benefit of
                                     the Customers
  ING Convertible Fund         ATTN: Fund Administration          Class C            46.06%           16.29%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                               Charles Schwab & Co. Inc.
  ING Convertible Fund       101 Montgomery St. 11th Floor        Class Q            66.86%            1.02%
                             San Francisco CA, 94104-4122

                           MLPF & S for the Sole Benefit of
                                     the Customers
ING Disciplined LargeCap       ATTN: Fund Administration          Class A            20.03%            2.23%
          Fund              4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                            CitiGroup Global Markets, Inc.
                                   A/C #00109801250
ING Disciplined LargeCap           ATTN: Peter Booth              Class B             9.33%            5.83%
          Fund                 333 W. 34th St 7th Floor
                                New York, NY 10001-2402

                                                              CLASS AND TYPE OF   PERCENTAGE OF   PERCENTAGE OF
          FUND                           ADDRESS                  OWNERSHIP         CLASS (5%)      FUND (25%)
------------------------   --------------------------------   -----------------   -------------   -------------
                           MLPF & S for the Sole Benefit of
                                     the Customers
ING Disciplined LargeCap       ATTN: Fund Administration           Class B            37.77%          23.58%
          Fund              4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                           MLPF & S for the Sole Benefit of
                                    the Customers *
ING Disciplined LargeCap       ATTN: Fund Administration           Class C            41.06%          10.85%
          Fund              4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                            CitiGroup Global Markets, Inc.
                                   A/C #00109801250
ING Disciplined LargeCap           ATTN: Peter Booth               Class C             7.16%           1.89%
          Fund                 333 W. 34th St 7th Floor
                                New York, NY 10001-2402

                             Output Audit Cash Account DST
ING Disciplined LargeCap             Systems Inc.
          Fund                  330 W. 9th St. Floor 2             Class I             100%               0%
                              Kansas City MO, 64105-1514

                           MLPF & S for the Sole Benefit of
                                     the Customers
ING Equity and Bond Fund       ATTN: Fund Administration           Class A             7.12%           3.85%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                            CitiGroup Global Markets, Inc.
                                   A/C #00109801250
ING Equity and Bond Fund           ATTN: Peter Booth               Class B             9.79%           2.31%
                               333 W. 34th St 7th Floor
                                New York, NY 10001-2402

                           MLPF & S for the Sole Benefit of
                                     the Customers
ING Equity and Bond Fund       ATTN: Fund Administration           Class B            21.05%           4.96%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                            CitiGroup Global Markets, Inc.
                                   A/C #00109801250
ING Equity and Bond Fund           ATTN: Peter Booth               Class C             5.36%           1.18%
                               333 W. 34th St 7th Floor
                                New York, NY 10001-2402

                           MLPF & S for the Sole Benefit of
                                     the Customers
ING Equity and Bond Fund       ATTN: Fund Administration           Class C            29.12%           6.44%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                              Equitable Life for Separate
                            Account 65 on Behalf of Various
                                 Expediter 401K Plans
ING Equity and Bond Fund            ATTN: Ken Butka                Class Q             9.82%           0.02%
                                   200 Plaza Dr HM-Z
                                  Secaucus NJ, 07094

                                                              CLASS AND TYPE OF   PERCENTAGE OF   PERCENTAGE OF
          FUND                           ADDRESS                  OWNERSHIP         CLASS (5%)      FUND (25%)
------------------------   --------------------------------   -----------------   -------------   -------------
                               Charles Schwab & Co. Inc.
ING Equity and Bond Fund     101 Montgomery St. 11th Floor         Class Q            90.16%           0.21%
                             San Francisco CA, 94104-4122

                           MLPF & S for the Sole Benefit of
                                     the Customers
 ING Financial Services        ATTN: Fund Administration           Class A            10.62%           6.61%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                            CitiGroup Global Markets, Inc.
                                   A/C #00109801250
 ING Financial Services            ATTN: Peter Booth               Class A             7.55%           4.70%
                               333 W. 34th St 7th Floor
                                New York, NY 10001-2402

                            CitiGroup Global Markets, Inc.
                                   A/C #00109801250
 ING Financial Services            ATTN: Peter Booth               Class B             7.26%           2.62%
                               333 W. 34th St 7th Floor
                                New York, NY 10001-2402

                           MLPF & S for the Sole Benefit of
                                     the Customers
 ING Financial Services        ATTN: Fund Administration           Class B            15.25%           5.50%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                                LPL Financial Services
                                     A/C 6582-8706
 ING Financial Services          9785 Towne Centre Dr.             Class C             6.00%              0%
                               San Diego CA, 92121-1968

                                LPL Financial Services
                                     A/C 6582-8706
 ING Financial Services          9785 Towne Centre Dr.             Class C             8.68%              0%
                               San Diego CA, 92121-1968

                           MLPF & S for the Sole Benefit of
                                     the Customers
 ING Financial Services        ATTN: Fund Administration           Class C            64.66%           0.01%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                           UBS Financial Services, Inc. FBO
                                  UBS -FINSVC CDN FBO
 ING Financial Services         ATTN: Mickey R. Vissing            Class C             9.56%              0%
                           P.O. Box 3321, 1000 Harbor Blvd.
                                  Weehawken NJ, 07086

                                 ING National Trust **
ING LargeCap Growth Fund        151 Farmington Ave. #41            Class A             5.52%           1.98%
                                Hartford CT, 06156-0001

                                                              CLASS AND TYPE OF   PERCENTAGE OF   PERCENTAGE OF
          FUND                           ADDRESS                  OWNERSHIP         CLASS (5%)      FUND (25%)
------------------------   --------------------------------   -----------------   -------------   -------------
                           MLPF & S for the Sole Benefit of
                                     the Customers
ING LargeCap Growth Fund       ATTN: Fund Administration           Class A             9.78%           3.51%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                            CitiGroup Global Markets, Inc.
                                   A/C #00109801250
ING LargeCap Growth Fund           ATTN: Peter Booth               Class B            10.76%           3.68%
                               333 W. 34th St 7th Floor
                                New York, NY 10001-2402

                           MLPF & S for the Sole Benefit of
                                     the Customers
ING LargeCap Growth Fund       ATTN: Fund Administration           Class B            19.51%           6.67%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                           MLPF & S for the Sole Benefit of
                                    the Customers *
ING LargeCap Growth Fund       ATTN: Fund Administration           Class C            25.50%           4.31%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                            CitiGroup Global Markets, Inc.
                                   A/C #00109801250
ING LargeCap Growth Fund           ATTN: Peter Booth               Class C             8.52%           1.44%
                               333 W. 34th St 7th Floor
                                New York, NY 10001-2402

                            Relaince Trust Company FBO ING
                            Americas Deferred Comp. Savings
ING LargeCap Growth Fund                 Plan                      Class I            15.25%           1.92%
                                 PO Box 48529 Ste 200
                                Atlanta GA, 30362-1529

                                 ING National Trust **
ING LargeCap Growth Fund        151 Farmington Ave. #41            Class I            84.56%          10.62%
                                Hartford CT, 06156-0001

                               Charles Schwab & Co. Inc.
ING LargeCap Growth Fund     101 Montgomery St. 11th Floor         Class Q            34.02%           0.18%
                             San Francisco CA, 94104-4122

                                     Pershing LLC
ING LargeCap Growth Fund              PO Box 2052                  Class Q             9.23%            .05%
                               Jersey City NJ 07303-2052

                           Prudential Investment Management
                                     Services, LLC
                                FBO Mutual Fund Clients
ING LargeCap Growth Fund         ATTN: Pruchoice Unit              Class Q            22.07%           0.12%
                                    194 Wood Ave S.
                                 Iselin NJ 08830-2710

                                                               CLASS AND TYPE
          FUND                         ADDRESS                  OF OWNERSHIP   PERCENTAGE OF CLASS (5%)  PERCENTAGE OF FUND (25%)
------------------------ ------------------------------------  --------------  ------------------------  ------------------------
                         MLPF & S for the Sole Benefit of the
                                       Customers
ING LargeCap Value Fund        ATTN: Fund Administration           Class A             11.17%                       5.56%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                         MLPF & S for the Sole Benefit of the
                                       Customers
ING LargeCap Value Fund        ATTN: Fund Administration           Class B             11.12%                       2.07%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                         MLPF & S for the Sole Benefit of the
                                       Customers
ING LargeCap Value Fund        ATTN: Fund Administration           Class C             17.75%                       4.56%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                                FISERV Securities Inc.
                                  ATTN: Mutual Funds
ING LargeCap Value Fund              FAO 58881195                  Class I             97.09%                       5.79%
                                  One Commerce Square
                               2005 Market St. Ste 1200
                              Philadelphia PA, 19103-7008

                            CitiGroup Global Markets, Inc.
                                   A/C #00109801250
   ING MagnaCap Fund               ATTN: Peter Booth               Class B              6.82%                       0.68%
                               333 W. 34th St 7th Floor
                                New York, NY 10001-2402

                         MLPF & S for the Sole Benefit of the
                                       Customers
   ING MagnaCap Fund           ATTN: Fund Administration           Class B             21.56%                       2.13%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                         MLPF & S for the Sole Benefit of the
                                       Customers
   ING MagnaCap Fund           ATTN: Fund Administration           Class C             16.35%                       0.31%
                            4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                            Relaince Trust Company FBO ING
                            Americas Deferred Comp. Savings
   ING MagnaCap Fund                     Plan                      Class I             99.65%                       0.75%
                                 PO Box 48529 Ste 200
                                Atlanta GA, 30362-1529

                         MLPF & S for the Sole Benefit of the
                                       Customers
ING MidCap Opportunities       ATTN: Fund Administration           Class A             17.25%                       5.61%
         Fund               4800 Deer Lake Dr. E. 3rd Floor
                              Jacksonville FL, 32246-6484

                            CitiGroup Global Markets, Inc.
                                   A/C #00109801250
ING MidCap Opportunities          ATTN: Peter Booth|               Class A              6.76%                       2.20%
         Fund                  333 W. 34th St 7th Floor
                                New York, NY 10001-2402


                                                                    CLASS AND TYPE
             FUND                            ADDRESS                 OF OWNERSHIP  PERCENTAGE OF CLASS (5%) PERCENTAGE OF FUND (25%)
-----------------------------  ------------------------------------ -------------- ------------------------ ------------------------
                                 CitiGroup Global Markets, Inc.
                                         A/C #00109801250
ING MidCap Opportunities Fund            ATTN: Peter Booth              Class B              9.54%                       3.55%
                                     333 W. 34th St 7th Floor
                                      New York, NY 10001-2402

                               MLPF & S for the Sole Benefit of the
                                             Customers
ING MidCap Opportunities Fund        ATTN: Fund Administration          Class B             18.61%                       6.93%
                                  4800 Deer Lake Dr. E. 3rd Floor
                                    Jacksonville FL, 32246-6484

                               MLPF & S for the Sole Benefit of the
                                            Customers *
ING MidCap Opportunities Fund        ATTN: Fund Administration          Class C             46.14%                      12.96%
                                  4800 Deer Lake Dr. E. 3rd Floor
                                    Jacksonville FL, 32246-6484

                                  CitiGroup Global Markets, Inc.
                                         A/C #00109801250
ING MidCap Opportunities Fund            ATTN: Peter Booth              Class C              7.96%                       2.23%
                                     333 W. 34th St 7th Floor
                                      New York, NY 10001-2402

                                  Relaince Trust Company FBO ING
                                  Americas Deferred Comp. Savings
ING MidCap Opportunities Fund                  Plan                     Class I             99.50%                       0.88%
                                       PO Box 48529 Ste 200
                                      Atlanta GA, 30362-1529

                                          Donald A. Pels
ING MidCap Opportunities Fund             63 E. 79th St.                Class Q             76.08%                       0.97%
                                      New York, NY 10021-0228

                                     Charles Schwab & Co. Inc.
ING MidCap Opportunities Fund      101 Montgomery St. 11th Floor        Class Q              7.78%                       0.10%
                                   San Francisco CA, 94104-4122

                                ING Life Insurance and Annuity Co.
ING MidCap Value Choice Fund            151 Farmington Ave.             Class A             12.98%                       6.51%
                                      Hartford CT, 06156-0001

                               MLPF & S for the Sole Benefit of the
                                             Customers
ING MidCap Value Choice Fund         ATTN: Fund Administration          Class A             11.51%                       5.77%
                                  4800 Deer Lake Dr. E. 3rd Floor
                                    Jacksonville FL, 32246-6484

                                        First Clearing LLC
                                           A/C 5784-2788
ING MidCap Value Choice Fund         ATTN: Andrea L. Mainelli           Class B              5.07%                       0.62%
                                         2819 lincoln St.
                                      Evanston IL, 60201-2044

                                                                    CLASS AND TYPE
             FUND                            ADDRESS                 OF OWNERSHIP  PERCENTAGE OF CLASS (5%) PERCENTAGE OF FUND (25%)
-----------------------------  ------------------------------------ -------------- ------------------------ ------------------------
                                  CitiGroup Global Markets, Inc.
                                         A/C #00109801250
    ING MidCap Value Fund               ATTN: Peter Booth               Class B               9.67%                       2.50%
                                     333 W. 34th St 7th Floor|
                                      New York, NY 10001-2402

                               MLPF & S for the Sole Benefit of the
                                             Customers
ING MidCap Value Choice Fund         ATTN: Fund Administration          Class B              14.29%                       1.74%
                                  4800 Deer Lake Dr. E. 3rd Floor
                                    Jacksonville FL, 32246-6484

                               MLPF & S for the Sole Benefit of the
                                             Customers
ING MidCap Value Choice Fund         ATTN: Fund Administration          Class C              10.68%                       4.02%
                                  4800 Deer Lake Dr. E. 3rd Floor
                                    Jacksonville FL, 32246-6484

                               MLPF & S for the Sole Benefit of the
                                             Customers
    ING MidCap Value Fund            ATTN: Fund Administration          Class A               5.49%                       2.50%
                                  4800 Deer Lake Dr. E. 3rd Floor
                                    Jacksonville FL, 32246-6484

                               MLPF & S for the Sole Benefit of the
                                             Customers
    ING MidCap Value Fund            ATTN: Fund Administration          Class B              11.90%                       3.07%
                                  4800 Deer Lake Dr. E. 3rd Floor
                                    Jacksonville FL, 32246-6484

                                  CitiGroup Global Markets, Inc.
                                         A/C #00109801250
    ING MidCap Value Fund                ATTN: Peter Booth              Class C              17.28%                       4.69%
                                     333 W. 34th St 7th Floor
                                      New York, NY 10001-2402

                               MLPF & S for the Sole Benefit of the
                                             Customers
    ING MidCap Value Fund            ATTN: Fund Administration          Class C              18.11%                       4.92%
                                  4800 Deer Lake Dr. E. 3rd Floor
                                    Jacksonville FL, 32246-6484

                                     Morgan Keegan & Co. Inc.
    ING MidCap Value Fund               FBO Mary P. Goldman             Class I              10.55%                       0.15%
                                            PO Box 510
                                     Waterproof LA 71375-0510

                                     Morgan Keegan & Co. Inc.
                                  FBO Chuck Hutton Chevrolet Co.
    ING MidCap Value Fund               ATTN: Henry Hutton              Class I               5.23%                       0.76%
                                       Preferred Diversified
                                          2471 Mt Moriah
                                       Memphis TN, 381155.23

                                     Morgan Keegan & Co. Inc.
                                         FBO Searing Ltd.
                                          C/O Scott Brown
    ING MidCap Value Fund             Preferred Funds Account           Class I              30.48%                       0.44%
                                         13306 Tosca Lane
                                         Houston TX, 77079

                                                                    CLASS AND TYPE
             FUND                            ADDRESS                 OF OWNERSHIP  PERCENTAGE OF CLASS (5%) PERCENTAGE OF FUND (25%)
-----------------------------  ------------------------------------ -------------- ------------------------ ------------------------
                                       First Clearing Corp.
                                           A/C 8469-2785
    ING MidCap Value Fund         ATTN: George Ulloa IRA R/O FCC      Class Q               56.62%                       0.01%
                                       CUST 19 Matterhorn Dr.
                                       Glen Carbon IL, 62034

                                     Morgan Keegan & Co. Inc.
                                  FBO Gary Singer & Shana Singer
    ING MidCap Value Fund               JTWROS PFD ADV (ND)           Class Q               43.38%                          0%
                                           5 Vouga Lane
                                        St. Louis MO 63131

                                ING Life Insurance and Annuity Co.
    ING Real Estate Fund             ATTN: Valuation Unit-TN41        Class A               71.62%                      22.17%
                                        151 Farmington Ave.
                                      Hartford CT, 06156-0001

                                       ING National Trust **
    ING Real Estate Fund              151 Farmington Ave. #41         Class A               13.35%                       4.13%
                                      Hartford CT, 06156-0001

                                  CitiGroup Global Markets, Inc.
                                         A/C #00109801250
    ING Real Estate Fund                 ATTN: Peter Booth            Class B               13.47%                       0.24%
                                     333 W. 34th St 7th Floor
                                      New York, NY 10001-2402

                                  CitiGroup Global Markets, Inc.
                                         A/C #00109801250
    ING Real Estate Fund                 ATTN: Peter Booth            Class C               10.68%                       0.11%
                                     333 W. 34th St 7th Floor
                                      New York, NY 10001-2402

                                        First Clearing, LLC
                                           A/C 3512-9281
    ING Real Estate Fund                  INGRID FU TRUST             Class C                5.07%                       0.05%
                                       11303 Winter Cottage

                                          Bentley College
    ING Real Estate Fund                  175 Forest St.              Class I                5.98%                       3.53%
                                      Waltham MA, 02452-4705

                                        ING National Trust
    ING Real Estate Fund              151 Farmington Ave. #41         Class I               10.89%                       6.44%
                                      Hartford CT, 06156-0001

                                           NFS LLC FEBO
                                    The Northern Trust Company
    ING Real Estate Fund                  FBO A/C 2249693             Class I                7.40%                       4.37%
                                      Chicago IL, 60675-2956


                                                                               CLASS AND TYPE PERCENTAGE OF
             FUND                                   ADDRESS                     OF OWNERSHIP    CLASS (5%)  PERCENTAGE OF FUND (25%)
------------------------------- ---------------------------------------------- -------------- ------------- ------------------------
                                          Posada Verde LP Partnership
    ING Real Estate Fund                     200 Eagle Rd. Ste 316                 Class I         9.21%            5.44%
                                             Wayne PA, 19087-3115

                                          SOMPO Japan Insurance Inc.
                                       Global Securities Investment Dept.
    ING Real Estate Fund                   26-1 Nishi-Shinjuku 1-Chome             Class I        10.31%            6.09%
                                              Tokyo 160-8338 Japan

                                MLPF & S for the Sole Benefit of the Customers
                                           ATTN: Fund Administration
ING SmallCap Opportunities Fund          4800 Deer Lake Dr. E. 3rd Floor           Class A        23.82%           11.32%
                                           Jacksonville FL, 32246-6484

                                         CitiGroup Global Markets, Inc.
                                                A/C #00109801250
ING SmallCap Opportunities Fund                 ATTN: Peter Booth                  Class A         7.13%            3.39%
                                            333 W. 34th St 7th Floor
                                             New York, NY 10001-2402

                                MLPF & S for the Sole Benefit of the Customers
                                            ATTN: Fund Administration
ING SmallCap Opportunities Fund          4800 Deer Lake Dr. E. 3rd Floor           Class B        20.36%            4.48%
                                           Jacksonville FL, 32246-6484

                                         CitiGroup Global Markets, Inc.
                                                A/C #00109801250
ING SmallCap Opportunities Fund                 ATTN: Peter Booth                  Class B         5.58%            1.23%
                                            333 W. 34th St 7th Floor
                                             New York, NY 10001-2402

                                MLPF & S for the Sole Benefit of the Customers
                                            ATTN: Fund Administration
ING SmallCap Opportunities Fund          4800 Deer Lake Dr. E. 3rd Floor           Class C        49.34%           11.45%
                                           Jacksonville FL, 32246-6484

                                         CitiGroup Global Markets, Inc.
                                                A/C #00109801250
ING SmallCap Opportunities Fund                 ATTN: Peter Booth                  Class C         7.66%            1.78%
                                            333 W. 34th St 7th Floor
                                             New York, NY 10001-2402

                                    Relaince Trust Company FBO ING Americas
                                                  Deferred Comp.
                                                  Savings Plan
ING SmallCap Opportunities Fund               PO Box 48529 Ste 200                 Class I        15.04%            1.07%
                                             Atlanta GA, 30362-1529

                                              ING National Trust **
ING SmallCap Opportunities Fund              151 Farmington Ave. #41               Class I        84.92%            6.06%
                                             Hartford CT, 06156-0001


                                                                  CLASS AND TYPE OF    PERCENTAGE OF    PERCENTAGE OF
            FUND                           ADDRESS                    OWNERSHIP          CLASS (5%)       FUND (25%)
---------------------------  ---------------------------------    -----------------    -------------    -------------
                                J J B Hillard W L Lyons Inc.
                              Alfred O. Bugg & Frances M. Bugg
ING SmallCap Opportunities             A/C 1865-7423                  Class Q            11.69%            0.01%
           Fund                        501 S. 4th St
                                   Louisville KY, 40202

                               J J B Hillard W L Lyons Inc.
                               Hillard Lyons Cust for Albert
ING SmallCap Opportunities               Stone IRA
           Fund                        A/C 8112-8518                  Class Q             5.99%            0.01%
                                       501 S. 4th St
                                   Louisville KY, 40202

                                 Charles Schwab & Co. Inc.
ING SmallCap Opportunities     101 Montgomery St. 11th Floor          Class Q            21.90%            0.03%
           Fund                San Francisco CA, 94104-4122

                              National Investors Services FBO
ING SmallCap Opportunities             507-42006-18
           Fund                 55 Water Street 32nd Floor            Class Q             8.75%            0.01%
                                  New York NY, 10041-3299

                               State Street BK & TR Co. CUST
ING SmallCap Opportunities      IRA R/O Daniel Garciduenas
           Fund                       18104 Athol St.                 Class Q             8.23%            0.01%
                                  Fontana CA, 92335-6001

                                 Charles Schwab & Co. Inc.
ING SmallCap Value Choice      101 Montgomery St. 11th Floor          Class A            35.07%           25.05%
           Fund                San Francisco CA, 94104-4122

                             ING Life Insurance and Annuity Co.
ING SmallCap Value Choice           151 Farmington Ave.               Class A            11.59%            8.28%
           Fund                   Hartford CT, 06156-0001

                             MLPF & S for the Sole Benefit of
                                       the Customers
ING SmallCap Value Choice        ATTN: Fund Administration            Class A            11.36%            8.11%
           Fund               4800 Deer Lake Dr. E. 3rd Floor
                                Jacksonville FL, 32246-6484

                             MLPF & S for the Sole Benefit of
                                       the Customers
ING SmallCap Value Choice        ATTN: Fund Administration            Class B             9.33%            0.69%
           Fund               4800 Deer Lake Dr. E. 3rd Floor
                                Jacksonville FL, 32246-6484

                                    First Clearing LLC
                                       A/C 1625-6192
ING SmallCap Value Choice     ATTN: Robert Bofinger & Pamela
           Fund                          Bofinger                     Class B             5.28%            0.39%
                                    2209 Danbury Dr.
                                  Colleyville TX, 76034

                                                                  CLASS AND TYPE OF    PERCENTAGE OF    PERCENTAGE OF
            FUND                           ADDRESS                    OWNERSHIP          CLASS (5%)       FUND (25%)
---------------------------  ---------------------------------    -----------------    -------------    -------------
                             UBS Financial Services, Inc. FBO
                                    UBS-FINSVC CDN FBO
ING SmallCap Value Choice         ATTN: Eli J. Sverdloff              Class B             6.60%            0.49%
           Fund              P.O. Box 3321, 1000 Harbor Blvd.
                                    Weehawken NJ, 07086

                             MLPF & S for the Sole Benefit of
                                       the Customers
ING SmallCap Value Choice        ATTN: Fund Administration            Class C            17.50%            3.70%
           Fund               4800 Deer Lake Dr. E. 3rd Floor
                                Jacksonville FL, 32246-6484

                                 Charles Schwab & Co. Inc.
 ING SmallCap Value Fund       101 Montgomery St. 11th Floor          Class A              5.0%            2.56%
                               San Francisco CA, 94104-4122

                             MLPF & S for the Sole Benefit of
                                       the Customers
 ING SmallCap Value Fund         ATTN: Fund Administration            Class A             7.71%            3.95%
                              4800 Deer Lake Dr. E. 3rd Floor
                                Jacksonville FL, 32246-6484

                              CitiGroup Global Markets, Inc.
                                     A/C #00109801250
 ING SmallCap Value Fund             ATTN: Peter Booth                Class B             6.27%            1.12%
                                 333 W. 34th St 7th Floor
                                  New York, NY 10001-2402

                             MLPF & S for the Sole Benefit of
                                       the Customers
 ING SmallCap Value Fund         ATTN: Fund Administration            Class B             8.04%            1.44%
                              4800 Deer Lake Dr. E. 3rd Floor
                                Jacksonville FL, 32246-6484

                             MLPF & S for the Sole Benefit of
                                       the Customers
 ING SmallCap Value Fund         ATTN: Fund Administration            Class C            23.74%            7.26%
                              4800 Deer Lake Dr. E. 3rd Floor
                                Jacksonville FL, 32246-6484

                              CitiGroup Global Markets, Inc.
                                     A/C #00109801250
 ING SmallCap Value Fund             ATTN: Peter Booth                Class C             6.73%            2.06%
                                 333 W. 34th St 7th Floor
                                  New York, NY 10001-2402

                                First Clearing Corporation
                                    Account- 5700-9689
                             Attn: Donald T. Misheff & Cynthia
 ING SmallCap Value Fund                Kay Misheff                   Class I            29.97%            0.11%
                                  2960 Silver Lake Blvd.
                                   Silver Lake OH, 44224

                                  LPL Financial Services
                                       A/C 6020-3500
 ING SmallCap Value Fund           9785 Towne Centre Dr.              Class I            41.82%            0.15%
                                 San Diego CA, 92121-1968

                                                                  CLASS AND TYPE OF    PERCENTAGE OF    PERCENTAGE OF
            FUND                           ADDRESS                    OWNERSHIP          CLASS (5%)       FUND (25%)
---------------------------      -------------------------        -----------------    -------------    -------------
                                        Patterson & Co.
                                     FBO Gertrude G. Marsh
ING SmallCap Value Fund           A/C 6526896899 NC- 1151             Class I            13.79%            0.05%
                                  1525 W WT Harris Blvd.
                                 Charolette NC, 28288-0001

                                  LPL Financial Services
                                       A/C 5508-2922
ING SmallCap Value Fund            9785 Towne Centre Dr.              Class Q            46.95%            0.02%
                                 San Diego CA, 92121-1968

                                  LPL Financial Services
                                       A/C 5396-5025
ING SmallCap Value Fund            9785 Towne Centre Dr.              Class Q            38.69%            0.02%
                                 San Diego CA, 92121-1968

                                       Pershing LLC
ING SmallCap Value Fund               PO Box 2052                     Class Q             6.18%               0%
                                 Jersey City NJ 07303-2052


---------------
*     May be deemed to be a control person

**    Beneficial Owner

ADVISER


      The investment adviser for the Funds is ING Investments, LLC ("Adviser" or "ING Investments") which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Adviser, subject to the authority of the Directors/Trustees of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): ING Investment Management Co. ("ING IM"), as Sub-Adviser to Convertible Fund, Disciplined LargeCap Fund, Equity and Bond Fund, Financial Services Fund, MagnaCap Fund, MidCap Opportunities Fund, and SmallCap Opportunities Fund; ING Clarion Real Estate Securities L.P. ("INGCRES") as Sub-Adviser to Real Estate Fund; Brandes Investment Partners, L.P. ("Brandes") as Sub-Adviser to LargeCap Value, MidCap Value and SmallCap Value Funds; Wellington Management Company, LLP ("Wellington Management") as Sub-Adviser to the LargeCap Growth Fund; and NWQ Investment Management Company, LLC ("NWQ") as Sub-Adviser to MidCap Value Choice and SmallCap Value Choice Funds. ING Investments, ING IM, and INGCRES are indirect, wholly owned subsidiaries of ING Groep N.V. ("ING Groep")(NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.


      On February 26, 2001, the name of the Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Groep N.V. that had been under common control with the Adviser, merged with the Adviser.

      The Adviser serves pursuant to separate Investment Management Agreements between the Adviser and each Company, on behalf of the Funds. The Investment Management Agreements require the Adviser to oversee the provision of all investment advisory and portfolio management services for each of the ING Funds, respectively. Pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Adviser has delegated certain management responsibilities to Sub-Advisers for the Funds. The Adviser oversees the investment management of the Sub-Advisers for the Funds.



      Each Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to each Fund and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Adviser is not subject to liability to the Funds for any act or omission in the course of, or in connection with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.



      After an initial term, each Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Adviser or Sub-Adviser, as the case may be, by vote cast in person at a meeting called for the purpose of voting on such approval.



      In considering whether to approve each Investment Management Agreement and Sub-Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant.



      In connection with their deliberations, on August 31, 2004, relating to each Fund's (except ING MidCap Value Choice Fund and ING SmallCap Value Choice
Fund) current Investment Management Agreement and Sub-Advisory Agreement, if applicable, the Board, including the Independent Directors/Trustees, considered information that had been provided by ING Investments and the Sub-Advisers to the Funds that engage them throughout the year at regular Board Meetings, as well as information furnished for a Board meeting held annually to specifically consider such renewals. This information included the following items: (1) FACT sheets for each Fund that provide information about the performance and expenses of the Funds and their respective peer group, as well as information about each Fund's investment portfolio, objective and strategies; (2) 15(c) Methodology Guide that describes how the FACT sheets were prepared, including how benchmarks and peer groups were selected and how profitability was determined; (3) responses to questions provided by legal counsel to the Independent Trustees;
(4) copies of each form of investment management and sub-advisory agreement; (5) copies of the Form ADV for the investment manager and sub-adviser to the Funds;
(6) financial statements for the investment manager and sub-adviser to the Funds; and (7) other information relevant to their evaluations.



      The Board was also provided with narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of investment management and sub-advisory agreements, including an analysis for each Fund of how performance and fees compare to its selected peer group and designated benchmarks.


      The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, in relation to renewing each Fund's current Investment Management Agreement and in renewing or approving, as applicable, each Fund's Sub-Advisory Agreement.

ING CONVERTIBLE FUND

      In its renewal deliberations for the Fund, the Board considered that (1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Fund is above the median and the average expense ratios of its larger comparable universe of funds "Selected Peer Group" and is equal to one standard deviation of the average, (2) as a result of a transfer agency conversion, the pro forma expense ratio is expected to decrease,
(3) the Fund underperformed its benchmark index for the year-to-date, and three- and five-year periods, but outperformed the benchmark index for the one-year period, and (4) the Adviser has taken action to address Board concerns about the Fund's performance.

      In response to input from the Board, the Adviser has agreed to lower the expense limit for the Fund, thereby reducing the Fund's total expenses. After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other conclusions, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the new expense limit is competitive with that of its Selected Peer Group, (3) the Fund's performance has shown recent improvement, and (4) the Board believes it is appropriate to allow the new lead portfolio manager put in place in April 2003 a reasonable period of time to manage the Fund in order to properly evaluate performance.

ING DISCIPLINED LARGECAP FUND

      In its renewal deliberations for the Fund, the Board considered that (1) the management fee for the Fund is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is above the median and the average expense ratio of its Selected Peer Group, (3) as a result of a transfer agency conversion, the pro forma expense ratio is expected to decrease, (4) the Fund underperformed its benchmark index and Selected Peer Group median for the periods reviewed by the Board, and (5) to address Board concerns with performance, the investment strategy of the Fund was revised in June 2003.

      In response to input from the Board, the Adviser agreed to lower the expense limit for the Fund, thereby reducing the Fund's total expenses. After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other conclusions, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the new expense limit is equal to the Selected Peer Group's average expense ratio, and (3) the Fund's performance has remained competitive with its Selected Peer Group since the new investment strategy was implemented.

ING EQUITY AND BOND FUND

      In its renewal deliberations for the Fund, the Board considered that (1) the management fee for the Fund is above the median and the average of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Fund is above the median, the average expense ratio and one standard deviation of the average of its Selected Peer Group, (3) the Fund underperformed its benchmark index for the periods reviewed by the Board and underperformed the Selected Peer Group median for the most recent quarter, and the one- and five-year periods, but it outperformed the Selected Peer Group median for the two-, three-, and ten-year periods, (4) the Adviser has taken action to address Board concerns about the Fund's performance, and (5) the Sub-Adviser is taking action to improve the Fund's performance.

      In response to input from the Board, the Adviser agreed to lower the Fund's expense limit, thereby reducing the Fund's total expenses. After deliberations based on the above-listed factors, the

Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other conclusions, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the new expense limit is equal to the Selected Peer Group's average expense ratio, (3) since the portfolio manager changes, the equity portion of the Fund has outperformed its benchmark index and the management team believes it is well positioned for an expected relative good return in this sector, and (4) the Board believes it is appropriate to allow the new portfolio managers put in place in April 2003 a reasonable period of time to manage the Fund in order to properly evaluate performance.

ING FINANCIAL SERVICES FUND

      In its renewal deliberations for the Fund, the Board considered that (1) the management fee for the Fund is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is below the median and the average expense ratios of its Selected Peer Group, and (3) the Fund outperformed its benchmark index and Selected Peer Group median for the periods reviewed by the Board.

      After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other conclusions, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the expense ratio for the Fund is competitive with that of its Selected Peer Group, and (3) the Fund's performance has been consistently favorable.

ING LARGECAP GROWTH FUND

      In its renewal deliberations for the Fund, the Board considered that (1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Fund is below the median and the average expense ratios of its Selected Peer Group, (3) the Fund underperformed its benchmark indices and Selected Peer Group median for the three- and five-year periods, but outperformed its benchmark indices and Selected Peer Group median for the most recent quarter and the one-, and two-year periods, and (4) in April 2003, the Sub-Adviser was replaced to address Board concerns about the Fund's performance.

      After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other conclusions, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the expense ratio for the Fund is competitive with that of its Selected Peer Group, and (3) since the Sub-Adviser change, the Fund has provided superior performance.

ING LARGECAP VALUE FUND

      In its renewal deliberations for the Fund, the Board considered that (1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Fund is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation of the average, and (3) since the Fund launched in February 2004, it substantially outperformed its benchmark indices and Selected Peer Group median.

      After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other conclusions, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the expense ratio for the Fund is competitive with that of its Selected Peer Group, and (3) the Fund's Sub-Adviser has provided superior performance and is widely recognized as a top-notch value manager.

ING MAGNA CAP FUND

      In its renewal deliberations for the Fund, the Board considered that (1) the management fee for the Fund is below the median and average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is above the median and the average expense ratios of its Selected Peer Group, but well within one standard deviation of the average. However, the expense ratio for the Fund is expected to be lowered going forward, (3) the Fund underperformed its primary benchmark index for each period presented but Fund's performance has shown recent improvement in comparison to the funds in its Selected Peer Group, and (4) in April 2003, to address concerns about the Fund's underperformance there was a change in the portfolio management team for the Fund.

      After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other conclusions, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the expected expense ratio for the Fund will be competitive with that of its Selected Peer Group, (3) the Fund's performance has shown recent improvement in comparison to the funds in its Selected Peer Group, and (4) the Board believes that it is appropriate to allow the manager a reasonable period of time to manage the Fund in order to properly evaluate performance.

ING MIDCAP OPPORTUNITIES FUND

      In its renewal deliberations for the Fund, the Board considered that (1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is above the median and the average expense ratios of its Selected Peer Group, (3) the Fund underperformed both of its benchmark indices for each period reviewed by the Board, (4) the Adviser has taken action to address Board concerns about the Fund's performance, and (5) the Sub-Adviser is working to improve the Fund's performance by hiring a new, seasoned staff of senior sector analysts to expand the firm's fundamental equity research platform and by developing a new proprietary web-based portfolio management and risk analysis software application.

      In response to input from the Board, the Adviser agreed to lower the expense limit for the Fund, thereby reducing the Fund's total expenses. After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other conclusions, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the new expense limit is below the Selected Peer Group's median and average expense ratios, (3) the Board believes that is appropriate to allow the new portfolio managers put in place in April 2003 a reasonable period of time to manage the Fund in order to properly evaluate performance, and (4) the Sub-Adviser is presently taking action to improve the Fund's performance.

ING MIDCAP VALUE FUND

      In its renewal deliberations for the Fund, the Board considered that (1) the management fee for the Fund is above the median, the average, and one standard deviation of its Selected Peer Group average, (2) the expense ratio for the Fund is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation of the average, and (3) the Fund outperformed its benchmark indices and Selected Peer Group for all periods reviewed by the Board.

      After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other conclusions, (1) the management fee of the Fund is appropriate given that Brandes Investment Partners has provided superior performance and is widely recognized as a top-notch value manager, (2) the expense ratio for the Fund is competitive with that of its Selected Peer Group, and (3) the Fund has consistently superior performance.

ING REAL ESTATE FUND

      In its renewal deliberations for the Fund, the Board considered that (1) the management fee for the Fund is equal to the median and below the average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is below the median and the average expense ratios of its Selected Peer Group, and (3) the Fund slightly underperformed its benchmark index and Selected Peer Group median for the one-year period, but outperformed its Selected Peer Group median for the most recent quarter.

      After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-advisory Agreement for the Fund because, among other conclusions, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the expense ratio for the Fund is competitive with that of its Selected Peer Group, and (3) performance has been competitive with that of its Selected Peer Group and benchmark index.

ING SMALLCAP OPPORTUNITIES FUND

      In its renewal deliberations for the Fund, the Board considered that (1) the management fee for the Fund is above the median and average management fees of its Selected Peer Group, but well within one standard deviation of the average, (2) the expense ratio for the Fund is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation of the average, (3) the Fund underperformed both of its benchmark indices for each period reviewed by the Board and underperformed its Selected Peer Group median return for all periods reviewed by the Board except the most recent quarter, (4) the Adviser has taken action to address Board concerns about the Fund's performance, and (5) the Sub-Adviser is working to improve the Fund's performance by hiring a new, seasoned staff of senior sector analysts to expand the firm's fundamental equity research platform and by developing a new proprietary web-based portfolio management and risk analysis software application.

      In response to input from the Board, the Adviser agreed to lower the expense limit for the Fund, thereby reducing the Fund's total expenses. After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other conclusions, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the new expense limit is below the Selected Peer Group's median and average expense ratios, (3) the Board believes it is appropriate to allow the new portfolio managers put in place in April 2003 a reasonable period of time to manage the Fund in order to properly evaluate performance, and (4) the Sub-Adviser is presently taking action to improve the Fund's performance.

ING SMALLCAP VALUE FUND

      In its renewal deliberations for the Fund, the Board considered that (1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Fund is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation of the average, and (3) the Fund outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

      After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other conclusions, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the expense ratio for the Fund is competitive with that of its Selected Peer Group, and (3) the Fund's Sub-Adviser has provided superior performance and is widely recognized as a top-notch value manager.

ING MIDCAP VALUE CHOICE AND ING SMALLCAP VALUE CHOICE FUNDS

      In considering the Investment Management Agreement and Sub-Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant.


      In connection with their deliberations, on November 10, 2004, relating to each Fund's Investment Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Directors/Trustees, considered information that had been provided by ING Investments and NWQ to the Funds that engage them throughout the year at regular Board Meetings. This information included the following items: (1) FACT sheets for each Fund that provide information about the performance and expenses of the Fund and its respective peer group, as well as information about the Fund's investment portfolio, objectives and strategies;
(2) 15(c) Methodology Guide that describes how the FACT sheets were prepared, including how benchmarks and peer groups were selected and how profitability was determined; (3) responses to questions provided by legal counsel to the Independent Directors/Trustees; (4) copies of each form of investment management and sub-advisory agreement; (5) copies of the Form ADV for each investment manager and sub-adviser to the Funds; (6) financial statements for ING Investments and the sub-adviser to the Funds; and (7) other information relevant to their evaluations.


      The Board was also provided with narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of investment management and sub-advisory agreements, if applicable, including an analysis for each Fund of how performance and fees compare to its selected peer group and designated benchmarks.

      The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, in relation to approving the ING MidCap Value Choice and ING SmallCap Value Choice Funds' Sub-Advisory Agreement.

      On November 10, 2004, in reaching a decision to engage NWQ as each Fund's sub-adviser, the Board, including a majority of the Independent Trustees, considered the composite performance of portfolios managed by NWQ with similar investment styles to that of each Fund. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by the proposed Sub-Adviser in managing international equities, the consistency of that process over time, and measures used to address the risks of international equities; (2) the Adviser's view of the reputation of NWQ; (3) NWQ's experience and skill in managing large cap value and international accounts, including NWQ's performance track record with other comparable accounts; (4) the nature and quality of the services to be provided by NWQ; (5) the addition of an exclusivity provision in the proposed Sub-Advisory Agreement; (6) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided; (7) NWQ's track record in managing the risks and volatility inherent in international and global funds; (8) the qualifications of NWQ's personnel, portfolio management capabilities and investment methodologies; (9) NWQ's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (10) NWQ's financial condition; (11) the costs for the services to be provided by NWQ and the fact that these costs will be paid by the Adviser and not directly by the Funds; (12) the consistency in investment style and portfolio turnover rates experienced over time by other international and domestic equity portfolios managed by NWQ; (13) the appropriateness of the selection of NWQ and the employment of the proposed investment strategy in light of each Fund's investment objective and its current and prospective investor base; and (14) NWQ's Code of Ethics and related procedures for complying therewith. The Board also considered the advisory fee to be retained by

ING Investments for its oversight and monitoring services that will be provided to each Fund.

      During the course of its deliberations, the Board reached the following conclusions regarding NWQ and the proposed Sub-Advisory Agreement, among others:
(1) NWQ is qualified to manage each Fund's assets in accordance with the investment objectives and the investment strategies; (2) the proposed investment strategies are appropriate for pursuing long-term capital appreciation through a fund that can invest throughout the world and is consistent with the interests of current and prospective investors in the Funds; (3) the proposed investment strategy would not materially affect the current risk profile of the Funds; (4) NWQ is expected to execute the proposed investment strategies consistently over time; (5) after reviewing the financial statements of both NWQ and its parent company, Nuveen Investments, the Board concluded that NWQ has sufficient financial resources available to it to fulfill its commitments to the Funds under the proposed Sub-Advisory Agreement; (6) NWQ is expected to diversify each Fund's portfolio as part of a risk control strategy; (7) the exclusivity provisions included in the proposed Sub-Advisory Agreement with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Funds with the opportunity to realize asset growth during the exclusivity period; (8) NWQ is likely to manage the assets with a portfolio turnover rate that is relatively low for international and global funds; and (9) the Board took into account the complexity and quality of the investment management services utilized by the Funds and believes the compensation to be paid by the Adviser under the proposed Sub-Advisory Agreement is fair and reasonable in relation to the services to be provided by NWQ, the compensation paid to the current Sub-Adviser, ING IM and various industry averages for similar funds.

      Each Investment Management Agreement is terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon notice given by the Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

                                  ADVISER FEES

      The Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser (if any). For its services, each Fund pays the Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

FUND                         ANNUAL INVESTMENT MANAGEMENT FEE
----                         --------------------------------
Convertible                  0.75% of the first $500 million of the Fund's average daily net assets,
                             0.675% of the next $500 million of average daily net assets, and
                             0.65% of the average daily net assets in excess of $1 billion.

Disciplined LargeCap         0.70% of the Fund's average daily net assets.

Equity and Bond              0.75% of the first $500 million of the Fund's average daily net assets,
                             0.675% of the Fund's next $500 million of average daily net assets, and
                             0.65% of the Fund's average daily net assets in excess of $1 billion.

Financial Services           1.00% of the first $30 million of the Fund's average daily net assets,
                             0.75% of the Fund's next $95 million of average daily net assets, and
                             0.70% of the Fund's average daily net assets in excess of $125 million.

LargeCap Growth              0.75% of the first $500 million of the Fund's average daily net assets,
                             0.675% of the next $500 million of average daily net assets, and
                             0.65% of the average daily net assets in excess of $1 billion.

FUND                         ANNUAL INVESTMENT MANAGEMENT FEE
----                         --------------------------------
LargeCap Value               0.90% on the first $50 million of the Fund's average daily net assets,
                             0.85% on the next $450 million of the Fund's average daily net assets, and
                             0.80% of the Fund's average daily net assets thereafter.

MagnaCap                     1.00% on the first $30 million of the Fund's average daily net assets,
                             0.75% on the next $220 million of average daily net assets,
                             0.625% on the next $200 million of average daily net assets, and
                             0.50% of the average daily net assets in excess of $450 million.

MidCap Opportunities         1.00% on the first $500 million of the Fund's average daily net assets; and
                             0.90% of the Fund's average daily net assets thereafter.

MidCap Value                 1.00% on the first $50 million of the Fund's average daily net assets; and
                             0.90% of the Fund's average daily net assets thereafter.

MidCap Value Choice          1.00% of the Fund's average daily net assets.

Real Estate                  0.70% of the Fund's average daily net assets.

SmallCap Opportunities       1.00% of first $100 million of the Fund's average daily net assets,
                             0.90% on the next $150 million of the Fund's average daily net assets,
                             0.80% on the next $250 million of the Fund's average daily net assets, and
                             0.75% of the Fund's average daily net assets in excess of $500 million.

SmallCap Value               1.00% on the first $50 million of the Fund's average daily net assets, and
                             0.90% of the Fund's average daily net assets thereafter.

SmallCap Value Choice        1.00% of the Fund's average daily net assets.

                      TOTAL ADVISORY FEES PAID BY THE FUNDS

      The following charts set forth the total amounts the Funds paid to the Adviser for the last three fiscal years:


                                                          MAY 31
                                       ------------------------------------------------
          FUND                            2005             2004                 2003
-------------------------              ----------       ----------          -----------
Disciplined LargeCap                   $  402,970       $  574,148          $   621,856
Convertible                            $1,443,948       $1,587,598          $ 1,445,588
Equity and Bond (1)                    $  479,318       $  544,613          $   663,570
Financial Services                     $2,301,667       $2,433,115          $ 2,320,797
LargeCap Growth                        $2,347,100       $1,902,636          $ 1,411,271
MagnaCap                               $2,696,922       $2,380,107          $ 1,827,489
MidCap Opportunities                   $4,084,727       $2,104,407          $ 1,844,018
LargeCap Value(2)                      $  272,932       $   16,252(3)               N/A
MidCap Value                           $1,446,144       $  769,078          $   340,332
MidCap Value Choice (4)                $   10,282(5)           N/A                  N/A
Real Estate(6)                         $1,559,453       $1,158,314          $   440,210(7)
SmallCap Value                         $1,348,500       $  536,940          $   304,618
SmallCap Value Choice (4)              $    9,904(5)           N/A                  N/A
SmallCap Opportunities                 $2,080,384       $2,705,990          $ 3,072,328


----------
(1)   Formerly known as the Pilgrim Balanced Fund and ING Equity and Income
      Fund.

(2)   LargeCap Value Fund commenced operations on February 1, 2004.

(3)   Reflects the four-month period from February 1, 2004 to May 31, 2004.

(4) MidCap Value Choice Fund and SmallCap Value Choice Fund commenced operations on February 1, 2005.

(5)   Reflects four-month period from February 1, 2005 to May 31, 2005.

(6)   Formerly known as CRA Realty Shares Portfolio.

(7) Real Estate Fund changed its fiscal year end to May 31 from October 31. Reflects seven-month period from November 1, 2002 to May 31, 2003.

                             SUB-ADVISORY AGREEMENTS


      The Investment Management Agreements for each of the Funds provide that the Adviser, with the approval of a Company's Board, may select and employ investment advisers to serve as sub-advisers for any of the Funds, and shall monitor the sub-advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Adviser pays all of its expenses arising from the performance of its obligations under each Investment Management Agreement, including all fees payable to the sub-advisers, executive salaries and expenses of the Directors/Trustees and officers of a Company who are employees of the Adviser or its affiliates. Each sub-adviser pays all of its expenses arising from the performance of its obligations under the relevant Sub-Advisory Agreements.



      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value ("NAV"); taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Company who are not employees of the Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.


      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Adviser, the Directors/Trustees, on behalf of a Fund, or the shareholders of a Fund upon 60 days' prior written notice. Otherwise, after an initial term, the Sub-Advisory Agreements will remain in effect from year to year, subject to the annual approval of the appropriate Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.


      Equity Trust and the Adviser have received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory agreements on behalf of LargeCap Value Fund, MidCap Value Choice and SmallCap Value Choice Funds ("sub-advisory agreements") and to make material changes on behalf of LargeCap Value Fund, MidCap Value Choice and SmallCap Value Choice Funds (collectively, "Manager-of-Managers Funds") to sub-advisory agreements with the approval of the Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended sub-advisory agreements with sub-advisers on behalf of the Manager-of-Managers Funds. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within 90 days of the change. The Adviser remains responsible for providing general management services to the Manager-of-Managers Funds, including overall supervisory responsibility for the general management and investment of the Manager-of-Managers Funds' assets, and, subject to the review and approval of the Board, will among other things: (i) set the Manager-of-Managers Funds' overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Manager-of-Managers Funds' assets; (iii) when appropriate, allocate and reallocate the Manager-of-Managers Funds' assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Manager-of-Managers Funds' investment objectives, policies, and restrictions.

      Pursuant to a Sub-Advisory Agreement between the Adviser and Wellington Management, Wellington Management acts as Sub-Adviser to LargeCap Growth Fund. In this capacity, Wellington Management, subject to the supervision and control of the Adviser and the Trustees of the Fund, manages the Fund's portfolio investments consistently with its investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. Wellington Management's principal address is 75 State Street, Boston, Massachusetts 02109. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions.

      Pursuant to a Sub-Advisory Agreement between the Adviser and ING IM, ING IM acts as Sub-Adviser to Convertible, Disciplined LargeCap, Equity and Bond, Financial Services, MidCap Opportunities, SmallCap Opportunities, and MagnaCap Funds. In this capacity, ING IM, subject to the supervision and control of the Adviser and the Directors/Trustees of the Funds, on behalf of each Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. ING IM, a Connecticut corporation is located at 230 Park Avenue, New York, NY 10169. ING IM is an affiliate of the Adviser and an indirect, wholly-owned subsidiary of ING Groep N.V.

      Pursuant to a Sub-Advisory Agreement between the Adviser and Brandes, Brandes acts as Sub-Adviser to the LargeCap Value Fund, MidCap Value Fund and the SmallCap Value Fund. In this capacity, Brandes, subject to the supervision and control of the Adviser and the Trustees of the Funds, manages each Fund's portfolio investments in a manner consistent with each Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. Brandes' address is 11988 El Camino Real Suite 500, P.O. Box 919048, San Diego, California 92191. Charles Brandes, who controls the general partnership of Brandes, serves as one of the Managing Directors of Brandes.

      Pursuant to a Sub-Advisory Agreement between the Adviser and INGCRES, INGCRES acts as Sub-Adviser to Real Estate Fund. In this capacity, INGCRES, subject to the supervision and control of the Adviser and the Trustees of the Fund, manages the Fund's portfolio of investments in a manner consistent with the Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. Located at 259 N. Radnor-Chester Road, Radnor, PA 19087, INGCRES is in the business of providing investment advice to institutional and individual clients. INGCRES is an affiliate of the Adviser and an indirect, wholly-owned subsidiary of ING Groep N.V.


      Pursuant to a Sub-Advisory Agreement between the Adviser and NWQ, NWQ acts as Sub-Adviser to ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund. In this capacity, NWQ, subject to the supervision and control of the Adviser and the Trustees of the Funds, manages each Fund's portfolio investments consistently with its investment objective and executes the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. The principal address of NWQ is 2049 Century Park East, 16th Floor, Los Angeles, California 90067. NWQ is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. NWQ is a wholly owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minority interest owned by certain members of NWQ.



      As compensation to each Sub-Adviser for its services, the Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:



         FUND                                           ANNUAL SUB-ADVISORY FEE
------------------------            -----------------------------------------------------------------------
Convertible (1)                     0.3375% of first $500 million of Fund's average daily net assets;
                                    0.3038% of next $500 million of Fund's average daily net assets; and
                                    0.2925% in excess of $1 billion of Fund's average daily net assets.

Disciplined LargeCap (1)            0.3150% of the Fund's average daily net assets

Equity and Bond (1)                 0.3375% of first $500 million of Fund's average daily net assets;
                                    0.3038% of next $500 million of Fund's average daily net assets; and
                                    0.2925% in excess of $1 billion of Fund's average daily net assets.

Financial Services (1)              0.45% of first $30 million of Fund's average daily net assets;
                                    0.3375% of next $95 million of Fund's average daily net assets; and
                                    0.3150% in excess of $125 million of Fund's average daily net assets.

LargeCap Growth(2)                  0.45% of first $100 million of Fund's average daily net assets;
                                    0.30% of next $1.4 billion of Fund's average daily net assets; and
                                    0.25% in excess of $1.5 billion of Fund's average daily net assets

LargeCap Value                      0.50% of first $50 million of the Fund's average daily net assets; and
                                    0.40% of the Fund's average daily net assets in excess of $50 million.

          FUND                                              ANNUAL SUB-ADVISORY FEE
--------------------------          ---------------------------------------------------------------------------
MagnaCap (1)                        0.45% of first $30 million of Fund's average daily net assets;
                                    0.3375% on the next $220 million of Fund's average daily net assets;
                                    0.2813% on the next $200 million of Fund's daily net assets; and
                                    0.225% in excess of $450 million of Fund's daily net assets.

MidCap Opportunities (1)            0.45% of first $500 million of the Fund's average daily net assets; and
                                    0.405% of the Fund's average daily net assets thereafter.

MidCap Value                        0.70% on the first $50 million of the Fund's average daily net assets; and
                                    0.60% in excess of $50 million of the Fund's average daily net assets.

MidCap Value Choice                 0.50% on the first $250 million the Fund's average daily net assets; and
                                    0.55% thereafter at any aggregate asset level

SmallCap Opportunities (1)          0.45% of first $100 million of the Fund's average daily net assets; and
                                    0.4050% on the next $150 million of the Fund's average daily net assets;
                                    0.36% on the next $250 million of the Fund's average daily net assets; and
                                    0.3375% in excess of $500 million of the Fund's average daily net assets.

SmallCap Value                      0.70% on the first $50 million of the Fund's average daily net assets; and
                                    0.60% in excess of $50 million of the Fund's average daily net assets.

SmallCap Value Choice               0.50% on the first $150 million the Fund's average daily net assets; and
                                    0.60% thereafter at any aggregate asset level

Real Estate                         0.70% of the net assets of the Fund's predecessor Fund (CRA Realty Shares
                                    Fund) 0.70% of additional assets raised subsequent to ING Investments becoming the Fund's Adviser and generated through non-retail consultants and
                                    0.35% of additional assets raised subsequent to ING Investments becoming the
                                    Fund's Adviser and not generated through non-retail consultants.


----------
(1)   Effective August 1, 2003, ING IM began sub-advising the Fund.

(2)   Assets aggregated with ING VP LargeCap Growth Portfolio to determine fee.

                   TOTAL SUB-ADVISORY FEES PAID BY THE ADVISER
                         DURING THE FISCAL PERIOD ENDED:


                                                     MAY 31,
                                 -----------------------------------------------
           FUND                     2005              2004               2003
-------------------------        ----------        ----------          ---------
Convertible                      $  649,776        $  604,004(1)             N/A
Disciplined LargeCap             $  181,337        $  202,621(1)       $ 177,673
Equity and Bond                  $  215,693        $  204,211(1)             N/A
Financial Services               $1,035,750        $  918,972(1)             N/A
LargeCap Growth                  $1,088,839        $  911,304(2)             N/A
LargeCap Value Fund(3)           $  151,631        $    9,019(4)             N/A
MagnaCap                         $1,213,673        $  936,721(1)             N/A
MidCap Opportunities             $1,838,127        $  899,975(1)             N/A
MidCap Value                     $  980,762        $  515,957(2)       $ 252,568
MidCap Value Choice (5)          $    5,141(6)            N/A                N/A
Real Estate                      $1,260,095        $1,048,943          $ 432,793
SmallCap Opportunities           $  936,216        $1,012,642(1)             N/A
SmallCap Value                   $  915,666        $  367,658(2)       $ 223,186
SmallCap Value Choice (5)        $    4,952(6)            N/A                N/A


----------
(1)   Reflects the ten-month period from August 1, 2003 - May 31, 2004.

(2) Not included in the fees above, but paid/recouped to/from the respective Sub-Adviser were the following: for MidCap Value Fund, $66,274 was paid for fees due February 2002 - February 2003; for SmallCap Value Fund, $56,986 was
      paid for fees due February 2002 - February 2003; and for LargeCap Growth Fund, $44,392 was recouped due to Proxy fees incurred in November 2003.

(3)   LargeCap Value Fund commenced operations on February 1, 2004.

(4)   Reflects the four-month period from February 1, 2004 - May 31, 2004.

(5) MidCap Value Choice Fund and SmallCap Value Choice Fund commenced operations on February 1, 2005.

(6)   Reflects the four-month period from February 1, 2005 - May 31, 2005.

                               PORTFOLIO MANAGERS

ING CONVERTIBLE FUND, ING DISCIPLINED LARGECAP FUND, ING EQUITY AND BOND FUND, ING FINANCIAL SERVICES FUND, ING MAGNACAP FUND, ING MIDCAP OPPORTUNITIES FUND AND ING SMALLCAP OPPORTUNITIES FUND

Other Accounts Managed


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of May 31, 2005.



                                                            OTHER POOLED INVESTMENT
                        REGISTERED INVESTMENT COMPANIES     VEHICLES                        OTHER ACCOUNTS
                        -------------------------------     ---------------------------     -----------------------------
                        NUMBER OF       TOTAL ASSETS        NUMBER OF     TOTAL ASSETS      NUMBER OF      TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS        (IN BILLIONS)       ACCOUNTS      (IN BILLIONS)     ACCOUNTS       (IN BILLIONS)
-----------------       ---------     -----------------     ---------    --------------     ---------      --------------

Jeff Bianchi                4         $     756,724,512         3        $  416,960,399        65          $2,101,083,415

Douglas E. Cote            52         $  11,583,269,926        18        $3,337,073,432        53          $4,026,157,871

Mary Ann Fernandez         45         $   7,478,001,384         0                   N/A                0              N/A

James Kauffmann            50         $   7,485,038,089        15        $1,816,829,588        26 (1)      $7,632,807,929

Robert M. Kloss             2         $     317,259,548         0                   N/A         0                     N/A

Scott Lewis                 4         $     622,590,273         2        $  200,626,125         1          $   43,532,272

Shiv Mehta                 45         $   7,478,001,384         0                   N/A         0                     N/A

Steven L. Rayner            2         $     317,259,548         0                   N/A         0                     N/A

Anuradha Sahai              2         $     171,100,782         0                   N/A         0                     N/A

Steve Salopek               4         $     946,900,177         0                   N/A         0                     N/A

Richard Welsh               4         $     756,724,512         3        $  416,960,399        65          $2,101,083,415

Hugh T.M. Wheelan          52         $  11,583,269,926        18        $3,337,073,432        53 (2)      $4,026,157,871

James A. Vail               6         $     472,490,467         0                   N/A         2          $    8,392,185

(1) One of these accounts, with total assets of $159,525,132 has an advisory fee that is also based on the performance of the account.



(2) Five of these accounts, with total assets of $658,667,331 have an advisory fee that is also based on the performance of the account.



Compensation Structure of Portfolio Managers



      Compensation for ING Convertible Fund, ING Disciplined LargeCap Fund, ING Equity and Bond Fund, ING Financial Services Fund, ING MagnaCap Fund, ING MidCap Opportunities Fund and ING SmallCap Opportunities Fund:



      Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.



      The Portfolio Managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (the Russell 2000 Growth Index for Mr. Salopek as Portfolio Manager for MidCap Opportunities Fund; the Russell Midcap Growth Index for Mr. Welsh and Mr. Bianchi as Portfolio Managers for SmallCap Opportunities Fund; the S&P 500 Index for Mr. Cote and Mr. Whelan as Portfolio Managers of Disciplined LargeCap Fund; the S&P Financials Index for Mr. Kloss and Mr. Rayner as Portfolio Managers of Financial Services Fund; the Russell 1000 Value Index for Mr. Lewis as Portfolio Manager of MagncaCap Fund; and ML Convertible Index for Ms. Sahai as Portfolio Manager of Convertible Fund; and the S&P 500 Index and LBAB Index for Ms. Fernandez, Mr. Kauffmann, Mr. Mehta and Mr. Vail as Portfolio Managers for ING Equity and Bond Fund) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.


      Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

      Portfolio Managers whose fixed base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Description of Material Conflicts of Interest

      A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

      A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

      A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

      A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

      As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Ownership of Securities


      The following table shows the dollar range of shares of the Funds owned by each portfolio manager as of May 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:



PORTFOLIO MANAGER           FUND                             DOLLAR RANGE OF FUND SHARES OWNED
-----------------           ----                             ---------------------------------
David C. Campbell           None                             N/A
Douglas E. Cote             None                             N/A
Mary Ann Fernandez          None                             N/A
James Kauffmann             None                             N/A
Robert M. Kloss             None                             N/A
Scott Lewis                 None                             N/A
Shiv Mehta                  None                             N/A
Matthew S. Price            ING Financial Services Fund      $10,001 - $50,000
Steven L. Rayner            ING Financial Services Fund      $10,001 - $50,000
Anuradha Sahai              ING Convertible Fund             $1 - $10,000
Hugh T.M. Wheelan           None                             N/A
James A. Vail               None                             N/A

ING REAL ESTATE FUND

Other Accounts Managed


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of May 31, 2005.



                                                            OTHER POOLED INVESTMENT
                        REGISTERED INVESTMENT COMPANIES     VEHICLES                      OTHER ACCOUNTS
                        -------------------------------     -------------------------     ----------------------------
                        NUMBER OF         TOTAL ASSETS      NUMBER OF   TOTAL ASSETS      NUMBER OF      TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS          (IN MILLIONS)     ACCOUNTS    (IN MILLIONS)     ACCOUNTS       (IN MILLIONS)
-----------------       ---------         -------------     ---------   -------------     ---------      -------------
T. Ritson Ferguson          4             $     3,696.7         4       $       169.2         45         $     2,448.8

Joseph P. Smith             4             $     3,696.7         4       $       169.2         45         $     2,448.8

Sherry L. Rexroad           4             $     3,696.7         4       $       169.2         45         $     2,448.8


Compensation

      There are three pieces of compensation for portfolio managers - fixed-based salary, bonus and deferred compensation. Fixed-based salary is set and market competitive. Bonus and deferred compensation is based upon a variety of factors, one of which is performance across all accounts.

Description of Material Conflicts of Interest

      A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

      A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

      A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

      A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.

Ownership of Securities


      The following table shows the dollar range of shares of ING Real Estate Fund owned by each portfolio manager as of May 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



Portfolio Manager            Dollar Range of Fund Shares Owned
-----------------            ---------------------------------
T. Ritson Ferguson           None
Joseph P. Smith              None
Sherry L. Rexroad            $50,001 - $100,000

ING LARGECAP GROWTH FUND

Other Accounts Managed


The following table shows the number of accounts and total assets in the accounts managed by each portfolio managers as of May 31, 2005.



                                                            OTHER POOLED INVESTMENT
                        REGISTERED INVESTMENT COMPANIES     VEHICLES                        OTHER ACCOUNTS
                        -------------------------------     ------------------------------  -------------------------------
                        NUMBER OF     TOTAL ASSETS          NUMBER OF     TOTAL ASSETS      NUMBER OF      TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS      ($ IN MILLIONS)*      ACCOUNTS      ($ IN MILLIONS)*  ACCOUNTS (1)   ($ IN MILLIONS)*
-----------------       ---------     ----------------      ---------     ----------------  ------------   ----------------
John A. Boselli             9           $    2,442.5            7              846.7              33            5,232.5

Andrew J. Shilling          9           $    2,442.5            7              846.7              47            5,236.2



* Assets are rounded to the nearest one hundred thousand dollars



(1) Of these Other Accounts, 1 with total assets of $296.4 million has an advisory fee based on performance.



Compensation


      LargeCap Growth Fund pays Wellington Management a fee based on the assets under management of LargeCap Growth Fund as set forth in the Sub-Advisory Agreement between Wellington Management and ING Investments on behalf of LargeCap Growth Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to LargeCap Growth Fund. The following information relates to the period ended May 31, 2005.


      Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the portfolio managers listed in the prospectus ("Portfolio Managers") includes a base salary and incentive components. Each Portfolio Manager's base salary is determined by the Managing Partners of Wellington Management. It is generally a fixed amount that may change as a result of an annual review. The Portfolio Managers are eligible to receive an incentive payment based on the revenues earned by Wellington Management from the LargeCap Growth fund and generally each other fund managed by such Portfolio Manager. Each Portfolio Manager's incentive payment relating to the LargeCap Growth Fund is linked to the gross pre-tax performance of the LargeCap Growth Fund compared to the Russell 1000 Growth Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and ratios may differ) to other funds managed by these Portfolio Managers, including funds with performance fees. The Portfolio-based incentives across all funds managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. The Portfolio Managers, as partners of Wellington Management, are also eligible to participate in a partner-funded tax qualified retirement plan, that contributions to which are made pursuant to an actuarial formula.

Description of Material Conflicts of Interest

      The Portfolio Managers manage multiple funds for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Portfolio Manager generally manages funds in several different investment styles. These funds may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of LargeCap Growth Fund. The Portfolio Managers make investment decisions for each fund, including LargeCap Growth Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that fund. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one fund and not another fund, and the performance of securities purchased for one fund may vary from the performance of securities purchased for other funds. A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the LargeCap Growth Fund, or make investment decisions that are similar to those made for the LargeCap Growth Fund, both of which have the potential to adversely impact the LargeCap Growth Fund depending on market conditions. For example, a Portfolio Manager may purchase a security in one fund while appropriately selling that same security in another fund. In addition, some of these funds have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the LargeCap Growth Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager.

      Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single fund, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.

Ownership of Securities

The following table shows each portfolio manager's ownership of shares of ING LargeCap Growth Fund as of May 31, 2005:


PORTFOLIO MANAGER            DOLLAR RANGE OF FUND SHARES OWNED
-----------------            ---------------------------------
John A.  Boselli             None

Andrew J. Shilling           $100,001 - $500,000

ING LARGECAP VALUE FUND

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each team member as of June 30, 2005.


                                                            OTHER POOLED INVESTMENT
                        REGISTERED INVESTMENT COMPANIES     VEHICLES                        OTHER ACCOUNTS
                        -------------------------------     ---------------------------     -----------------------------
                        NUMBER OF         TOTAL ASSETS      NUMBER OF     TOTAL ASSETS      NUMBER OF       TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS          (IN MILLIONS)     ACCOUNTS      (IN MILLIONS)     ACCOUNTS*       (IN MILLIONS)
-----------------       ---------         -------------     ---------     -------------     ---------       -------------
Glenn Carlson              12               $  9,966            54           $ 9,939         17,791         $      74,927

Douglas Edman               9               $  9,556            34           $ 8,969         16,345         $      70,064

Amelia Morris              12               $  9,966            54           $ 9,939         17,791         $      74,927

William Pickering          12               $  9,966            54           $ 9,939         17,791         $      74,927

Brent Woods                12               $  9,966            54           $ 9,939         17,791         $      74,927



* Brandes manages 20 accounts for which it receives an advisory fee based on the performance of the account.


Compensation

The firm's compensation structure for portfolio managers/analysts is three-fold:

      -     Competitive base salaries

      -     Participation in an annual bonus plan

      - Eligibility for participation in the firm's equity through partnership or phantom equity


Compensation is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals. There is no difference in methodology of compensation in connection with other accounts.


Description of Material Conflicts of Interest


For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where the Advisor is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts. Additionally, Brandes' internal controls are tested on a routine schedule as part of the firm's Compliance Monitoring Program.


Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account. If the Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

Investment in the Fund. Members of the Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts.

Ownership of Securities


      The following table shows the dollar range of shares of the Fund owned by each team member as of June 30, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:



PORTFOLIO MANAGER                DOLLAR RANGE OF FUND SHARES OWNED
-----------------                ---------------------------------
Glenn Carlson                    None
Douglas Edman                    None
Amelia Morris                    None
William Pickering                None
Brent Woods                      None


ING MIDCAP VALUE FUND

Other Accounts Managed


The following table shows the number of accounts and total assets in the accounts managed by each team manager as of June 30, 2005.



                                                            OTHER POOLED INVESTMENT
                        REGISTERED INVESTMENT COMPANIES     VEHICLES                        OTHER ACCOUNTS
                        -------------------------------     ---------------------------     ----------------------------
                        NUMBER OF         TOTAL ASSETS      NUMBER OF     TOTAL ASSETS      NUMBER OF      TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS          (IN MILLIONS)     ACCOUNTS      (IN MILLIONS)     ACCOUNTS*      (IN MILLIONS)
-----------------       ---------         -------------     ---------     -------------     ---------      -------------
Charles Brandes            12                 $9,966           54            $9,939           17,791           $74,927

Ted Kim                     1                 $  153            5            $  217              991           $ 2,973

Eric Cox                    1                 $  153            5            $  217              991           $ 2,973

Barbara Kyrillos            1                 $  153            5            $  217              991           $ 2,973

Ken Little                  1                 $  153            5            $  217              991           $ 2,973



* Brandes manages 20 accounts for which it receives an advisory fee based on the performance of the account.



Compensation


The firm's compensation structure for portfolio managers/analysts is three-fold:

      -     Competitive base salaries

      -     Participation in an annual bonus plan

      - Eligibility for participation in the firm's equity through partnership or phantom equity

Compensation is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals. There is no difference in methodology of compensation in conncection with the other accounts.


Description of Material Conflicts of Interest

For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where the Advisor is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts. Additionally, Brandes' internal controls are tested on a routine schedule as part of the firm's Compliance Monitoring Program.


Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account. If the Mid Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.



Investment in the Fund. Members of the Mid Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts.


Ownership of Securities


      The following table shows the dollar range of shares of the Fund owned by each team member as of June 30, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:



PORTFOLIO MANAGER                DOLLAR RANGE OF FUND SHARES OWNED
-----------------                ---------------------------------
Charles Brandes                  None
Ted Kim                          None
Eric Cox                         None
Barbara Kyrillos                 None
Ken Little                       None


ING SMALLCAP VALUE FUND

Other Accounts Managed


The following table shows the number of accounts and total assets in the accounts managed by each team member as of June 30, 2005.

                                                            OTHER POOLED INVESTMENT
                        REGISTERED INVESTMENT COMPANIES     VEHICLES                        OTHER ACCOUNTS
                        -------------------------------     ---------------------------     ----------------------------
                        NUMBER OF         TOTAL ASSETS      NUMBER OF     TOTAL ASSETS      NUMBER OF      TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS          (IN MILLIONS)     ACCOUNTS      (IN MILLIONS)     ACCOUNTS       (IN MILLIONS)
-----------------       ---------         -------------     ---------     -------------     ---------      -------------
Ralph Birchmeier            1                $  144             7             $  623            202           $ 1,575

Bob Gallagher              12                $9,966            54             $9,939         17,857           $74,927

Jeff Meyer                  1                $  144             7             $  623            202           $ 1,575

William Pickering          12                $9,966            54             $9,939         17,857           $74,927

Luiz Sauerbronn             1                $  144             7             $  623            202           $ 1,575



* Brandes manages 20 accounts for which it receives an advisory fee based on the performance of the account.



Compensation


The firm's compensation structure for portfolio managers/analysts is three-fold:

      -     Competitive base salaries

      -     Participation in an annual bonus plan

      - Eligibility for participation in the firm's equity through partnership or phantom equity


Compensation is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals. There is no difference in the methodology of compensation in connection with the other accounts.


Description of Material Conflicts of Interest

For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where the Advisor is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts. Additionally, Brandes' internal controls are tested on a routine schedule as part of the firm's Compliance Monitoring Program.


Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account. If the Small Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.



Investment in the Fund. Members of the Small Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts.

Ownership of Securities


      The following table shows the dollar range of shares of the Fund owned by each team member as of June 30, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:



PORTFOLIO MANAGER                DOLLAR RANGE OF FUND SHARES OWNED
-----------------                ---------------------------------
Ralph Birchmeier                 None
Bob Gallagher                    None
Jeff Meyer                       None
William Pickering                None
Luiz Sauerbronn                  None


ING MIDCAP VALUE CHOICE FUND AND ING SMALLCAP VALUE CHOICE FUND

Other Accounts Managed


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of May 31, 2005.



                                                            OTHER POOLED INVESTMENT
                        REGISTERED INVESTMENT COMPANIES     VEHICLES                        OTHER ACCOUNTS
                        -------------------------------     ---------------------------     ----------------------------
                        NUMBER OF                           NUMBER OF                       NUMBER OF
PORTFOLIO MANAGER       ACCOUNTS         TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS      ACCOUNTS       TOTAL ASSETS
-----------------       ---------        ---------------    ---------     -------------     ---------      ---------------
David B. Iben, CFA         3             $463.62 million        0              N/A             114*        $ 2.107 billion

Phyllis G. Thomas, CFA     3             $  12.4 million        0              N/A              16*        $576.77 million


* For purposes of this column, separately managed account (wrap-fee) programs in which NWQ is a manager are reported as one account per investment product.

Compensation

      NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client funds, an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to fund strategy, teamwork, collaboration and work ethic.

      The total compensation package includes the availability of an equity-like incentive for purchase (whose value is determined by the increase in profitability of NWQ over time) made to most investment professionals. NWQ is a majority-owned subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the NWQ executive committee.

Description of Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

   - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

   - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating fund transactions across multiple accounts.

   - With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

   - The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

      NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ownership of Securities


      The following table shows the dollar range of shares of the Funds owned by each portfolio manager as of May 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:



PORTFOLIO MANAGER                FUND                              DOLLAR RANGE OF FUND SHARES OWNED
----------------------           ------------------------------    ---------------------------------
David B. Iben, CFA               ING MidCap Value Choice Fund      None
Phyllis G. Thomas, CFA           ING SmallCap Value Choice Fund    None


                  DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES


      Each Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

      In addition, each Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of each month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (i.e., each Fund will post the quarter-ending June 30 holdings on August 1).

      Each Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.


      Investors (both individual and institutional), financial intermediaries that distribute each Fund's shares and most third parties may receive a Fund's annual or semi-annual shareholder reports, or view on ING's website, a Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.


      Other than in regulatory filings or on ING's website, a Fund may provide its portfolio holdings to certain third parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, a Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which information is requested and the date the information is provided. Specifically, a Fund's disclosure of its portfolio holdings may include disclosure:

   - To the Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;

   - To financial printers for the purpose of preparing Fund regulatory filings;

   -  For the purpose of due diligence regarding a merger or acquisition;

   - To a new adviser or sub-adviser prior to the commencement of its management of the Fund;

   - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more data from the Funds than is posted on the Funds' website;

   - To consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in the Funds;

   - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund;

   - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders; or

   - To certain third parties, on a weekly basis with no lag time, that have financed a Fund's Class B shares.

      In instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

      The Funds' Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's adviser, sub-adviser, principal underwriter or any affiliated person of a Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize the Fund's administrator to implement the Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser(s), principal underwriter and their affiliates. The Board has authorized the senior officers of the Fund's administrator to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Funds' administrator reports quarterly to the Board regarding the implementation of such policies and procedures.

      Each Fund has the following ongoing arrangements with certain third parties to provide such Fund's portfolio holdings:

                                                                                            TIME LAG BETWEEN DATE OF
                                                                                            INFORMATION AND DATE
PARTY                                 PURPOSE                    FREQUENCY                  INFORMATION RELEASED
-----------------------------------   ------------------------   ---------                  ------------------------
Societe Generale Constellation        Class B shares financing   Weekly                     None

Institutional Shareholder Services,   Proxy Voting & Class       Daily                      None
Inc.                                  Action Services

Charles River Development             Compliance                 Daily                      None

      All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders. The Funds' Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Funds will be disclosed to the Funds' Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Funds, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                             PROXY VOTING PROCEDURES


      The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures, which require the Adviser to vote proxies in accordance with the Funds' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation, Proxy and Brokerage Committee to oversee the implementation of the Funds' proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of the Adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).


                                  ADMINISTRATOR

      ING Funds Services, LLC ("Administrator") serves as administrator for all Funds, except Financial Services Fund and MagnaCap Fund, pursuant to various Administrative Services Agreements with each Company. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Adviser under the Investment Management Agreements, the Sub-Adviser under the Sub-Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds and provides office space for the Trust. The Administrator is an affiliate of the Adviser.

      MidCap Opportunities and SmallCap Opportunities also pay the administrator an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.


     TOTAL ADMINISTRATIVE FEES PAID BY THE FUNDS FOR THE FISCAL YEARS ENDED:



                                                                      MAY 31,
                                                ------------------------------------------------
           FUND                                   2005                2004                2003
--------------------------                      --------            --------            --------
Disciplined LargeCap                            $ 57,567            $ 82,019            $127,997
LargeCap Value(1)                               $ 30,326            $  1,806(2)              N/A
MidCap Opportunities (3)                        $789,218            $326,686            $368,961
MidCap Value                                    $155,125            $ 76,907            $ 34,033
MidCap Value Choice(4)                          $  1,028(5)              N/A                 N/A
Real Estate                                     $222,777            $165,471            $ 62,885(6)
SmallCap Opportunities (3)                      $457,100            $556,056            $662,980
SmallCap Value                                  $144,418            $ 53,693            $ 30,462
SmallCap Value Choice(4)                        $    990(5)              N/A                 N/A


----------
(1)   LargeCap Value Fund commenced operations on February 1, 2004.

(2)   Reflects the four-month period from February 1, 2004 to May 31, 2004.

(3) Includes an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

(4) MidCap Value Choice Fund and SmallCap Value Choice Fund commenced operations on February 1, 2005.

(5)   Reflects the four-month period from February 1, 2005 to May 31, 2005.

(6) Real Estate Fund changed its fiscal year end to May 31 from October 31. Reflects the seven-month period from November 1, 2002 to May 31, 2003.

      The Administrator serves as Shareholder Service Agent for Financial Services and MagnaCap Funds pursuant to a Shareholder Service Agreement ("Agreement"). Under the terms of the Agreement, The Administrator has agreed to: (1) review, respond to and process correspondence from former, existing or new shareholder accounts and (2) receive and respond, in writing if necessary, to telephone calls pertaining to any former, existing or new shareholder accounts and maintain prior recordkeeping regarding such calls and responses. The Agreement does not provide for any services required to be provided by a registered broker-dealer or registered transfer agent.


     ADMINISTRATIVE AND SHAREHOLDER SERVICING FEES PAID BY CONVERTIBLE FUND,
                  EQUITY AND BOND FUND AND LARGECAP GROWTH FUND


                                             MAY 31,
                       ---------------------------------------------------
      FUND                 2005               2004                2003
----------------       -----------         -----------         -----------
 Convertible           $   192,524         $   211,676         $   192,745

 Equity and Bond       $    63,908         $    72,614         $    88,476

 LargeCap Growth       $   312,943         $   253,681         $   188,169



  SHAREHOLDER SERVICING FEES PAID BY FINANCIAL SERVICES FUND AND MAGNACAP FUND



                                       MAY 31,
                       --------------------------------------
       FUND            2005           2004             2003
------------------     ----         --------         --------
Financial Services     $ 6,985      $ 13,798         $ 13,848
MagnaCap               $ 8,680      $ 14,274         $ 22,309


                          EXPENSE LIMITATION AGREEMENTS

      The Adviser has entered into expense limitation agreements with the Funds (except Disciplined LargeCap, Financial Services, MagnaCap, and SmallCap Opportunities Funds) pursuant to which the Adviser, and Sub-Adviser, as applicable, has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of these Funds which exclude interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Adviser or Sub-Adviser do not exceed the following expense limitations:

          FUND                      CLASS A     CLASS B     CLASS C     CLASS I      CLASS M     CLASS O     CLASS Q
------------------------            -------     -------     -------     -------      -------     -------     -------
Convertible (1)                      1.60%       2.25%       2.25%        N/A          N/A         N/A        1.50%
Equity and Bond (1)                  1.60%       2.25%       2.25%        N/A          N/A         N/A        1.50%
LargeCap Growth                      1.45%       2.10%       2.10%       1.10%         N/A         N/A        1.35%
LargeCap Value                       1.45%       2.20%       2.20%       1.20%         N/A         N/A         N/A
MidCap Opportunities (1)             1.75%       2.45%       2.45%       1.45%         N/A         N/A        1.60%
MidCap Value                         1.75%       2.50%       2.50%       1.50%         N/A         N/A        1.75%

      FUND                   CLASS A     CLASS B     CLASS C     CLASS I      CLASS M     CLASS O     CLASS Q
------------------------     -------     -------     -------     -------      -------     -------     -------
MidCap Value Choice           1.50%       2.25%       2.25%       1.25%         N/A         N/A         N/A
Real Estate                   1.45%       2.20%       2.20%       1.00%         N/A        1.45%       1.45%
SmallCap Value                1.75%       2.50%       2.50%       1.50%         N/A         N/A        1.75%
SmallCap Value Choice         1.50%       2.25%       2.25%       1.25%         N/A         N/A         N/A

     (1) Effective January 1, 2005, pursuant to a side agreement, ING Investments, LLC has lowered the contractual expense limits for Convertible Fund, Equity and Bond Fund, and MidCap Opportunities Fund through at least December 31, 2005. The expense limits for Convertible Fund are 1.33%, 2.08%, 2.08%, and 1.33% for Class A, Class B, Class C, and Class Q shares, respectively. The expense limits for Equity and Bond Fund are 1.36%, 2.11%, 2.11%, and 1.36% for Class A, Class B, Class C, and Class Q shares, respectively. The expense limits for MidCap Opportunities Fund are 1.50%, 2.25%, 2.25%, 1.25%, and 1.50% for Class A, Class B, Class C, Class I, and Class Q shares, respectively. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if ING Investments elects to renew it. If, after December 31, 2005, ING Investments, LLC elects not to renew the side agreements the expense limits will revert to the limits listed in the table above. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.


     Effective January 1, 2005, ING Investments is effecting expense limits for ING Disciplined LargeCap Fund and ING SmallCap Opportunities Fund through December 31, 2005. The expense limits for ING Disciplined LargeCap Fund are 1.36%, 2.11%, 2.11%, and 1.11% for Class A, Class B, Class C and Class I shares, respectively. The expense limits for SmallCap Opportunities are 1.50%, 2.25%, 2.25%, 1.25%, and 1.50% for Class A, Class B, Class C, Class I, and Class Q shares, respectively. There is no guarantee that these side agreements will continue after that date. These side agreements will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.


     Each Fund set forth above may at a later date reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the agreement to a lead Independent Chairman of the Board within ninety (90) days prior to the end of the then-current term for that Fund or upon termination of the Investment Management Agreement. Each Expense Limitation Agreement may also be terminated by a Fund, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days of the end of the then-current term for a Fund.

     DISTRIBUTOR

     Shares of each Fund are distributed by ING Funds Distributor, LLC ("Distributor") pursuant to Underwriting Agreements between each Company on behalf of each Fund and the Distributor ("Underwriting Agreements"). Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended (the "1933 Act"). After an initial term, each Underwriting Agreement will remain in effect for two years and from year to year only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors/Trustees or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the ING Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the NAV of the ING Funds. The Distributor's address is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. The Distributor, a Delaware corporation, is an affiliate of the Adviser and is an indirect, wholly owned subsidiary of ING Groep N.V.

     For the fiscal year ended May 31, 2005, the Distributor received the following amounts in sales charges in connection with the sale of shares:


                                         CLASS A              CLASS B     CLASS C             CLASS M
                                -------------------------    ---------    --------    -------------------------
                                    SALES         SALES                                 SALES        SALES
                                   CHARGES       CHARGES                               CHARGES      CHARGES
                                   BEFORE         AFTER       DEFERRED    DEFERRED      BEFORE       AFTER
                                 DEALER RE-    DEALER RE-      SALES        SALES     DEALER RE-   DEALER RE-
FUND                              ALLOWANCE     ALLOWANCE     CHARGES      CHARGES    ALLOWANCE    ALLOWANCE
-------------------------        -----------   ----------    ---------    --------    ----------   -----------
Convertible                       $ 57,095      $  7,447     $ 104,867     $ 4,284        N/A          N/A
Disciplined LargeCap                 9,005         1,175        35,847         168        N/A          N/A
Equity and Bond                      9,818         1,281        43,702         635        N/A          N/A
Financial Services                 114,757        14,968        73,602           -        N/A          N/A
LargeCap Growth                    496,851        64,807       218,533      10,090        N/A          N/A
LargeCap Value                     223,856        29,199        18,739       3,294        N/A          N/A
MagnaCap                            26,550         3,463        82,753         597      1,127          161
MidCap Opportunities                82,147        10,715       239,478       3,785        N/A          N/A
MidCap Value                       483,802        63,105        78,410       9,934        N/A          N/A
MidCap Value Choice (1)             42,491         6,709           500           -        N/A          N/A
Real Estate                        407,014        53,089         7,028         488        N/A          N/A
SmallCap Opportunities              36,093         4,708        62,610       2,230        N/A          N/A
SmallCap Value                     607,060        79,182        35,773       8,314        N/A          N/A
SmallCap Value Choice (1)           42,089         6,646           230           -        N/A          N/A



     (1) LargeCap Value Choice Fund and SmallCap Value Choice Fund commenced operations on February 1, 2005.



     For the fiscal year ended May 31, 2004, the Distributor received the following amounts in sales charges in connection with the sale of shares:


                                   CLASS A              CLASS B     CLASS C            CLASS M
                          --------------------------   ---------   ---------    ----------------------
                             SALES         SALES                                 SALES        SALES
                            CHARGES       CHARGES                               CHARGES      CHARGES
                            BEFORE         AFTER        DEFERRED    DEFERRED     BEFORE       AFTER
                          DEALER RE-      DEALER         SALES        SALES    DEALER RE-    DEALER RE-
FUND                       ALLOWANCE    RE-ALLOWANCE    CHARGES      CHARGES    ALLOWANCE    ALLOWANCE
-----------------------   ----------    ------------   ---------   --------    ----------   ----------
Convertible               $  232,288    $     30,298   $ 224,296      4,761        N/A          N/A
Equity and Bond               24,966           3,256      54,911          9        N/A          N/A
Financial Services           113,485          14,802     260,247        N/A        N/A          N/A
LargeCap Growth              732,642          95,562       1,086     18,755        N/A          N/A

                                   CLASS A              CLASS B     CLASS C            CLASS M
                          --------------------------   ---------   ---------    ----------------------
                             SALES         SALES                                 SALES        SALES
                            CHARGES       CHARGES                               CHARGES      CHARGES
                            BEFORE         AFTER        DEFERRED    DEFERRED      BEFORE       AFTER
                          DEALER RE-      DEALER         SALES        SALES     DEALER RE-   DEALER RE-
FUND                       ALLOWANCE    RE-ALLOWANCE    CHARGES      CHARGES    ALLOWANCE    ALLOWANCE
-----------------------   ----------    ------------   ---------   --------    ----------   ----------
LargeCap Value (1)            65,440           8,536       1,086         42        N/A          N/A
MagnaCap                      81,626          10,647      37,662        344        388           55
MidCap Opportunities          68,243           8,901     226,599        662        N/A          N/A
MidCap Value                 489,440          63,840     226,599      2,252        N/A          N/A
Disciplined LargeCap           7,829           1,021     147,629        130        N/A          N/A
Real Estate                   44,644           5,823       4,326        355        N/A          N/A
SmallCap Opportunities        72,553           9,463     201,085      1,476        N/A          N/A
SmallCap Value               228,435          29,796      43,211      2,230        N/A          N/A

(1)  LargeCap Value Fund commenced operations on February 1, 2004.

     For the fiscal year ended May 31, 2003, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                    CLASS A             CLASS B    CLASS C             CLASS M           CLASS T(3)
                          --------------------------   ---------   --------    -----------------------   ----------
                             SALES         SALES                                 SALES       SALES
                            CHARGES       CHARGES                               CHARGES     CHARGES
                            BEFORE         AFTER       DEFERRED    DEFERRED      BEFORE      AFTER        DEFERRED
                          DEALER RE-     DEALER RE-      SALES       SALES     DEALER RE-  DEALER RE-      SALES
FUND                      ALLOWANCE     ALLOWANCE      CHARGES     CHARGES      ALLOWANCE   ALLOWANCE      CHARGES
-----------------------   ----------    ------------   ---------   --------    ----------  ----------     ----------
Convertible               $  103,462    $     13,495    $      0   $  5,327        N/A        N/A            N/A
Equity and Bond               19,535           2,548           0        896        N/A        N/A         $    0
Financial Services           117,967          15,387           0        N/A        N/A        N/A            N/A
LargeCap Growth               49,074           6,401           0      7,590        N/A        N/A            N/A
LargeCap Value (1)               N/A             N/A         N/A        N/A        N/A        N/A            N/A
MagnaCap                      75,279           9,819           0        685        945        135            N/A
MidCap Opportunities          38,740           5,053           0     11,883        N/A        N/A            N/A
MidCap Value                 126,017          16,437           0      5,057        N/A        N/A            N/A
Disciplined LargeCap          11,186           1,459           0      2,296        N/A        N/A            N/A
Real Estate (2)                5,290             690           0          -        N/A        N/A            N/A
SmallCap Opportunities        77,794          10,147           0     16,427        N/A        N/A        $     0
SmallCap Value                77,763          10,143           0      4,645        N/A        N/A            N/A

----------
(1)  As of May 31, 2003, LargeCap Value Fund had not yet commenced operations.

(2) Class A shares commenced operations on December 20, 2002, Class B shares commenced operations on November 20, 2002, and Class C shares commenced operations on January 17, 2003.

(3)  The last remaining Class T shares converted to Class A shares on June 2,
     2003.

     The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Funds or an affiliated person of that affiliated person, directly or indirectly, from the Funds during the Funds' most recent fiscal year:


                                  NAME OF            NET UNDERWRITING    COMPENSATION ON
                                 PRINCIPAL            DISCOUNTS AND      REDEMPTIONS AND      BROKERAGE          OTHER
FUND                            UNDERWRITER           COMMISSIONS          REPURCHASES       COMMISSIONS      COMPENSATION
---------------------   --------------------------   ----------------    ---------------     -----------      ------------
Convertible             ING Funds Distributor, LLC      $ 7,451             $ 4,734             $ 1,364        $     0
Disciplined LargeCap    ING Funds Distributor, LLC      $ 1,175             $   168             $    19        $     0
Equity and Bond         ING Funds Distributor, LLC      $ 2,120             $ 1,327             $   133        $     0

Financial Services      ING Funds Distributor, LLC      $14,968             $    48             $ 9,286        $     0
LargeCap Growth         ING Funds Distributor, LLC      $65,807             $19,010             $ 2,999        $     0
LargeCap Value          ING Funds Distributor, LLC      $29,199             $ 2,804             $   904        $     0
MagnaCap                ING Funds Distributor, LLC      $ 7,047             $   690             $ 6,852        $     0
MidCap Opportunities    ING Funds Distributor, LLC      $10,715             $ 4,851             $ 1,685        $     0
MidCap Value            ING Funds Distributor, LLC      $63,105             $19,200             $ 2,996        $     0
MidCap Value Choice     ING Funds Distributor, LLC      $ 6,709             $     0             $   308        $     0
Real Estate             ING Funds Distributor, LLC        8,522             $   488             $ 2,401        $     0
SmallCap Opportunities  ING Funds Distributor, LLC      $ 4,708             $ 2,945             $ 3,967        $     0
SmallCap Value          ING Funds Distributor, LLC      $79,182             $26,212             $ 6,267        $     0
SmallCap Value Choice   ING Funds Distributor, LLC      $ 6,646             $    67             $   326        $     0


     The Adviser, ING IM, INGCRES, NWQ and Brandes or their respective affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

                                RULE 12b-1 PLANS

     Each Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund ("Rule 12b-1 Plans"). The Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M, Class O and Class Q shares in amounts as set forth in the following table. The Funds do not have a 12b-1 Plan with respect to the Institutional Class (Class I).

                                           FEES BASED ON AVERAGE DAILY NET ASSETS
                            ------------------------------------------------------------------
NAME OF FUND                CLASS A     CLASS B     CLASS C     CLASS M    CLASS O     CLASS Q
----------------------      ---------   -------     -------     -------    -------     -------
Convertible                  0.35%(1)     1.00%       1.00%        N/A        N/A        0.25%
Disciplined LargeCap         0.30%(1)     1.00%       1.00%        N/A        N/A         N/A
Equity and Bond              0.35%(1)     1.00%       1.00%        N/A        N/A        0.25%
Financial Services           0.25%(2)     1.00%       1.00%        N/A       0.25%        N/A
LargeCap Growth              0.35%        1.00%       1.00%        N/A        N/A        0.25%
LargeCap Value               0.25%        1.00%       1.00%        N/A        N/A         N/A
MagnaCap                     0.30%        1.00%       1.00%       0.75%       N/A         N/A
MidCap Opportunities         0.30%(1)     1.00%       1.00%        N/A        N/A        0.25%
MidCap Value                 0.25%        1.00%       1.00%        N/A        N/A        0.25%
MidCap Value Choice          0.25%        1.00%       1.00%        N/A        N/A         N/A
Real Estate                  0.25%        1.00%       1.00%        N/A       0.25%       0.25%
SmallCap Opportunities       0.30%(1)     1.00%       1.00%        N/A        N/A        0.25%
SmallCap Value               0.25%        1.00%       1.00%        N/A        N/A        0.25%
SmallCap Value Choice        0.25%        1.00%       1.00%        N/A        N/A         N/A

     (1) The Distributor has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of Disciplined LargeCap Fund, MidCap Opportunities Fund and SmallCap Opportunities Fund and 0.10% of the Distribution Fee for Class A shares of Convertible Fund and Equity and Bond Fund. The fee waivers are for the period beginning January 1, 2005 through December 31, 2005. There is no guarantee that these waivers will continue after that date.


     (2) The Distributor has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services Fund. The fee waivers are for the period from October 1, 2005 through October 1, 2006. There is no guarantee that these waivers will continue after that date.


     CLASS A, CLASS B, CLASS C, CLASS M AND CLASS Q SHARES

     These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M and Class Q shares of the Funds, including payments to dealers for selling shares of the Funds and for servicing shareholders of these classes of the Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

     Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C and 0.65% for Class M shares. Rights to these ongoing payments generally begin to accrue in the 13th month following a purchase of Class A, Class B or Class C shares, and in the first month following a purchase of Class M shares. The Distributor may, in its discretion, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class A, Class B or Class C shares. In addition, a 0.25% fee may be paid on Class Q shares.


     The Distributor will be reimbursed for its actual expenses incurred under a Rule 12b-1 Plan with respect to Class A shares of MagnaCap Fund. The Distributor has incurred costs and expenses with respect to Class A shares that may be reimbursable in future months or years in the amounts of $744,632 for MagnaCap Fund (0.30% of its net assets) as of May 31, 2005, $721,594 for MagnaCap Fund (0.30% of its net assets) as of May 31, 2004, and $470,706 for MagnaCap Fund (0.30% of its net assets) as of May 31, 2003. With respect to Class A shares of each other Fund and Class B, Class C, Class M and Class Q shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.



     ING Funds Distributor, LLC or its affiliates may make payments to ING DIRECT Securities, Inc. in an amount up to 0.15% of Fund sales. The value of a shareholder's investment will be unaffected by these payments.

     CLASS O SHARES


     Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class O Shareholder Services Plan, the ING Funds Distributor, LLC is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of the Fund. The Service Fee may be used by ING Funds Distributor, LLC to compensate ING DIRECT Securities Inc., an affiliate of the Adviser and the Distributor, for servicing and maintaining shareholder accounts. In addition to paying fees under the Funds' respective Rule 12b-1 Plans, the Funds may pay service fees to intermediaries such as brokers-dealers, financial advisors, or other financial institutions, including affiliates of the Adviser (such as ING Funds Services, LLC) for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These additional fees paid by the Funds to intermediaries may take two forms:
(1) basis point payments on net assets and/or (2) fixed dollar amount payments per shareholder account. These may include payments for 401(K) sub-accounting services, networking fees, and omnibus account servicing fees.

      The Shareholder Services Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors/Trustees. All person who are under common control with the Funds could be deemed to have a financial interest in the Plan. No other interested person of the Fund has a financial interest in the Plan.


      In approving the Shareholder Services Plan, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, 2) the services provided to the Fund and its shareholders by the Distributor, 3) the Distributor's shareholder distribution-related expense and costs and 4) the costs and expenses related to ING DIRECT Securities, Inc. as a separate distribution channel.


      ALL PLANS

      The Rule 12b-1 Plans have been approved by the Board of each Fund, including all of the Directors/Trustees who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board, including a majority of the Directors/Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors/Trustees be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of the Fund's outstanding shares on written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

      In approving each Rule 12b-1 Plan, the Board has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board, including those Directors/Trustees who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties and the legal advice furnished to them by their independent legal counsel, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such Funds and their respective shareholders.

      Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

      The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plan and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Rule 12b-1 Plan and Shareholder Services Plan relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.


      Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Funds for the fiscal year ended May 31, 2005 were as follows.



DISTRIBUTION EXPENSES             CLASS A  CLASS B   CLASS C   CLASS M  CLASS Q  CLASS I  CLASS O
-------------------------------  --------  -------  ---------  -------  -------  -------  -------
CONVERTIBLE FUND
Advertising....................  $    353  $   311  $   1,031           $     8

DISTRIBUTION EXPENSES             CLASS A  CLASS B    CLASS C   CLASS M  CLASS Q  CLASS I  CLASS O
-------------------------------   -------  -------    -------   -------  -------  -------  -------
Printing.......................       670    5,900     19,590                148
Salaries & Commissions.........    19,109   16,828     55,871                421
Broker Servicing...............   194,688  171,448    569,237              4,290
Miscellaneous..................    27,633   24,334     80,793                609
                                  -------  -------    -------    -----    ------   ------  -------
TOTAL..........................   248,483  218,821    726,522        -     5,476        -        -
                                  =======  =======    =======    =====    ======   ======  =======

DISCIPLINED LARGECAP FUND
Advertising....................        97      212        294                          21
Printing.......................     1,846    4,031      5,589                         393
Salaries & Commissions.........     4,998   10,915     15,135                       1,064
Broker Servicing...............    36,775   80,260    111,289                       7,826
Miscellaneous..................     8,855   19,336     26,811                       1,885
                                  -------  -------    -------    -----    ------   ------  -------
TOTAL..........................    52,551  114,754    159,118        -         -   11,189        -
                                  =======  =======    =======    =====    ======   ======  =======

EQUITY AND BOND FUND
Advertising....................       197      107        213                  2
Printing.......................     3,751    2,031      4,052                 47
Salaries & Commissions.........    10,421    5,642     11,257                132
Broker Servicing...............    92,848   50,269    100,302              1,173
Miscellaneous..................    10,396    5,629     11,231                131
                                  -------  -------    -------    -----    ------   ------  -------
TOTAL..........................   117,613   63,678    127,055        -     1,485        -        -
                                  =======  =======    =======    =====    ======   ======  =======

FINANCIAL SERVICES FUND(1)(2)
Advertising....................     1,428    1,037          1                                  227
Printing.......................    27,126   19,711         10                                4,314
Salaries & Commissions.........    74,621   54,221         29                               11,868
Broker Servicing...............   334,909  243,352        129                               53,267
Miscellaneous..................    93,528   67,959         36                               14,875
                                  -------  -------    -------    -----    ------   ------  -------
TOTAL..........................   531,612  386,280        205        -         -        -   84,551
                                  =======  =======    =======    =====    ======   ======  =======

LargeCap Growth Fund
Advertising....................     1,596    1,130      1,651                 29       50
Printing.......................    30,324   21,468     31,374                547      945
Salaries & Commissions.........    95,957   67,932     99,280              1,730    2,992
Broker Servicing...............   367,074  259,867    379,787              6,617   11,445
Miscellaneous..................   139,913   99,051    144,759              2,522    4,362
                                  -------  -------    -------    -----    ------   ------  -------
TOTAL..........................   634,864  449,448    656,851        -    11,445   19,794        -
                                  =======  =======    =======    =====    ======   ======  =======

LARGECAP VALUE FUND(3)
Advertising....................       397      120        467                          59
Printing.......................     7,552    2,282      8,865                       1,121
Salaries & Commissions.........    19,633    5,933     23,047                       2,914

DISTRIBUTION EXPENSES             CLASS A  CLASS B   CLASS C   CLASS M  CLASS Q  CLASS I  CLASS O
-------------------------------  --------  -------  ---------  -------  -------  -------  -------
Broker Servicing...............    40,239   12,161     47,235                      5,972
Miscellaneous..................    39,065   11,806     45,856                      5,798
                                 --------  -------  ---------   ------   ------   ------  -------
TOTAL..........................   106,886   32,302    125,470        -        -   15,864        -
                                 ========  =======  =========   ======   ======   ======  =======

MAGNACAP FUND
Advertising....................     2,117      441        331       96                38        -
Printing.......................    40,215    8,387      6,282    1,825               726        -
Salaries & Commissions.........   110,489   23,044     17,259    5,015             1,994        -
Broker Servicing...............   471,294   98,293     73,620   21,393             8,507        1
Miscellaneous..................   120,517   25,135     18,826    5,471             2,175        -
                                 --------  -------  ---------   ------   ------   ------  -------
TOTAL..........................   744,632  155,300    116,318   33,800        -   13,440        1
                                 ========  =======  =========   ======   ======   ======  =======

MIDCAP OPPORTUNITIES FUND
Advertising....................       817      828      1,777                 8       21
Printing.......................    15,515   15,729     33,759               149      394
Salaries & Commissions.........    42,475   43,062     92,424               408    1,078
Broker Servicing...............   447,605  453,792    973,972             4,303   11,358
Miscellaneous..................    50,080   50,772    108,972               481    1,271
                                 --------  -------  ---------   ------   ------   ------  -------
TOTAL..........................  556,.492  564,183  1,210,904        -    5,349   14,122        -
                                 ========  =======  =========   ======   ======   ======  =======

MIDCAP VALUE FUND
Advertising....................     1,073      431      1,384                 -       27
Printing.......................    20,389    8,198     26,294                 2      508
Salaries & Commissions             67,946   27,319     87,623                 5    1,693
Broker Servicing...............   195,841   78,743    252,557                15    4,879
Miscellaneous..................   161,039   64,750    207,676                13    4,012
                                 --------  -------  ---------   ------   ------   ------  -------
TOTAL..........................   446,288  179,441    575,534        -       35   11,119        -
                                 ========  =======  =========   ======   ======   ======  =======

MIDCAP VALUE CHOICE(4)
Advertising....................       128       26         60
Printing.......................     2,434      501      1,135
Salaries & Commissions              6,673    1,373      3,112
Broker Servicing...............     9,414    1,937      4,391
Miscellaneous..................     4,687      964      2,186
                                 --------  -------  ---------   ------   ------   ------  -------
TOTAL..........................    23,336    4,801     10,884        -        -        -        -
                                 ========  =======  =========   ======   ======   ======  =======

REAL ESTATE FUND(1)
Advertising....................     1,486       66        168                         99      466
Printing.......................    28,232    1,259      3,187                      1,879    8,861
Salaries & Commissions             82,744    3,689      9,341                      5,507   25,969
Broker Servicing...............   188,533    8,404     21,284                     12,547   59,171
Miscellaneous..................    76,511    3,411      8,637                      5,092   24,013
                                 --------  -------  ---------   ------   ------   ------  -------
TOTAL..........................   377,506   16,829     42,617        -        -   25,124  118,480
                                 ========  =======  =========   ======   ======   ======  =======

DISTRIBUTION EXPENSES             CLASS A  CLASS B    CLASS C  CLASS M  CLASS Q   CLASS I  CLASS O
-------------------------------   -------  -------    -------  -------  -------   -------  -------
SMALLCAP OPPORTUNITIES FUND
Advertising....................       745      351        872                 1        22
Printing.......................    14,158    6,669     16,560                20       424
Salaries & Commissions.........    40,412   19,035     47,269                58     1,210
Broker Servicing...............   348,036  163,932    407,086               502    10,419
Miscellaneous..................    47,956   22,588     56,092                69     1,436
                                  -------  -------    -------  -------  -------   -------     ---
TOTAL..........................   451,307  212,575    527,879        -      650    13,511       -
                                  =======  =======    =======  =======  =======   =======     ===

SMALLCAP VALUE FUND
Advertising....................     1,535      363      1,643                 1        31
Printing.......................    29,156    6,904     31,220                10       590
Salaries & Commissions.........    98,045   23,216    104,985                33     1,984
Broker Servicing...............   216,420   51,245    231,739                72     4,380
Miscellaneous..................   204,105   48,329    218,552                68     4,130
                                  -------  -------    -------  -------  -------   -------     ---
TOTAL..........................   549,261  130,057    588,139        -      184    11,115       -
                                  =======  =======    =======  =======  =======   =======     ===

SMALLCAP VALUE CHOICE FUND(4)
Advertising....................       139       12         64
Printing.......................     2,639      221      1,210
Salaries & Commissions.........     7,236      606      3,316
Broker Servicing...............     9,358      783      4,289
Miscellaneous..................     4,667      391      2,139
                                  -------  -------    -------  -------  -------   ------     ---
TOTAL..........................    24,039    2,013     11,018        -        -        -       -
                                  =======  =======    =======  =======  =======   ======     ===


-----------------------
(1) Class O shares of Financial Services Fund and Real Estate Fund commenced operations on September 15, 2004.

(2) Class C of Financial Services Fund shares had not commenced operations as of May 31, 2005.

(3)   Class O shares of LargeCap Value commenced operations on August 2, 2004.

(4) MidCap Value Choice Fund and SmallCap Value Choice Fund commenced operations on February 1, 2005.

PORTFOLIO TURNOVER


      A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.



      For Convertible Fund the portfolio turnover for 2005 increased due to the fact that the convertible market experienced an influx of new issues coming to market, many of which the Convertible Fund participated in. Participation in the new issues caused Convertible Fund to sell, in whole or in part, several existing positions in order to take profits on and/or reduce positions which did not look as attractive on a relative basis. Separately, the portfolio manager continued to look for opportunities to reposition the portfolio and recognize gains in underlying positions. This activity was primarily responsible for the increase in portfolio turnover rates experienced in the 2004 fiscal year.

SHAREHOLDER SERVICING AGENT

      ING Funds Services, LLC an affiliate of the Adviser, serves as Shareholder Servicing Agent for Financial Services Fund and MagnaCap Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

      Prior to November 4, 2002, SEI Investments served as the shareholder servicing agent for Real Estate Fund pursuant to a shareholder servicing agreement.

OTHER EXPENSES

      In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors/Trustees who are not affiliated with the Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan or Shareholder Services Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

      The Funds, the Adviser, the Sub-Advisers and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Directors/Trustees, officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or of the Funds' shares. The Code of Ethics also prohibits short-term trading of a Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Department and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

DIVERSIFICATION

      Each Fund (except Real Estate Fund) is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

      Non-Diversified Investment Company. Real Estate Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS


      The table on the following pages identifies various securities and investment techniques used by the Adviser and the Sub-Advisers where applicable in managing the Funds described in this SAI. The table has been marked to indicate those securities and investment techniques that the Adviser and the Sub-Advisers may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this SAI, as well as federal securities laws. There can be no assurance that any of the Funds will achieve their investment objectives. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy. See each Fund's fundamental investment restrictions for further information.

                                               EQUITY                           LARGE
                                                AND     FINANCIAL    LARGECAP    CAP     MAGNA       MIDCAP       MIDCAP
                                 CONVERTIBLE    BOND     SERVICES     GROWTH    VALUE     CAP    OPPORTUNITIES     VALUE
         ASSET CLASS(1)              FUND       FUND       FUND        FUND      FUND    FUND         FUND         FUND
------------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENTS

  Common Stock, Preferred              X         X         X            X         X        X           X             X
  Stock & Convertible
  Securities (2)

  Synthetic Convertible                X         X         X            X                              X
  Securities (16)

FOREIGN AND EMERGING
MARKET INVESTMENTS (3)

  ADRs / EDRs                          X         X         X            X         X        X           X             X

  Foreign and Emerging                 X         X         X            X                  X           X
  Market Equities

  Eurodollar Convertible               X         X         X            X         X                    X             X
  Securities

  Eurodollar/Yankee                    X         X         X            X         X        X           X             X
  Dollar Instruments

  Foreign Bank Obligations             X         X         X                               X           X

  Foreign Currency                     X                   X            X         X        X           X             X
    Exchange Transactions

  Foreign Mortgage                     X         X         X            X                  X           X
  Related Securities (3)

  International Debt                   X         X         X            X         X        X           X             X
  Securities

  Securities of Foreign                X         X         X            X         X        X           X             X
  Issuers

  Sovereign Debt Securities (4)        X         X         X            X         X        X           X             X

  Supranational Agencies               X         X         X                               X           X
  (10% max)

FIXED INCOME

  ARMS

  Corporate Debt Securities            X         X         X            X         X        X           X             X

  Floating or Variable Rate            X         X         X            X         X        X           X             X
  Instruments

  GICs (18)                            X         X         X                               X           X

  GNMA Certificates                    X         X         X            X         X        X           X             X

  High Yield Securities                X         X



                                 MIDCAP                                                              SMALLCAP
                                  VALUE                  DISCIPLINED     SMALLCAP       SMALLCAP       VALUE
                                 CHOICE     REAL ESTATE   LARGECAP     OPPORTUNITIES      VALUE       CHOICE
         ASSET CLASS(1)           FUND         FUND         FUND           FUND           FUND         FUND
-------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENTS

  Common Stock, Preferred           X            X            X              X              X            X
  Stock & Convertible
  Securities (2)

  Synthetic Convertible             X                                        X                           X
  Securities (16)

FOREIGN AND EMERGING
MARKET INVESTMENTS (3)

  ADRs / EDRs                       X                         X              X              X            X

  Foreign and Emerging              X                         X              X                           X
  Market Equities

  Eurodollar Convertible            X                                        X              X            X
  Securities

  Eurodollar/Yankee                 X                         X              X              X            X
  Dollar Instruments

  Foreign Bank Obligations                                    X              X

  Foreign Currency                  X                         X              X              X            X
    Exchange Transactions

  Foreign Mortgage                               X            X              X
  Related Securities (3)

  International Debt                X            X            X              X              X            X
  Securities

  Securities of Foreign             X            X            X              X              X            X
  Issuers

  Sovereign Debt Securities (4)     X                         X              X              X            X

  Supranational Agencies                                      X              X
  (10% max)

FIXED INCOME

  ARMS

  Corporate Debt Securities         X            X            X              X              X            X

  Floating or Variable Rate         X            X            X              X              X            X
  Instruments

  GICs (18)                         X                         X              X              X            X

  GNMA Certificates                 X            X            X              X              X            X

  High Yield Securities                          X

                                               EQUITY                           LARGE
                                                AND     FINANCIAL    LARGECAP    CAP     MAGNA       MIDCAP       MIDCAP
                                 CONVERTIBLE    BOND     SERVICES     GROWTH    VALUE     CAP    OPPORTUNITIES     VALUE
         ASSET CLASS(1)              FUND       FUND       FUND        FUND      FUND    FUND         FUND         FUND
------------------------------------------------------------------------------------------------------------------------
  Mortgage Related                     X         X         X            X         X        X           X             X
  Securities

   Privately Issued                                                               X        X           X             X
   CMOs(5)(18)

   Interest/Principal Only             X         X                      X         X        X           X             X
   Stripped Mortgage
   Backed Securities(5)

  Municipal Securities (7)             X         X         X            X                  X           X

  Municipal Lease                      X         X         X                               X           X
  Obligations

  Short-Term Investments (8)           X         X         X            X         X        X           X             X

  Tax Exempt Industrial                X         X         X                               X           X
  Development Bonds &
  Pollution Control Bonds

  United States                        X         X         X            X         X        X           X             X
  Government Securities

OTHER INVESTMENTS

  Asset Backed Securities              X         X         X            X         X        X           X             X
  (non-mortgage)

  Banking Industry                     X         X         X            X         X        X           X             X
  Obligations

  Credit Linked Notes                  X         X         X                               X           X

  Derivatives                          X         X         X            X         X        X           X             X

    Dealer Options(6)                  X         X         X            X         X                    X             X

    Exchange Traded                    X         X                      X         X                    X             X
    Options

    Financial Futures                  X         X         X            X         X        X           X             X
    Contracts and Related
    Options (6) (9)(24)

    Foreign Currency                   X         X                      X         X        X           X             X
    Futures Contracts(10)(24)

    Foreign Currency                   X         X         X            X         X                    X             X
    Options(11)

    Forward Currency                   X         X         X            X         X        X           X             X
    Contracts(12)(29)

    Government Trust                   X         X         X                               X           X
    Certificates

    OTC Options(18)                    X         X         X            X         X                    X             X

    Purchasing Options (6)(15)         X         X         X            X         X                    X             X
    (16)(18)

                                 MIDCAP                                                              SMALLCAP
                                  VALUE                  DISCIPLINED     SMALLCAP       SMALLCAP       VALUE
                                 CHOICE     REAL ESTATE   LARGECAP     OPPORTUNITIES      VALUE       CHOICE
         ASSET CLASS(1)           FUND         FUND         FUND           FUND           FUND         FUND
-------------------------------------------------------------------------------------------------------------
  Mortgage Related                  X            X            X              X              X            X
  Securities

   Privately Issued                 X            X            X              X              X            X
   CMOs(5)(18)

   Interest/Principal Only          X            X            X              X              X            X
   Stripped Mortgage
   Backed Securities(5)

  Municipal Securities (7)                                    X              X

  Municipal Lease                                             X              X
  Obligations

  Short-Term Investments (8)        X            X            X              X              X            X

  Tax Exempt Industrial                                       X              X
  Development Bonds &
  Pollution Control Bonds

  United States                     X            X            X              X              X            X
  Government Securities

OTHER INVESTMENTS

  Asset Backed Securities           X            X            X              X              X            X
  (non-mortgage)

  Banking Industry                  X            X            X              X              X            X
  Obligations

  Credit Linked Notes                                         X              X

  Derivatives                       X            X            X              X              X            X

    Dealer Options(6)               X            X            X              X              X            X

    Exchange Traded                 X            X            X              X              X            X
    Options

    Financial Futures               X            X            X              X              X            X
    Contracts and Related
    Options (6) (9)(24)

    Foreign Currency                X            X            X              X              X            X
    Futures Contracts(10)(24)

    Foreign Currency                X            X            X              X              X            X
    Options(11)

    Forward Currency                X            X            X              X              X            X
    Contracts(12)(29)

    Government Trust                                          X              X
    Certificates

    OTC Options(18)                 X            X            X              X              X            X

    Purchasing Options (6)(15)      X            X            X              X              X            X
    (16)(18)

                                               EQUITY                           LARGE
                                                AND     FINANCIAL    LARGECAP    CAP     MAGNA       MIDCAP       MIDCAP
                                 CONVERTIBLE    BOND     SERVICES     GROWTH    VALUE     CAP    OPPORTUNITIES     VALUE
         ASSET CLASS(1)              FUND       FUND       FUND        FUND      FUND    FUND         FUND         FUND
------------------------------------------------------------------------------------------------------------------------
    Stock Index Options(6)             X         X         X            X         X                    X             X

    Straddles(12)                      X         X                      X         X                    X             X

    Warrants (13)(14)                  X         X         X            X         X        X           X             X

    Writing                            X         X         X            X         X                    X             X
    Options(6)(15)(16)(18)

  Index-, Currency-, and               X         X                      X
  Equity-Linked Debt
  Securities

  IPOs                                 X         X         X            X         X        X           X             X

  Loan Participations and              X         X         X            X         X        X           X             X
  Assignments

  Other Investment                     X         X         X            X         X        X           X             X
  Companies (17)

  Private Funds                        X         X         X                               X           X

  Real Estate Securities               X         X         X            X         X        X           X             X

  Restricted and Illiquid              X         X         X            X         X        X           X             X
  Securities (18)

  Securities of Companies              X         X         X            X         X        X           X             X
  with Limited Operating
  Histories (19)

  TBA Sale Commitments                 X         X         X            X         X        X           X             X

  Zero Coupon and Pay-In-              X         X         X                      X        X           X             X
  Kind (20)

INVESTMENT TECHNIQUES

  Borrowing (21)                       X         X         X            X         X        X           X             X

  Concentration (22)                                       X

  Lending of Portfolio                 X         X         X            X         X        X           X             X
  Securities(23)

  Portfolio Hedging(10)(24)            X         X         X            X         X        X           X             X

  Repurchase Agreements                X         X         X            X         X        X           X             X
  (18)(25)

  Reverse Repurchase                   X         X         X            X         X        X           X             X
  Agreements and Dollar
  Roll Transactions (18)(26)

  Securities, Interest Rate            X         X         X            X                  X           X
  and Currency Swaps (27)



                                 MIDCAP                                                              SMALLCAP
                                  VALUE                  DISCIPLINED     SMALLCAP       SMALLCAP       VALUE
                                 CHOICE     REAL ESTATE   LARGECAP     OPPORTUNITIES      VALUE       CHOICE
         ASSET CLASS(1)           FUND         FUND         FUND           FUND           FUND         FUND
-------------------------------------------------------------------------------------------------------------
    Stock Index Options(6)          X            X            X              X              X            X

    Straddles(12)                   X            X            X              X              X            X

    Warrants (13)(14)               X            X            X              X              X            X

    Writing                         X            X            X              X              X            X
    Options(6)(15)(16)(18)

  Index-, Currency-, and
  Equity-Linked Debt
  Securities

  IPOs                              X            X            X              X              X            X

  Loan Participations and           X            X            X              X              X            X
  Assignments

  Other Investment                  X            X            X              X              X            X
  Companies (17)

  Private Funds                     X                         X              X                           X

  Real Estate Securities            X            X            X              X              X            X

  Restricted and Illiquid           X            X            X              X              X            X
  Securities (18)

  Securities of Companies           X            X            X              X              X            X
  with Limited Operating
  Histories (19)

  TBA Sale Commitments              X                         X              X              X            X

  Zero Coupon and Pay-In-           X            X            X              X              X            X
  Kind (20)

INVESTMENT TECHNIQUES

  Borrowing (21)                    X            X            X              X              X            X

  Concentration (22)                             X

  Lending of Portfolio              X            X            X              X              X            X
  Securities(23)

  Portfolio Hedging(10)(24)         X            X            X              X              X            X

  Repurchase Agreements             X            X            X              X              X            X
  (18)(25)

  Reverse Repurchase                X            X            X              X              X            X
  Agreements and Dollar
  Roll Transactions (18)(26)

  Securities, Interest Rate         X                         X              X              X            X
  and Currency Swaps (27)

                                               EQUITY                           LARGE
                                                AND     FINANCIAL    LARGECAP    CAP     MAGNA       MIDCAP       MIDCAP
                                 CONVERTIBLE    BOND     SERVICES     GROWTH    VALUE     CAP    OPPORTUNITIES     VALUE
         ASSET CLASS(1)              FUND       FUND       FUND        FUND      FUND    FUND         FUND         FUND
------------------------------------------------------------------------------------------------------------------------
  Short Sales (12)(28)                                                            X                                  X

  Temporary Defensive and              X         X         X            X         X        X           X             X
  Other Short-Term
  Positions

  When-Issued Securities               X         X         X            X         X        X           X             X
  and Delayed-Delivery
  Transactions (29)

                                 MIDCAP                                                              SMALLCAP
                                  VALUE                  DISCIPLINED     SMALLCAP       SMALLCAP       VALUE
                                 CHOICE     REAL ESTATE   LARGECAP     OPPORTUNITIES      VALUE       CHOICE
         ASSET CLASS(1)           FUND         FUND         FUND           FUND           FUND         FUND
-------------------------------------------------------------------------------------------------------------
  Short Sales (12)(28)              X                         X              X              X            X

  Temporary Defensive and           X            X            X              X              X            X
  Other Short-Term
  Positions

  When-Issued Securities            X            X            X              X              X            X
  and Delayed-Delivery
  Transactions (29)

      (1) See each Fund's Fundamental Investment Restrictions for further information. The investment strategy contained in the prospectus may be modified by the Fund's Fundamental Investment Restrictions. The Fundamental Investment Restrictions for each Fund follow this "Description of the Funds and their Investments and Risks."

      (2) Each Fund may invest in common stock, convertible securities, and other equity securities according to the investment strategy contained in the prospectus.

      (3) Equity and Bond Fund, Convertible Fund, LargeCap Growth Fund, MidCap Opportunities Fund, Disciplined LargeCap Fund and SmallCap Opportunities Fund may invest up to 20% of their total assets in securities of foreign issuers, of which 10% of the total assets may be invested in foreign securities that are not listed on a U.S. securities exchange. MagnaCap Fund may invest up to 20% of its total net assets in certain foreign securities (including ADRs). LargeCap Value Fund, MidCap Value Fund, MidCap Value Choice Fund, SmallCap Value Fund, and SmallCap Value Choice Fund may invest up to 20% of their net assets in securities of foreign issuers.

      (4) Sovereign Debt securities include Brady bonds. MidCap Value Fund, MidCap Value Choice Fund, SmallCap Value Fund, and SmallCap Value Choice Fund may not invest in sovereign debt securities rated below investment grade.

      (5) MidCap Opportunities Fund and Disciplined LargeCap Fund may invest up to 5.00% of net assets in privately issued CMOs, IOs and POs when the Adviser or Sub-Adviser believes that such investments are consistent with the Fund's investment objective.


      (6) MagnaCap Fund is not authorized to purchase put or call options or write call options, or purchase stock index options or dealer options. MagnaCap Fund is only permitted to invest in financial futures contracts.


      (7) Includes Moral Obligations Securities, Industrial Development and Pollution Control Bonds, Municipal Lease Obligations and short-term Municipal Obligations.

      (8) Includes Bank Certificate of Deposit, Bankers Acceptance, Time Deposits, Savings Association Obligations, Commercial Paper, Short-Term Notes and other Corporate Obligations.


      (9) MidCap Opportunities Fund may only purchase and sell futures contracts if the margin and premiums paid on futures contracts do not exceed 5% of total assets unless the transaction is for bonafide hedging.


      (10) Convertible Fund, Equity and Bond Fund, LargeCap Growth Fund, LargeCap Value Fund, MidCap Value Fund, MidCap Value Choice Fund, SmallCap Value Fund and SmallCap Value Choice Fund may enter into foreign currency contracts in anticipation of changes in currency exchange rates.

      (11) Convertible Fund, Equity and Bond Fund, LargeCap Growth Fund, LargeCap Value Fund, MidCap Value Fund, MidCap Value Choice Fund, SmallCap Opportunities Fund, SmallCap Value Fund and SmallCap Value Choice Fund may buy or sell put and call options on foreign currencies.

      (12) Financial Services Fund may not sell short, or write, purchase or sell straddles, spreads or combinations thereof.

      (13) As a matter of operating policy, Convertible Fund, Equity and Bond Fund, Financial Services Fund, and LargeCap Growth Fund will invest no more than 5% of their net assets in warrants.

      (14)  Disciplined LargeCap Fund may purchase index warrants.

      (15) Convertible Fund, Equity and Bond Fund, and LargeCap Growth Fund may not purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

      (16) Each Fund, except Financial Services Fund and MagnaCap Fund may write covered call options. Convertible Fund, Equity and Bond Fund, LargeCap Growth Fund, LargeCap Value Fund, MidCap Value Fund and SmallCap Value Fund Fund may write secured put options.

            Convertible Fund, Equity and Bond Fund and LargeCap Growth Funds may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains of up to 25% of their net assets.

      (17) Real Estate Fund currently intends to limit its investments in shares of other investment companies to less than 5.00% of its net assets. Convertible Fund and Equity and Bond Fund may also invest in other investment companies that invest in senior loans.

            MagnaCap Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.


            Convertible Fund, Equity and Bond Fund, and LargeCap Growth Fund may invest in other investment companies, including money market Funds; investment companies for the purpose of making indirect investments and investment companies investing in senior loans. These Funds may not invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.



            The Funds marked above may not (i) invest more than 10% of its total assets in Investment Companies, (ii) invest more than 5% of its total assets in any one Investment Companies, or (iii) purchase greater than 3% of the total outstanding securities of any one Investment Company. Real Estate Fund currently intends to limit its investments in shares of other investment companies to less than 5% of its net assets. These Funds may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Funds.

            As an alternative to using repurchase agreements, MidCap Opportunities Fund, Disciplined LargeCap Fund, SmallCap Opportunities Fund, LargeCap Value Fund, MidCap Value Fund, and SmallCap Value Fund may, from time to time, invest up to 5.00% of its assets in money market investment companies sponsored by a third party short-term liquidity purposes.

      (18) Illiquid securities limit is 15% of a Fund's net assets. MagnaCap Fund may not invest in restricted securities.

            SmallCap Opportunities Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable.

      (19) SmallCap Opportunities Fund may not purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5.00% of the total assets of the Fund taken at market value.

      (20) Equity and Bond Fund and Convertible Fund will limit their investments in zero coupon securities to 35% of net assets.

      (21) See the Fundamental Investment Restrictions for each Fund for further information. The following Funds may borrow up to the specified percentages of total net assets for temporary, extraordinary or emergency purposes:

                  Convertible Fund, Equity and Bond Fund, and LargeCap Growth Fund - 20% of total assets (provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing.

                  MagnaCap Fund - 5.00% of total assets for temporary or emergency purposes.

                  SmallCap Opportunities Fund - 5.00% of total assets (provided the fund maintains asset coverage of 300% for all borrowings) for temporary or emergency purposes.

            The following Funds may borrow up to the specified percentage to obtain such short-term credits as are necessary for the clearance of securities transactions:

                  Financial Services Fund - 15% of total assets

                  MidCap Opportunities Fund - 10% of net assets for temporary purposes. The Fund will not make additional investments when borrowing exceeds 5.00% of total assets.

            As part of its fundamental policies, Disciplined LargeCap Fund may not borrow any amount in excess of 33-1/3% of the Fund's assets, other than for temporary emergency purposes but only if immediately after such borrowing, there is asset coverage of 300%. As an operating policy, Disciplined LargeCap Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques, which are regarded as a form of borrowing, are in excess of 5.00% of total assets. If Disciplined LargeCap Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

            LargeCap Value Fund, MidCap Value Fund, and SmallCap Value Fund may borrow from banks up to 33 1/3% of the current value of its net assets to purchase securities and for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 33 1/3% of the current value of that Fund's net assets.

            Real Estate Fund has an operating policy which limits its borrowings as follows: (i) the Fund may not borrow money except from banks for temporary or emergency purposes; (ii) the Fund will not borrow money in excess of 10% of the value of its total assets (excluding the amount borrowed), measured at the time of borrowing; or (iii) mortgage pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount not in excess of 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowing. The Fund will not borrow for the purpose of leveraging its investment portfolio. The Fund may not purchase additional securities while its outstanding borrowings exceed 5% of total assets.

            LargeCap Value Fund, MidCap Value Fund, and SmallCap Value Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder.

      (22) Financial Services Fund and Real Estate Fund "concentrate" (for purpose of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times.

      (23) SmallCap Opportunities, MagnaCap, LargeCap Value, MidCap Value, MidCap Value Choice Fund, Real Estate, Disciplined LargeCap, SmallCap Value Fund, and SmallCap Value Choice Fund may lend portfolio securities up to 33 1/3% of total assets and; the MidCap Opportunities Fund may lend portfolio securities up to 33% of total assets; and Convertible Fund, Equity and Bond Fund and LargeCap Growth Fund may lead portfolio securities up to 30% of their total assets.

      (24) Neither Convertible, Equity and Bond, nor LargeCap Growth Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its assets would be hedged. Those Funds also may not purchase or sell futures or

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            purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's assets. The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Fund may enter into financial futures contracts and related options also may be limited The repurchase agreements entered into by the Real Estate Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated on the agreement. It is the current policy of the Real Estate Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets.

      (25) Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by SmallCap Fund, on March 5, 1991, such Fund may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.

            SmallCap Opportunities Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

            As an alternative to using repurchase agreements, the MidCap Value Choice Fund and SmallCap Value Choice Fund may, from time to time, invest up to 5.00% of their respective assets in money market investment companies sponsored by a third party for short-term liquidity purposes.

            Repurchase agreements maturing in more than seven days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable, are deemed illiquid.

      (26)  The following Funds may not engage in dollar roll transactions:
            Financial Services Fund, MagnaCap Fund, MidCap Value Fund and SmallCap Value Fund.

      (27) Includes Securities Swaps, Interest Rate & Currency Swaps, Interest Rate Swaps, Cross Currency Swaps, Swap Options, Caps and Floors.

            MidCap Opportunities Fund, Disciplined LargeCap Fund and SmallCap Opportunities Fund may invest in swap options, interest rate caps and floors and currency swap cap transactions.

      (28) MidCap Opportunities Fund, LargeCap Value Fund, MidCap Value Fund, SmallCap Opportunities Fund, SmallCap Value Fund and Disciplined LargeCap Fund may not sell short, but may enter into short sales against the box.

            MagnaCap Fund may not effect short sales.

            Convertible Fund, Equity and Bond Fund, and LargeCap Growth Fund may not engage in short sales (other than MidCap Growth Fund and SmallCap Growth Fund), except that a Fund may use short-term credits as necessary for the clearance of transactions.

            Real Estate Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

      (29) All Funds may invest in when-issued securities and delayed-delivery transactions, however, Financial Services Fund and MagnaCap Fund may not enter into forward commitments.

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EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

      COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Except for the Funds noted in the chart above as non-diversified or concentrated, such investments maybe diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

      Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

      The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the

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convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

      "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a fund may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's Investors Services ("Moody's") or "A" or higher by Standard & Poor's Corporation ("S&P") and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

      SECURITIES OF SMALL- AND MID-CAPITALIZATION COMPANIES. Securities of small- and/or mid-capitalization companies may also be purchased. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. The trading volume of securities of mid-cap and small-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

      SECURITIES OF BANKS AND THRIFTS. Financial Services Fund may concentrate its investments in equity securities of companies principally engaged in financial services, including banks and thrifts. A "money center bank" is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. "Regional banks" are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional banks are smaller than money center banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than money center banks or regional banks and are commonly described as "community banks."

      Financial Services Fund may invest in the securities of banks or thrifts that are relatively small, engaged in business mostly within their geographic region, and are less well-known to the general investment community than money center and larger regional banks. The shares of depository institutions in which that Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); as a result, there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund. The Fund

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

may also invest in savings accounts of mutual thrifts that may allow the Fund to participate in potential future stock conversions of the thrift.

      The profitability of banks and thrifts is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.

      Changes in state and Federal law are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and Federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the state and Federal levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions.

      Investments in thrifts generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision ("OTS"). Such regulations have undergone substantial change since the 1980's and will probably change in the next few year.

FOREIGN AND EMERGING MARKET INVESTMENTS

AMERICAN DEPOSITORY RECEIPTS AND EUROPEAN DEPOSITORY RECEIPTS

      American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") or other similar securities represent securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

EMERGING MARKETS

      The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and

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

economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

EURODOLLAR CONVERTIBLE SECURITIES

      Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

      Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriters. ING Groep N.V.s composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry same risks as investing in foreign securities.

FOREIGN BANK OBLIGATIONS

      Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from

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different foreign currencies and to convert foreign currencies to and from the
U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code.

FOREIGN MORTGAGE RELATED SECURITIES

      Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

INTERNATIONAL DEBT SECURITIES

      The Funds may invest in debt obligations (which may be denominated in U.S. Dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs, consistent with each Fund's policies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

      In determining whether to invest in debt obligations of foreign issuers, a Fund would consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Funds having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

      Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Funds' investment income may be received

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or realized in foreign currencies, the Funds would be required to compute and distribute its income in U.S. Dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

SECURITIES OF FOREIGN ISSUERS

      Securities of foreign issuers traded outside of the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a Fund with an investment objective of long-term capital appreciation because any income earned by the Fund should be considered incidental.

Restrictions on Foreign Investments

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      Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.

      Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

      Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

      RISKS OF INVESTING IN FOREIGN SECURITIES: Investments in foreign securities involve certain inherent risks, including the following:

      Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be

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adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

      Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

      Taxes. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

      Costs. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES

      Sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

SUPRANATIONAL AGENCIES

      Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED INCOME SECURITIES

ADJUSTABLE RATE MORTGAGE SECURITIES

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      Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

CORPORATE DEBT SECURITIES

      Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

      Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from S&P, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Adviser or Sub-Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

FLOATING OR VARIABLE RATE INSTRUMENTS

      Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing

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greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

GOVERNMENT TRUST CERTIFICATES

      Certain Funds may invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

GUARANTEED INVESTMENT CONTRACTS

      Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GNMA CERTIFICATES

      Certificates issued by the Government National Mortgage Association ("GNMA") ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Funds may purchase are the "modified pass-through" type.

      GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

      Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders

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because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

      Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

HIGH YIELD SECURITIES

      High yield securities are debt securities that are rated lower than Baa by Moody's or BBB by S&P, or of comparable quality if unrated.

      High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

      High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's NAV. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

      The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

      Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may

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not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Risks Associated with High Yield Securities

      The medium- to lower-rated and unrated securities in which the Funds may invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

      High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

      Sensitivity to interest rate and economic changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

      The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' NAV. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities, which pay in cash.

      Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

      Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Director/Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent a Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and

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elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

      Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

      Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Adviser and a Fund's Sub-Adviser may primarily rely on their own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund's investment objective may be more dependent on the Adviser's or Sub-Adviser's own credit analysis than might be the case for a fund, which invests in higher quality bonds. The Adviser, or Sub-Adviser, when applicable, continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

MORTGAGE-RELATED SECURITIES

      Mortgage-related securities include U.S. government agency mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. See, "U.S. Government Securities."

      One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

      "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by GNMA are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental include FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the United States Government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

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      The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

      Certain Funds may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the private pools. However, the timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

      It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Adviser or Sub-Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

      Other types of mortgage-related securities in which the Funds indicated above may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

      CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, certain Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

PRIVATELY ISSUED CMOS

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      Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE-BACKED SECURITIES

      Stripped mortgage backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Adviser or a Sub-Adviser under guidelines and standards established by the Fund's Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Risks of Investing in Mortgage-Related Securities

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a

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CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

      Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

      In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

      Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

      MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality, which created the issuer.

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      INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Tax-exempt industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

      MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. They may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

      The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

SHORT-TERM MUNICIPAL OBLIGATIONS. These securities include the following:

      Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

      Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

      Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

      Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

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      The Funds may invest in the following securities and instruments:

      BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit, bankers' acceptances and time deposits may be acquired. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. Government.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made, and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      SAVINGS ASSOCIATION OBLIGATIONS. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

      COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

      Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

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      Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

ASSET BACKED SECURITIES

      Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

      Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

      A Fund may invest in any type of asset-backed security if the portfolio manager determines that the security is consistent with the Fund's investment objective and policies. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Fund.

      Aircraft Lease Receivables - An aircraft lease receivable ("ALR") is an asset-backed security. ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust

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and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

BANKING INDUSTRY OBLIGATIONS

      Banking industry obligations include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, AND FIXED TIME deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and
(ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

CREDIT LINKED NOTES

      A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for either Fund in accordance to each Fund's investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Funds cannot assure that it can implement a successful strategy regarding this type of investments.

DERIVATIVES

      Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively

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little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. In the case of Disciplined LargeCap Fund, derivative investments generally will be limited to S&P 500 Index Options.

      The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

      The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

DEALER OPTIONS

      Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to DEALER OPTIONS. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured

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position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

      The staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

      Options on Securities and Indexes - A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

      A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid the Sub-Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board.

      If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an

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exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

      A Fund may well sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      Risks Associated with Options on Securities and Indexes - There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to

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close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

      Foreign Currency Options - Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives that purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

      Futures Contracts and Options on Futures Contracts - A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

      For those Funds that may invest in futures contracts and options thereon ("futures options") that includes such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

      An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies including: the S&P 500; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

      A Fund may purchase and write call and put futures options, as specified for that Fund in this SAI or the Prospectuses. Futures options possess many of the same characteristics as options on securities and

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indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      The Funds intend generally to limit their use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities, which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

      A Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Fund will mark to market its open futures positions.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      For a covered straddle consists of a call and a put written the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call

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and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      Limitations on Use of Futures and Futures Options - In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

      When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance e with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

      When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

      When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

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      The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

      Risks Associated with Futures and Futures Options - There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential loses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon - Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

      OTC options - The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser or Sub-Adviser.

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Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

      Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, a Fund can realize the value of an OTC option it has purchased only by exercising or reselling the option to the issuing dealer. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option.

PURCHASING OPTIONS

      Purchasing Put and Call Options. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. The Funds will engage in trading of such derivative securities exclusively for non-speculative hedging purposes.

      If a put option is purchased, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

      If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the

                                      106
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security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

      Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

STOCK INDEX OPTIONS

      Stock Index options include put and call options with respect to the S&P 500 and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

      The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

      Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options, which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

STRADDLES

      A straddle, which may be used for hedging purposes, is a combinations of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

WARRANTS

      A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other

                                      107
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factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

      Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices ("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. Certain Funds will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Disciplined LargeCap Fund will normally invest only in exchange-listed warrants. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

WRITING OPTIONS

      Covered call options are considered "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

      Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security,

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appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

Risks of Investing in Options on Securities and Indices

      There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a RIC. See "Dividends, Distributions and Taxes."

      In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

FORWARD CURRENCY CONTRACTS

      Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

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INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES.

      "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. They may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

IPOs

      Initial Public Offerings (IPOs) occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

      Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

      The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

      The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and therefore have a more limited effect on the Funds' performance.

      There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In

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some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

LOAN PARTICIPATION AND ASSIGNMENTS

      A Fund's investment in LOAN PARTICIPATIONS typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

      When a Fund purchases a LOAN ASSIGNMENT from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its NAV.

OTHER INVESTMENT COMPANIES

      An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies fees and expenses.

      EXCHANGE-TRADED FUNDS ("ETFs") - An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges and trade similarly to publicly-traded companies. ETF's also have risks and costs that are similar to publicly-traded companies. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk borne by the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund invests in ETF's, shareholders of the Fund bear their proportionate share of the underlying ETF's fees and expenses.

      HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs") - HOLDRs are trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund's investments will decline in value if the underlying

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stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

SENIOR LOANS

      Certain Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes. Senior Loans in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

      Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

      Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

      In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

      Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

      Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the

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borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

      Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

      Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

PRIVATE FUNDS

      U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

      Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

      The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust

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holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

      Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

      The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

      Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

REAL ESTATE SECURITIES

      The Fund's investments in real estate are primarily in Real Estate Investment Trusts (REITs) and other real estate operating companies ("REOCs"). A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

      A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

      REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development, or long-term loans. The Real Estate Fund invests primarily in Equity REITs.

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      Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although a Fund will not invest directly in real estate, a fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

      Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

RESTRICTED AND ILLIQUID SECURITIES

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline.

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The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Company's Board.

      Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

      The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

TO BE ANNOUNCED SALE COMMITMENTS

      To Be Announced ("TBA") sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its Fund positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

      ZERO COUPON, or deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount,

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in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

      PAY-IN-KIND SECURITIES are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

      The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

INVESTMENT TECHNIQUES

BORROWING

      The Funds may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

CONCENTRATION

      Financial Services Fund, and Real Estate Fund "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, certain Funds may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.

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      The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

REPURCHASE AGREEMENTS

      Repurchase agreements may be utilized, with respect to portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

      Each Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. This process involves the lending of specific securities to pre-approved counterparties, broker dealers, and the receipt of cash in return for a set period of time- thirty to sixty days is generally the term of any transaction. By convention, 102% worth of securities is placed as collateral with the counterparty; however, that is negotiable and may vary depending on the type of collateral employed. More volatile securities may require higher collateral. A Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions or when dollar roll transactions become uneconomic. Reverse repurchase agreements alleviate the need to liquidate the short-term assets associated with the proceeds of dollar roll transactions. The liquidation of carefully tailored short-term securities component of the Fund is not cost-effective for shareholders; moreover, the reconstruction of that short-term component at a later date is also not cost-effective. At the time it enters into a reverse repurchase agreement, the Fund may place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the

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1940 Act, the Fund is required to maintain continuous asset coverage of 300%
with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. However, a Fund may segregate its assets to cover the commitment under a reverse repurchase agreement, dollar roll transaction, or any other transactions that may five rise to "senior security," as defined by the 1940 Act; as a result, the Fund will not be subject to the 300% asset coverage requirement. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

      In order to enhance portfolio returns and manage prepayment risks certain Funds may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

      Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

      SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS. Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

      A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

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

      Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

      A Fund may enter into credit swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

      A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund that may engage in swaps may write (sell) and purchase put and call swap options.

      Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Funds will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

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

      Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

      Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

      This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

      Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Sub-Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

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SHORT SALES

      Short sales of securities are securities already owned or have the right to be acquired at no added cost through conversion or exchange of other securities they own (referred to as SHORT SALES "AGAINST THE BOX").

      In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety
(90) days without restriction other than the payment of money).

      Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

      A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in

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the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

      In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

      The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

      Investing in certain short-term, high-quality debt instruments and in U.S. Government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

      Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      In order to secure prices or yields deemed advantageous at the time certain Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the

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buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous. Convertible, Equity and Bond, and LargeCap Growth Funds may not purchase when issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities. As an operating policy, the Real Estate Fund intends to limits its commitments to purchase when-issued and delayed delivery securities to less than 10% of its net assets.

      When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

                             INVESTMENT RESTRICTIONS

      All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS -- FINANCIAL SERVICES FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund may not:

      (1) Purchase securities of any one issuer, other than U.S. Government securities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of an issuer or more than 10% of any class of securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to the restrictions in this Item 1. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences;

      (2) Invest more than 25% of its total assets in any industry or group of related industries other than financial services industries, except for temporary or defensive positions;

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      (3)   Borrow, except that it may borrow in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions;

      (4) Make loans, except that the Fund may purchase or hold Debt Securities in accordance with its investment policies and objectives;

      (5) Invest more than 5% of the value of its net assets in marketable warrants to purchase common stock;

      (6) Act as an underwriter of securities of other issuers, except, to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities;

      (7) Purchase or sell real estate, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, or write, purchase, or sell straddles, spreads or combinations thereof;

      (8) Issue senior securities, except (1) insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's fundamental restriction on borrowing and (2) as permitted by the 1940 Act, and the rules and regulations promulgated thereunder or an exemption therefrom; or

      (9) Purchase securities on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings permitted by Item 3 above and then only in an amount up to 15% of the value of the Fund's total assets at the time of borrowing.

      The Fund is also subject to the following investment restriction and policy that is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund may not:

            Invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity equivalent securities of companies principally engaged in financial services. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MAGNACAP FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund may not:

      (1) Invest more than 25% of the value of its total assets in any one industry;

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

      (2) Borrow money except from banks for temporary or emergency purposes, and then not in excess of 5% of the value of its total assets;

      (3) Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities";

      (4) Invest in "restricted securities" which cannot in the absence of an exemption be sold without an effective registration statement under the 1933 Act, as amended;

      (5) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

      (6)   Engage in the underwriting of securities of other issuers;

      (7) Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities);

      (8) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

      (9) Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 10% of the value of its total assets;

      (10) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of its portfolio transactions;

      (11) Effect short sales, or purchase or sell puts, calls, spreads or straddles;

      (12) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account; or

      (13) Purchase or retain in its portfolio any security if an Officer or Director/Trustee of the Fund or its Adviser owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

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

INVESTMENT RESTRICTIONS -- MIDCAP OPPORTUNITIES FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund may not:

      (1) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

      (2) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

      (3) Invest more than 25% of its assets in any one industry or related group of industries;

      (4) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 10% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

      (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

      (6)   Underwrite the securities of others;

      (7) Purchase or sell real property, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

      (8) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

      (9) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

      (10) Sell short, except that the Fund may enter into short sales against the box; or

      (11) Borrow money in excess of 10% of its net assets for temporary purposes.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:

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      (1)   Borrow any amount in excess of 10% of the Fund's assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets; or



      (2)   Invest more than 15% of its net assets in illiquid securities.


      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the common stocks of mid-sized U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- CONVERTIBLE, EQUITY AND BOND, AND LARGECAP GROWTH
FUNDS

      The Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (are defined in the 1940 Act).

      The investment objective of each Fund is a fundamental policy. In addition, the Funds may not:

      (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities;

      (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

      (3) Invest 25% or more of the market value of its total assets in the securities of issuers any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities;

      (4) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary

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            or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law;

      (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

      (6) Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid;

      (7) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund;

      (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

      (9) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate;

      (10) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 4 and 11. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions;

      (11) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 4 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions;

      (12) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

      (13) Engage in short sales, except that a Fund may use such short-term credits as are necessary for the clearance of transactions;

      (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission; or

      (15) Purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of

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

            its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

      For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Funds may invest in such securities. Further, the Trust does not consider this investment restriction to prevent the Funds from investing in investment companies that invest in loans.

      Convertible Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      LargeCap Growth Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large U.S. companies. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such policy. If, subsequent to an investment the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      Equity and Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and bonds. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- DISCIPLINED LARGECAP FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund may not:

      (1) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

      (2) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

      (3)   Invest more than 25% of its assets in any one industry;

      (4) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 33 1/3% of its net assets for temporary

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

            purposes but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

      (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33 1/3% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING) (See "Lending Portfolio Securities" in this
            SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

      (6)   Underwrite the securities of others;

      (7) Purchase or sell real estate, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts); or

      (8) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:


      (1) Borrow any amount in excess of 33 1/3% of the Fund's assets, other than for temporary emergency or administrative purposes; or



      (2)   Invest more than 15% of its net assets in illiquid securities.


      As a fundamental policy, this Fund may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, this Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If this Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

      Disciplined LargeCap Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its total assets, plus the amount of any borrowings for investment purposes, in common stocks included in the Standard & Poor's 500 Composite Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- SMALLCAP OPPORTUNITIES FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

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

      (1) Purchase securities of any one issuer (except U.S. government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; provided, however, that up to 25% of the Fund's total assets may be invested without regard to these limitations;

      (2) Purchase more than 10% of the voting securities of any one issuer, except U.S. government securities;

      (3) Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

      (4) Borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings;

      (5) Borrow money in excess of 5% of its total assets (taken at market value);

      (6) Make loans, except that the Fund may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets;

      (7) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable;

      (8) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

      (9) Make any investment in real estate, commodities or commodities contracts, except that the Fund may: (a) purchase or sell readily marketable securities that are secured by interest in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Fund's Prospectus;

      (10) Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities;

      (11) Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets); or

      (12) Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if

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

            such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:


      (1) Purchase more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its total assets in another investment company, or invest more than 10% of its total assets in other investment companies.


      SmallCap Opportunities Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stock of smaller, lesser known U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS - LARGECAP VALUE, MIDCAP VALUE AND SMALLCAP VALUE FUNDS

As a matter of fundamental policy, each Fund:

      (1) Shall be a "diversified company" as that term is defined in the 1940 Act;

      (2) May not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. Government, its agencies or instrumentalities);

      (3) May not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder;

      (4) May not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

      (5) May not act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Fund for its portfolio, a Fund may be deemed to be an underwriter under the applicable law;

      (6) May not purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or
            (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

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

      (7) May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with a Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; or

      (8) May not purchase physical commodities or contracts relating to physical commodities.

      LargeCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large capitalization U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      MidCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      SmallCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- REAL ESTATE FUND

      The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed at least annually to shareholders. The Fund may not:

      (1)   Acquire more than 10% of the voting securities of any one issuer;

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

      (2) Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and
            (iii) lend its securities;

      (3) Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder;

      (4) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security;

      (5) Purchase or sell real estate, except that the Fund may purchase securities issued by companies primarily engaged in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities of companies principally engaged in the real estate business;

      (6) Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after such borrowing, there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, the investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowing or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders;

      (7) Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts;

      (8) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions; or

      (9)   Invest in companies for the purpose of exercising control. .

      The following investment limitation of the Fund is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval:

            The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

      Real Estate Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders. If, subsequent to an investment, the 80%

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

requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The Funds have adopted the following restrictions as fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the Funds (as defined in the Investment Company Act).

INVESTMENT RESTRICTIONS - MIDCAP VALUE CHOICE FUND AND SMALLCAP VALUE CHOICE
FUND

      The investment objectives of the Funds are not fundamental and may be changed by the Board. The Funds may not:

      (1) Shall be a "diversified company" as that term is defined in the 1940 Act;

      (2) May not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. government, its agencies or instrumentalities);

      (3) May not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder;

      (4) May not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

      (5) May not act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Fund for its portfolio, a Fund may be deemed to be an underwriter under the applicable law;

      (6) May not purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or
            (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

      (7) May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with a Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; or

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

      (8) May not purchase physical commodities or contracts relating to physical commodities.

      MidCap Value Choice Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      SmallCap Value Choice Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-sized companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                             PORTFOLIO TRANSACTIONS


      Each Investment Management Agreement and Sub-Advisory Agreement authorizes the Adviser or a Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable execution available. Pursuant to the Investment Management Agreements and Sub-Advisory Agreements, the Adviser or a Sub-Adviser determines, subject to the instructions of and review by a Fund's Board, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute portfolio transactions of a Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.


      In placing portfolio transactions, the Adviser or a Sub-Adviser are required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, capital commitment, the firm's risk in positioning a block of securities, and other factors. The Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Funds. Under these programs, the participating broker-dealers will return to a Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefit the Funds, and not the Adviser or Sub-Adviser.





      In selecting a broker-dealer, the Adviser or Sub-Adviser will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. The Adviser or a Sub-Adviser may also take into account the quality of research and related services that can be provided by a broker-dealer, provided that the Adviser or Sub-Adviser makes a good faith determination that the broker commission paid by the Funds is reasonable in light of the research and other products and services the broker-dealer provides. As permitted by Section 28(e) of the 1934 Act, the Adviser or Sub-Adviser may cause a Fund to pay a broker-dealer, which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser or a Sub-Adviser, commissions for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting the transaction.


         For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transactions for the clients of the managers. This research can assist an investment manager in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases and equipment to retrieve such data, credit rating services, brokerage analysts earning estimates, computerized links to current market data, hardware and software dedicated to research, and portfolio modeling. Consistent with this practice, the Adviser or Sub-Adviser may receive research services from broker-dealers with which the Adviser or a Sub-Adviser places a Fund's securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and the Adviser or a Sub-Adviser does not bear the expense of these services if provided by a broker-dealer that executes trades for a Fund, and the advisory fee paid to the Adviser or sub-advisory fee paid to the Sub-Adviser is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value to the Adviser or a Sub-Adviser in advising a Fund and other clients, although not all of the research services received by the Investment Adviser or Sub-Adviser will necessarily be useful and of value in managing a particular Fund. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by the Adviser or Sub-Adviser for the execution of securities transactions for a Fund. In addition, in negotiating commissions with a broker, a Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these services, provided that the amount of such commission has been determined in good faith by the Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.



      Portfolio transactions may be executed by brokers affiliated with the ING Groep or the Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD").


      Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

      Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients serviced by the Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board. To the extent any of the Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

      Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.


      In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.


      The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

      Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:


                                                                  MAY 31
                                        ------------------------------------------------------------
       FUND                                2005                   2004                      2003
---------------------                   ---------             ------------             -------------
Convertible                             $  47,690             $     71,933             $     53,920
Disciplined LargeCap                    $ 105,260             $    205,510(2)          $    113,167(1)
Equity and Bond                         $  70,116             $    204,570             $    182,177(2)
Financial Services                      $ 276,785             $    461,096(2)          $    246,689(1)
LargeCap Growth                         $ 442,028             $  1,071,654(1)          $  2,087,206(1)
LargeCap Value                          $ 104,040             $     18,952                      N/A
MagnaCap                                $ 254,314             $    230,826(1)          $  1,367,926(2)
MidCap Opportunities                    $ 807,682             $    571,361(1)          $  3,175,771(2)
MidCap Value                            $ 674,099             $    426,807(2)          $    238,276(2)
MidCap Value Choice (3)                 $  11,185                      N/A                      N/A
SmallCap Opportunities                  $ 730,773             $    875,972(1)          $  6,891,693(2)
SmallCap Value                          $ 655,645             $    257,397(2)          $    166,033(2)
SmallCap Value Choice (3)               $   8,924                      N/A                      N/A
Real Estate                             $ 521,910             $    654,881(2)          $    275,427


----------

(1) The decrease in brokerage commissions paid by the Fund is due to a decrease in the trading activity in the Fund.

(2) The increase in brokerage commissions paid by the Fund is due to an increase in the trading activity in the Fund.

(3) MidCap Value Choice Fund and SmallCap Value Choice Fund commenced operations on February 1, 2005.


      During the fiscal years ended May 31, 2005, 2004, and 2003 of the total commissions paid, the Funds received $18,475, $580,181, and $4,018,066, respectively by firms, which provided research, statistical or other services to the Adviser. The Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.



      During the fiscal years ended May 31, 2005, the following Fund paid affiliated persons of the Fund brokerage commissions as follows:



LARGECAP GROWTH


      Affiliated           Affiliated     Total Fund        % of        Affiliated      Fund Total          % of
        Broker             Principal       Principal      Principal     Commission      Commission       Commission
----------------------     ----------    ------------     ---------     ----------      ----------       -----------
ING Baring Furman Selz      $822,013     $556,804,616       0.15%          $868          $496,785          0.17%


      During the fiscal years ended May 31, 2004, the following Fund paid affiliated persons of the Fund brokerage commissions as follows:

LARGECAP GROWTH

      Affiliated           Affiliated     Total Fund        % of        Affiliated      Fund Total          % of
        Broker             Principal       Principal      Principal     Commission      Commission       Commission
----------------------     ----------    ------------     ---------     ----------      ----------       -----------
ING Baring Furman Selz     $1,529,464    $788,343,710       0.19%        $1945.50       $1,071,654         0.18%

      During the fiscal year ended May 31, 2003, none of the Funds used affiliated brokers to execute portfolio transactions.


      During the year ended May 31, 2005, the following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents :



FUND                                      SECURITY DESCRIPTION                  MARKET VALUE
----                                      --------------------                  ------------
CONVERTIBLE                               Lehman Brothers Holdings, Inc.                $ 4,471,969


DISCIPLINED LARGECAP                      Bank of America Corp.                         $ 1,276,115
                                          Lehman Brothers Holdings, Inc.                $   359,580
                                          Merrill Lynch & Co., Inc.                     $   198,049
                                          Morgan Stanley                                $   543,456
                                          U.S. Bancorp.                                 $   219,975
                                          Wachovia Corp.                                $   332,413
                                          Wells Fargo & Co.                             $   419,850

EQUITY AND BOND                           Bank of America Corp.                         $ 1,365,570
                                          Citigroup, Inc.                               $ 1,376,823
                                          Credit Suisse First Boston                    $   237,905
                                          Goldman Sachs Group, Inc.                     $   937,345
                                          JPMorgan Capital Trust                        $   110,368
                                          Lehman Brothers Holdings, Inc.                $   825,190
                                          Societe Generale                              $    35,149
                                          Wells Fargo & Co.                             $   763,022

FINANCIAL SERVICES                        Bank of America Corp.                         $12,844,860
                                          Citigroup, Inc.                               $19,371,631
                                          Goldman Sachs Group, Inc.                     $ 8,577,368
                                          JPMorgan Capital Trust                        $11,232,579
                                          Lehman Brothers Holdings, Inc.                $ 7,300,304
                                          Merrill Lynch & Co., Inc.                     $ 8,315,562
                                          Morgan Stanley                                $ 7,425,518
                                          The Bank of New York Co., Inc.                $ 8,105,308
                                          U.S. Bancorp.                                 $ 9,846,638
                                          Wachovia Corp.                                $ 5,064,190
                                          Wells Fargo & Co.                             $15,869,406


LARGECAP VALUE                            Citigroup, Inc.                               $   386,302
                                          JPMorgan Capital Trust                        $ 1,181,180


MAGNACAP                                  Bank of America Corp.                         $13,460,592
                                          The Bank of New York Co., Inc.                $ 3,103,914
                                          Wells Fargo & Co.                             $11,912,852


                        PURCHASE AND REDEMPTION OF SHARES

      Class A, Class B, Class C, Class M, Class Q and Class I shares only

      A complete description of the manner in which the shares may be purchased, redeemed or exchanged appears in the Class A, Class B, Class C, Class M, Class Q, and Class I shares' respective Prospectuses under "Shareholder Guide." Shares of the Funds are offered at the NAV next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. Shares subject to a contingent deferred sales charge ("CDSC") will continue to age from the date that the original shares were purchased.

      If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

      Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions will only be effected if the Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE - CLASS A AND CLASS M SHARES

      Class A or Class M shares of the Funds may be purchased at NAV, without a sales charge, by persons who have redeemed their Class A or Class M shares of a Fund (or shares of other funds managed by the Adviser in accordance with the terms of such privileges established for such funds) within the previous ninety
(90) days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within ninety (90) days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current NAV of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

      Additionally, Class A or Class M shares of the Funds may also be purchased at NAV by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at NAV is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end ING Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

      Former shareholders of ING General Money Market shares (ING Classic Money Market Fund and ING Money Market Fund) who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of a Fund at its current NAV, without a sales charge.

      The officers, directors/trustees and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Adviser or any Sub-Adviser, may purchase Class A or Class M shares of a Fund at NAV without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered Advisers to make investments on behalf of their clients at NAV without any commission or concession.

      Class A or Class M shares may also be purchased at NAV by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Adviser.

      Class A or Class M shares may also be purchased without a sales charge by
(i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the ING Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); (vi) any registered investment company for which the Adviser serves as adviser; (vii) investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing in either (1) directly in any fund or through any unregistered separate account sponsored by ING Life Insurance and Annuity Company (ILIAC) or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability; and (viii) insurance companies (including separate accounts).

      Shares of MagnaCap Fund are acquired at NAV by State Street Bank & Trust, Kansas City, Missouri, as Custodian for ING Investment Plans, a unit investment trust for the accumulation of shares of the Fund. As of September 2, 2003, less than 2% of the Fund's then total outstanding shares were held by said Custodian for the account of such plan holders.

      The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION - CLASS A AND CLASS M SHARES

      An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within ninety (90) days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Adviser's funds acquired within ninety (90) days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

      An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within ninety (90) days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within ten (10) days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

      If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

      The value of shares of the Fund plus shares of the other open-end ING Funds can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

      The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.


      Shares of the Funds and other open-end ING Funds purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof), including shares held by its employees under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.


      For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

      Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonable practical for a Fund to determine fairly the value of its net assets; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

      Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.

      Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days written notice, to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a value of less than the Fund minimum for each class (as described in each Fund's respective Prospectus), other than as a result of a decline in the NAV per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder thirty (30) days to make an additional investment in an amount that will increase the value of the account to at least the minimum before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

      The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

      Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus. No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period,
(ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

      The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE - CLASS B AND CLASS C SHARES

      If you sell Class B or Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within ninety (90) days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within ninety (90) days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES

      A shareholder's Class B shares will automatically convert to Class A shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

 CDSC SCHEDULE FOR SHARES OF MIDCAP OPPORTUNITIES FUND, SMALLCAP OPPORTUNITIES
              FUND, AND DISCIPLINED LARGECAP FUND PURCHASED BEFORE
                                NOVEMBER 1, 1999

      Effective November 1, 1999, the Funds listed above adopted a new CDSC schedule, as set forth in the Prospectus. Class B shares of those Funds purchased before November 1, 1999 are subject to the following CDSC schedule:

 YEARS AFTER YOU               CDSC AS A PERCENTAGE
BOUGHT THE SHARES               OF AMOUNT REDEEMED
-----------------              --------------------
  1st Year                            5.00%
  2nd Year                            4.00%
  3rd Year                            3.00%
  4th Year                            2.00%
  5th Year                            2.00%
After 5 Years                          ---

DEALER COMMISSIONS AND OTHER INCENTIVES

      In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

                         DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                         ------------------------------------------------------
AMOUNT OF TRANSACTION                   CLASS A                     CLASS M
---------------------                  ---------                    -------
 Less than $50,000                      5.00%                       3.00%
$ 50,000 - $99,999                      3.75%                       2.00%
$100,000 - $249,999                     2.75%                       1.00%
$250,000 - $499,000                     2.00%                       1.00%
$500,000 - $999,999                     1.75%                       None
$1,000,000 and over                See below                        None

      The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Class A, Class B and Class C shares, at NAV, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC:

                                           DEALER COMMISSION AS A PERCENTAGE OF
 AMOUNT OF TRANSACTION                                 AMOUNT INVESTED
-------------------------                  ------------------------------------
$ 1,000,000 to $2,499,000                                   1.00%
$ 2,500,000 to $4,999,999                                   0.50%
$     5,000,000  and over                                   0.25%

      Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

      The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

      The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the 1933 Act. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to locations appropriate under applicable NASD Rules for such seminars or training programs within or outside of the United States, merchandise or other items.. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES

CLASS O SHARES ONLY

      Class O shares of the Company are purchased at the applicable NAV next determined after a purchase order is received by the transfer agent. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

      Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of the Fund.

      ING Direct Securities, Inc. or other designated intermediaries may accept purchase and redemption orders on behalf of the Fund. Such order may be transmitted to the Fund or their agents several hours after the time of the acceptance and pricing.

      Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

      The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1.00% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

      Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

                             SHAREHOLDER INFORMATION

CLASS A, CLASS B, CLASS C, CLASS M, CLASS Q AND CLASS I SHARES ONLY.

      Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

      The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

                                 NET ASSET VALUE

      As noted in the Prospectuses, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectuses. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

      The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

      If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such case, the Fund will use the fair value of such securities determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that required the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models will accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such modes. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

      Options on securities, currencies, futures, and other financial instruments purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

      The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by Precious Metals Fund's custodian bank or other broker-dealers or banks approved by Precious Metals Fund, on each date that the NYSE is open for business.

      The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

      In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

      The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share NAV of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

      Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

                       SHAREHOLDER SERVICES AND PRIVILEGES

CLASS A, CLASS B, CLASS C, CLASS M, CLASS Q AND CLASS I SHARES ONLY

      As discussed in the Prospectuses, the ING Funds provide a Pre-Authorized Investment Program ("Program") for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

      For investors purchasing shares of a Fund under a tax-qualified individual retirement account or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

      All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

      For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that

State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the ING Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

      Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code of 1986, as amended (the "Code"). An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employees and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the ING Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

      Purchases of Fund shares by Code Section 403(b) plans and other retirement plans are also available. Section 403(b) plans are generally arrangements by a public school organization or a charitable, educational, or scientific organization which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

      As discussed in the Prospectuses, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

      Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the NYSE is open for business (a "Business Day"), but not later than Market Close, will be processed at that day's closing NAV. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A, Class B and Class C shares may be subject to a CDSC (See "Shareholder Guide" in the Prospectus).

      Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

      The Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectuses or herein.

      Telephone redemption requests must meet the following conditions to be accepted by the Funds:

            (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the account registration. This address cannot reflect any change within the previous thirty (30) days.

            (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

            (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a thirty
                  (30) day period.

            (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

            (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

            (f) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

            (g) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

            (h) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Funds at P.O. Box 219368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

            (i) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

            (j) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

            (k) Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

      The Funds have established a Systematic Withdrawal Plan ("Plan") to allow you to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q and Class I shares) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q shares and $1,000,000 in the case of Class I shares). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

      During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class I and Class Q shares), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, Class B or Class C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                       SHAREHOLDER ACCOUNTS AND SERVICES

CLASS O SHARES ONLY

SYSTEMATIC INVESTMENT

      The Systematic Investment feature, using the Electronic Funds Transfer ("EFT") capability, allows you to make automatic monthly investments in the Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION

      The Fund's Transfer Agent will maintain your account information. Account statements will be sent at least quarterly. An IRS Form 1099 generally will also be sent each year by January 31. However, the ING Real Estate Fund will be sending you an IRS Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is one month later than most such forms are sent. Annual and semiannual reports will also be sent to shareholders. The Transfer Agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

      Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts.

CROSS INVESTING

      Cross investing may only be made in the Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

      Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in another Fund.

      Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

SIGNATURE GUARANTEE

      A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

      A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("NYSE MSP"). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                  DISTRIBUTIONS

      As noted in the Prospectuses, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current NAV, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. For all share classes except Class O shares, it has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable NAV in effect at the close of business on the reinvestment date. For Class O shareholders, this option will be selected automatically unless one of the other options is selected when completing your application. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid in cash.

                               TAX CONSIDERATIONS

      The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

      Each Fund intends to qualify as a regulated investment company ("RIC") under the Code. To so qualify and to be taxed as a RIC, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, net income dividend from an interest in a qualified publically traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RIC) of any one issuers of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of our more qualified publically traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.


      The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.


      As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4.00% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.



      If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income or as qualifying dividends eligle for a reduced rate of tax as discussed below. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

TAX LOSS CARRY-FORWARDS

      Tax loss carry-forwards were the following as of May 31, 2005:


FUND                               AMOUNT               EXPIRATION DATES
----------------------        ---------------           ----------------
Converible                    $  (55,590,717)               2010
                                 (15,497,042)               2011
                              --------------
         TOTAL                $  (71,087,759)
                              ==============

Euity and Bond                $     (506,406)               2010
                                  (4,569,236)               2011
                                  (8,878,255)               2012
                              --------------
         TOTAL                $  (13,953,897)
                              ==============

Disciplined LargeCap          $   (3,887,401)               2009
                                 (10,480,954)               2010
                                 (24,371,998)               2011
                                  (6,531,057)               2012
                              --------------
         TOTAL                $  (45,271,410)
                              ==============

LargeCap Growth               $ (129,467,771)               2009
                                (140,176,886)               2010
                                (117,098,211)               2011
                                  (1,005,295)               2013
                              --------------
         TOTAL                $ (387,748,163)*
                              ==============

MidCap Opportunities          $ (108,920,284)               2008
                                 (85,637,489)               2009
                                 (21,217,297)               2010
                                  (9,824,346)               2011
                              --------------
         TOTAL                $ (225,599,416)*
                              ==============

SmallCap Opportunities        $  (45,566,046)               2009
                                (106,886,756)               2010
                                (167,319,499)               2011
                              --------------
         TOTAL                $ (319,772,301)*
                              ==============

MagnaCap                      $   (2,643,213)               2009
                                 (29,034,094)               2010
                                 (54,622,208)               2012
                              --------------
         TOTAL                $  (86,229,515)
                              ==============


----------
*     Utilization of these capital losses is subject to annual limitations under
      Section 382 of the Internal Revenue Code

DISTRIBUTIONS

      Dividends of investment company taxable income (including net short-term capital gains) are generally taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.


      Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment companies are not treated as "qualified foreign corporations."



      Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.



      Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.



ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT


      Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

      Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

      A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

      A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the ING Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

FOREIGN WITHHOLDING TAXES

      Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."


      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six
(46) days in the case of preferred shares) during the thirty-one (31)-day period (ninety-one (91)-day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.


      The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options and financial contracts in which the Funds may invest are "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed above) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the sixty
(60)-day period beginning with the day such transaction was closed, if certain conditions are met.

      Under the recently enacted tax law, certain hedging activities may cause a dividend, that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the tax rate of tax applicable to ordinary income.

      Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

      If a Fund sells securities short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

      It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies. When a Fund invests invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies fees and expenses.

SALE OR OTHER DISPOSITION OF SHARES

      Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one
(61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. As noted above, the maximum tax rate for individual tax payers is 15% on long-term capital gains.

      In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING


      Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS


      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limiations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such dividiends are attributable to qualified interenst and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. Each Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

      Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.


                             SHAREHOLDER INFORMATION


REDEMPTIONS

      The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the NYSE is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

EXCHANGES


      The following conditions must be met for all exchanges among the Funds and the ING Classic Money Market Fund, ING Aeltus Money Market Fund, and ING Money Market Fund: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the Shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least thirty (30) days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

      Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least sixty (60) days in advance. It is the policy of the Adviser to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Investments reserves the right to reject any exchange request.

      If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of not less than 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

      You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

CONVERSION FEATURE

      Class B shares of each Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation

      Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ERV

Where:

   P =   a hypothetical initial payment of $1,000,

   T =   the average annual total return,

   n =   the number of years, and

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

      All total return figures assume that all dividends are reinvested when paid.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis).

      Prior to October 17, 1997, Financial Services Fund operated as a closed-end investment company. Upon conversion of the Fund to an open-end investment company on October 17, 1997, all outstanding shares of common stock of the Fund were designated as Class A shares. Performance information for the period prior to October 17, 1997 reflects the performance of the Fund as a closed-end fund. Performance information presented by the Fund for all periods is adjusted to reflect the current maximum front-end sales load payable by the Class A shares of the Fund. Performance information for the period prior to October 17, 1997 has not been adjusted to reflect annual Rule 12b-1 fees of Class A shares plus additional expenses incurred in connection with operating as an open-end investment company. Performance would have been lower if adjusted for these charges and expenses. Performance information for all periods after October 17, 1997 reflects Class A's annual Rule 12b-1 fees and other expenses associated with open-end investment companies.

Average Annual Total Return (After Taxes On Distributions) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one-, five- and ten-years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV(D)

Where:

   P =      a hypothetical initial payment of $1,000,

   T =      the average annual total return (after taxes on distributions),

   n =      the number of years, and

ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation


      Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one-, five- and ten-year periods (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:


                              P(1 + T)(n) = ATV(DR)

Where:

    P =    a hypothetical initial payment of $1,000,

    T =    the average annual total return (after taxes on distributions),

    n =    the number of years, and


ATV(DR) =  ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods (or fractional portion), after taxes on fund distributions and redemption.


      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.


      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).



      THIRTY (30)-DAY YIELD FOR CERTAIN FUNDS



      Quotations of yield for certain Funds will be based on all investment income per share earned during a particular thirty (30)-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                         Yield= 2[(a - b/cd + 1)(6) - 1]

where

   a =   dividends and interest earned during the period,

   b =   expenses accrued for the period (net of reimbursements),

   c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

   d =   the maximum offering price per share on the last day of the period.


      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of thirty (30) days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty (30)-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above. A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a thirty (30)-day or ninety (90)-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      For purposes of this calculation, it is assumed that each month contains thirty (30) days.

      Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

      A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

      Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

      Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

      In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, Class O and Class Q shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results. Prior to October 17, 1997, Financial Services Fund was rated as a closed-end fund, which had a different fee structure. Fee structures are incorporated into certain ratings. If the Fund had been rated using the fee structure of an open-end fund, ratings for those periods may have been different.


      The thirty (30)-day yields for the various classes of Convertible Fund and Equity and Bond Fund for the period ended May 31, 2005 are as follows:



     FUND                    CLASS A         CLASS B          CLASS C         CLASS M          CLASS Q
     ----                    -------         -------          -------         -------          -------
Convertible                   0.90%           0.22%            0.23%            N/A             1.03%
Equity and Bond               1.46%           0.80%            0.83%            N/A             1.20%

      The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended May 31, 2005 and for classes that have not been in operation for ten years, the average annual total return for the period from commencement of operations to May 31, 2005, are as follows:


                                                                                                   SINCE          INCEPTION
                                             1 YEAR            5 YEAR            10 YEAR         INCEPTION           DATE
                                            --------          --------          --------         ---------        ---------
MAGNACAP FUND
     Class A                                    0.35%            (2.66)%            7.20%               -           8/30/73
     Class A Return After Taxes on
      Distributions                             0.14%            (3.90)%            4.87%               -           8/30/73
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                    0.46%            (2.58)%            5.33%               -           8/30/73
     Class B                                    0.77%            (2.47)%               -             6.91%          7/17/95
     Class C                                    4.77%            (2.18)%               -            (0.96)%          6/1/99
     Class M                                    2.30%            (2.63)%               -             6.80%          7/17/95
     Class I                                    6.79%                -                 -            19.34%          3/05/03

FINANCIAL SERVICES FUND
     Class A                                    1.81%            10.46%            14.63%               -           1/24/86
     Class A Return After Taxes on
      Distributions                             0.81%             8.94%            12.29%               -           1/24/86
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                    2.51%             8.47%            11.83%               -           1/24/86
     Class B                                    2.26%            10.68%                -             5.45%         10/17/97
     Class C                                       -                 -                 -             7.29%          8/24/04
     Class O                                       -                 -                 -             4.90%          9/15/04

LARGECAP GROWTH FUND
     Class A                                   (4.19)%          (14.80)%               -             4.99%          7/21/97
     Class A Return After Taxes on
      Distributions                            (4.93)%          (15.01)%               -             4.63%          7/21/97
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                   (2.51)%          (11.94)%               -             4.16%          7/21/97
     Class B                                   (3.96)%          (14.70)%               -             5.09%          7/21/97
     Class C                                   (0.06)%          (14.37)%               -             5.09%          7/21/97
     Class I                                    2.07%                -                 -            (2.84)%         1/08/02
     Class Q                                    1.81%           (13.55)%               -             6.04%          7/21/97

CONVERTIBLE FUND
     Class A                                   (6.55)%           (1.98)%           10.51%               -           4/19/93

                                                                                                   SINCE          INCEPTION
                                             1 YEAR            5 YEAR            10 YEAR         INCEPTION           DATE
                                            --------          --------          --------         ---------        ---------
     Class A Return After Taxes on
      Distributions                            (7.12)%           (4.02)%            8.02%               -           4/19/93
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                   (3.98)%           (2.73)%            7.92%               -           4/19/93
     Class B                                   (6.40)%           (1.76)%           10.52%               -           5/31/95
     Class C                                   (2.49)%           (1.45)%           10.48%               -           4/19/93
     Class Q                                   (0.72)%           (0.56)%               -            10.71%          8/31/95

EQUITY AND BOND FUND
     Class A                                   (1.50)%            0.18%             7.22%               -           4/19/93
     Class A Return After Taxes on
      Distributions                            (1.81)%           (1.08)%            4.67%               -           4/19/93
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                   (0.79)%           (0.50)%            4.98%               -           4/19/93
     Class B                                   (1.13)%            0.35%             7.21%               -           5/31/95
     Class C                                    2.78%             0.69%             7.15%               -           4/19/93
     Class Q                                    4.31%             1.37%                -             7.06%          8/31/95

DISCIPLINED LARGECAP FUND
     Class A                                    3.44%            (4.07)%               -            (1.22)%        12/30/98
     Class A Return After Taxes on
      Distributions                             3.44%            (4.07)%               -            (1.30)%        12/30/98
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                    2.22%            (3.42)%               -            (1.08)%        12/30/98
     Class B                                    3.95%            (4.02)%               -            (1.01)%        12/30/98
     Class C                                    7.95%            (3.63)%               -            (1.01)%        12/30/98
     Class I                                   10.01%            (2.61)%               -             0.02%         12/30/98

SMALLCAP OPPORTUNITIES FUND
     Class A                                    1.95%           (12.17)%               -             6.72%           6/5/95
     Class A Return After Taxes on
      Distributions                             1.95%           (13.22)                -             5.11%           6/5/95
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                    1.28%           (10.13)%               -             5.19%           6/5/95
     Class B                                    2.41%           (12.03)%               -             6.62%           6/5/95
     Class C                                    6.43%           (11.75)%               -             6.60%           6/5/95
     Class I                                    8.66%           (10.86)%               -             2.27%           4/1/99
     Class Q                                    8.39%           (10.99)%               -           (12.80)%          4/4/00

MIDCAP OPPORTUNITIES FUND
     Class A                                    1.67%            (8.43)%               -             7.98%          8/20/98
     Class A Return After Taxes on
      Distributions                             1.67%            (8.98)%               -             6.26%          8/20/98

                                                                                                   SINCE          INCEPTION
                                                1 YEAR          5 YEAR           10 YEAR         INCEPTION           DATE
                                               -------         --------          --------        ----------       ----------
         Class A Return After Taxes on
          Distributions and Sale of Fund
         Shares                                   1.07%           (7.12)%              -             6.04%         8/20/98
         Class B                                  2.08%           (8.32)%              -             8.22%         8/20/98
         Class C                                  6.11%           (7.98)%              -             8.16%         8/20/98
         Class I                                  8.27%           (6.95)%              -             9.33%         8/20/98
         Class Q                                  8.05%           (7.14)%              -            (8.11)%         4/4/00

LARGECAP VALUE FUND
         Class A                                  1.45%               -                -            (1.59)%         2/2/04
         Class A Return After Taxes on
          Distributions                           1.15%               -                -            (1.79)%         2/2/04
         Class A Return After Taxes on
          Distributions and Sale of Fund
          Shares                                  1.19%               -                -            (1.38)%         2/2/04
         Class B                                  1.78%               -                -            (0.89)%         2/2/04
         Class C                                  5.76%               -                -             2.43%          2/3/04
         Class I                                     -                -                -             7.13%          8/2/04

MIDCAP VALUE FUND
         Class A                                 (2.80)%              -                -             4.14%          2/1/02
         Class A Return After Taxes on
          Distributions                          (4.41)%              -                -             3.36%          2/1/02
         Class A Return After Taxes on
          Distributions and Sale of Fund
          Shares                                 (0.92)%              -                -             3.18%          2/1/02
         Class B                                 (2.39)%              -                -             4.94%          2/4/02
         Class C                                  1.49%               -                -             5.73%          2/4/02
         Class I                                  3.64%               -                -             6.09%          3/4/02
         Class Q                                  2.85%               -                -             4.78%         4/17/02

MIDCAP VALUE CHOICE FUND (1)
         Class A                                     -                -                -            (6.22)%         2/1/05
         Class A Return After Taxes on
          Distributions                              -                -                -            (6.22)%         2/1/05
         Class A Return After Taxes on
          Distributions and Sale of Fund
          Shares                                     -                -            (5.29)%                          2/1/05
         Class B                                     -                -            (5.48)%                          2/1/05
         Class C                                     -                -            (1.00)%                          2/7/05
         Class I                                     -                -                -                -                -

SMALLCAP VALUE FUND
         Class A                                 (4.17)%              -                -            10.70%          2/1/02
         Class A Return After Taxes on
           Distributions                         (5.48)%              -                -             9.68%          2/1/02

                                                                                               SINCE          INCEPTION
                                           1 YEAR            5 YEAR           10 YEAR        INCEPTION           DATE
                                          -------           --------         --------       -----------       ---------
   Class A Return After Taxes on
    Distributions and Sale of Fund
    Shares                                   (1.85)%               -                -            8.85%           2/1/02
   Class B                                   (3.88)%               -                -           11.70%           2/4/02
   Class C                                   (0.10)%               -                -           12.74%           2/7/02
   Class I                                    1.89%                -                -           12.44%           3/6/02
   Class Q                                    1.65%                -                -           10.52%          4/30/02

SMALLCAP VALUE CHOICE FUND(1)
   Class A                                       -                 -                -           (9.80)%          2/1/05
   Class A Return After Taxes on
    Distributions                                -                 -                -           (9.90)%          2/1/05
   Class A Return After Taxes on
    Distributions and Sale of Fund
    Shares                                       -                 -                -           (8.41)%          2/1/05
   Class B                                       -                 -                -           (9.31)%          2/1/05
   Class C                                       -                 -                -           (5.35)%          2/2/05
   Class I                                       -                 -                -               -                 -

REAL ESTATE FUND(2)
   Class A                                   21.12%                -                -           25.15%         12/20/02
   Class A Return After Taxes on
    Distributions                            17.86%                -                -           22.20%         12/20/02
   Class A Return After Taxes on
    Distributions and Sale of Fund
    Shares                                   14.38%                -                -           20.18%         12/20/02
   Class B                                   22.62%                -                -           25.63%         11/20/02
   Class C                                   26.57%                -                -           29.28%          1/17/03
   Class I                                   28.82%            19.27%               -           12.53%         12/31/96
   Class Q                                     N/A               N/A              N/A             N/A               N/A
   Class O                                       -                 -                -           20.12%          9/15/04



(1) MidCap Value Choice Fund and SmallCap Value Choice Fund commenced operations on February 1, 2005.

(2) Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI. Class I shares of the predecessor fund commenced operations on December 31, 1996.


      Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons;
(ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics;
(xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

      In addition, reports and promotional literature may contain information concerning the Adviser, the Sub-Advisers, ING Capital, ING Funds Services, LLC or affiliates of the Company, the Adviser, the Sub-Advisers, ING Capital or ING Funds Services, LLC including: (i) performance rankings of other funds managed by the Adviser or a Sub-Adviser, or the individuals employed by the Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services, LLC; (v) the past performance of other funds managed by the Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Adviser.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

      The authorized capital stock of ING Investment Funds, Inc. consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as Shares of MagnaCap Fund. The authorized capital of ING Equity Trust is an unlimited number of shares of beneficial interest. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors/Trustees can elect 100% of the Directors/Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors/Trustees will not be able to elect any person or persons to the Board. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than a majority of the Directors/Trustees holding office have been elected by shareholders, at which time the Directors/Trustees then in office will call a shareholders' meeting for the election of Directors/Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors/Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors/Trustees will continue to hold office and appoint successor Directors/Trustees.

      The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors/Trustees of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors/Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

      The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

TRANSFER AGENT

      DST Systems, Incorporated, P.O. Box 219368, Kansas City, Missouri 64141-9368, serves as the Transfer Agent and dividend-paying agent to the Funds.

LEGAL COUNSEL

      Legal matters for each Company are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      KPMG LLP serves as an independent registered public accounting firm for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.


OTHER INFORMATION

      Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.


      Investors in the Funds will be kept informed of the Funds' progress through annual and semi-annual shareholder reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by an independent registered public accounting firm.


REPORTS TO SHAREHOLDERS

      The fiscal year of each Fund ends on May 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

DECLARATION OF TRUST

      Equity Trust is organized as a Massachusetts business trust. The Declaration of Trust of these Funds provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS


      The financial statements from the Funds' May 31, 2005 annual shareholder report are incorporated herein by reference. Copies of the Funds' (except Class O shares of Financial Services and Real Estate Funds) annual and semi-annual shareholder reports (unaudited) may be obtained without charge by contacting ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180. Copies of the Class O shares of Financial Services and Real Estate Funds' annual and semi-annual shareholder reports (unaudited) may be obtained without charge by contacting 1-866 BUY-FUND (1-866-289-3863) or by writing to ING DIRECT Securities, Inc. P.O. Box 15647 Wilmington, DE 19885-5647.

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 10, 2003
                        REVISION DATE: SEPTEMBER 15, 2005

                                   ----------

I.   INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.  VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Effective Date: 07/10/03
Revision Date: 09/15/05

Procedures of the Adviser (the "Adviser Procedures") are attached hereto as
EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III. DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

Effective Date: 07/10/03
Revision Date: 09/15/05

IV.  APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage Committee at its next regularly scheduled meeting.

V.   VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

     A.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

     B.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with

Effective Date: 07/10/03
Revision Date: 09/15/05
     respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a "Non-Vote").

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

Effective Date: 07/10/03
Revision Date: 09/15/05

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

          If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).

          If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

          4.   Referrals to a Fund's Valuation, Proxy and Brokerage Committee

          A Fund's Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

          The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter

Effective Date: 07/10/03
Revision Date: 09/15/05
          cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a "Non-Vote").

          The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.  CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII. REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

Effective Date: 07/10/03
Revision Date: 09/15/05

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

Effective Date: 07/10/03
Revision Date: 09/15/05

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.   INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

Effective Date: 07/10/03
Revision Date: 09/15/05

II.  ROLES AND RESPONSIBILITIES

     A.   Proxy Coordinator

     The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

     Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

     Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

     B.   Agent

     An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

     The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

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                                       A-9

     The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

     Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

     C.   Proxy Group

     The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

     A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

     A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration,

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                                      A-10
     including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

     For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and
     (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

     If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

     If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

     D.   Investment Professionals

     The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III. VOTING PROCEDURES

     A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

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                                      A-11

     B.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

     C.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on

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                                      A-12
          the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

          4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.  ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

     A.   Assessment of the Agent

          The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem

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                                      A-13
          reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

          Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

     B.   Conflicts of Interest

          The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

          In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

          For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator

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                                      A-14
          within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

          The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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                                      A-15

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

          NAME                             TITLE OR AFFILIATION
          ----                             --------------------
Stanley D. Vyner          Chief Investment Risk Officer and Executive Vice
                          President, ING Investments, LLC

Todd Modic                Senior Vice President, ING Funds Services, LLC and ING
                          Investments, LLC; and Chief Financial Officer of the
                          ING Funds

Maria Anderson            Vice President of Fund Compliance, ING Funds Services,
                          LLC

Karla J. Bos              Proxy Coordinator for the ING Funds and Manager -
                          Special Projects, ING Funds Services, LLC

Julius Drelick            Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.   Counsel, ING Americas US Legal Services

Steve Wastek, Esq.        Counsel, ING Americas US Legal Services

Effective as of May 27, 2005

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                                      A-16

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

Effective Date: 07/10/03
Revision Date: 09/15/05

GENERAL POLICIES

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

1.   THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director

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                                      A-18
nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75% of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect" or other form of excessive executive compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee, provided that such nominees

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                                      A-19
served on the board during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (e.g., director emeritus or advisory director) in calculations with respect to majority board independence.

Generally vote FOR nominees who sit on up to (and including) six public company boards unless (1) other concerns requiring CASE-BY-CASE consideration have been raised, or (2) the nominee is also CEO of a public company, in which case the public company board threshold shall be three, above which the nominee shall be considered on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

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                                      A-20

STOCK OWNERSHIP REQUIREMENTS

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     (2)  Only if the director's legal expenses would be covered.

2.   PROXY CONTESTS

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.   AUDITORS

RATIFYING AUDITORS

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

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                                      A-21

AUDITOR INDEPENDENCE

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.   PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

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Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.   TENDER OFFER DEFENSES

POISON PILLS

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

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WHITE SQUIRE PLACEMENTS

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.   MISCELLANEOUS

CONFIDENTIAL VOTING

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

     - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

     -    If the dissidents agree, the policy remains in place.

     - If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

MAJORITY VOTING STANDARD

Generally, vote FOR management proposals and AGAINST shareholder proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders. For issuers with a history of board malfeasance, consider such shareholder proposals on a CASE-BY-CASE basis.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business.

QUORUM REQUIREMENTS

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.   CAPITAL STRUCTURE

Analyze on a CASE-BY-CASE basis.

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COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.

     - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

     - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

     - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK

Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

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Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that the stock may be used as a takeover defense.

Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.   EXECUTIVE AND DIRECTOR COMPENSATION

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within

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such cap and AGAINST those with costs in excess of it, but consider plans
CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms. Vote AGAINST compensation plans that permit repricing of stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach as described above.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

     AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
     FEATURES

     Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

     Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

     Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote AGAINST shareholder proposals that seek disclosure of the remuneration of individuals other than senior executives and directors.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

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GOLDEN AND TIN PARACHUTES

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.   STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

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10.  MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations and asset sales, should be considered on a CASE-BY-CASE basis.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Generally, vote FOR changing the corporate name.

11.  MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis.

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INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES

Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE

Generally, vote FOR the establishment of a master-feeder structure.

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MERGERS

Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.  GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

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Unless otherwise provided for herein, it shall generally be the policy of the
Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.

ROUTINE MANAGEMENT PROPOSALS

Generally, vote FOR the following and other similar routine management proposals:

     -    the opening of the shareholder meeting

     -    that the meeting has been convened under local regulatory requirements

     -    the presence of quorum

     -    the agenda for the shareholder meeting

     -    the election of the chair of the meeting

     -    the appointment of shareholders to co-sign the minutes of the meeting

     -    regulatory filings (e.g., to effect approved share issuances)

     - the designation of inspector or shareholder representative(s) of minutes of meeting

     - the designation of two shareholders to approve and sign minutes of meeting

     -    the allowance of questions

     -    the publication of minutes

     -    the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. Votes on director nominees not subject to policies described herein should be made on a CASE-BY-CASE basis.

For issuers domiciled in Bermuda, Canada, Cayman Islands, British Virgin Islands or other tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

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For issuers in all markets, including those in tax haven markets and those in
Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

INDEPENDENT STATUTORY AUDITORS

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

NOMINATING COMMITTEE

Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION

Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES

With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors: Generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.

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STOCK OPTION PLANS

With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

SHARES RESERVED FOR ISSUANCE OF OPTIONS OR EMPLOYEE SHARE-PURCHASE PLANS

Generally vote AGAINST option plans, or the issuance of shares in connection with such plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice. Consider proposals in connection with option plans or the issuance of shares in connection with them in other instances on a CASE-BY-CASE basis.

GENERAL SHARE ISSUANCES

Generally vote AGAINST proposals to issue shares (with or without preemptive rights) in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval. Consider such proposals on a CASE-BY-CASE basis in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS

Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS

Consider management proposals concerning allocation of income and the distribution of dividends on a CASE-BY-CASE basis.

STOCK (SCRIP) DIVIDEND ALTERNATIVES

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-

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equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES

Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

     -    it is editorial in nature;

     -    shareholder rights are protected;

     -    there is negligible or positive impact on shareholder value;

     -    management provides adequate reasons for the amendments; or

     -    the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:

     - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business.

     - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of

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          substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS

In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

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                                     PART C:
                           ING INVESTMENT FUNDS, INC.
                                OTHER INFORMATION

ITEM 22.  EXHIBITS

(a) (1) Articles of Restatement of Articles of Incorporation, dated December 23, 1997 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

     (2) Articles of Amendment dated October 26, 1998 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

     (3) Articles Supplementary dated May 24, 1999 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

     (4) Articles Supplementary dated November 16, 1999 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

     (5) Articles Supplementary dated November 8, 2001 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

     (6) Articles of Amendment dated February 11, 2002 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

     (7) Articles of Amendment dated May 24, 2002 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

     (8) Articles of Amendment effective on October 11, 2004 (dissolution, Class Q shares of ING MagnaCap Fund) - filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrants Registration Statement on Form N-1A on July 28, 2005 and incorporated herein by reference.

(b) (1) Amended and Restated Bylaws as of October 23, 1995 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

(c)       Not applicable.

(d) (1) Amended and Restated Investment Management Agreement with respect to MagnaCap Fund - Filed as an exhibit to Post-Effective Amendment No. 57 to the Registrant's Form N-1A Registration Statement on September 30, 2003 and incorporated herein by reference.

          (i) First Amendment, effective September 2, 2004, to the Amended and Restated Investment Management Agreement - filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrants Registration Statement on Form N-1A on July 28, 2005 and incorporated herein by reference.

          (ii) Amended Schedule A with respect to the Amended and Restated Investment Management Agreement between ING Investment Funds, Inc. and ING Investments, LLC - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

     (2) Sub-Advisory Agreement made August 1, 2003, by and between ING Investments, LLC. and Aeltus Investment Management, Inc. - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

          (i) 1st Amendment, effective September 1, 2003, to Sub-Advisory Agreement - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

          (ii) Amended Schedule A with respect to the Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

(e) (1) Underwriting Agreement dated September 1, 2000 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration

          Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

          (i) Schedule of Approvals with respect to the Underwriting Agreement between ING Investment Funds, Inc. and ING Funds Distributor, Inc
               - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

     (2) Substitution Agreement, made as of October 8, 2002, by and between ING Investment Funds, Inc. and ING Funds Distributor - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

(f)       Not applicable.

(g) (1) Securities Lending Agreement and Guaranty dated August 7, 2003 between each investment company listed on Exhibit A and The Bank of New York - Filed as an exhibit to Post-Effective Amendment No. 57 to the Registrant's Form N-1A Registration Statement as filed on September 30, 2003 and incorporated herein by reference.

               (i) Amended Exhibit A, dated July 14, 2005, to the Securities Lending Agreement - filed herein.

     (2) Custody Agreement with The Bank of New York dated January 6, 2003 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

               (i) Amended Exhibit A, dated July 14, 2005, to the Custody Agreement - filed herein.

     (3) Foreign Custody Manager Agreement made as of January 6, 2003 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

               (i) Amended Exhibit A, dated July 29, 2005, to the Foreign Custody Manager Agreement- filed herein.

     (4) Fund Accounting Agreement made as of January 6, 2003 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

               (i) Amended Exhibit A, dated July 29, 2005, to the Fund Accounting Agreement, dated June 14, 2004 - filed herein.

(h) (1) Agency Agreement dated November 30, 2000 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

               (i) Amended Exhibit A, dated July 14, 2005, to the Agency Agreement - filed herein.

     (2) Amended and Restated Shareholder Servicing Agreement, made on July 29, 1999, by and between ING Investment Funds, Inc. and ING Funds Services, LLC - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

(i) (1) Opinion and Consent of Counsel - Filed as an exhibit to Post-Effective Amendment No. 39 to the Registrant's Form N-1A Registration Statement on August 28, 1998 and incorporated herein by reference.

     (2) Opinion of Counsel - Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant's N-1A Registration Statement on November 9, 2001 and incorporated herein by reference.

     (3)  Consent of Dechert, LLP - Filed herein.

(j)  (1)  Consent of KPMG, LLP an independent registered public accounting firm
          - Filed herein.

(k)       Not applicable.

(l)       Not applicable.

(m)  (1)  Amended and Restated Service and Distribution Plan for Class A shares
          - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

               (i) Schedule of Approvals, dated August 2004, to the Amended and Restated Service and Distribution Plan for Class A shares - filed herein.

     (2)  Amended and Restated Service and Distribution Plan for Class B shares
          - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants

          Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

               (i) Schedule of Approvals, dated August 2004, to the Amended and Restated Service and Distribution Plan for Class B shares - filed herein.

     (3) Service and Distribution Plan for Class C Shares - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

               (i) Amended and Restated Schedule A, dated August 2004, with respect to the Service and Distribution Plan, Class C shares- filed herein.

     (4) Restated Service and Distribution Plan for Class M shares - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

               (i) Schedule of Approvals, dated August 2004, with respect to the Restated Service and Distribution Plan for Class M shares - filed herein.

     (5) Shareholder Service Plan for Class Q Shares - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

(n) (1) Amended and Restated Multiple Class Plan Adopted Pursuant to Rule 18f-3 - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

(o)  Not Applicable.

(p) (1) ING Funds and Advisers ("ING Investments, LLC") Code of Ethics, effective February 1, 2005 - filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrants Registration Statement on Form N-1A on July 28, 2005 and incorporated herein by reference.

     (2) Aeltus Investment Management Code of Ethics - filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrants Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

ITEM 23.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 24.  INDEMNIFICATION

     Reference is made to Article VIII, Section 8 of the Registrant's By-Laws filed as Exhibit (b).

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, a suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless sin the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25.  BUSINESS AND OTHER CONNECTIONS OF THE ADVISER

     Information as to the Directors and Officers of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

     Information as to the directors and officers of the sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-adviser in the last two years, is included in their application for registration as investment adviser on Forms ADV for ING Investment Management Co. (File No. 801-9046).

ITEM 26.  PRINCIPAL UNDERWRITERS

     (a) ING Funds Distributor, LLC (formerly ING Funds Distributor, Inc.) is the principal underwriter for ING Equity Trust, ING Mutual Funds; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Mayflower Trust; ING Senior Income Fund; ING Series

Fund, Inc.; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; ING Variable Insurance Trust; USLICO Series Fund; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING VP Growth and Income Portfolio; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Strategic Allocation Portfolios, Inc. and ING GET Fund.

     (b) Information as to the directors and officers of the ING Funds Distributor, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

     (c) Not applicable.

ITEM 27.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 will be kept by (a) the Registrant;
(b) ING Investments, LLC; (c) ING Funds Distributor, Inc.; (d) The Bank of New York; (e) the Transfer Agent; and (f) the Sub-Adviser. The address of each is as follows:

     (a)  ING Investment Funds, Inc.
          7337 East Doubletree Ranch Road
          Scottsdale, AZ 85258

     (b)  ING Investments, LLC
          7337 East Doubletree Ranch Road
          Scottsdale, AZ 85258

     (c)  ING Funds Distributor, LLC
          7337 East Doubletree Ranch Road
          Scottsdale, AZ 85258

     (d)  The Bank of New York
          One Wall Street
          New York, NY 10286

     (e)  DST Systems, Inc.
          P.O. Box 219368
          Kansas City, Missouri 64141

     (f)  ING Investment Management Co.
          230 Park Avenue
          New York, NY 10169

     (g)  ING Funds Services, LLC
          7337 East Doubletree Ranch Road
          Scottsdale, Arizona 85258

ITEM 28.  MANAGEMENT SERVICES

     None.

ITEM 39.  UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the securities act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 29th day of September, 2005.

                                        ING INVESTMENT FUNDS, INC.


                                        By: /s/ Huey P. Falgout, Jr.
                                            ------------------------------------
                                            Huey P. Falgout, Jr.
                                            Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          SIGNATURE                     TITLE                  DATE
          ---------                     -----                  ----


                                Director                September 29, 2005
-----------------------------
John G. Turner*


                                President and Chief     September 29, 2005
                                Executive Officer
-----------------------------
James M. Hennessy*


                                Senior Vice President
                                and Chief/Principal
                                Financial Officer       September 29, 2005
-----------------------------
Todd Modic*


                                Director                September 29, 2005
-----------------------------
John V. Boyer*


                                Director                September 29, 2005
-----------------------------
J. Michael Earley*


                                Director                September 29, 2005
-----------------------------
R. Barbara Gitenstein*


                                Director                September 29, 2005
-----------------------------
Patrick W. Kenny*



                                Director                September 29, 2005
-----------------------------
Walter H. May, Jr.*


                                Director                September 29, 2005
-----------------------------
Thomas J. McInerney*


                                Director and Chairman   September 29, 2005
-----------------------------
Jock Patton*


                                Director                September 29, 2005
-----------------------------
David W.C. Putnam*


                                Director                September 29, 2005
-----------------------------
Roger B. Vincent*


                                Director                September 29, 2005
-----------------------------
Richard A. Wedemeyer*


*By: /s/ Huey P. Falgout, Jr.
     ------------------------
     Huey P. Falgout, Jr.
     Attorney-in-Fact**


** Powers of Attorney for each Director, James Hennessy and Todd Modic filed as an exhibit to Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A on September 22, 2005 and incorporated herein by reference.

                                  EXHIBIT INDEX
                           ING INVESTMENT FUNDS, INC.

EXHIBIT
NUMBER                                     EXHIBIT
-------                                    -------
(g)(1)(i)   Amended Exhibit A, dated July 14, 2005, to the Securities Lending
            Agreement.

(g)(2)(i)   Amended Exhibit A, dated July 29, 2005, to the Custody Agreement.

(g)(3)(i)   Amended Exhibit A, dated July 29, 2005, to the Foreign Custody
            Manager Agreement.

(g)(4)(i)   Amended Exhibit A, dated July 29, 2005, to the Fund Accounting
            Agreement.

(h)(1)(i)   Amended Exhibit A, dated July 14, 2005, to the Agency Agreement.

(i)(3)      Consent of Dechert, LLP.

(j)(1) Consent of KPMG, LLP an independent registered public accounting firm.

(m)(1)(i)   Schedule of Approvals, dated August 2004, to the Amended and
            Restated Service and Distribution Plan for Class A shares.

(m)(2)(i)   Schedule of Approvals, dated August 2004, to the Amended and
            Restated Service and Distribution Plan for Class B shares.

(m)(3)(i) Amended and Restated Schedule A, dated August 2004, with respect to the Service and Distribution Plan, Class C.

(m)(4)(i) Schedule of Approvals, dated August 2004, with respect to the Restated Service and Distribution Plan for Class M shares.